UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED AUGUST 4, 2025

DallasNews Corporation

P.O. Box 224866

Dallas, Texas 75222-4866

   , 2025

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of DallasNews Corporation, a Texas corporation (the “Company”), to be held in the auditorium of the Company’s corporate headquarters located at 1954 Commerce Street, Dallas, Texas 75201 at     , Central Time on     , 2025. At the special meeting, you will be asked to consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of July 9, 2025, as amended on July 27, 2025 (including the plan of merger set forth therein and as it may be further amended from time to time, the “Merger Agreement”), by and among the Company, Hearst Media West, LLC, a Delaware limited liability company (“Parent”), Destiny Merger Sub, Inc., a Texas corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), and, solely for the purposes specified therein, Hearst Communications, Inc., a Delaware corporation, under which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger. Upon consummation of the Merger, each share of Series A common stock, par value $0.01 per share, of the Company (the “Series A Common Stock”) and each share of Series B common stock, par value $0.01 per share, of the Company (the “Series B Common Stock” and, together with the Series A Common Stock, the “Common Stock”) that is outstanding immediately prior to the effective time of the Merger (other than certain shares as set forth in the Merger Agreement) will automatically be cancelled and extinguished and automatically converted into the right to receive $15.00 in cash (the “Merger Consideration”), without interest and less any applicable withholding taxes. If the Merger is completed, the Company will become a wholly owned subsidiary of Parent.

The Merger Consideration represents a premium of approximately 242% over the $4.39 closing price per share of Series A Common Stock on July 9, 2025, the last full trading day before the Board approved the Merger Agreement.

The Board, by unanimous vote, has (1) determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and its shareholders, (2) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, and (3) recommended that the shareholders approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and directed that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement be submitted to the shareholders for approval.

The approval of the proposal to approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement (the “Merger Proposal”) requires the affirmative vote of (1) the holders of at least two-thirds of the voting power of all of the shares of Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the special meeting, (2) the holders of at least two-thirds of the Series A Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the special meeting, voting separately as a class, and (3) the holders of at least two-thirds of the Series B Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the special meeting, voting separately as a class.

Concurrently with the execution and delivery of the Merger Agreement, and as a condition and inducement to Parent’s and Merger Sub’s willingness to enter into the Merger Agreement, Robert W. Decherd and certain of his affiliates (collectively, the “Supporting Shareholders”) entered into a voting and support agreement with

Parent (the “Voting Agreement”) pursuant to which the Supporting Shareholders agreed to, among other things, vote all shares of Common Stock owned of record or beneficially by them in favor of the approval of the Merger Agreement, the transactions contemplated thereby (including the Merger) and all agreements related thereto. At the close of business on the record date for the special meeting, the Supporting Shareholders beneficially owned approximately 55.0% of the voting power of the Common Stock, approximately 1.6% of the Series A Common Stock and approximately 96.3% of the Series B Common Stock. However, because the approval of the Merger Proposal requires the vote of the holders of at least two-thirds of the voting power of all of the shares of Common Stock outstanding as well as the two class votes described above, the votes of the Supporting Shareholders pursuant to the Voting Agreement will not be sufficient to approve the Merger Proposal, and your vote is very important regardless of the series or number of shares of Common Stock that you own.

The Board, by unanimous vote, recommends that you vote “FOR” the Merger Proposal.

At the special meeting, you will also be asked to (1) approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger, which proposal the Company refers to as the “Advisory Compensation Proposal,” and (2) approve the adjournment of the special meeting from time to time, if necessary or appropriate, including to solicit additional proxies to vote in favor of the Merger Proposal, in the event that there are insufficient votes at the time of the special meeting to approve the Merger Proposal or to establish a quorum, which proposal the Company refers to as the “Adjournment Proposal.” The Board, by unanimous vote, recommends that you vote “FOR” each of these proposals.

The notice of special meeting and the proxy statement accompanying this letter provide you with more specific information concerning the special meeting, the Merger, the Merger Agreement and the other transactions contemplated by the Merger Agreement. A copy of the Merger Agreement is attached as Annex A to the proxy statement accompanying this letter and is incorporated therein by reference. We encourage you to read carefully the enclosed proxy statement, including the annexes. You may also obtain more information about the Company from us or from documents we have filed with the U.S. Securities and Exchange Commission.

THE MERGER CANNOT BE COMPLETED UNLESS THE SHAREHOLDERS APPROVE THE MERGER PROPOSAL. YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE SERIES OR NUMBER OF SHARES OF COMMON STOCK THAT YOU OWN. Whether or not you plan to attend the special meeting, we request that you authorize a proxy to vote your shares by either completing and returning the enclosed WHITE proxy card as promptly as possible or authorizing your proxy or providing voting instructions by telephone or through the internet. The enclosed WHITE proxy card contains instructions regarding voting. If you attend the special meeting and you are a shareholder of record at the close of business on the record date, you may continue to have your shares voted as instructed in your proxy, or you may withdraw your proxy and vote your shares at the special meeting.

IF YOU FAIL TO AUTHORIZE A PROXY TO VOTE YOUR SHARES, FAIL TO VOTE AT THE SPECIAL MEETING, OR FAIL TO INSTRUCT YOUR BROKER, BANK OR OTHER NOMINEE ON HOW TO VOTE, THE SHARES THAT YOU OWN WILL NOT BE COUNTED FOR PURPOSES OF DETERMINING WHETHER A QUORUM IS PRESENT AT THE SPECIAL MEETING, AND THE EFFECT WILL BE THE SAME AS A VOTE “AGAINST” APPROVAL OF THE MERGER, WHICH COULD CAUSE THE MERGER PROPOSAL NOT TO BE APPROVED.

If you have any questions or need assistance voting your shares, please contact us at:

DallasNews Corporation

P.O. Box 224866

Dallas, Texas 75222-4866

Attention: Katy Murray

(214) 977-8869

You may also contact D.F. King, our proxy solicitor, as follows:

D.F. King & Co., Inc.

28 Liberty Street, FL 53

New York, NY 10005

Toll-Free: (866) 416-0577

Email: DALN@dfking.com

On behalf of the Board of Directors, thank you for your continued support.

Sincerely,

John A. Beckert
Chairman of the Board

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE MERGER, PASSED UPON THE MERITS OF THE MERGER AGREEMENT, THE MERGER OR THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT OR DETERMINED IF THE ACCOMPANYING PROXY STATEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The accompanying proxy statement is dated    , 2025 and, together with the enclosed form of WHITE proxy card, is first being mailed to our shareholders on or about    , 2025.

DallasNews Corporation

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON    , 2025

To the Shareholders of DallasNews Corporation:

You are cordially invited to attend a special meeting (including any postponement or adjournment thereof, the “Special Meeting”) of shareholders of DallasNews Corporation, a Texas corporation (the “Company”), to be held in the auditorium of the Company’s corporate headquarters located at 1954 Commerce Street, Dallas, Texas 75201 at    , Central Time on    , 2025 for the purpose of acting on the following matters:

Proposal 1:

To consider and vote on a proposal to approve (i) the Agreement and Plan of Merger, dated as of July 9, 2025, as amended on July 27, 2025 (including the plan of merger set forth therein and as it may be further amended from time to time, the “Merger Agreement”), by and among the Company, Hearst Media West, LLC, a Delaware limited liability company (“Parent”), Destiny Merger Sub, Inc., a Texas corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), and, solely for the purposes specified therein, Hearst Communications, Inc., a Delaware corporation, under which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent, a copy of which is attached as Annex A to the accompanying proxy statement and is incorporated therein by reference, (ii) the Merger and (iii) the other transactions contemplated by the Merger Agreement, which proposal we refer to as the “Merger Proposal;”

Proposal 2:

To consider and vote on a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the Merger, which proposal we refer to as the “Advisory Compensation Proposal;” and

Proposal 3:

To consider and vote on a proposal to approve the adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional proxies to vote in favor of the Merger Proposal if there are not sufficient votes at the time of the Special Meeting to approve the Merger Proposal, or to establish a quorum, which proposal we refer to as the “Adjournment Proposal.”

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Pursuant to our bylaws, only the matters set forth in this notice of special meeting may be brought before the Special Meeting or any postponement or adjournment thereof. Our Board has fixed the close of business on    , 2025 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any postponement or adjournment thereof. All holders of record of our Series A common stock, par value $0.01 per share (“Series A Common Stock”), and Series B common stock, par value $0.01 per share (“Series B Common Stock” and, collectively with the Series A Common Stock, the “Common Stock”), at the close of business on the record date are entitled to receive notice of and attend the Special Meeting or any postponement or adjournment of the Special Meeting. Each share of Series A Common Stock is entitled to one vote, and each share of Series B Common Stock is entitled to 10 votes.

Our Board, by unanimous vote, has (1) determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and its shareholders, (2) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, and (3) recommended that the shareholders approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and directed that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement be submitted to the shareholders for approval.

Our Board recommends that you vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal, and “FOR” the Adjournment Proposal.

The Merger Proposal must be approved by the affirmative vote of (1) the holders of at least two-thirds of the voting power of all of the shares of Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the Special Meeting, (2) the holders of at least two-thirds of the Series A Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the Special Meeting, voting separately as a class, and (3) the holders of at least two-thirds of the Series B Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the Special Meeting, voting separately as a class. ABSTENTIONS AND THE FAILURE BY SHAREHOLDERS TO ATTEND THE SPECIAL MEETING AND VOTE OR AUTHORIZE A PROXY TO VOTE THEIR SHARES AT THE SPECIAL MEETING, OR THE FAILURE BY SHAREHOLDERS TO INSTRUCT THEIR BROKER, BANK OR OTHER NOMINEE ON HOW TO VOTE, WILL HAVE THE SAME EFFECT AS A VOTE “AGAINST” THE MERGER PROPOSAL, WHICH COULD CAUSE THE MERGER PROPOSAL NOT TO BE APPROVED. ACCORDINGLY, YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE SERIES OR NUMBER OF SHARES OF COMMON STOCK THAT YOU OWN.

Whether or not you plan to attend the Special Meeting, we request that you authorize a proxy to vote your shares by either marking, signing, dating and promptly returning the enclosed WHITE proxy card in the postage-paid envelope or authorizing your proxy or providing voting instructions by telephone or through the internet. If you attend the Special Meeting and you are a shareholder of record at the close of business on the record date, you may continue to have your shares voted as instructed in your proxy, or you may withdraw your proxy and vote your shares at the Special Meeting. If your shares are held in “street name,” you should instruct your broker, bank or other nominee as to how to vote your shares on each proposal. If your shares are held by a broker, bank or other nominee and you wish to vote in person at the Special Meeting, you must bring to the Special Meeting a proxy from the broker, bank or other nominee that holds your shares authorizing you to vote in person at the Special Meeting. If you receive more than one WHITE proxy card because you own shares registered in different names or addresses, each proxy should be submitted.

Approval of each of the Advisory Compensation Proposal and the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of all the shares of Common Stock entitled to vote on the matter and represented in person or by proxy at the Special Meeting, assuming a quorum is present. In the absence of a quorum, the affirmative vote of the holders of a majority of the voting power of the shares present or represented by proxy at the Special Meeting is required for the approval of the Adjournment Proposal. Abstentions will have the same effect as a vote “AGAINST” the Advisory Compensation Proposal. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal. Approval of the Advisory Compensation Proposal and the Adjournment Proposal are not conditions to the completion of the Merger.

Any proxy may be revoked at any time prior to its exercise by delivery of a properly executed, later-dated proxy card, by authorizing your proxy or providing voting instructions by telephone or through the internet at a later date than your previously authorized proxy, by submitting a written revocation of your proxy to Katy Murray as described in the accompanying proxy statement, or by voting at the Special Meeting. Attendance at the Special Meeting alone will not be sufficient to revoke a previously authorized proxy.

Shareholders who do not vote in favor of the Merger Proposal will have the right to dissent from the Merger and seek appraisal of the “fair value” of their shares of Common Stock, as determined in accordance with Chapter 10, Subchapter H of the Texas Business Organizations Code (the “TBOC,” and such subchapter, “Subchapter H”), if they deliver a written notice of objection to the Merger before the vote is taken on the Merger Proposal, vote their shares against the Merger Proposal and comply with all of the requirements of Texas law, including Subchapter H, which are summarized in the accompanying proxy statement. Subchapter H is available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://statutes.capitol.texas.gov/Docs/BO/htm/BO.10.htm.

The accompanying proxy statement of which this notice forms a part provides you with more specific information concerning the Special Meeting, the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal. We encourage you to read the accompanying proxy statement in its entirety and to submit a proxy or voting instructions so that your shares will be represented and voted even if you do not attend the Special Meeting. If you have any questions or need assistance in submitting a proxy or your voting instructions, please call our proxy solicitor, D.F. King & Co., Inc., toll-free at (866) 416-0577.

Thank you for your ongoing support of and interest in DallasNews Corporation.

BY ORDER OF THE BOARD OF DIRECTORS,
John A. Beckert
Chairman of the Board

Dallas, Texas

     , 2025

i

ii

SUMMARY

This summary, together with the following section of this proxy statement entitled “Questions and Answers About the Special Meeting and the Merger,” highlights selected information from this proxy statement and may not contain all of the information that is important to you as a shareholder of DallasNews Corporation or that you should consider before voting at the Special Meeting. This discussion of the Merger is qualified in its entirety by reference to the Original Merger Agreement and the Merger Agreement Amendment, copies of which are attached to this proxy statement as Annexes A-1 and A-2, respectively, and incorporated into this proxy statement by reference. You should read the Merger Agreement carefully and in its entirety as it is the legal document that governs the Merger. To better understand the Merger, you should carefully read this entire proxy statement, all of its annexes, including the Merger Agreement, and all documents incorporated by reference into this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement entitled “Where You Can Find More Information.”

In this proxy statement, the terms “we,” “us,” “our,” “DallasNews” and the “Company” refer to DallasNews Corporation and, where appropriate, its subsidiaries. We refer in this proxy statement to the DallasNews Board of Directors as the “Board,” Hearst Media West, LLC as “Parent,” Destiny Merger Sub, Inc. as “Merger Sub” and Hearst Communications, Inc. as “Hearst.” All references to the “Merger” refer to the merger of Merger Sub with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent. Unless otherwise indicated or as the context requires, all references to the “Original Merger Agreement” refer to the Agreement and Plan of Merger, dated as of July 9, 2025, including the plan of merger set forth therein, by and among the Company, Parent, Merger Sub and, solely for the purposes specified therein, Hearst; all references to the “Merger Agreement Amendment” refer to the First Amendment, dated as of July 27, 2025, to the Original Merger Agreement, by and among the Company, Parent, Merger Sub and, solely for the purposes specified therein, Hearst; and all references to the “Merger Agreement” refer to the Original Merger Agreement, as amended by the Merger Agreement Amendment, and as it may be further amended from time to time. The Company, following the completion of the Merger, is sometimes referred to in this proxy statement as the “surviving corporation.” This proxy statement is dated    , 2025 and is first being mailed to our shareholders on or about    , 2025.

The Parties to the Merger (page 34)

DallasNews Corporation

1954 Commerce Street

Dallas, Texas 75201

(214) 977-8869

DallasNews Corporation, a Texas corporation, is the Dallas-based holding company of The Dallas Morning News and Medium Giant.

The Dallas Morning News, Texas’ leading daily newspaper, is renowned for its excellent journalistic reputation, intense regional focus, and close community ties. As a testament to its commitment to quality journalism, the publication has been honored with nine Pulitzer Prizes.

Medium Giant, an integrated creative marketing agency with offices in Dallas and Tulsa, works with a roster of premium brands and companies. In 2024, the agency earned top industry recognition, winning an AAF Addy and the AMA DFW Annual Marketer of the Year Award for Campaign of the Year, along with six prestigious Davey Awards. Medium Giant is a wholly owned business of DallasNews Corporation.

Our Series A Common Stock is listed on The Nasdaq Stock Market LLC, which we refer to as “Nasdaq,” and trades under the symbol “DALN.” Additional information about the Company is contained in its public filings, certain of which we incorporate by reference herein. See the section entitled “Where You Can Find More Information” of this proxy statement. Our corporate web address is www.dallasnewscorporation.com. The information provided on the Company’s website is not a part of this proxy statement and is not incorporated in this proxy statement by reference or by any other reference to the Company’s website provided in this proxy statement.

Hearst Media West, LLC

300 West 57th Street

New York, New York 10019

(212) 649-2000

Parent, a Delaware limited liability company, is a company within Hearst Newspapers, the operating group responsible for Hearst’s newspapers, local digital marketing services businesses and directories.

Hearst Newspapers publishes 28 dailies and 50 weeklies across the United States, including among others the Houston Chronicle, San Francisco Chronicle and Times Union (Albany).

Destiny Merger Sub, Inc.

300 West 57th Street

New York, New York 10019

(212) 649-2000

Merger Sub, a Texas corporation and a wholly owned subsidiary of Parent, was formed by Parent on June 18, 2025, solely for the purpose of entering into the Merger Agreement and completing the transactions contemplated thereby. Merger Sub has not carried on any activities prior to or on the date of this proxy statement other than those incidental to its formation and as contemplated by or related to the Merger Agreement. Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company, at which time the separate existence of Merger Sub will cease and the Company will continue as the surviving corporation and as a wholly owned subsidiary of Parent.

For additional information, please see the section entitled “The Merger—The Parties to the Merger” on page 34 of this proxy statement.

The Special Meeting (page 28)

The Proposals

The special meeting of our shareholders (the “Special Meeting”) will be held in the auditorium of the Company’s corporate headquarters located at 1954 Commerce Street, Dallas, Texas 75201 at    Central Time on    , 2025. At the Special Meeting, or any postponement or adjournment thereof, holders of shares of our Series A common stock, par value $0.01 per share (the “Series A Common Stock”), and holders of shares of our Series B common stock, par value $0.01 per share (the “Series B Common Stock”), in each case at the close of business on the record date, which was    , 2025, will be asked to consider and vote on:

(1)	a proposal to approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, which proposal we refer to in this proxy statement as the “Merger Proposal”;

(2)

a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger, which proposal we refer to in this proxy statement as the “Advisory Compensation Proposal”; and

(3)

a proposal to approve the adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional proxies to vote in favor of the Merger Proposal in the event that there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal or to establish a quorum, which proposal we refer to in this proxy statement as the “Adjournment Proposal.”

Pursuant to our bylaws, only the matters set forth in the notice of special meeting may be brought before the Special Meeting or any postponement or adjournment thereof.

Record Date, Notice and Quorum

All holders of record of shares of Series A Common Stock and Series B Common Stock (collectively, the “Common Stock”), at the close of business on the record date, which was    , 2025, are entitled to receive notice of and attend and vote at the Special Meeting or any postponement or adjournment of the Special Meeting. Each holder of shares of Series A Common Stock is entitled to one vote on each matter submitted to a vote at the Special Meeting for each share of Series A Common Stock that the shareholder owned at the close of business on the record date. Each holder of shares of Series B Common Stock is entitled to 10 votes on each matter submitted to a vote at the Special Meeting for each share of Series B Common Stock that the shareholder owned at the close of business on the record date. At the close of business on the record date, there were    shares of Series A Common Stock outstanding and    shares of Series B Common Stock outstanding.

A majority of the voting power of the outstanding shares of Common Stock entitled to vote and at least one-third of the outstanding shares of Common Stock entitled to vote must be present at the Special Meeting, either in person or represented by proxy, to constitute a quorum at the Special Meeting. A quorum is necessary to transact business at the Special Meeting. Abstentions will be counted as present for purposes of determining whether a quorum exists.

Required Vote

Approval of the Merger Proposal requires the affirmative vote of (1) the holders of at least two-thirds of the voting power of all of the shares of Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the Special Meeting, (2) the holders of at least two-thirds of the Series A Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the Special Meeting, voting separately as a class, and (3) the holders of at least two-thirds of the Series B Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the Special Meeting, voting separately as a class (the votes described in clauses (1) through (3), collectively, the “Company Shareholder Approval”). In addition, under the Merger Agreement, the receipt of the Company Shareholder Approval is a condition to the completion of the Merger. IF WE DO NOT RECEIVE THE COMPANY SHAREHOLDER APPROVAL, THE MERGER PROPOSAL WILL NOT BE APPROVED. ACCORDINGLY, YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE SERIES OR NUMBER OF SHARES OF COMMON STOCK THAT YOU OWN.

Approval of each of the Advisory Compensation Proposal and the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of all the shares of Common Stock entitled to vote on the matter and represented in person or by proxy at the Special Meeting, assuming a quorum is present. In the absence of a quorum, the affirmative vote of the holders of a majority of the voting power of the shares present or represented by proxy at the Special Meeting is required for the approval of the adjournment.

Abstentions and the failure by shareholders to (1) attend the Special Meeting and vote or (2) authorize a proxy to vote their shares at the Special Meeting will have the same effect as a vote “AGAINST” the Merger Proposal. Abstentions will have the same effect as a vote “AGAINST” the Advisory Compensation Proposal and the Adjournment Proposal. The failure by shareholders to attend the Special Meeting and vote or authorize a proxy to vote their shares at the Special Meeting will have no effect on the outcome of the vote on either the Advisory Compensation Proposal or the Adjournment Proposal.

If you properly complete and sign your WHITE proxy card but do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.

Proxies; Revocation

Any of our shareholders of record entitled to vote at the Special Meeting may authorize a proxy to vote his, her or its shares of Common Stock by returning the enclosed WHITE proxy card, by authorizing a proxy or voting instructions by telephone or through the internet, or by attending and voting during the Special Meeting. If the shares of Common Stock that you own are held in “street name” by your broker, bank or other nominee, you should instruct your broker, bank or other nominee on how to vote your shares using the instructions provided by your broker. See “How do I vote my shares of Common Stock?” and “How do I vote in person at the Special Meeting?” below.

Any proxy may be revoked at any time prior to its exercise by your delivery of a properly executed, later-dated proxy card, by authorizing your proxy or providing voting instructions by telephone or through the internet at a later date than your previously authorized proxy, by submitting a written revocation of your proxy to Katy Murray as described in this proxy statement, or by voting at the Special Meeting. Attendance at the Special Meeting alone will not be sufficient to revoke a previously authorized proxy. If you own shares of Common Stock in “street name,” you may revoke or change previously granted voting instructions by following the instructions provided by the broker, bank or other nominee that is the registered owner of such shares.

Effects of the Merger (page 35)

Upon the terms and subject to the conditions set forth in the Merger Agreement, and in accordance with the Texas Business Organizations Code (the “TBOC”), at the effective time of the Merger (the “Effective Time”), Merger Sub will be merged with and into the Company, at which time the separate existence of Merger Sub will cease and the Company will continue as the surviving corporation and as a wholly owned subsidiary of Parent. As a result of the Merger, the Company will cease to be a publicly traded company and will cease to be listed on Nasdaq.

The Effective Time will occur upon the filing of a certificate of merger with the Secretary of State of the State of Texas (or at a later time as the Company and Parent may agree and specify in the certificate of merger).

Merger Consideration (page 69)

The Merger Agreement provides that, at the Effective Time, each share of Common Stock issued and outstanding as of immediately prior to such time will automatically be cancelled and extinguished and automatically converted into the right to receive an amount in cash equal to $15.00, without interest (the “Merger Consideration”), other than shares of Common Stock (i) held in treasury of the Company, (ii) issued and outstanding and owned by the Company, Parent or Merger Sub, or any direct or indirect wholly owned subsidiary of the Company, Parent or Merger Sub (the shares of Common Stock described in clauses (i) and (ii), “Excluded Shares”) and (iii) held by shareholders who have properly exercised and validly perfected their statutory rights of dissent and appraisal in respect of such shares of Common Stock in accordance with Subchapter H, Chapter 10 of the TBOC, which we refer to as the “Subchapter H” (such shares, collectively, “Dissenting Shares”). Dissenting Shares will not be converted into the right to receive the Merger Consideration but will instead have the right to receive a payment in accordance with Subchapter H, determined pursuant to an appraisal proceeding.

As described further in the section entitled “The Merger Agreement—Exchange Procedures and Payment Procedures” on page 70 of this proxy statement, at or prior to the Effective Time, Parent will designate a bank, trust company or nationally recognized stockholder services provider reasonably acceptable to the Company to act as agent to make payments of the Merger Consideration to our shareholders in connection with the Merger and in accordance with the terms of the Merger Agreement (the “Paying Agent”). Prior to the Effective Time, Parent will deposit (or cause to be deposited) with the Paying Agent, cash constituting an amount sufficient to pay the aggregate Merger Consideration in accordance with the Merger Agreement (the “Exchange Fund”). Following the Effective Time, once a shareholder (subject to certain exceptions) has provided the Paying Agent with documentation required by the Paying Agent, the Paying Agent will pay such shareholder the appropriate portion of the aggregate Merger Consideration (subject to any applicable withholding taxes) in exchange for the shares of Common Stock held by that shareholder.

After the Merger is completed, you will have the right to receive the Merger Consideration for each share of Common Stock that you own, but you will no longer have any rights as a shareholder of the Company (except that the shareholders who hold Dissenting Shares will instead have the right to receive a payment for their Dissenting Shares as determined in accordance with Subchapter H. See the section entitled “Appraisal Rights” on page 71 of this proxy statement and the full text of Subchapter H, which is available at the following URL, accessible without subscription or cost, which is incorporated into this proxy statement by reference: https://statutes.capitol.texas.gov/Docs/BO/htm/BO.10.htm).

Recommendation of the Board (page 52)

The Board has reviewed and considered the terms and conditions of the proposed Merger, and in evaluating the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, the Board consulted with the Company’s management and legal and financial advisors. The Board, by unanimous vote, has (1) determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and its shareholders, (2) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, and (3) recommended that the shareholders approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and directed that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement be submitted to the shareholders for approval. Certain factors considered by the Board in reaching its decision to approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement can be found in the section entitled “The Merger—Reasons for the Merger”.

The Board recommends that you vote:

•	“FOR” the Merger Proposal;

•	“FOR” the Advisory Compensation Proposal; and

•	“FOR” the Adjournment Proposal.

Opinion of the Company’s Financial Advisor (page 52)

At the meeting of the Board on July 9, 2025, J.P. Morgan Securities LLC (“J.P. Morgan”) rendered its oral opinion to the Board to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the original merger consideration of $14.00 per share in cash (the “Original Merger Consideration”) to be paid to the holders of Series A Common Stock in the proposed Merger was fair, from a financial point of view, to such holders. J.P. Morgan confirmed its July 9, 2025 oral opinion by delivering its written opinion, dated July 9, 2025, to the Board that, as of such date, the Original Merger Consideration to be paid to the holders of Series A Common Stock in the proposed Merger was fair, from a financial point of view, to such holders.

The full text of the written opinion of J.P. Morgan, dated July 9, 2025, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The Company’s shareholders are urged to read the opinion in its entirety. J.P. Morgan’s opinion was addressed to the Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, and was limited to the fairness, from a financial point of view, of the Original Merger Consideration to be paid to the holders of Series A Common Stock in the proposed Merger. J.P. Morgan expressed no opinion as to the fairness of any consideration to be paid in connection with the proposed Merger to the holders of any (i) other class or series of common stock of the Company, including the Series B Common Stock, or (ii) other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the proposed Merger. The issuance of J.P. Morgan’s opinion was approved by a fairness opinion committee of J.P. Morgan. The opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the proposed Merger or any other matter.

For a description of the opinion that the Board received from J.P. Morgan, see the section entitled “Opinion of the Company’s Financial Advisor” beginning on page 52 of this proxy statement.

Voting Agreement (page 89)

Concurrently with the execution and delivery of the Original Merger Agreement, and as a condition and inducement to Parent’s and Merger Sub’s willingness to enter into the Original Merger Agreement, Robert W. Decherd and certain of his affiliates (each, a “Supporting Shareholder” and, collectively, the “Supporting Shareholders”) entered into a voting and support agreement with Parent (as it may be amended from time to time, the “Voting Agreement”), pursuant to which the Supporting Shareholders agreed to, among other things, and subject to certain exceptions, vote all shares of Common Stock owned of record or beneficially by them (collectively, the “Subject Shares”) in favor of the approval of the Merger Agreement, the transactions contemplated thereby (including the Merger) and all agreements related thereto, and to vote against any proposal for an alternative transaction, any alternative acquisition agreement and any action, proposal, transaction or agreement that would reasonably be expected to prevent, delay or otherwise adversely affect the consummation of the transactions contemplated by the Merger Agreement (including the Merger), result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of the Supporting Shareholders under the Voting Agreement, or result in certain closing conditions under the Merger Agreement not being fully satisfied. At the close of business on the record date for the Special Meeting, the Supporting Shareholders beneficially owned approximately 55.0% of the voting power of the Common Stock, approximately 1.6% of the Series A Common Stock and approximately 96.3% of the Series B Common Stock. However, because the approval of the Merger Proposal requires the vote of the holders of at least two-thirds of the voting power of all of the shares of Common Stock outstanding as well as the two class votes described above, the votes of the Supporting Shareholders pursuant to the Voting Agreement will not be sufficient to approve the Merger Proposal, and your vote is very important regardless of the series or number of shares of Common Stock that you own.

For additional details regarding the Voting Agreement, please see the section entitled “Voting Agreement” on page 89 of this proxy statement and the Voting Agreement, a copy which is attached as Annex C to this proxy statement and incorporated into this proxy statement by reference.

Interests of Our Directors and Executive Officers in the Merger (page 59)

When considering the Board’s recommendation that you vote to approve the Merger Proposal and other proposals, you should be aware that our directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a shareholder. In (i) evaluating and negotiating the Merger Agreement, (ii) approving the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, and (iii) recommending that our shareholders approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, the Board was aware of and considered these interests to the extent that they existed at the time, among other matters.

These interests include, but are not limited to, the following:

•	Transaction Bonuses. Certain members of our management are entitled to cash bonuses payable at the Effective Time.

•

Annual Bonuses. Members of our management who participate in the Company’s 2019 Amended and Restated Incentive Compensation Plan (the “ICP”) will be paid their 2025 annual cash bonuses at the higher of target or forecasted full-year results.

•	Long-Term Cash-Based Incentives. The long-term cash-based incentives held by certain members of our management will fully vest and become payable at the Effective Time as a result of the Merger.

•	Retention Bonuses. Certain members of our management are entitled to cash bonuses payable 180 days after the Effective Time, or earlier upon certain terminations of employment.

•

Severance Benefits. Certain members of our management, including each of our named executive officers, are parties to agreements with the Company that entitle them to severance benefits if their employment is terminated under certain circumstances following the Merger.

•

Indemnification Rights. Each of the Company’s directors and officers is entitled to continuing indemnification and insurance benefits in favor of the Company directors and officers under the Merger Agreement.

•

Post-Closing Employment. In connection with the negotiation of the Merger Agreement, Parent has had preliminary discussions with certain of the Company’s executive officers regarding its desire to retain such officers following the Merger.

These interests are discussed in more detail in the section entitled “The Merger—Interests of Our Directors and Executive Officers in the Merger” on page 59 of this proxy statement.

Regulatory Matters (page 65)

We do not anticipate that there are any federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the Merger. The transactions contemplated by the Merger Agreement are not subject to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules promulgated thereunder by the Federal Trade Commission or other foreign laws and regulations covering similar matters.

See “The Merger Agreement—Regulatory Matters” on page 65 of this proxy statement.

Financing of the Merger (page 59)

The obligation of Parent and Merger Sub to consummate the Merger is not subject to any financing condition. We anticipate that the total amount of funds necessary to pay the Merger Consideration will be approximately $80.3 million. Parent will provide Merger Sub with the necessary funds to pay these amounts through cash on hand.

The Merger Agreement (page 69)

A summary of the material provisions of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement, is included in the section entitled “The Merger Agreement.”

Effective Time of the Merger; Closing (page 71)

We are working to complete the Merger as promptly as practicable. Assuming timely satisfaction or waiver of necessary closing conditions set forth in the Merger Agreement, we anticipate that the Merger will be completed in the third or early fourth quarter of 2025. However, the Merger is subject to the closing conditions specified in the Merger Agreement, many of which are outside of our control, and we cannot assure completion of the Merger by any particular date, if at all. If our shareholders vote to approve the Merger Proposal and unless otherwise mutually agreed between the Company and Parent, the closing of the Merger (the “Closing”) under the Merger Agreement is expected to occur on the third business day following the satisfaction or waiver of the conditions to the Merger, with the Company and the Parent to file a Certificate of Merger (the “Certificate of Merger”) as soon as practicable after the closing. The Merger will become effective at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Texas or at such later time as may be agreed by the parties in writing and specified in the Certificate of Merger.

Conditions to Closing (page 83)

The closing of the Merger depends on a number of conditions being satisfied or waived. These conditions, which are described more fully in the section entitled “The Merger Agreement—Conditions to Closing,” include:

•	receipt of the Company Shareholder Approval;

•	the absence of any law or governmental order that prevents, restrains, enjoins, prohibits or makes illegal the consummation of the Merger;

•	the accuracy of each party’s representations and warranties in the Merger Agreement (subject to materiality qualifiers);

•	the performance or compliance in all material respects by each party of all covenants and agreements required to be performed or complied with by it under the Merger Agreement;

•

the delivery of an officer’s certificate by each party that the conditions described above with respect to accuracy of representations and warranties and performance of covenants and obligations have been satisfied;

•	no Company Material Adverse Effect (as defined below) having occurred since the date of the Original Merger Agreement and be continuing; and

•	the Company having Net Cash (as defined below) in an amount no less than $20.0 million as of the Effective Time.

No Shop and Fiduciary Out (page 75)

Pursuant to the Merger Agreement, the Company agreed that during the Pre-Closing Period (as defined below), it would cease any solicitations, discussions or negotiations with third parties in connection with any Acquisition Proposal (as defined below) that existed as of the date of the Original Merger Agreement. Additionally, during the Pre-Closing Period and subject to certain exceptions set forth in the Merger Agreement, the Company agreed to not, directly or indirectly, (i) solicit any proposal or inquiry that constitutes, or could reasonably be expected to result in or lead to, an Acquisition Proposal; (ii) furnish to any third party non-public information relating to the Company or any of its subsidiaries in connection with or in response to any such proposal or inquiry; (iii) continue or participate or engage in discussions with respect to any such proposal or inquiry; (iv) approve, endorse, or recommend (or propose publicly to do any of the foregoing with respect to) any Acquisition Proposal; or (v) execute or enter into any Alternative Acquisition Agreement (as defined below).

At any time prior to the receipt of the Company Shareholder Approval, in the event that the Company receives a bona fide, unsolicited written Acquisition Proposal that did not result from a breach of the non-solicitation restrictions set forth in the Merger Agreement, the Company and the Board (or a committee thereof) may (i) engage in discussions, (ii) furnish non-public information relating to the Company or any of its subsidiaries, or (iii) otherwise facilitate the making of a Superior Proposal (as defined below); provided that, prior to taking such actions, the Board (or a committee thereof) determines in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that (x) such Acquisition Proposal either constitutes or is reasonably likely to lead to a Superior Proposal, and (y) the failure to take such actions would reasonably be expected to be inconsistent with the fiduciary duties owed by the Company’s directors under applicable law.

Subject to certain exceptions set forth in the Merger Agreement, neither the Board nor any committee thereof may make a Company Board Recommendation Change (as defined below) or permit the Company to enter into an Alternative Acquisition Agreement. However, at any time prior to obtaining the Company Shareholder Approval, the Board (or a committee thereof) may effect a Company Board Recommendation Change in response to an Intervening Event (as defined below) if the Board (or a committee thereof) determines in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that the failure to do so would reasonably be expected to be inconsistent with the fiduciary duties owed by the Company’s directors under applicable law. Prior to effecting such Company Board Recommendation Change, (i) the Company must provide Parent with at least four business days’ prior written notice and (ii) if requested by Parent, during the four business day period after delivery of such notice, the Company and its representatives must negotiate in good faith with Parent and its representatives to enable Parent to propose revisions to the terms and conditions of the Merger Agreement.

Furthermore, at any time prior to obtaining the Company Shareholder Approval, the Board may effect a Company Board Recommendation Change or terminate the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal (and pay to Parent the Termination Fee (as defined below)) if, after receiving a bona fide, written Acquisition Proposal that did not result from a breach of the non-solicitation restrictions described above, the Board (or a committee thereof) determines in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that (i) such Acquisition Proposal is a Superior Proposal, and (ii) failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law. Prior to effecting such Company Board Recommendation Change or terminating the Merger Agreement pursuant to the terms thereof, (a) the Company must provide Parent with at least four business days’ prior written notice and (b) if requested by Parent, during the four business day period after delivery of such notice, the Company and its representatives must negotiate in good faith with Parent and its representatives to enable Parent to propose revisions to the terms and conditions of the Merger Agreement.

Termination (page 85)

The Merger Agreement contains certain termination rights, including, among other things, the following (subject to certain limitations):

•	by mutual written agreement of Parent and the Company;

•	by either the Company or Parent if the Company Shareholder Approval is not obtained in a vote held at the Company Meeting (as defined below) (or at any adjournment or postponement thereof);

•

by either the Company or Parent if any law enacted after the date of the Original Merger Agreement or final and nonappealable governmental order has the effect of preventing, restraining, enjoining, prohibiting or making illegal the Closing;

•	by either the Company or Parent if the Effective Time has not been occurred on or before January 9, 2026 (the “Termination Date”);

•

by the Company if Parent or Merger Sub breaches or fails to perform or comply with its respective representations, warranties, covenants or agreements under the Merger Agreement, the breach or failure results in Parent or Merger Sub being unable to satisfy certain closing conditions, and Parent fails to cure the breach or failure by the earlier of (x) 30 days after written notice and (y) the Termination Date;

•

by the Company if prior to obtaining the Company Shareholder Approval, (i) the Company has received a Superior Proposal, (ii) the Board (or a committee thereof) authorizes the Company to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, (iii) the Company has not materially breached any of its non-solicitation obligations under the Merger Agreement with respect to such Superior Proposal and (iv) simultaneously with such termination, (x) the Company pays to Parent the Termination Fee and (y) enters into such Alternative Acquisition Agreement;

•

by Parent if (i) the Board (or a committee thereof) has effected a Company Board Recommendation Change or (ii) the Company or any of its subsidiaries has entered into an Alternative Acquisition Agreement to consummate an Acquisition Transaction; or

•

by Parent if the Company breaches or fails to perform or comply with its respective representations, warranties, covenants or agreements under the Merger Agreement, the breach or failure results in the Company being unable to satisfy certain closing conditions, and the Company fails to cure the breach or failure by the earlier of (x) 30 days after written notice and (y) the Termination Date.

See the section entitled “The Merger Agreement—Termination” on page 85 of this proxy statement.

Termination Fees (page 86)

The Company will pay to Parent a cash amount equal to $3.0 million (the “Termination Fee”) if the Merger Agreement is validly terminated:

•

by the Company if, prior to the Company obtaining the Company Shareholder Approval, the Board authorizes the Company to terminate the Merger Agreement and enter into an Alternative Acquisition Agreement with respect to a Superior Proposal in accordance with the terms of the Merger Agreement;

•	by Parent (a) if the Company has effected a Company Board Recommendation Change or (b) the Company or any of its subsidiaries enters into an Alternative Acquisition Agreement;

•

by the Company because the Company Shareholder Approval was not obtained at the Special Meeting or any postponement or adjournment thereof, and, at the time of such termination, Parent was entitled to terminate the Merger Agreement on account of a Company Board Recommendation Change or the Company or any of its subsidiaries had entered into an Alternative Acquisition Agreement; or

•

by (a) the Company or Parent, if (i) the Effective Time has not occurred by the Termination Date or (ii) the Company Shareholder Approval is not obtained at the Special Meeting or any postponement or adjournment thereof, or (b) Parent, if the Company breaches or fails to perform or comply with its representations, warranties, covenants or agreements under the Merger Agreement, and such breach or failure results in the Company being unable to satisfy certain closing conditions and the Company fails to cure the breach or failure by the earlier of 30 days after written notice and the Termination Date, and if (x) an Acquisition Proposal pursuant to which a third party would acquire at least 50% of the

Company’s voting power or assets has been publicly made (or in certain circumstances, communicated to the Board) following the date of the Original Merger Agreement (and in certain circumstances, not withdrawn) (A) prior to the Company Meeting, in the case of a termination as described in clause (a)(ii) above, or (B) prior to the termination of the Merger Agreement, in the case of a termination as described in clause (a)(i) or clause (b) above, and (y) at any time on or prior to the 12-month anniversary of the termination, the Company completes or enters into a definitive agreement with respect to such Acquisition Proposal or consummates such Acquisition Transaction.

See the section entitled “The Merger Agreement—Termination Fee” on page 86 of this proxy statement.

Appraisal Rights (Page 71)

If you hold one or more shares of Common Stock, you have the right to dissent from the Merger and have the appraised fair value of your shares of Common Stock as of the date immediately prior to the Closing Date (as defined below) paid to you in cash under Subchapter H. If you are contemplating exercising your right to dissent, we urge you to read carefully the provisions of Subchapter H, which is available at the following URL, accessible without subscription or cost, which is incorporated into this proxy statement by reference: https://statutes.capitol.texas.gov/Docs/BO/htm/BO.10.htm, and which qualifies in all respects the following discussion of those provisions, and consult with your legal counsel before electing or attempting to exercise these rights. The following discussion describes the steps you must take if you want to exercise your right to dissent. You should read this summary and the full text of Subchapter H carefully.

Shareholders and beneficial owners considering seeking appraisal should be aware that the “fair value” of their shares as determined pursuant to Subchapter H could be more than, the same as or less than the value of the Merger Consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares.

To be eligible to exercise your right to dissent to the Merger:

•

you must, prior to the Special Meeting, provide the Company with a written notice of objection to the Merger that states that you intend to exercise your right to dissent if the Merger Proposal is approved and the Merger is completed, and that provides an address to which a notice of effectiveness of the Merger should be delivered or mailed to you if the Merger is completed;

•	you must vote your shares of Common Stock AGAINST the Merger Proposal at the Special Meeting in person or by proxy;

•

you must, not later than the 20th day after Parent (which will be the ultimate successor to the Company if the Merger is completed) sends you notice that the Merger was completed, deliver to Parent a written demand for payment of the fair value of the shares of Common Stock you own that states the number and class of shares of Common Stock you own, your estimate of the fair value of such shares and an address to which a notice relating to the dissent and appraisal procedures may be sent; and

•	you must, not later than the 20th day after you make your demand for payment to Parent as described above, submit any certificates representing your shares of Common Stock to Parent.

The foregoing summary is not intended to be a complete statement of the procedures for exercising dissenters’ rights under the TBOC and is qualified in its entirety by reference to the full text of Subchapter H, which is available at the following URL, accessible without subscription or cost, which is incorporated into this proxy statement by reference: https://statutes.capitol.texas.gov/Docs/BO/htm/BO.10.htm. We urge any shareholder wishing to exercise dissenters’ rights, if any, to read this summary and the TBOC provisions carefully, and to consult legal counsel before attempting to exercise dissenters’ rights. Failure to comply strictly with all of the procedures set forth in Subchapter H may result in the loss of your statutory dissenters’ rights. For more information, please see the section of this proxy statement captioned “Appraisal Rights.”

Material U.S. Federal Income Tax Consequences (page 65)

The receipt of cash in exchange for shares of Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a “U.S. Holder” (as defined in “—Material U.S. Federal Income Tax Consequences”) generally will recognize taxable gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received and (ii) the U.S. Holder’s adjusted tax basis in its shares of Common Stock. The exchange of shares of Common Stock for the Merger Consideration pursuant to the Merger generally will not result in tax to a “Non-U.S. Holder” (as defined in “—Material U.S. Federal Income Tax Consequences”), unless such tax is required to be paid under rules related to United States real property holding corporations or the Non-U.S. Holder has certain connections with the United States. For more information, see the section of this proxy statement entitled “—Material U.S. Federal Income Tax Consequences”.

You should consult your own tax advisor regarding the particular tax consequences to you of the exchange of shares of Common Stock for cash pursuant to the Merger in light of your particular circumstances (including the application and effect of any state, local or non-U.S. income and other tax laws).

Delisting and Deregistration of Common Stock (page 68)

If the Merger is completed, the Series A Common Stock will no longer be traded on Nasdaq and the Common Stock will be deregistered under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers address briefly some questions you may have regarding the Special Meeting and the Merger. These questions and answers may not address all questions that may be important to you as a shareholder. Please refer to the more detailed information contained elsewhere in this proxy statement, as well as the additional documents to which it refers or which it incorporates by reference, including the Original Merger Agreement and the Merger Agreement Amendment, copies of which are attached to this proxy statement as Annexes A-1 and A-2, respectively.

Q: Why am I receiving these materials?

A: You are receiving this proxy statement and the accompanying WHITE proxy card because you owned shares of Common Stock at the close of business on    , 2025, the record date for the Special Meeting. The Board is soliciting proxies for use at the Special Meeting or any postponement or adjournment thereof to consider and vote upon the Merger Proposal and the other proposals to be voted upon at the Special Meeting. These proxy materials provide you information for use in determining how to vote in connection with the matters to be considered at the Special Meeting.

Q: What matters will be voted on at the Special Meeting?

A: We will ask you to consider and vote upon the following proposals:

•

Merger Proposal. To approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent. Copies of the Original Merger Agreement and the Merger Agreement Amendment are attached as Annexes A-1 and A-2, respectively, to this proxy statement.

•

Advisory Compensation Proposal. To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger.

•

Adjournment Proposal. To approve the adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional proxies to vote in favor of the Merger Proposal, in the event that there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal or to establish a quorum.

Q: What is the proposed transaction?

A: Upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent. After the Merger is completed, the Series A Common Stock will cease to be traded on Nasdaq, the registration of the Company’s Common Stock under the Exchange Act will be terminated and we will no longer be required to file periodic reports with the SEC.

Q: What will I receive if the Merger is completed?

A: If the Merger is completed, you will have the right to receive $15.00 in cash, without interest and less any applicable withholding taxes, for each share of Common Stock you own, unless you are entitled to demand and have properly demanded appraisal for such share in accordance with, and you comply in all respects with, Subchapter H. In either case, as a result of the Merger, your shares of Common Stock will be cancelled and you will not own shares in the surviving corporation.

Q: How does the per share price compare to the recent market price of the Series A Common Stock?

A: The Merger Consideration represents a premium of approximately 242% over the $4.39 closing price per share of Series A Common Stock on July 9, 2025, the last full trading day before the Board approved the Merger Agreement.

Q: Is the Merger subject to the satisfaction of any conditions?

A: Yes. In addition to the approval by our shareholders of the Merger Proposal, the Merger is subject to the satisfaction of various conditions. For a description of these conditions, please see the section entitled “The Merger Agreement—Conditions to Closing.”

Q: Who is entitled to vote at the Special Meeting?

A: All shareholders of record at the close of business on    , 2025, the record date for the Special Meeting, are entitled to vote at the Special Meeting or any postponement or adjournment thereof. At the close of business on the record date, there were    shares of Common Stock outstanding, consisting of (i)    shares of Series A Common Stock, held by approximately    holders of record and representing an aggregate of    votes, and (ii)    shares of Series B Common Stock, held by approximately    holders of record and representing an aggregate of    votes. Each share of Series A Common Stock is entitled to one vote per share and each share of Series B Common Stock is entitled to 10 votes per share.

In accordance with the TBOC, a list of our shareholders of record will be available and may be inspected for a period of at least 10 days prior to the Special Meeting. If you want to inspect the shareholder list, call Katy Murray at (214) 977-8869 to schedule an appointment or request access. The list of shareholders of record will also be available for review at the Special Meeting.

Q: What happens if I sell or transfer my shares of Common Stock after the record date, but before the Special Meeting?

A: The record date for the Special Meeting is earlier than the date of the Special Meeting and earlier than the date the Merger is expected to be completed. If you sell or transfer your shares of Common Stock after the record date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares and each of you notifies the Company in writing of such special arrangements, you will transfer the right to receive the Merger Consideration, if the Merger is completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the Special Meeting. Even if you sell or otherwise transfer your shares of Common Stock after the record date, we urge you to sign, date and return the enclosed WHITE proxy card in the accompanying reply envelope or grant your proxy electronically over the internet or by telephone (using the instructions provided in the enclosed WHITE proxy card). In addition, if you sell your shares prior to the Effective Time, you will not be eligible to exercise your appraisal rights in respect of the Merger. For a more detailed discussion of your appraisal rights and the requirements for properly demanding your appraisal rights, please see the section of this proxy statement captioned “Appraisal Rights.”

Q: What vote is required to approve the Merger Proposal and thereby approve the Merger?

A: Under Texas law and the Company’s amended and restated certificate of formation, as amended, and as a condition to the completion of the Merger, approval of the Merger Proposal requires the affirmative vote of (1) the holders of at least two-thirds of the voting power of all of the shares of Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the Special Meeting, (2) the holders of at least two-thirds of the Series A Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the Special Meeting, voting separately as a class, and (3) the holders of at least two-thirds of the Series B Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the Special Meeting, voting separately as a class.

Abstentions and the failure by shareholders to (1) attend the Special Meeting and vote or (2) authorize a proxy to vote their shares at the Special Meeting will have the same effect as a vote “AGAINST” the Merger Proposal, which could cause the Merger Proposal not to be approved. Accordingly, your vote is very important regardless of the series or number of shares of Common Stock that you own.

Q: What vote is required to approve the Advisory Compensation Proposal and the Adjournment Proposal?

A: Approval of each of the Advisory Compensation Proposal and the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of all the shares of Common Stock entitled to vote on the matter and represented in person or by proxy at the Special Meeting, assuming a quorum is present. In the absence of a quorum, the affirmative vote of the holders of a majority of the voting power of the shares present or represented by proxy at the Special Meeting is required for the approval of an adjournment.

Abstentions will have the same effect as a vote “AGAINST” the Advisory Compensation Proposal. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal. The failure by shareholders to (1) attend the Special Meeting and vote or (2) authorize a proxy to vote their shares at the Special Meeting will have no effect on the outcome of the vote on either the Advisory Compensation Proposal or the Adjournment Proposal.

Q: Why am I being asked to cast a non-binding, advisory vote to approve the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger?

A: In accordance with rules promulgated under the Exchange Act, the Company is providing our shareholders with the opportunity to cast a non-binding, advisory vote on the Advisory Compensation Proposal on the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the Merger. See the sections entitled “Proposal 2—Advisory Compensation Proposal” and “The Merger—Interests of Our Directors and Executive Officers in the Merger.”

Q: What will happen if the shareholders do not approve the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger in the Advisory Compensation Proposal at the Special Meeting?

A: Approval of the Advisory Compensation Proposal is not a condition to the completion of the Merger. The vote with respect to the Advisory Compensation Proposal is an advisory vote and will not be binding on the Company, Parent or the named executive officers. Further, the underlying compensation plans and agreements are contractual in nature and are not, by their terms, subject to shareholder approval. Accordingly, payment to our named executive officers of the compensation that is based on or otherwise relates to the Merger is not contingent on shareholder approval of the Advisory Compensation Proposal.

Q: What constitutes a quorum?

A: At the Special Meeting, a majority of the voting power of the outstanding shares of Common Stock entitled to vote and at least one-third of the outstanding shares of Common Stock entitled to vote must be present at the Special Meeting, either in person or represented by proxy, to constitute a quorum at the Special Meeting. A quorum is necessary to transact business at the Special Meeting. Abstentions will be counted as present for purposes of determining whether a quorum exists. If a quorum is not present or represented, the holders of a majority of the voting power of the shares of Common Stock present, in person or represented by proxy, at the Special Meeting and voting on such matter may adjourn the meeting, without notice other than an announcement at the meeting, until the required quorum is present or represented.

Q: How does the Board recommend that I vote?

A: After consulting with the Company’s outside legal and financial advisors and considering various reasons to approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, as well as certain countervailing factors, the Board, by unanimous vote, has (i) determined the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement to be fair to, advisable and in the best interests of the Company and its shareholders, (ii) approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, and (iii) resolved to recommend that the shareholders approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. Certain factors considered by the Board in reaching its decision to approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement can be found in the section entitled “The Merger—Reasons for the Merger”.

The Board recommends that shareholders vote:

•	“FOR” the Merger Proposal;

•	“FOR” the Advisory Compensation Proposal; and

•	“FOR” the Adjournment Proposal.

Q: What is the difference between holding shares as a shareholder of record and a beneficial owner?

A: Shareholder of Record. If your shares are registered directly in your name with our transfer agent, you are considered the shareholder of record with respect to those shares and this proxy statement is being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to the proxies named in the enclosed WHITE proxy card or to vote your shares at the Special Meeting. We have enclosed a WHITE proxy card for you to use.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and this proxy statement is being forwarded to you, together with a voting instruction card, by your nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your nominee on how to vote your shares and you are also invited to attend the Special Meeting where you may vote your shares by following the procedure described below.

Q: How do I vote my shares of Common Stock?

A: Before you vote, you should carefully read and consider the information contained in or incorporated by reference in this proxy statement, including the annexes. You should also determine whether you hold your shares of Common Stock directly in your name as a shareholder of record or through a nominee, because this will determine the procedure that you must follow in order to vote.

Shareholders of record. If you are a shareholder of record, you may vote in any of the following ways:

•	Online via the internet before the Special Meeting at .

•	By telephone from the United States, using the number on the WHITE proxy card.

•

By completing and returning the WHITE proxy card in the envelope provided. Shares represented by proxy cards that are properly completed and submitted will be voted in accordance with the shareholder’s instructions. We strongly encourage shareholders to vote by proxy prior to the meeting. Shares represented by proxy will be voted during the meeting. Proxies may be revoked at any time prior to the time at which voting closes during the meeting by (i) timely submitting a valid, later-dated proxy; (ii) delivering a written notice of revocation to Katy Murray; or (iii) voting online prior to the Special

Meeting. Please note that attending the meeting without casting a vote will not revoke any previously submitted proxy. If you properly complete and sign your WHITE proxy card, but do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.

•	In person at the Special Meeting by following the instructions below under “How do I vote in person at the Special Meeting?”

Shares held in broker or other nominee name (“street name”). If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares, and your shares are held in “street name.” This proxy statement and WHITE proxy card have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record.

If you hold shares in street name, as the beneficial owner of shares, you have the right to instruct your broker (or bank or other nominee) on how to vote those shares on your behalf, and you will receive a copy of the proxy materials, including a voting instruction form, directly from your broker. If you provide voting instructions to your broker, your shares will be voted as you direct. Alternatively, you may vote these shares in person at the Special Meeting by following the instructions below under “How do I vote in person at the Special Meeting?”

If you do not provide voting instructions, your broker may vote your shares only with respect to proposals as to which it has discretion to vote under NYSE rules. For any other proposals, the broker may not vote your shares at all, which is referred to as a “broker non-vote.”

A “broker non-vote,” under NYSE rules, occurs on a proposal when (i) a bank, broker or other nominee holds shares that are present in person, or represented by proxy, at the meeting and has discretionary authority to vote on one or more proposals to be voted on at a meeting of shareholders, but is not permitted to vote on other proposals without instructions from the beneficial owner of the shares, and (ii) the beneficial owner fails to provide the bank, broker or other nominee with such instructions. Because all of the proposals currently expected to be voted on at the Special Meeting are “non-routine” matters for which brokers do not have discretionary authority to vote, if a beneficial owner of shares of Common Stock held in “street name” does not give voting instructions to the bank, broker or other nominee, then those shares will not be counted as present in person or represented by proxy at the Special Meeting. As a result, we do not expect there to be any broker non-votes at the Special Meeting.

The vote to approve the Merger Proposal is based on the total number of shares of Common Stock outstanding at the close of business on the record date, not the number of shares that are counted as present in person or by proxy at the Special Meeting. As a result, if you fail to issue voting instructions to your broker, bank or other nominee, it will have the same effect as a vote “AGAINST” the Merger Proposal. The failure to issue voting instructions to your broker, bank or other nominee will have no effect on the outcome of the Advisory Compensation Proposal, assuming a quorum exists, or Adjournment Proposal.

Shares held in your DallasNews Savings Plan account. These shares may be voted only by the plan trustee, but you may instruct the plan trustee on how to vote them. Information on how to provide voting instructions to the plan trustee via the internet is set out in the Notice to Plan Participants. The Notice to Plan Participants also includes information on how to obtain paper copies of the proxy materials, including a voting instruction card, if you so desire. For more information, please refer to “How do I vote my shares held in the DallasNews Savings Plan?” below.

If you want to vote using the internet or telephone, please follow the instructions on each WHITE proxy/voting instruction card and have the WHITE proxy/voting instruction card available when you call in or access the voting site. In order to be included in the final tabulation of proxies, completed proxy/voting instruction cards must be received, and votes cast using the internet or telephone must be cast, by the date and time noted on the card.

Q: Will my shares held in “street name” or another form of record ownership be combined for voting purposes with shares I hold of record?

A: No. Because any shares you may hold in “street name” will be deemed to be held by a different shareholder than any shares you hold of record, any shares held in “street name” will not be combined for voting purposes with shares you hold of record. Similarly, if you own shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card (or submit a proxy by telephone or through the internet) for each of those shares because they are held in a different form of record ownership. Shares held by a corporation or business entity must be voted by an authorized officer of the entity. Shares held in an individual retirement account must be voted under the rules governing the account.

Q: How do I vote in person at the Special Meeting?

A: For shares held of record in your name, you may vote in person by completing a ballot at the Special Meeting. If you plan to vote in person but hold shares through a broker, bank or other nominee (street name), you must provide a “legal proxy” from the broker, bank or nominee evidencing your authority to vote shares held by the broker held for your account at the close of business on     , 2025. You must contact your brokerage firm, bank or other nominee directly in advance of the Special Meeting to obtain a legal proxy. Blank ballots will be available at the Special Meeting for shareholders who desire to vote at the Special Meeting. Voting instructions with respect to shares held in the DallasNews Savings Plan (the “Savings Plan”) must be submitted by 11:59 p.m. Eastern Time on    , 2025, and may not be provided at the meeting.

Even if you plan to attend the Special Meeting in person, we recommend that you vote in advance, as described above under “How do I vote my shares of Common Stock?” so that your vote will be counted if you later decide not to attend the Special Meeting in person.

Q: How do I vote my shares held in the DallasNews Savings Plan?

A: Fidelity Management Trust Company is the plan trustee for the Savings Plan. Only the plan trustee can vote the shares held by the Savings Plan. If you participate in the Savings Plan and had shares of Common Stock credited to your account at the close of business on the record date, you received a Notice to Plan Participants containing information on how to provide your voting instructions to the plan trustee via the internet or telephone. You will not be able to vote these shares in person at the Special Meeting.

Because of the time required to tabulate voting instructions from participants in the Savings Plan before the Special Meeting, the plan trustee must receive your voting instructions by     , 2025. If you sign, date and return a paper voting instruction card but do not check any boxes on the card, the plan trustee will vote your shares “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal, “FOR” the Adjournment Proposal and in its discretion with respect to any other matters that may properly come before the Special Meeting that are unknown to the Company (together with its participants in the solicitation) a reasonable time before this solicitation. If the plan trustee does not receive instructions from you (by internet, telephone or voting instruction card) by 11:59 p.m. Eastern Time on    , 2025, the plan trustee will vote your shares in the same proportion as the shares in the Savings Plan for which voting instructions have been received from other plan participants. You may revoke or modify previously given voting instructions by 11:59 p.m. Eastern Time on    , 2025, by submitting a new voting instruction card by internet or telephone, filing with the plan trustee either a written notice of revocation or submitting a properly completed and signed voting instruction card by that date.

Q: If I hold my shares of Common Stock through a nominee, will my nominee vote my shares of Common Stock for me?

A: Your nominee will be permitted to vote your shares of Common Stock only if you instruct your nominee how to vote. You should follow the procedures provided by your nominee regarding the voting of your shares.

Your nominee may not vote your shares of Common Stock on the Merger Proposal, the Advisory Compensation Proposal or the Adjournment Proposal without specific instructions from you.

If you do not instruct your nominee to vote your shares, your shares will not be voted, which will be treated as a vote “AGAINST” the Merger Proposal and will have no effect with respect to the vote on either the Advisory Compensation Proposal or the Adjournment Proposal.

Q: What happens if I return my WHITE proxy card but I do not indicate how to vote?

A: If you sign and properly return your WHITE proxy card, but do not include instructions on how to vote, your shares of Common Stock will be voted:

•	“FOR” the Merger Proposal;

•	“FOR” the Advisory Compensation Proposal; and

•	“FOR” the Adjournment Proposal.

We do not currently intend to present any other proposals for consideration at the Special Meeting. The persons named in the enclosed WHITE proxy card, if properly authorized, will have discretion to vote the shares of Common Stock they represent in accordance with their best judgment with respect to any other matters that may properly come before the Special Meeting or any adjournments or postponements thereof that are unknown to the Company (together with its participants in the solicitation) a reasonable time before this solicitation.

Q: What happens if I abstain from voting on a proposal?

A: If you sign and return a proxy card or grant a proxy by telephone or over the internet but abstain from voting on any of the proposals presented at the Special Meeting, your shares of Common Stock will not be counted as votes cast on such proposals but will be counted as present for purposes of determining whether a quorum exists.

Abstentions will have the same effect as a vote “AGAINST” the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal.

Q: May I change my vote after I have mailed my signed WHITE proxy card or otherwise submitted my vote?

A: Yes. Even if you sign and return the WHITE proxy card accompanying this proxy statement or submit a proxy via telephone or the internet, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised by giving written notice to Katy Murray at DallasNews Corporation, P.O. Box 224866, Dallas, Texas 75222-4866, Attn: Katy Murray, specifying such revocation or change in vote. You may also change your vote by delivery of a valid, later-dated proxy (or submitting a proxy via telephone or the internet at a later date) prior to the Special Meeting or by attending and voting at the Special Meeting. Attendance at the Special Meeting alone will not be sufficient to revoke a previously authorized proxy.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee in accordance with such bank’s, broker’s or nominee’s procedures. You may also change your vote or revoke your proxy in person at the special meeting if you obtain a proxy, executed in your favor, from the shareholder of record (broker, bank or other nominee) giving you the right to vote the shares.

If you submit a proxy or provide instructions to vote your shares and do not thereafter revoke such proxy or change such instructions in accordance with one of the methods set forth above, your shares will be represented and voted at the Special Meeting.

Q: What does it mean if I receive more than one set of proxy materials?

A: This means that you own shares of Common Stock that are registered under different names. For example, you may own some shares directly as a shareholder of record and other shares through a broker or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. You must complete, sign, date and return all of the WHITE proxy cards or follow the instructions for any alternative voting procedure on each of the voting instruction cards that you receive in order to vote all of the shares of Common Stock that you own. Each WHITE proxy card you receive comes with its own prepaid return envelope; if you vote by mail, make sure you return each WHITE proxy card in the return envelope that accompanies that proxy card.

Q: When do you expect the Merger to be completed?

A: The Company and Parent are working to complete the Merger promptly, and we currently expect it to be completed in the third or early fourth quarter of 2025. The Merger is subject, however, to various conditions, which are described in more detail in this proxy statement, and it is possible that factors outside the control of either party could result in the Merger being completed at a later time, or not being completed at all. See the section entitled “The Merger Agreement—Conditions to Closing.”

Q: If the Merger is completed, how will I receive the cash for my shares?

A: If the Merger is completed and your shares of Common Stock are held in book-entry through the Depositary Trust Company (which we refer to in this proxy statement as “DTC” or in “street name” by a broker or other nominee), the cash proceeds will be deposited into your bank or brokerage account without any further action on your part. If you are a shareholder of record with your shares held in certificated form, you will receive a letter of transmittal with instructions for returning such letter of transmittal and how to send your share certificates to the Paying Agent, in connection with the Merger. The Paying Agent will issue and deliver to you payment for your shares after you comply with these instructions.

If you are a shareholder of record with your shares held directly in your name in book-entry form other than through DTC, you will not be required to return a letter of transmittal. The Payment Agent will accept your transferred uncertificated shares upon compliance with certain terms and conditions as the Payment Agent may impose to cause an orderly exchange in accordance with customary exchange practices. The Paying Agent will issue and deliver to you payment for your shares after you comply with those terms and conditions.

Q: Should I send in my stock certificates now?

A: No. Please do not send your stock certificates now. If you are a shareholder of record with your shares held in certificated form, you will receive a letter of transmittal with instructions for returning such letter of transmittal and how to send your share certificates to the Paying Agent, in connection with the Merger. Please do not send in your stock certificates with your proxy card.

Q: Is the Merger expected to be taxable to me?

A: The receipt of cash in exchange for shares of Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a “U.S. Holder” (as defined in “—Material U.S. Federal Income Tax Consequences”) generally will recognize taxable gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received and (ii) the U.S. Holder’s adjusted tax basis in its shares of Common Stock. The exchange of shares of Common Stock for the Merger Consideration pursuant to the Merger generally will not result in tax to such Non-U.S. Holder (as defined in “—Material U.S. Federal Income Tax Consequences”) unless such tax is required to be paid under rules related to United States real property holding corporations or such Non-U.S. Holder has certain connections with the United States. For more information, see the section of this proxy statement entitled “—Material U.S. Federal Income Tax Consequences”.

You should consult your own tax advisor regarding the particular tax consequences to you of the exchange of shares of Common Stock for cash pursuant to the Merger in light of your particular circumstances (including the application and effect of any state, local or non-U.S. income and other tax laws).

Q: What happens if the Merger is not completed?

A: If the Merger Agreement is not approved by the shareholders at the Special Meeting or if the Merger is not completed for any other reason, shareholders will not receive the Merger Consideration or any payment for their shares of Common Stock in connection with the Merger. Instead, the Series A Common Stock will continue to be listed and traded on Nasdaq. In certain circumstances, we may be required to pay the Termination Fee or we may seek other remedies in connection with a termination of the Merger Agreement, in each case, as described under the sections titled “The Merger Agreement—Termination” and “The Merger Agreement—Termination Fees.”

Q: Am I entitled to exercise appraisal rights instead of receiving the Merger Consideration for my shares?

A: Yes. In order to exercise your appraisal rights, you must follow the requirements set forth in Subchapter H. Under Texas law, shareholders and beneficial owners who deliver a written notice of objection to the Merger before the vote is taken on the Merger Proposal, vote their shares against the Merger Proposal and comply with all of the requirements of Texas law, including Subchapter H, will have the right to seek appraisal of their shares as determined in accordance with Subchapter H if the Merger is completed. If you sell your shares prior to the Effective Time, you will not be eligible to exercise your appraisal rights in respect of the Merger. The appraisal amount could be more than, the same as or less than the amount a shareholder would be entitled to receive under the terms of the Merger Agreement. If you wish to avail yourself of your appraisal rights, you are encouraged to review Subchapter H carefully and to seek the advice of legal counsel with respect to the exercise of appraisal rights. The full text of Subchapter H is available at the following URL, accessible without subscription or cost, which is incorporated into this proxy statement by reference: https://statutes.capitol.texas.gov/Docs/BO/htm/BO.10.htm. For additional information, see the section entitled “Appraisal Rights.”

Q: Who will count the votes?

A: The votes will be counted by a representative of Mediant, a BetaNXT company, who will act as the inspector of election appointed for the Special Meeting.

Q: Where can I find the voting results of the Special Meeting?

A: The Company intends to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Special Meeting. All periodic and current reports the Company files with the SEC are publicly available when filed. See the section entitled “Where You Can Find More Information.”

Q: Where can I find more information about the Company?

A: You can find more information about the Company in its publicly filed reports with the SEC, on the Company’s website, www.dallasnewscorporation.com, and in the section entitled “Where You Can Find More Information.” The information contained on the Company’s website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC.

Q: Who will solicit and pay the cost of soliciting proxies?

A: Our directors, officers, and employees may solicit proxies by mail, by email, by telephone, or in person. Those individuals will receive no additional compensation for solicitation activities. We have also engaged D.F.

King & Co., Inc. to assist in the solicitation of proxies and will pay $25,000 as the base fee, a $5,000 fee for certain engagement services, plus reasonable out-of-pocket expenses, to D.F. King & Co., Inc. and additional per diem charges, for its services. Payment of such fees and expenses will not be conditioned on any outcome at the Special Meeting. We will indemnify D.F. King & Co., Inc. and its affiliates against certain losses, claims, damages, liabilities, and expenses. We will request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares of Common Stock held of record by those entities, and we will, upon request, reimburse reasonable forwarding expenses. We will pay the costs of preparing, printing, assembling, and mailing the proxy materials used in the solicitation of proxies.

Q: Who can help answer my other questions?

A: If you have questions about the Special Meeting or the Merger, you should contact us at:

DallasNews Corporation

P.O. Box 224866

Dallas, Texas 75222-4866

Attention: Katy Murray

(214) 977-8869

You may also contact D.F. King & Co., Inc., our proxy solicitor, as follows:

D.F. King & Co., Inc.

28 Liberty Street, FL 53

New York, NY 10005

Toll-Free: (866) 416-0577

Email: DALN@dfking.com

If your broker holds your shares, you should also contact your broker for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents that we incorporate by reference herein contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (which we refer to as the “Securities Act”), and Section 21E of the Exchange Act). Documents we subsequently file with the SEC and incorporate by reference herein may also contain forward-looking statements. These forward-looking statements include, among other things, statements about the Merger, the expected timing and completion of the Merger, the future business, performance and opportunities of the Company and other financial and non-financial items that are not historical facts. Words such as “anticipate,” “assume,” “believe,” “can,” “could,” “estimate,” “forecast,” “intend,” “expect,” “may,” “project,” “plan,” “seek,” “should,” “target,” “will,” “would” and their opposites and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to numerous risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in forward-looking statements. Such risks, trends and uncertainties are, in most instances, beyond the Company’s control, and include, but are not limited to, factors and matters described or incorporated by reference in this proxy statement, and the following factors:

•	the announcement and pendency of the Merger may adversely affect our business, results of operations and financial condition;

•	failure to consummate the Merger within the expected timeframe, or at all, could have a material and adverse effect on our business, results of operations, financial condition and stock price;

•

litigation relating to the Merger or the Rights Agreement (as defined below) may be filed against the Company and the Board, which could be costly, prevent or delay consummation of the Merger, divert management’s attention and otherwise adversely affect our business and financial condition;

•	while the Merger is pending, we are subject to certain restrictions on the conduct of our business;

•

if the Merger Agreement is terminated, we may, under certain circumstances, be obligated to pay the Termination Fee to Parent, which would require us to use available liquidity that would have otherwise been available for other uses;

•	we may be unable to obtain the Company Shareholder Approval;

•	other conditions to the closing of the Merger may not be satisfied;

•	the Merger may involve unexpected costs, liabilities or delays;

•	our business may suffer as a result of uncertainty surrounding the Merger;

•	the amount of the costs, fees, expenses and charges related to the Merger and the Rights Agreement;

•

the ability of the Rights Agreement to protect shareholders’ interests and to effectively ensure that the Board has sufficient time to make informed judgments that are in the best interests of the Company and its shareholders;

•	we may be adversely affected by other economic, business, and/or competitive factors;

•	the response of competitors to the Merger;

•	difficulties with our ability to retain and hire key personnel and maintain relationships with third parties as a result of the Merger may occur;

•	if the Merger is completed, shareholders will forego realization of any long-term value potential based on current strategy as a public company; and

•	the price of the Series A Common Stock may decline if the Merger is not completed.

The Merger or any other transaction described above may not be consummated in the expected time frame, on the expected terms or at all. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. For a further discussion of other important factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors” set forth in Part II, Item 1A of the Quarterly Report on Form 10-Q filed by the Company with the SEC on July 30, 2025, and subsequent filings by the Company with the SEC. All forward-looking statements made herein are expressly qualified in their entirety by these cautionary statements, and the actual results, events or developments referenced herein may not occur or be realized. There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements. In addition, to the extent any inconsistency or conflict exists between the information included in this report and the information included in our prior reports and other filings with the SEC, the information contained in this report updates and supersedes such information.

Forward-looking statements speak only as of the date they are made, and except as required by law, we undertake no obligation to update them in light of new information or future events.

PROPOSAL 1

MERGER PROPOSAL

We are asking our shareholders to vote on a proposal to approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent.

For detailed information regarding the Merger Proposal, see the information about the Merger and the Merger Agreement throughout this proxy statement, including the information set forth under sections entitled “The Merger” and “The Merger Agreement.” Copies of the Original Merger Agreement and the Merger Agreement Amendment are attached as Annexes A-1 and A-2, respectively, to this proxy statement.

The approval of the Merger Proposal requires the affirmative vote of (1) the holders of at least two-thirds of the voting power of all of the shares of Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the Special Meeting, (2) the holders of at least two-thirds of the Series A Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the Special Meeting, voting separately as a class, and (3) the holders of at least two-thirds of the Series B Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the Special Meeting, voting separately as a class. If you properly authorize your proxy by mail, by telephone or through the internet, but do not indicate instructions to vote your shares “FOR,” “AGAINST” or “ABSTAIN” on the Merger Proposal, your shares will be voted in accordance with the recommendation of the Board, which is “FOR” the Merger Proposal. Because the required vote for the Merger Proposal is based on the voting power of the shares of Common Stock outstanding at the close of business on the record date and entitled to vote thereon (subject to the separate class vote requirements described above) rather than on the number of votes cast, failure to vote your shares (including failure to give voting instructions to your broker, bank or other nominee) and abstentions will have the same effect as voting “AGAINST” the Merger Proposal, which could cause the Merger Proposal not to be approved.

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE SERIES OR NUMBER OF SHARES OF COMMON STOCK THAT YOU OWN.

Approval of the Merger Proposal is a condition to the completion of the Merger. In the event the Merger Proposal is not approved, the Merger cannot be completed.

Recommendation of the Board

The Board, by unanimous vote, recommends that our shareholders vote “FOR” the Merger Proposal.

PROPOSAL 2

ADVISORY COMPENSATION PROPOSAL

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21(c) under the Exchange Act, we are asking our shareholders to vote at the Special Meeting on a non-binding, advisory basis regarding the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the Merger. Information intended to comply with Item 402(t) of Regulation S-K concerning this compensation, subject to certain assumptions described therein, is presented in the section entitled “The Merger—Interests of Our Directors and Executive Officers in the Merger—Quantification of Potential Payments to Our Named Executive Officers in Connection with the Merger.”

The shareholder vote on the Advisory Compensation Proposal is an advisory vote only, and it is not binding on us or the Board. Further, the underlying arrangements are contractual in nature and not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Merger is completed, our named executive officers will be eligible to receive the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the Merger. Approval of the Advisory Compensation Proposal is not a condition to the completion of the Merger.

We are asking our shareholders to vote “FOR” the following resolution:

“RESOLVED, that DallasNews Corporation’s shareholders approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the named executive officers of DallasNews Corporation that is based on or otherwise relates to the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K under “The Merger—Interests of Our Directors and Executive Officers in the Merger—Quantification of Potential Payments to Our Named Executive Officers in Connection with the Merger” in DallasNews Corporation’s proxy statement for the Special Meeting.”

Adoption of the above resolution, on a non-binding, advisory basis, requires the affirmative vote of the holders of a majority of the voting power of all the shares of Common Stock entitled to vote on the matter and represented in person or by proxy at the Special Meeting, assuming a quorum is present. Approval of the Advisory Compensation Proposal is not a condition to the completion of the Merger. If you properly authorize your proxy by mail, by telephone or through the internet, but do not indicate instructions to vote your shares “FOR,” “AGAINST” or “ABSTAIN” on the Advisory Compensation Proposal, your shares will be voted in accordance with the recommendation of the Board, which is “FOR” the Advisory Compensation Proposal. Abstentions will have the same effect as a vote “AGAINST” the Advisory Compensation Proposal.

Recommendation of the Board

The Board, by unanimous vote, recommends that our shareholders vote “FOR” the Advisory Compensation Proposal.

PROPOSAL 3

ADJOURNMENT PROPOSAL

We are asking our shareholders to vote on a proposal to approve any adjournments of the Special Meeting for the purpose of soliciting additional proxies in the event that there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal or to establish a quorum.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of all the shares of Common Stock entitled to vote on the matter and represented in person or by proxy at the Special Meeting, assuming a quorum is present. In the absence of a quorum, the affirmative vote of the holders of a majority of the voting power of the shares present or represented by proxy at the Special Meeting is required for the approval of the Adjournment Proposal. Approval of the Adjournment Proposal is not a condition to the completion of the Merger. If you properly authorize your proxy by mail, by telephone or through the internet, but do not indicate instructions to vote your shares “FOR,” “AGAINST” or “ABSTAIN” on the Adjournment Proposal, your shares will be voted in accordance with the recommendation of the Board, which is “FOR” the Adjournment Proposal. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal.

Recommendation of the Board

The Board, by unanimous vote, recommends that our shareholders vote “FOR” the Adjournment Proposal.

THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

This proxy statement is being furnished to our shareholders as part of the solicitation of proxies by the Board for use at the Special Meeting to be held in the auditorium of the Company’s corporate headquarters located at 1954 Commerce Street, Dallas, Texas 75201 at    , Central Time on    , 2025, or at any adjournment or postponement of such meeting.

Voting

If you are a shareholder of record, you may vote in any of the following ways:

•	Online via the internet before the Special Meeting at .

•	By telephone from the United States, using the number on the WHITE proxy card.

•

By completing and returning the WHITE proxy card in the envelope provided. Shares represented by proxy cards that are properly completed and submitted will be voted in accordance with the shareholder’s instructions. We strongly encourage shareholders to vote by proxy prior to the meeting. Shares represented by proxy will be voted during the meeting. Proxies may be revoked at any time prior to the time at which voting closes during the meeting by (i) timely submitting a valid, later-dated proxy; (ii) delivering a written notice of revocation to Katy Murray; or (iii) voting online prior to the Special Meeting. Please note that attending the meeting without casting a vote will not revoke any previously submitted proxy. If you properly complete and sign your WHITE proxy card, but do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.

•

In person at the Special Meeting by completing a ballot, in which case any previously submitted proxies will be revoked by the vote cast at the Special Meeting. Even if you intend to attend and vote at the Special Meeting, our Board recommends that you grant a proxy via mail, telephone or the internet in case you are later unable to attend the Special Meeting to ensure that your vote is counted.

If you intend to submit your proxy by telephone or via the internet, you must do so by 11:59 p.m., Eastern Time, on the day before the Special Meeting. If you intend to submit your proxy by mail, your completed WHITE proxy card must be received prior to the Special Meeting. If your shares are held through a broker, bank or other nominee, you will receive separate voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares.

We encourage you to vote by proxy by mail, telephone or over the internet well in advance of the Special Meeting, to ensure your shares are represented whether or not you decide to attend.

Purpose of the Special Meeting

The purpose of the Special Meeting is for the holders of Common Stock to consider and vote upon the following proposals:

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The Merger Proposal: To approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent. Copies of the Original Merger Agreement and the Merger Agreement Amendment are attached as Annexes A-1 and A-2, respectively, to this proxy statement.

•

Advisory Compensation Proposal: To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger.

•

Adjournment Proposal: To approve the adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional proxies to vote in favor of the Merger Proposal, in the event that there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal or to establish a quorum.

The Board, by unanimous vote, recommends that you vote “FOR” each of the proposals described above.

Shareholders must approve the Merger Proposal in order for the Merger to occur. If our shareholders fail to approve the Merger Proposal, the Merger will not occur. Copies of the Original Merger Agreement and the Merger Agreement Amendment are attached to this proxy statement as Annexes A-1 and A-2, respectively, which we encourage you to read carefully and in its entirety.

Record Date and Quorum

The holders of record of Common Stock at the close of business on    , 2025 (the “record date”), will be entitled to receive notice of and to vote at the Special Meeting or any postponement or adjournment thereof. At the close of business on the record date, there were    shares of Common Stock outstanding, consisting of (i)    shares of Series A Common Stock, held by approximately    holders of record and representing an aggregate of    votes, and (ii)    shares of Series B Common Stock, held by approximately    holders of record and representing an aggregate of    votes.

At the Special Meeting, a majority of the voting power of the outstanding shares of Common Stock entitled to vote and at least one-third of the outstanding shares of Common Stock entitled to vote must be present at the Special Meeting, either in person or represented by proxy, to constitute a quorum at the Special Meeting. A quorum is necessary to transact business at the Special Meeting. If you have properly voted by proxy, via mail, telephone or the internet, you will be considered part of the quorum. Proxies received but not marked or marked as abstentions will be included in the calculation of the number of shares considered to be present at the Special Meeting. Abstentions will be counted as present for purposes of determining whether a quorum exists.

Each holder of Series A Common Stock is entitled to one vote on each matter submitted to a vote at the Special Meeting for each share of Series A Common Stock that the shareholder owned at the close of business on the record date. Each holder of Series B Common Stock is entitled to ten votes on each matter submitted to a vote at the Special Meeting for each share of Series B Common Stock that the shareholder owned at the close of business on the record date.

Under NYSE rules, banks, brokers and other nominees may use their discretion to vote “uninstructed” shares (i.e., shares of record held by banks, brokers or other nominees, but with respect to which the beneficial owner of such shares has not provided instructions on how to vote on a particular proposal) with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. All of the proposals currently expected to be voted on at the Special Meeting are “non-routine” matters.

A “broker non-vote,” under NYSE rules, occurs on a proposal when (i) a bank, broker or other nominee holds shares that are present in person, or represented by proxy, at the meeting and has discretionary authority to vote on one or more proposals to be voted on at a meeting of shareholders, but is not permitted to vote on other proposals without instructions from the beneficial owner of the shares, and (ii) the beneficial owner fails to provide the bank, broker or other nominee with such instructions. Because all of the proposals currently expected to be voted on at the Special Meeting are “non-routine” matters for which brokers do not have discretionary authority to vote, if a beneficial owner of shares of Common Stock held in “street name” does not give voting instructions to the bank, broker or other nominee, then those shares will not be counted as present in person or represented by proxy at the Special Meeting. As a result, we do not expect there to be any broker non-votes at the Special Meeting.

The vote to approve the Merger Proposal is based on the total number of shares of Common Stock outstanding at the close of business on the record date, not the number of shares that are counted as present in person or by proxy at the Special Meeting. As a result, if you fail to issue voting instructions to your broker, bank or other nominee, it will have the same effect as a vote “AGAINST” the Merger Proposal. The failure to issue voting instructions to your broker, bank or other nominee will have no effect on the outcome of the Advisory Compensation Proposal, assuming a quorum exists, or Adjournment Proposal.

In the event that a quorum is not present at the Special Meeting or there are insufficient votes to approve the Merger Proposal, subject to the terms of the Merger Agreement, the Company expects to adjourn or postpone the Special Meeting until it solicits enough proxies to obtain a quorum and approve the Merger Proposal. Pursuant to the Company’s Second Amended and Restated Bylaws, dated as of July 9, 2025 (which we refer to as the “bylaws” in this proxy statement), shareholders holding a majority of the voting power of the shares present or represented by proxy at the Special Meeting will have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. The Merger Agreement provides that the Company may also postpone or adjourn the Special Meeting from time to time (i) with the express written consent of Parent, (ii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Board has determined in good faith is necessary or advisable and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the Special Meeting, (iii) to solicit additional proxies if necessary in order to obtain the Company Shareholder Approval or (iv) if required by law; provided that the Company may not postpone or adjourn the Special Meeting (A) pursuant to the foregoing clause (ii), (iii), or (iv) for more than ten (10) business days after the date for which the Special Meeting is originally scheduled without Parent’s express written consent (not to be unreasonably withheld, delayed or conditioned) or (B) to a date after the date that is two business days prior to January 9, 2026.

Vote Required

Approval of the Merger Proposal requires the affirmative vote of (1) the holders of at least two-thirds of the voting power of all of the shares of Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the Special Meeting, (2) the holders of at least two-thirds of the Series A Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the Special Meeting, voting separately as a class, and (3) the holders of at least two-thirds of the Series B Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the Special Meeting, voting separately as a class. In addition, under the Merger Agreement, the receipt of such required vote is a condition to the completion of the Merger. A failure to vote your shares in favor of the Merger Proposal could cause the Merger Proposal not to be approved. Accordingly, your vote is very important regardless of the series or number of shares of Common Stock that you own.

Approval of the Advisory Compensation Proposal requires the affirmative vote of the holders of a majority of the voting power of all the shares of Common Stock entitled to vote on the matter and represented in person or by proxy at the Special Meeting, assuming a quorum is present. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of all the shares of Common Stock entitled to vote on the matter and represented in person or by proxy at the Special Meeting, assuming a quorum is present. In the absence of a quorum, the affirmative vote of the holders of a majority of the voting power of the shares present or represented by proxy at the Special Meeting is required for the approval of the Adjournment Proposal.

Abstentions and the failure by shareholders to (1) attend the Special Meeting and vote or (2) authorize a proxy to vote their shares at the Special Meeting will have the same effect as a vote “AGAINST” the Merger Proposal.

Abstentions will have the same effect as a vote “AGAINST” the Advisory Compensation Proposal.

Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal.

The failure by shareholders to (1) attend the Special Meeting and vote or (2) authorize a proxy to vote their shares at the Special Meeting will have no effect on the outcome of the vote on either the Advisory Compensation Proposal, assuming a quorum is present, or the Adjournment Proposal.

Brokers, banks or other nominees holding shares of Common Stock in “street name” may not vote such shares of Common Stock on any of the proposals absent instruction from you on how you wish your shares of Common Stock to be voted. If your shares are held in “street name,” unless you attend the Special Meeting in person, with a properly executed legal proxy from your broker, bank or other nominee, your failure to provide instructions will have the same result as a vote against the Merger Proposal.

Voting by Proxy

If you vote by proxy, regardless of the method you choose to vote, the individuals named on the enclosed WHITE proxy card, and each of them, with full power of substitution, will vote your shares of Common Stock in the way that you indicate. When completing the telephone or internet processes or the WHITE proxy card, you may specify whether your shares of Common Stock should be voted “FOR” or “AGAINST” or to “ABSTAIN” from voting on all, some or none of the specific items of business to come before the Special Meeting. If you sign, date, and return your WHITE proxy card (or submit your proxy by telephone or the internet) without indicating how you wish to vote on a proposal, your proxy will be voted in accordance with the Board’s recommendation—i.e., in favor of the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal. If you sign and return a proxy, the individuals named on the enclosed WHITE proxy card will have discretionary authority to vote with respect to any other matters that may properly come before the Special Meeting or any adjournments or postponements thereof that are unknown to the Company (together with its participants in the solicitation) a reasonable time before this solicitation.

Broker Non-Votes

If your shares of Common Stock are held in “street name,” you will receive instructions from your broker, bank, trust or other nominee that you must follow in order to have your shares voted. Your broker, bank, trust or other nominee will vote your shares only if you provide instructions on how to vote. Please follow the directions on the voting instruction form sent to you by your broker, bank, trust or other nominee with this proxy statement. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker, bank, trust or other nominee, as the case may be. Brokers who hold shares of Common Stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from the beneficial owner. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine,” such as the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal, without specific instructions from the beneficial owner. Broker non-votes generally occur for shares held by a broker or other nominee that are present in person, or represented by proxy, at the meeting, but with respect to which the broker or other nominee is not instructed by the beneficial owner of such shares to vote on the particular proposal and the broker does not have discretionary voting power on such proposal. Because all proposals for the Special Meeting are non-routine and non-discretionary, we do not expect there to be any broker non-votes for such proposals. The failure to issue voting instructions to your broker, bank or other nominee will have no effect on the outcome of the Advisory Compensation Proposal (assuming that a quorum is present) or the Adjournment Proposal. The vote to approve the Merger Proposal, however, is based on the voting power of the shares of Common Stock outstanding at the close of business on the record date and entitled to vote thereon at the Special Meeting (subject to the separate class vote requirements described herein), not the number of shares that are present in person or represented by proxy at the Special Meeting. As a result, if you fail to issue voting instructions to your broker, bank or other nominee, it will have the same effect as a vote “AGAINST” the Merger Proposal.

Revocation of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke and change it any time before it is voted. If you are a shareholder of record of Common Stock, you may revoke your proxy at any time before the vote is taken at the Special Meeting by:

•

submitting a new proxy at a later date, by using the telephone or internet proxy submission procedures described above, or by completing, signing, dating, and returning a new, later-dated proxy card by mail to the Company;

•	attending and voting during the virtual Special Meeting; or

•	delivering to Katy Murray a written notice of revocation to c/o DallasNews Corporation, P.O. Box 224866, Dallas, Texas 75222-4866, Attn: Katy Murray.

Attending the Special Meeting without taking one of the actions described above will not in and of itself revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy card to the Company or by sending a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company before the Special Meeting.

If you hold your shares of Common Stock in “street name” through a nominee, you will need to follow the instructions provided to you by your nominee in order to revoke your voting instructions or submit new voting instructions.

Adjournments and Postponements

Although it is not currently expected, subject to the terms of the Merger Agreement, the Special Meeting may be adjourned or postponed for the purpose of soliciting additional proxies to satisfy the quorum requirement or for other reasons. We are submitting a proposal for consideration at the Special Meeting to authorize the named proxies to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve the Merger Proposal at the time of the Special Meeting or any adjournment or postponement of the Special Meeting or to establish a quorum. Subject to the terms of the Merger Agreement, we retain full authority to the extent set forth in the bylaws and Texas law to adjourn the Special Meeting (or any adjournment or postponement of the Special Meeting) or to postpone the Special Meeting (or any adjournment or postponement of the Special Meeting) before it is convened, without the consent of any shareholder.

If the Special Meeting is adjourned, we are not required to give notice of the time and place of the adjourned meeting if announced at the meeting at which the adjournment is taken. Subject to the terms of the Merger Agreement, at any adjourned meeting, any business may be transacted which might have been transacted at the original meeting. All proxies will be voted in the same manner as they would have been voted at the original convening of the Special Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting.

Anticipated Date of Completion of the Merger

We are working towards completing the Merger as soon as possible. Assuming timely satisfaction or waiver of closing conditions, including the approval by our shareholders of the Merger Proposal, we anticipate that the Merger will be completed in the third or early fourth quarter of 2025. However, the exact timing of completion of the Merger, if at all, cannot be predicted because the Merger is subject to the closing conditions specified in the Merger Agreement, many of which are outside of our control. If our shareholders vote to approve the Merger Proposal and unless otherwise mutually agreed between the Company and Parent, the closing under the Merger Agreement is expected to occur effective on the third business day following the day of the satisfaction or waiver of the conditions to the Merger. See the section entitled “The Merger Agreement—Effective Time of the Merger; Closing.”

Solicitation of Proxies; Payment of Solicitation Expenses

Our directors, officers, and employees may solicit proxies by mail, by email, by telephone, or in person. Those individuals will receive no additional compensation for solicitation activities. We have also engaged D.F. King & Co., Inc. to assist in the solicitation of proxies and will pay $25,000 as the base fee, a $5,000 fee for certain engagement services, plus reasonable out-of-pocket expenses, to D.F. King & Co., Inc. and additional per diem charges, for its services. Payment of such fees and expenses will not be conditioned on any outcome at the Special Meeting. We will indemnify D.F. King & Co., Inc. and its affiliates against certain losses, claims, damages, liabilities and expenses. We will request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock held of record by those entities, and we will, upon request, reimburse reasonable forwarding expenses. We will pay the costs of preparing, printing, assembling, and mailing the proxy materials used in the solicitation of proxies.

Questions and Additional Information

You should not return your stock certificate or send documents representing Common Stock with the proxy card. If the Merger is completed and if you are a holder of record, the Paying Agent for the Merger will send you a letter of transmittal and instructions for exchanging your shares of Common Stock for the Merger Consideration.

If you have questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed WHITE proxy card or voting instructions, please contact our proxy solicitor as follows:

D.F. King & Co., Inc.

28 Liberty Street, FL 53

New York, NY 10005

Toll-Free: (866) 416-0577

Email: DALN@dfking.com

THE MERGER

This discussion of the Merger is qualified in its entirety by reference to the Merger Agreement. Copies of the Original Merger Agreement and the Merger Agreement Amendment are attached as Annexes A-1 and A-2, respectively, and incorporated into this proxy statement by reference. You should read the entire Merger Agreement carefully as it is the legal document that governs the Merger.

The Parties to the Merger

DallasNews Corporation

1954 Commerce Street

Dallas, Texas 75201

(214) 977-8869

DallasNews Corporation, a Texas corporation, is the Dallas-based holding company of The Dallas Morning News and Medium Giant.

The Dallas Morning News, Texas’ leading daily newspaper, is renowned for its excellent journalistic reputation, intense regional focus, and close community ties. As a testament to its commitment to quality journalism, the publication has been honored with nine Pulitzer Prizes.

Medium Giant, an integrated creative marketing agency with offices in Dallas and Tulsa, works with a roster of premium brands and companies. In 2024, the agency earned top industry recognition, winning an AAF Addy and the AMA DFW Annual Marketer of the Year Award for Campaign of the Year, along with six prestigious Davey Awards. Medium Giant is a wholly owned business of DallasNews Corporation.

Our Series A Common Stock is listed on Nasdaq and trades under the symbol “DALN.” Additional information about the Company is contained in its public filings, certain of which we incorporate by reference herein. See the section entitled “Where You Can Find More Information” of this proxy statement. Our corporate web address is www.dallasnewscorporation.com. The information provided on the Company’s website is not a part of this proxy statement and is not incorporated in this proxy statement by reference or by any other reference to the Company’s website provided in this proxy statement.

Hearst Media West, LLC

300 West 57th Street

New York, New York 10019

(212) 649-2000

Parent, a Delaware limited liability company, is a company within Hearst Newspapers, the operating group responsible for Hearst’s newspapers, local digital marketing services businesses and directories.

Hearst Newspapers publishes 28 dailies and 50 weeklies across the United States, including among others the Houston Chronicle, San Francisco Chronicle and Times Union (Albany).

Destiny Merger Sub, Inc.

300 West 57th Street

New York, New York 10019

(212) 649-2000

Merger Sub, a Texas corporation and a wholly owned subsidiary of Parent, was formed by Parent on June 18, 2025, solely for the purpose of entering into the Merger Agreement and completing the transactions contemplated thereby. Merger Sub has not carried on any activities prior to or on the date of this proxy statement other than those incidental to its formation and as contemplated by or related to the Merger Agreement. Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company, at which time the separate existence of Merger Sub will cease and the Company will continue as the surviving corporation and as a wholly owned subsidiary of Parent.

Effects of the Merger

Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company, and the Company will continue as the surviving corporation and as a wholly owned subsidiary of Parent. As a result of the Merger, each share of Series A Common Stock will no longer be publicly traded and will be delisted from Nasdaq and price quotations in the public market will no longer be available for the Series A Common Stock. In addition, the Common Stock will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC. If the Merger is completed, you will not own any shares of the capital stock of the surviving corporation.

At the Effective Time, each share of Common Stock issued and outstanding immediately prior to such time (other than Excluded Shares or Dissenting Shares) will be cancelled and extinguished and automatically converted into the right to receive the Merger Consideration. Excluded Shares will be cancelled and will cease to exist and no payment will be made with respect to Excluded Shares. Dissenting Shares will not be converted into the right to receive the Merger Consideration but will instead have the right to receive a payment for their Dissenting Shares as determined in accordance with Subchapter H. See the section entitled “Appraisal Rights” on page 71 of this proxy statement and the full text of Subchapter H, which is available at the following URL, accessible without subscription or cost, which is incorporated into this proxy statement by reference: https://statutes.capitol.texas.gov/Docs/BO/htm/BO.10.htm).

Each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into and become one share of common stock of the surviving corporation.

The board of directors of the surviving corporation immediately following the Effective Time will consist of the directors of Merger Sub as of immediately prior to the Effective Time, each to hold office in accordance with the organizational documents of the surviving corporation until their respective successors have been duly elected or appointed and qualified, or until their resignation or removal. The officers of the Company immediately prior to the Effective Time (other than officers that resign at the request of Parent) will continue as the initial officers of the surviving corporation immediately following the Effective Time, each to hold office in accordance with the organizational documents of the surviving corporation until their respective successors have been duly appointed and qualified, or until their resignation or removal.

At the Effective Time, the certificate of formation of the Company as in effect immediately prior to the Effective Time will be amended and restated in its entirety to read as set forth in Exhibit B of the Merger Agreement and, as so amended and restated, will be the certificate of formation of the surviving corporation, until thereafter amended in accordance with its terms and the applicable provisions of the TBOC. The bylaws of the Company in effect immediately prior to the Effective Time will be amended and restated in their entirety so as to be identical to the bylaws of Merger Sub as in effect immediately prior to the Effective Time (except that the name of the surviving corporation will be “DallasNews Corporation”) and, as so amended and restated, will be the bylaws of the surviving corporation, until thereafter amended in accordance with their terms and the applicable provisions of the TBOC.

Background of the Merger

The following chronology summarizes key meetings and events that led to the signing of the Merger Agreement. The chronology does not catalog every conversation or meeting held by or among the Board, members of the Company’s management, the Company’s representatives and other parties.

The Board and Company management regularly review and assess the Company’s operations and financial performance, industry conditions and related developments that may impact the Company’s long-term strategic plans and objectives, with the goal of enhancing shareholder value. The Board and Company management regularly evaluate the continued execution of the Company’s strategy as a stand-alone public company and have considered, from time to time, various strategic alternatives.

Over the years, the Board and Company management have had various discussions with representatives of J.P. Morgan, the Company’s financial advisor, regarding strategic alternatives and other matters, and the Company discussed such matters with representatives of J.P. Morgan throughout the course of the events described below. The Company has also been advised by Haynes and Boone, LLP (“Haynes Boone”), the Company’s outside legal counsel, in connection with various matters, and the Company was advised by representatives of Haynes Boone throughout the course of the events described below.

As a result of competitive and economic conditions, the newspaper industry overall has faced a significant revenue decline over the past decade. The Company’s primary revenues are generated from advertising within its newspaper and related digital platforms, and from subscription and single copy sales of its printed newspaper. In response to these challenges, in 2021 the Company implemented a Return to Growth Plan (the “RTG Plan”) with the goal of growing non-core revenues through the Medium Giant agency and its marketing services and returning the business to profitability. The key elements of the RTG Plan included investments in digital and analytics talent, digital platforms, and new digital first positions and teams in the newsroom. However, the Company recognized that the print product provides a financial foundation that must be thoughtfully managed as the Company makes the transition to a digitally based company. In early 2024, Grant S. Moise, the Company’s Chief Executive Officer and Publisher of The Dallas Morning News, who is also the chief operating decision maker of the Company (the “CODM”), wanted to analyze the Medium Giant agency and marketing services business and its overall profitability separate from the traditional print and advertising business. In the second quarter of 2024, based on the changes made to the internal reporting package allowing the CODM to allocate resources and to assess performance, the Company determined it has two reportable segments: The Dallas Morning News and the Agency.

Despite the Company’s efforts, the Company’s advertising revenue from its newspaper continued to be adversely affected by the shift of advertiser spending to other forms of media and the increased accessibility of free online news content, as well as news content from other sources, which also adversely affected paid print circulation volumes and revenue. The Agency segment made progress in returning to profitability but was not achieving the growth in revenue that was needed to offset the decline in advertising and circulation revenue and operating margin. Over the past six years, the Company’s net revenues declined from $184 million for the year ended December 31, 2019 to $125 million for the year ended December 31, 2024.

On May 14, 2024, as part of the RTG Plan, the Company announced that it would transition its printing operations, then located in Plano, Texas, to a smaller, leased facility in Carrollton, Texas that would require fewer employees and less capital investment. The Company entered into a five-year lease that commenced on June 28, 2024, for a 67,600 square-foot facility located in Carrollton, Texas. The Company began actively marketing the Plano facility for sale in the third quarter of 2024. This transition would allow the Company to keep its operations in North Texas and continue to produce a seven-day print edition. Upon completion of the transition, the Company expected to benefit from annual expense savings of approximately $5 million.

At a Board meeting on September 20, 2024, the Board asked Mr. Moise and Katy Murray, the Company’s President, Treasurer and Secretary, to be prepared to discuss the Company’s progress with respect to the RTG Plan as well as potential strategic alternatives, including a sale of the Company, at the Board meeting to be held in December 2024.

On November 5, 2024, John Beckert, the Company’s Chairman of the Board, and Mr. Moise had lunch with Robert Decherd, a long-time Company shareholder (and former Chairman and Chief Executive Officer of the

Company), who beneficially owns approximately 55% of the combined voting power of the Series A Common Stock and Series B Common Stock and over 96% of the outstanding shares of Series B Common Stock, to discuss the Company’s potential review of strategic alternatives, including a potential sale transaction. Mr. Decherd indicated that he was open to considering a potential sale of the Company.

On November 14, 2024, Jerrilyn M. Hoffmann filed a Schedule 13D with the SEC stating that she, through a trust for which she serves as sole trustee (together, the “Hoffmann Reporting Persons”), beneficially owned approximately 5.05% of the Series A Common Stock. Ms. Hoffmann is the wife of David Hoffmann, founder and chairman of The Hoffmann Family of Companies, whose holdings include Hoffmann Media Group, a privately held media firm with a portfolio of news-related properties across the United States. The Hoffmann Family of Companies, including Hoffmann Media Group, is referred to herein as “Hoffmann.” In the Schedule 13D, the Hoffmann Reporting Persons indicated that they had in the past discussed, and may in the future discuss, matters relating to the Company’s operations, prospects, business development and management, among other things, with the Company’s management or Board, other stockholders and other interested parties, and that such discussions may result in the Hoffmann Reporting Persons initiating or pursuing a transaction that would result in the Hoffmann Reporting Persons’ acquisition of all or a controlling interest in the Company. Notwithstanding such statements in the Schedule 13D, neither Company management nor any member of the Board had engaged in any discussions with Hoffmann or its representatives prior to the filing of the Schedule 13D by the Hoffmann Reporting Persons.

On November 14, 2024, Hoffmann issued a press release announcing its investment in the Company. In the press release, Mr. Hoffmann noted his focus on building a national presence in the newspaper industry.

In November and December 2024, representatives of Hoffmann Media Group reached out to Company management about setting up a meeting. Although the Company agreed to meet with Hoffmann Media Group in early January, Hoffmann Media Group never confirmed the meeting, and no meeting ultimately occurred between Company management and Hoffmann Media Group.

Following the Schedule 13D filing by the Hoffmann Reporting Persons, Mr. Moise spoke with Mr. Decherd regarding Hoffmann’s public filing and statements regarding its intent with respect to the Company. Mr. Decherd indicated to Mr. Moise that he would not support a sale to Hoffmann Media Group.

On November 20, 2024, the Board held a meeting at which Mr. Moise and Ms. Murray updated the Board as to the recent investment by Hoffmann and related communications.

Also on November 20, 2024, Mr. Decherd informed Mr. Beckert that he intended to retain legal counsel to represent him in connection with any potential transaction and that he was considering requesting that a premium be paid for his Series B Common Stock in any sale transaction. Mr. Decherd indicated that he would support a sale transaction only if he believed that the Company’s commitment to distinguished journalism would continue under new ownership.

On December 3, 2024, the Board held a meeting at which Mr. Moise and Ms. Murray reviewed with the Board the updated RTG Plan and related cash forecasts and expressed their view that, in light of the expected sale of the Plano property and potential use of proceeds to allow the Company to voluntarily fully fund the Company’s pension liabilities, it could be an appropriate time to consider strategic alternatives. In expressing such view, Mr. Moise and Ms. Murray noted the current challenges to the Company and the risks facing the RTG Plan, including the dependency on revenue from classified advertising and the impact that generative artificial intelligence was having on search traffic and, as a result, advertising and circulation revenue. At this meeting, the Board instructed Company management to engage with the Company’s outside legal and financial advisors to prepare an evaluation of strategic alternatives, including a potential sale of the Company.

Beginning in December 2024, consistent with the Board’s directive, the Company provided J.P. Morgan with certain financial information to begin preparing preliminary financial analyses with respect to the Company.

On December 16, 2024, the Company executed an agreement for the sale of the Plano property for $43.5 million cash.

On January 9, 2025, Mr. Decherd retained Gibson, Dunn & Crutcher LLP (“Gibson Dunn”) as his counsel.

On January 20, 2025, with the Board’s support and at Mr. Moise’s invitation, Jeff Johnson, President of Hearst Newspapers, had a dinner meeting with Mr. Moise, during which Mr. Moise asked if Hearst might be interested in discussing a potential business combination between the two parties. Mr. Johnson expressed an interest in having further discussions. At this meeting, no financial or other terms of a potential transaction were discussed.

On January 27, 2025, Mr. Beckert and Mr. Moise spoke with Mr. Decherd, who indicated that he expected to be indemnified in connection with any sale transaction, similar to the protections afforded to the Company’s directors and officers, and that Mr. Decherd also expected to be reimbursed for his outside legal counsel expenses incurred in connection with a transaction. Mr. Beckert later informed the Board of these requests from Mr. Decherd.

On January 30, 2025, Mr. Beckert, Mr. Moise and Ms. Murray spoke by telephone with representatives of J.P. Morgan and Haynes Boone about a potential sale process and Mr. Decherd’s requests.

On January 30, 2025, Mr. Decherd had an informal discussion with a high net worth individual, Party A, whom Mr. Decherd believed had journalistic values similar to those of the Company, to inquire if Party A was potentially interested in participating in a sale process for the Company. Party A indicated that he was interested in learning more about the opportunity. Mr. Decherd informed Mr. Beckert of his planned outreach to Party A in advance of the meeting, and Mr. Beckert apprised the Board. Also on January 30, 2025, with the Board’s approval, Mr. Moise spoke to Party A about setting up a future meeting when Party A was available.

Beginning on January 31, 2025, Mr. Beckert, Mr. Moise, and Ms. Murray, together with representatives of J.P. Morgan and Haynes Boone, held weekly meetings to discuss updates and next steps in the potential sale process. During the initial weekly call on January 31, 2025, Mr. Beckert, Mr. Moise and Ms. Murray spoke with representatives of J.P. Morgan and Haynes Boone about the importance of considering Mr. Decherd’s views as to suitable buyers as part of any sale process because, as a result of his ownership of a majority of the combined voting power of the Common Stock and almost all of the Series B Common Stock, Mr. Decherd could veto any sale transaction.

On February 5, 2025, representatives of Haynes Boone held an introductory call with representatives of Gibson Dunn about Mr. Decherd’s request for a control premium, indemnification and legal expenses.

Also on February 5, 2025, Mr. Moise met with Mr. Johnson in New York City. Mr. Johnson expressed interest in further discussing a potential acquisition by Hearst of the Company, but he indicated that Hearst would likely not be able to engage in discussions with the Company until late March or early April. At this meeting, no financial or other terms of a potential transaction were discussed.

On February 10, 2025, the Board held a special meeting to discuss a potential sale process. Representatives of Haynes Boone reviewed with the directors their fiduciary duties under applicable law in connection with a potential sale transaction, including limits on Company management’s discussions with potential acquirors regarding management’s compensation or other individual arrangements without the Board’s prior approval. Representatives of Haynes Boone also discussed with the Board Mr. Decherd’s request for a control premium, indemnification and reimbursement of legal expenses. The Board also considered the importance of Mr. Decherd’s support with respect to any transaction, given his ownership of a majority of the combined voting power of the Common Stock and almost all of the Series B Common Stock. Following a discussion, the Board determined that it would not make any decision as to a control premium, indemnification or reimbursement of legal expenses at that time. After discussion of the key terms of a proposed engagement letter with J.P. Morgan pursuant to which J.P. Morgan would serve as the Company’s exclusive financial advisor in connection with a potential sale transaction, the Board approved the execution of the J.P. Morgan engagement letter. On February 10, 2025, the Company formally engaged J.P. Morgan as the Company’s financial advisor pursuant to such engagement letter, effective as of February 3, 2025.

Representatives of J.P. Morgan then joined the special meeting to discuss with the Board an overview of potential strategic alternatives for the Company, including continuing to operate as a standalone company or commencing either a limited sale process or a broader sale process. The Board considered the benefits and challenges of each alternative. With respect to a potential sale process, the parties discussed that there were likely a small number of parties that merited serious consideration as potential bidders, given the Company’s industry and that there was a limited number of counterparties that would be acceptable to Mr. Decherd. Mr. Decherd had expressed his view to the Board and Company management over the years that any decision regarding the future of The Dallas Morning News must prioritize the preservation of journalistic integrity and independence. In addition, the parties discussed the risk of leaks with a broader marketing process, as well as that certain parties had indicated their preference not to participate in a broad process. After considering strategic alternatives available to the Company, the Board determined to proceed with a limited marketing process for a potential sale transaction based on the factors discussed above and directed management and J.P. Morgan to undertake the initial steps thereof. Representatives of J.P. Morgan also reviewed with the Board certain preliminary financial information regarding the Company as well as certain financial projections provided by the Company. The Board then held an executive session with representatives of Haynes Boone to discuss potential compensation arrangements in connection with a potential sale transaction.

Between the February 11, 2025 Board meeting and the May 8, 2025 Board meeting, members of the Compensation and Management Development Committee, in consultation with Haynes Boone, evaluated and considered transaction-related compensation arrangements for Mr. Moise, Ms. Murray and other members of the Company’s management committee.

On February 11, 2025, the Hoffmann Reporting Persons filed an amendment to the previously filed Schedule 13D with the SEC to report beneficial ownership below five percent of the total Series A Common Stock.

On February 17, 2025, Mr. Moise met with Party A regarding interest in participating in a sale process. Party A indicated that its interest was dependent on the Company’s financial performance, including the ability to generate positive cash flow and growth. At this meeting, no financial or other terms of a potential transaction were discussed.

On February 19, 2025, Mr. Johnson called Mr. Moise to notify him that Hearst would be willing to engage further with the Company in late March. During this call, no financial or other terms of a potential transaction were discussed.

On February 28, 2025, Party A executed a confidentiality agreement that included a standstill. Also on February 28, 2025, Mr. Moise met with advisers to Party A to further discuss Party’s A potential interest in participating in the process. During this meeting, no financial or other terms of a potential transaction were discussed.

On March 6, 2025, J.P. Morgan provided a relationship disclosure letter to the Board, which provided disclosures regarding J.P. Morgan and its affiliates’ commercial relationships with each of the Company, The Hearst Corporation and Party A.

On March 11, 2025, the Company completed the sale of its Plano print facility for $43.5 million cash.

Also on March 11, 2025, the Board held a regularly scheduled meeting in connection with the Company’s upcoming Form 10-K and earnings release for the year ended December 31, 2024. Following discussion of those matters, representatives of J.P. Morgan joined the meeting to provide an update on discussions held with Hearst and Party A to date. After discussion regarding the potential outreach to additional parties, the Board authorized Mr. Moise to contact an additional potential strategic buyer, Party B, to ascertain its interest in participating in the process. In discussing the ability to expand the marketing process to additional parties, the Board discussed concerns about maintaining confidentiality as well as ensuring that, in light of his voting power, any potential additional parties would align with Mr. Decherd’s goals regarding the future of The Dallas Morning News. Representatives of J.P. Morgan provided an overview of potential synergies that could be achieved in a sale transaction and discussed with the Board certain preliminary financial information regarding the Company. The Board also formally approved the financial projections that had been reviewed with the Board at the February 10, 2025 meeting. Following dismissal of J.P. Morgan from the meeting, the Board reviewed the relationship disclosure letter previously provided by J.P. Morgan and determined that there were no potential conflicts of interest with J.P. Morgan impacting the Board’s consideration of a proposed sale transaction.

On March 13, 2025, Mr. Moise spoke with a representative of Party B regarding whether Party B would be interested in participating in the Company’s sale process. Party B said it would provide a response during the following week. During this meeting, no financial or other terms of a potential transaction were discussed.

During the week of March 17, 2025, Party B notified Mr. Moise that it would not participate in the process.

On March 17, 2025, Ms. Murray and representatives of J.P. Morgan met with representatives of Hearst to discuss potential transaction structures and the sale process. During this meeting, no financial terms of a potential transaction were discussed.

On March 19, 2025, Party A indicated that it was not interested in further participation in the Company’s sale process.

On or about March 26, 2025, Hearst Newspapers executed a confidentiality letter agreement, including a standstill, with the Company.

Beginning in early April 2025, J.P. Morgan worked with the Company to set up a data room for potential bidders and also prepared a form of process letter.

On April 7, 2025, Mr. Beckert and Mr. Moise met with Mr. Decherd to provide an update on the sale process, at which time Mr. Decherd indicated that he would be willing to sell his shares of Series B Common Stock to a buyer with exceptional journalistic values without a control premium in order to facilitate a successful transaction.

On April 10, 2025, the Company entered into an agreement under which the Company’s pension plan agreed to purchase an irrevocable group annuity contract from an insurance company that would transfer to an insurer all of the plan’s defined benefit pension obligations. Following execution of the agreement, Mr. Moise contacted Mr. Johnson to inform him of this development which, when completed, would eliminate what Company management viewed as the only long-term debt of the Company.

On April 17, 2025, Company management gave a presentation to representatives from Hearst. The presentation included the April Projections described below in the section entitled “Forward-Looking Financial Information.” On the same day, at the direction of the Company, J.P. Morgan opened the data room to Hearst.

Also on April 17, 2025, the purchase of the group annuity contract was completed, and in connection therewith, the Company paid approximately $10 million as a cash contribution to fully fund the Company’s remaining defined benefit pension liabilities, with those liabilities being transferred in total on July 1, 2025.

On April 24, 2025, at the direction of the Company, representatives of J.P. Morgan delivered to representatives of Hearst a process letter setting forth procedures for submitting an indication of interest, with a deadline of May 20, 2025.

In late April 2025, a form of merger agreement was posted to the data room.

During May and June 2025, representatives of Hearst had several calls with Company management regarding due diligence questions.

In early May 2025, during a meeting to discuss other business matters, a high net worth individual, Party C, mentioned to Mr. Moise that Party C knew a group of individuals who had discussed potential interest in acquiring the Company. However, Party C did not ultimately participate in the Company’s sale process.

On May 8, 2025, at a regularly scheduled Board meeting, representatives of Haynes Boone and J.P. Morgan reviewed with the Board an update on the sale process.

On May 20, 2025, Hearst submitted a nonbinding indication of interest to J.P. Morgan, proposing a $14.00 per share cash price, which represented a premium of approximately 213% over the $4.47 closing price per share of Series A Common Stock on May 19, 2025, the last full trading day before receipt of the proposal. The proposal did not include a financing contingency and stated that Hearst had sufficient internally available funds to complete the acquisition. The indication of interest was subject to the completion of confirmatory due diligence, negotiation of a mutually acceptable merger agreement, and the approval of the Hearst board of directors. Hearst also submitted comments to the form merger agreement provided by the Company.

On May 21, 2025, the Company held a special Board meeting attended by Company management, as well as representatives of J.P. Morgan and Haynes Boone, to discuss the proposal received from Hearst. Representatives of J.P. Morgan summarized the indication of interest, including noting that the proposed price per share represented a very significant premium to recent trading prices of the Series A Common Stock. Representatives of Haynes Boone discussed Hearst’s comments to the form merger agreement, noting that Hearst had requested a termination fee in the amount of 4% of the equity value of the Company and also a net cash closing condition, which condition was unusual in the context of a public company acquisition. The Board discussed that Hearst’s proposal may be compelling because, among other considerations, (a) the proposed price per share represented such a significant premium to recent trading prices, (b) Hearst was a strong buyer that had strong journalistic values and was acceptable to Mr. Decherd, (c) the Board did not believe it could reasonably expect to get a higher price from another buyer due to the unique synergies Hearst had with the Company, and (d) ultimately the Board would be willing to proceed with a transaction at the price per share proposed by Hearst. After discussing how to respond, the Board determined to offer exclusivity to Hearst if it would be willing to increase its proposed price per share.

On May 22, 2025, at the direction of the Company, representatives of J.P. Morgan reached out to representatives of Hearst to ask if they were interested in exclusivity in exchange for an increase in the proposed price per share.

On May 23, 2025, at the direction of the Company, representatives of J.P. Morgan held a call with representatives of Hearst. During that call, Mr. Johnson responded to representatives of J.P. Morgan that he felt Hearst made a fair proposal. No agreement as to exclusivity was reached at that time.

Also on May 23, 2025, the Board met to approve a form of exclusivity agreement in the event that Hearst wanted the Company to agree to exclusivity. The Board also authorized Mr. Beckert to oversee ongoing discussions with Hearst and update the Board as appropriate. Throughout May, June and July, Mr. Beckert periodically updated the other members of the Board on discussions between formal meetings of the Board.

On May 27, 2025, Hearst informed representatives of J.P. Morgan that Hearst was not interested in exclusivity and would not agree to indemnify Mr. Decherd or reimburse him for legal expenses.

In late May 2025, Company management began considering if, in lieu of indemnification, there was insurance available that could provide Mr. Decherd coverage in the event he was named as a defendant in litigation related to a transaction involving the Company.

On May 29, 2025, at the direction of the Company, representatives of Haynes Boone and J.P. Morgan had a call with representatives of Hearst and Clifford Chance US LLP, outside legal counsel to Hearst (“Clifford Chance”), regarding material points raised by Hearst’s comments to the form merger agreement, including, among others, the net cash closing condition, the efforts covenant, employee benefit matters and changes in the no-shop provision.

On June 4, 2025, Mr. Beckert, Mr. Moise, Ms. Murray and Mr. Decherd, as well as representatives of Haynes Boone and Gibson Dunn, met to discuss the status of negotiations. Among other things, Mr. Decherd reiterated the importance to him of journalistic excellence. Mr. Decherd indicated that he was willing to sign a voting and support agreement in connection with a sale of the Company to Hearst so long as his legal fees were paid by Hearst or the Company. He noted that in the absence of such payment, he would actually receive less per share (net) than all other shareholders, despite the fact that no transaction could be consummated without his votes.

In June and July, the parties exchanged multiple drafts of the merger agreement and held discussions to negotiate the terms of the merger agreement. The provisions subject to extensive negotiations included, among others, the net cash closing condition and limitations on the efforts covenant.

On June 6, 2025, representatives of Haynes Boone sent a draft of a voting and support agreement to representatives of Clifford Chance.

On June 9, 2025, representatives of Haynes Boone delivered to representatives of Clifford Chance an initial draft of the Company’s disclosure letter to the merger agreement. Thereafter and until the date of the Original Merger Agreement, the parties exchanged successive drafts of the Company’s disclosure letter.

On June 10, 2025, Mr. Decherd executed a confidentiality agreement, including a standstill, prior to receiving drafts of the merger agreement and voting and support agreement.

On June 12, 2025, Mr. Moise met with Mr. Johnson to discuss the status of the merger discussions and how to move the process forward. With the consent of the Board, Mr. Moise and Mr. Johnson also had a preliminary conversation regarding Hearst’s expectations for Mr. Moise with respect to post-closing employment.

Also on June 13, 2025, Company management had a call with representatives of Hearst, Haynes Boone and Clifford Chance to discuss the net cash closing condition. Hearst noted that the net cash closing condition was important because of the relatively large amount of cash on the Company’s balance sheet following the sale of the Plano property, which was a significant factor in Hearst’s valuation of the Company.

On June 14, 2025, the Board held a meeting during which Company management and representatives of Haynes Boone provided a general update on the transaction status and open points regarding the merger agreement.

Also on June 14, 2025, representatives of Haynes Boone sent to representatives of Gibson Dunn the draft voting and support agreement.

On June 16, 2025, representatives of Haynes Boone, Gibson Dunn, Clifford Chance and Hearst had a call to discuss Mr. Decherd’s request for indemnification and reimbursement of legal expenses.

On June 18, 2025, the Company received updated endorsements from three of its insurance carriers adding Mr. Decherd in his capacity as a selling shareholder to the Company’s Side A director and officer liability insurance coverage.

Also on June 18, 2025, representatives of Clifford Chance delivered a revised draft of the merger agreement to representatives of Haynes Boone and indicated that Hearst would be willing to accept an arrangement whereby the Company would reimburse Mr. Decherd for up to $150,000 of his legal expenses relating to the review and execution of a voting and support agreement, but that Hearst would not support an indemnification arrangement provided in favor of Mr. Decherd either by Hearst or by the Company.

On June 20, 2025, the Board held a meeting at which representatives of Haynes Boone further discussed the Board’s fiduciary duties under Texas law, especially in light of recent amendments to the TBOC and summarized key terms of the merger agreement and the voting agreement. Following this discussion, representatives of J.P. Morgan joined the meeting and updated the Board on the status of the negotiations and transaction documents and also outlined J.P. Morgan’s process for being able to deliver a fairness opinion in connection with the potential transaction.

Later in the day on June 20, 2025, Mr. Johnson called Mr. Decherd to discuss the transaction and discuss why Hearst was unwilling to meet certain of Mr. Decherd’s requests.

Also on June 20, 2025, representatives of Haynes Boone delivered a revised draft of the merger agreement to representatives of Clifford Chance. The Company continued to push back on language relating to the net cash closing condition and the efforts covenant.

On June 21, 2025, Mr. Moise spoke with Mr. Decherd who indicated that he would execute the voting agreement if Hearst agreed to his proposed changes regarding public communications, whereby he would be free to discuss the merger in appropriate venues. Mr. Decherd was not entitled to indemnification under the Voting Agreement or any agreement with the Company. Mr. Moise then communicated Mr. Decherd’s message to Mr. Johnson, who said that Hearst would work to schedule a board meeting to approve the merger agreement subject to resolving open points in the transaction documents.

On June 23, 2025, Steven Swartz, the President and Chief Executive Officer of Hearst, called Mr. Decherd to express his appreciation of Mr. Decherd’s support for the proposed transaction. On that call, Mr. Decherd reiterated his desire for indemnification and expense reimbursement.

From June 23, 2025 to July 9, 2025, representatives of Clifford Chance and Haynes Boone exchanged further drafts of the merger agreement, voting agreement and disclosure letters and discussed, negotiated and finalized the terms of the agreements and disclosure letters.

On June 25, 2025, the Board held a meeting with Company management and representatives of Haynes Boone and J.P. Morgan. At the meeting, representatives of J.P. Morgan and Haynes Boone updated the Board with respect to developments over the preceding several days. Representatives of J.P. Morgan reviewed with the Board J.P. Morgan’s preliminary financial analysis of the proposed merger consideration, including the Company management financial projections provided to J.P. Morgan for J.P. Morgan’s use in its financial analyses. Company management reviewed with the Board certain matters relating to communications with various constituencies following announcement of a transaction. Representatives of Haynes Boone provided an overview of provisions in the proposed merger agreement and the voting agreement.

Between June 25, 2025 and July 7, 2025, in addition to negotiating the final terms of the merger agreement, Hearst worked to complete its diligence on the Company and the parties worked on communications materials for the announcement of a transaction.

On July 7, 2025, the boards of directors of The Hearst Corporation and Hearst Communications, Inc. met to approve the proposed merger agreement and the transactions contemplated by the proposed merger agreement.

On July 9, 2025, J.P. Morgan provided an updated relationship disclosure letter to the Board, which provided disclosures regarding J.P. Morgan and its affiliates’ commercial relationships with each of the Company and The Hearst Corporation.

Following the closing of trading on July 9, 2025, the Board met, with Company management and representatives of J.P. Morgan and Haynes Boone attending. Representatives of Haynes Boone summarized key changes to the proposed merger agreement since the last draft reviewed and discussed with the Board other key terms of the proposed merger agreement and the voting agreement as well as the retention and severance arrangements to be entered into with Mr. Moise, Ms. Murray and other key members of management. Representatives of Haynes Boone referenced the recent discussions with the Board on their fiduciary obligations. The Board approved the Company management financial projections, which were originally presented to the Board at the June 25, 2025 meeting, for J.P. Morgan’s use in its financial analyses and opinion. J.P. Morgan reviewed its financial analyses of the original merger consideration of $14.00 per share provided for in the Original Merger Agreement. Following its presentation, J.P. Morgan delivered to the Board its oral opinion, which was subsequently confirmed by delivery of a written opinion, dated July 9, 2025, to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the original merger consideration of $14.00 per share to be paid to the holders of Series A Common Stock in the proposed Merger was fair, from a financial point of view, to such holders, as more fully described below in the section “Opinion of the Company’s Financial Advisor”. The full text of the written opinion of J.P. Morgan, dated July 9, 2025, which sets forth, among other matters, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by J.P. Morgan in rendering its opinion, is attached as Annex B to this proxy statement. Thereafter, during a recess in the Board meeting, the Nominating and Corporate Governance Committee approved amended and restated bylaws and related party transactions in connection with the Original Merger Agreement. The Compensation and Management Development Committee then approved the retention and severance arrangements to be entered into with Mr. Moise, Ms. Murray and key members of management. After further discussion, the Board by unanimous vote, among other things:

•

determined that the Original Merger Agreement, the Merger and the other transactions contemplated by the Original Merger Agreement are fair to and in the best interests of the Company and its shareholders;

•	approved and declared advisable the Original Merger Agreement, the Merger and the other transactions contemplated by the Original Merger Agreement; and

•

recommended that the shareholders approve the Original Merger Agreement, the Merger and the other transactions contemplated by the Original Merger Agreement and directed that the Original Merger Agreement, the Merger and the other transactions contemplated by the Original Merger Agreement be submitted to the shareholders for approval.

In the evening of July 9, 2025, the Company entered into the Original Merger Agreement with Parent, Merger Sub and, solely for the purposes specified therein, Hearst Communications, Inc., along with the execution and delivery of other ancillary documents, including the Voting Agreement executed by Parent and the Supporting Shareholders, and the retention and severance arrangements with Company management.

Prior to the open of trading on Nasdaq on July 10, 2025, the Company and Parent issued a joint press release announcing the execution of the Original Merger Agreement.

On July 22, 2025, MNG Enterprises, Inc. (“MNG”), an affiliate of Alden Global Capital LLC (“Alden”), delivered to the Board an unsolicited, non-binding proposal (the “Alden Proposal”) to acquire all of the issued and outstanding shares of the Common Stock at a price of $16.50 per share in cash. Shortly thereafter, MNG,

Strategic Investment Opportunities LLC, MNG Investment Holdings LLC, Heath Freeman and Alden (collectively, the “Alden Reporting Persons”) jointly filed a Schedule 13D with the SEC reporting beneficial ownership of 470,000 shares of Series A Common Stock, or approximately 9.9% of the total outstanding Series A Common Stock. The Schedule 13D filing also described the Alden Proposal and included a copy as an exhibit.

Following receipt of the Alden Proposal, the Board held a special meeting on July 22, 2025 with Ms. Murray and representatives of Haynes Boone and J.P. Morgan also in attendance. At the meeting, representatives of Haynes Boone reviewed with the members of the Board their fiduciary duties and other legal matters, including the Company’s obligations under the Original Merger Agreement in the event of the receipt of an unsolicited proposal during the pendency of the Original Merger Agreement. The Board then considered and discussed the Alden Proposal, including the fact that while the price in the Alden Proposal represented a premium of almost 18% to the then-agreed-upon Merger Consideration of $14.00 per share, unless Mr. Decherd was willing to support the Alden Proposal, the transaction contemplated by the Alden Proposal could not be consummated because the Company would be unable to obtain the Company Shareholder Approval. The Board also considered that the Alden Proposal by its own terms was “a non-binding expression of interest only” that “does not constitute an offer capable of acceptance.” If the Alden Proposal was not reasonably capable of being consummated, it could not constitute a Superior Proposal as defined in the Original Merger Agreement. The Board directed Mr. Beckert to contact Mr. Decherd to inquire whether he would consider supporting a transaction with Alden.

Mr. Beckert spoke with Mr. Decherd regarding the Alden Proposal on July 22, 2025. Mr. Decherd indicated that he would not support any transaction with Alden.

Representatives of Haynes Boone spoke with representatives of Clifford Chance and Hearst regarding the Alden Proposal on July 22, 2025.

Prior to the opening of trading on July 23, 2025, the Company issued a press release confirming receipt of the Alden Proposal and indicating that, consistent with the directors’ fiduciary duties, the Board was carefully reviewing the Alden Proposal in consultation with the Company’s legal and financial advisors. In the press release, the Company also noted that the Board had not changed its recommendation in support of the Merger.

On July 23, 2025, the Company provided formal notice to Parent with respect to the Alden Proposal, as required under the Original Merger Agreement.

Between July 23, 2025 and July 25, 2025, Mr. Decherd provided statements to various media outlets, including The Dallas Morning News, expressing his views about the Alden Proposal. In such statements, Mr. Decherd confirmed his intent to honor the Voting Agreement and vote in favor of approval of the Merger. Mr. Decherd also stated that the terms and conditions of the Merger are superior to any alternative scenario he could envision, and that there are no circumstances under which he would vote for or support any transaction with Alden.

On July 24, 2025, the Board held a special meeting with Ms. Murray and representatives of Haynes Boone and J.P. Morgan also in attendance. At the meeting, the Board further considered and discussed the Alden Proposal and in connection with such consideration, discussed whether to ask Hearst if it would be willing to increase the per share Merger Consideration. The Board determined to ask Hearst to increase the per share Merger Consideration to $15.00, because (i) the per share price of $15.00 would represent a 7% increase over the per share price of $14.00 originally agreed to by Hearst and a significant premium to recent trading prices, (ii) Hearst was a strong buyer who had strong journalistic values and was acceptable to Mr. Decherd, (iii) the Board did not believe it could reasonably expect to receive a higher per share price from Hearst based on the parties’ prior negotiations, (iv) the Board did not believe that it could reasonably expect to receive a higher per share price offer from another acceptable buyer due to the unique potential synergies between Hearst and the Company, and (v) ultimately the Board was willing to proceed based on a price per share of $15.00.The Board directed Mr. Moise and representatives of Haynes Boone and J.P. Morgan to engage with their respective counterparts at Hearst to request (i) an increase in the per share Merger Consideration from $14.00 to $15.00 and (ii) accommodations with respect to the impact of expenses incurred as a result of the Alden Proposal on the Company’s ability to satisfy the closing condition requiring Net Cash of at least $20.0 million. The Board also began considering the adoption of a shareholder rights plan in response to the Alden Proposal, including the recent significant accumulations of Series A Common Stock, noting that Alden’s efforts could deprive the Company’s shareholders of the ability to realize the benefits of the transaction with Hearst by impairing or blocking the ability to obtain the requisite shareholder vote with respect to the Series A Common Stock. Representatives of Haynes Boone advised the Board with respect to its fiduciary duties in considering and adopting a shareholder rights plan.

On July 24, 2025, Hearst indicated that it would agree to increase the per share Merger Consideration to $15.00 and accommodate the adverse impact of the expenses incurred by the Company as a result of the Alden Proposal on the Net Cash closing condition.

Also on July 24, 2025, representatives of Haynes Boone sent a proposed amendment to the Original Merger Agreement to representatives of Clifford Chance.

On July 25, 2025 through July 27, 2025, representatives of Haynes Boone and representatives of Clifford Chance exchanged drafts of the proposed amendment to the Original Merger Agreement and a consent under the Original Merger Agreement of Hearst to the Company’s adoption of a rights agreement.

On July 25, 2025, Mr. Decherd delivered a letter to the Board stating, among other things, that (i) from his perspective, the terms and conditions of the Merger are superior to any alternative scenario he can envision, (ii) he plans to honor the agreement he made to vote in favor of the Merger and looks forward to the Merger being consummated at the soonest possible time and (iii) there are no circumstances under which he would vote for or support the Alden Proposal. Mr. Decherd indicated that he is focused on the well-being of The Dallas Morning News, the quality of its journalism, and The News’ role in the city of Dallas. Representatives of Haynes Boone also spoke with representatives of Gibson Dunn regarding a request from Mr. Decherd for reimbursement by the Company of up to $100,000 of additional legal expenses to the extent incurred in connection with addressing the Alden Proposal.

On July 27, 2025, the Board held a special meeting with Ms. Murray and representatives of Haynes Boone and J.P. Morgan also in attendance. At the meeting, the Board continued to consider and discuss the Alden Proposal as well as whether it would be desirable and in the best interests of the Company and its shareholders to adopt a shareholder rights plan. The Board also evaluated proposed amendments to the Original Merger Agreement, including, among others, an increase in the Merger Consideration. After consultation with representatives of J.P. Morgan and Haynes Boone, and after taking into account all legal, financial and regulatory aspects of the Alden Proposal and other aspects of the Alden Proposal that the Board deemed relevant, including whether it was reasonably capable of being consummated, the Board determined to reject the Alden Proposal. In reaching its determination to reject the Alden Proposal, the Board noted that because the transaction contemplated by the Alden Proposal could not be consummated without Mr. Decherd’s support, and Mr. Decherd had stated that there was no scenario in which he would vote in favor of a sale of the Company to Alden, the Alden Proposal was not reasonably likely to be consummated and, as a result, the Alden Proposal did not constitute a Superior Proposal and was not reasonably likely to lead to a Superior Proposal. In addition, the Board recognized its ability to consider other factors under Texas law and additionally determined to reject the Alden Proposal because of its belief that, based on Alden’s history of acquiring and operating other newspapers across the United States, a sale to Alden or an affiliate of Alden would harm both the Company and the Dallas-Fort Worth and North Texas communities, as the Company would be unable to maintain the traditions of journalistic excellence that it has upheld over its 140-year history.

In addition, the Board approved the Merger Agreement Amendment, pursuant to which, among other things, (x) the Merger Consideration was increased from $14.00 per share to $15.00 per share, and (y) the definition of

Transaction Expenses was amended such that certain legal expenses related to Acquisition Proposals received by the Company following July 9, 2025 will not impact the calculation of Net Cash. The Board also approved a Rights Agreement (the “Rights Agreement”) with Computershare Inc., as rights agent (“Computershare”), and declared a dividend distribution of one right on each outstanding share of the Series A Common Stock and Series B Common Stock. The Board adopted the limited-duration shareholder rights plan in order to deter Alden’s efforts to deprive shareholders of the ability to realize the benefits of the transaction with Hearst, which the Board believed was in the Company’s best interest and offers a substantial premium to Company shareholders. In adopting the Rights Agreement, the Board noted Alden’s track record of rapidly acquiring a significant stake in other public companies, combined with making unsolicited acquisition bids, threatening or initiating proxy fights to replace the board, as well as litigation to achieve its objectives. The Board also noted that accumulations of Series A Common Stock by individual shareholders or groups could impair or block the requisite approval of holders of Series A Common Stock necessary to consummate the Merger. The Rights Agreement was intended to enable the Company’s shareholders to realize the long-term value of their investment through completion of the transaction contemplated by the Merger Agreement. The Merger Agreement Amendment also implemented various changes to reflect the adoption of the Rights Agreement. Following the Board meeting, the Company, Parent and Merger Sub executed the Merger Agreement Amendment, Parent delivered a consent for the Company to enter into the Rights Agreement, and the Company and Computershare executed the Rights Agreement.

On July 28, 2025, the Company issued a press release announcing the Board’s rejection of the Alden Proposal, the execution of the Merger Agreement Amendment and the adoption of the Rights Agreement.

On July 31, 2025, the Board received a letter from MNG (the “Second Alden Letter”). In the Second Alden Letter, MNG expressed its views regarding the Board’s rejection of the Alden Proposal and requested to engage with the Board. The Second Alden Letter also indicated that the Alden Reporting Persons intend to solicit proxies in connection with their opposition to the proposals to be presented at the Special Meeting. Shortly thereafter, the Alden Reporting Persons filed an amendment to their previously filed Schedule 13D (the “Alden 13D/A”), in which the Alden Reporting Persons referenced the Second Alden Letter and described MNG’s affirmation of the Alden Proposal. The Alden 13D/A also included a copy of the Second Alden Letter as an exhibit.

On August 1, 2025, Company management and Mr. Beckert met with representatives of J.P. Morgan and Haynes Boone to discuss the Second Alden Letter. Also on August 1, 2025, the Company provided formal notice to Parent with respect to the Second Alden Letter, as required under the Merger Agreement.

On August 3, 2025, the Board held a special meeting with Ms. Murray and representatives of Haynes Boone and J.P. Morgan also in attendance. Representatives of Haynes Boone again reviewed with the members of the Board their fiduciary duties and other legal matters, including the Company’s obligations under the Merger Agreement with respect to unsolicited acquisition proposals. The Board reviewed and discussed the Second Alden Letter, noting that the letter restated, and did not modify, the proposed terms of the transaction contemplated by the Alden Proposal, which the Board had previously determined was not reasonably likely to be consummated and, as a result, did not constitute a Superior Proposal and was not reasonably likely to lead to a Superior Proposal. The Board noted that the facts and circumstances underlying its determination had not changed, as Mr. Decherd remained strongly opposed to any transaction with Alden. After consultation with representatives of J.P. Morgan and Haynes Boone, the Board concluded that, per the terms of the Merger Agreement, any engagement between the Board or any other representative of the Company, on the one hand, and Alden, on the other hand, would constitute a breach of the Merger Agreement.

On August 3, 2025, subject to the consent of Hearst as required pursuant to the Merger Agreement, the Board approved an agreement between the Company and Mr. Decherd whereby the Company would agree to reimburse Mr. Decherd for up to $100,000 of legal expenses incurred or accrued by Mr. Decherd (or total reimbursement of up to $250,000) in connection with or as a result of actions taken by Mr. Decherd in his capacity as a shareholder of the Company in response to any unsolicited Acquisition Proposal or in connection with or as a result of certain related legal proceedings.

Reasons for the Merger

In evaluating the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, the Board consulted with the Company’s management, as well as representatives of J.P. Morgan and Haynes Boone, and considered and analyzed a number of factors, including the following principal factors (which are not intended to be exhaustive and are not presented in any relative order of importance) that the Board viewed as supporting its decision:

•

a review of the Company’s business, current and projected financial condition and current and projected revenues and cash flow, and a review of the challenges in the print and online news publishing industry, which has encountered significant declines in revenue as a result of the increasing use of the internet for delivery of information;

•

the fact that the Merger Consideration would provide the Company’s shareholders with the opportunity to receive a significant premium over the market price of the Series A Common Stock. The Board reviewed the current and historical market prices and trading information with respect to the Series A Common Stock, including the fact that the original Merger Consideration represented a meaningful premium to those historical prices, including a premium of approximately 219% over $4.39 per share (or 242% in the case of the increased Merger Consideration), the closing sale price of the Series A Common Stock on Nasdaq as of July 9, 2025, the last full trading day prior to the meeting of the Board to approve the Original Merger Agreement, the Merger and the other transactions contemplated by the Original Merger Agreement;

•	the fact that the Merger Consideration is all cash, which provides liquidity and certainty of value to the Company’s shareholders;

•

the fact that the Company’s shareholders would recognize significant value through the Merger Consideration and would no longer be subject to market, economic and other risks that arise from owning an equity interest in a public company, which includes the risk that the market price for the Common Stock could be adversely impacted by declining revenues that may result from changes in the Company’s operations or industry generally;

•

the Board’s review of (i) other possible alternatives to the acquisition by Parent, including the possibility of continuing to operate the Company as a standalone entity and the desirability and perceived risks of that alternative, (ii) the potential benefits to the Company’s shareholders of these alternatives and the timing and likelihood of effecting such alternatives, and (iii) the Board’s assessment that none of these alternatives was reasonably likely to present superior opportunities for the Company to create greater value for the Company’s shareholders than the Merger, taking into account execution risks of the Company’s standalone business plan, as well as business, competitive, political, financial, industry, market and other risks;

•

the fact that the Board believed that Parent had the commitment and capacity to sustain and further the Company’s historic commitment to meeting community news and information needs with journalistic excellence;

•

the fact that the Supporting Shareholders, including Robert W. Decherd, who collectively control more than 50% of the voting power of the Common Stock and more than two-thirds of the Series B Common Stock, would enter into the Voting Agreement concurrently with the execution of the Original Merger Agreement to vote in favor of, among other things, the approval of the Merger Agreement and the transactions contemplated by the Merger Agreement (including the Merger) (collectively, the “Merger Transactions”) at the Special Meeting;

•

the fact that, under Texas law and the Company’s organizational documents, approval of the Merger requires approval of holders of at least two-thirds of the Series A Common Stock, which is not controlled by the Supporting Shareholders, voting separately as a class, in addition to the vote of holders of at least two-thirds of the voting power of the Common Stock and holders of at least two-thirds of the Series B Common Stock;

•

the financial analyses presented by J.P. Morgan to the Board and the July 9, 2025 oral opinion delivered by J.P. Morgan to the Board, which was subsequently confirmed by delivery of its written opinion dated July 9, 2025, to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the Original Merger Consideration to be paid to the holders of Series A Common Stock in the proposed Merger was fair, from a financial point of view, to such holders, as more fully described below in the section entitled “Opinion of the Company’s Financial Advisor”. The full text of the written opinion of J.P. Morgan, dated July 9, 2025, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

•

the availability of appraisal rights to the Company’s shareholders who comply with all of the required procedures under Subchapter H for exercising such rights, which rights allow such shareholders to seek appraisal of the fair value of their shares in lieu of receiving the Merger Consideration;

•

the likelihood that the Merger will be consummated, based on, among other things, the limited number of conditions to the Merger, the absence of a financing condition, the absence of any required regulatory approvals, the remedies available under the Merger Agreement to the Company in the event of various breaches by Parent, Parent’s reputation in the newspaper and media industry and its financial capacity to complete an acquisition of this size, and the commitment of Hearst to fully guarantee the obligations of Parent and Merger Sub under the Merger Agreement, which, taken together, the Board believed supported the conclusion that a transaction with Parent and Merger Sub could be completed on a reasonable timetable for such a transaction and in an orderly manner;

•

the other terms of the other agreements, documents, instruments and certificates contemplated by the Merger Agreement or to be executed by the Company in connection with the transactions contemplated by the Merger Agreement (including the Voting Agreement, collectively, the “Merger Transaction Documents”), including:

o

the Company’s ability, under certain circumstances, to consider and respond to an alternative acquisition proposal, furnish confidential information to, and engage in discussions or negotiations with, any third party making such a proposal, if the Board, prior to taking such actions, determines in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that (i) the failure to take such actions would reasonably be expected to be inconsistent with the fiduciary duties owed by the members of the Board, and (ii) such alternative acquisition proposal constitutes or is reasonably likely to lead to a superior proposal;

o

the Board’s ability, under certain circumstances, to change its recommendation to the Company’s shareholders regarding the Merger Agreement if the Board determines in good faith, after consultation with the Company’s outside financial advisor and legal counsel, that (i) such alternative acquisition proposal constitutes a superior proposal, and (ii) the failure to change its recommendation or terminate the Merger Agreement would reasonably be expected to be inconsistent with the fiduciary duties owed by the members of the Board;

o

the Board’s ability to, under certain circumstances, change its recommendation to the Company’s shareholders regarding the Merger Agreement in response to certain material intervening events if the Board determines in good faith, after consultation with the Company’s outside financial advisor and legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties owed by the members of the Board;

o	the Company’s ability, under certain circumstances, prior to the receipt of the Company Shareholder Approval, to terminate the Merger Agreement in order to enter into an agreement providing for a superior proposal (subject to the payment of a termination fee and certain match rights in favor of Parent);

o

the $3.0 million termination fee (approximately 4% of the transaction value) payable by the Company to Parent under certain circumstances, including as described above, in connection with the termination of the Merger Agreement, which the Board concluded (i) was reasonable in light of termination fees payable in comparable transactions, together with the overall terms of the Merger Agreement and the benefits of the Merger Transactions (including the Merger) and (ii) would not preclude another party from making a competing proposal; and

o

that while the Supporting Shareholders have committed to, among other things, vote in favor of approving the Merger Agreement and the Merger Transactions (including the Merger), such commitments terminate automatically upon a change of the Company Board Recommendation (as defined below) in accordance with the Merger Agreement or the valid termination of the Merger Agreement, including termination by the Company to accept a superior proposal and in other circumstances specified in the Voting Agreement.

The Board also considered the following factors relating to the procedural safeguards that the Board believed were present to ensure the fairness of the Merger Transactions (including the Merger) to the Company and the Company’s shareholders (which are not intended to be exhaustive and are not presented in any relative order of importance):

•

the other terms and conditions of the Merger Transaction Documents resulted from extensive negotiations between Parent and its advisors, on the one hand, and the Company and its advisors, on the other hand;

•

the fact that Mr. Moise, the only member of the Board who is also an officer of the Company, abstained from the vote with respect to the approval of compensation payable to Mr. Moise in connection with the Merger Transactions, including pursuant to his Retention Bonus Letter (as defined below) and Transaction Bonus Agreement (as defined below), due to his interest in such agreements;

•

the fact that the discussions related to the Merger Transactions and the consideration and negotiation of the Merger Consideration and other terms of the proposed Merger Transactions were conducted with the oversight of the Board;

•

the fact that the Board was actively involved in the Company’s review of the Merger Transactions and that the Board (i) was advised by Haynes Boone and J.P. Morgan, as the Company’s outside legal counsel and financial advisor, respectively, (ii) conducted extensive deliberations and discussions with senior management and such advisors, and (iii) oversaw the negotiations with Parent regarding the terms of the proposed Merger Transactions;

•

the fact that the Board considered the potential conflicts of interest created by the fact that the Company’s executive officers and directors have financial interests in the proposed Merger Transactions that may be different from or in addition to those of other shareholders, including (i) the potential employment of Grant S. Moise, the current Chief Executive Officer of the Company and a member of the Board, and/or Katy Murray, the current President of the Company, by Parent following the Closing, (ii) certain payments and benefits that Mr. Moise and Ms. Murray will be eligible to receive in connection with the Merger Transactions, including certain payments and benefits under their respective Retention Bonus Letters and Transaction Bonus Agreements, (iii) the entitlement to certain insurance coverage under the Company’s existing director and officer insurance policy for the benefit of Mr. Decherd, and (iv) the reimbursement of certain legal fees and expenses of Mr. Decherd; and

•

the fact that, except for such potential conflicts of interest described above, the Board determined that there were no material agreements, arrangements or understandings, or any actual or potential conflicts of interest between the Company, on the one hand, and (i) its executive officers, directors or Mr. Decherd, as the controlling shareholder of the Company, or (ii) Parent, Merger Sub or their respective executive officers or directors, on the other hand.

The Board also considered a variety of risks, uncertainties and other countervailing factors with respect to the Merger and the Merger Agreement, including the following (which are not intended to be exhaustive and are not presented in any relative order of importance):

•

the fact that, if the Merger is not consummated, the market price of the Company’s Common Stock, which had increased significantly following the announcement of the Merger Agreement, may decrease to pre-announcement levels;

•

the potential negative effect of the public announcement and pendency of the Merger on the Company’s business and operations, stock price, relationships with third parties and employees and ability to attract key management and other personnel while the Merger is pending, as well as the potential adverse effects on the financial results of the Company;

•	the covenant in the Merger Agreement prohibiting the Company from soliciting alternative acquisition proposals, and restricting its ability to entertain potential acquisition proposals;

•

the fact that the Company would be obligated to pay a termination fee of $3.0 million under certain circumstances, and the potential impact of such termination fee on the willingness of other potential acquirers to propose alternative acquisition transactions, although the Board believed the termination fee was reasonable and customary and would not preclude a potential acquirer from submitting a proposal to acquire the Company following the announcement of the Merger;

•

the restrictions under the Merger Agreement with respect to the Company’s operations prior to the consummation of the Merger, which may delay or prevent the Company from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of the Company pending the consummation of the Merger;

•

the fact that Parent’s and Merger Sub’s obligations to consummate the Merger are subject to conditions, and the possibility that such conditions may not be satisfied, including as a result of events outside of the Company’s control, and the fact that, if the Merger is not consummated, (i) the Company’s directors, senior management and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the Merger, (ii) the Company may have abandoned or delayed certain business opportunities, (iii) the Company will have incurred significant transaction costs, and (iv) the market’s perception of the Company’s prospects could be adversely affected;

•

the fact that the Merger Agreement includes a condition to closing requiring that the Company to have at least $20.0 million in available Net Cash as of the Effective Time, and that if this condition is not satisfied, Parent will not be obligated to consummate the Merger unless Parent elects to waive the closing condition in its sole discretion;

•	the risk that litigation may occur in connection with the Merger and such litigation may increase costs and result in a diversion of management focus; and

•	customer and employee reactions to the Merger.

The foregoing discussion of the factors considered by the Board is not intended to be exhaustive but does set forth the principal factors considered by the Board. The Board, by unanimous vote, reached the conclusion to approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, after consulting with the Company’s outside legal and financial advisors and considering all of the various factors described above and other factors that each member of the Board deemed relevant. In view of the wide variety of factors considered by the members of the Board in connection with their evaluation of the Merger and the complexity of these matters, the Board did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Board made its decision based on the totality of information presented to and considered by it. In considering the factors discussed above, individual directors may have given different weights to different factors.

Recommendation of the Board

The Board, by unanimous vote, has (i) determined the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement to be fair to, advisable and in the best interests of the Company and its shareholders, (ii) approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, and (iii) resolved to recommend that the shareholders approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. The Board recommends that you vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.

Opinion of the Company’s Financial Advisor

Pursuant to an engagement letter, the Company retained J.P. Morgan as its financial advisor in connection with the proposed Merger.

At the meeting of the Board on July 9, 2025, J.P. Morgan rendered its oral opinion to the Board to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the Original Merger Consideration to be paid to the holders of Series A Common Stock in the proposed Merger was fair, from a financial point of view, to such holders. J.P. Morgan confirmed its July 9, 2025 oral opinion by delivering its written opinion, dated July 9, 2025, to the Board that, as of such date, the Original Merger Consideration to be paid to the holders of Series A Common Stock in the proposed Merger was fair, from a financial point of view, to such holders.

The full text of the written opinion of J.P. Morgan, dated July 9, 2025, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The Company’s shareholders are urged to read the opinion in its entirety. J.P. Morgan’s opinion was addressed to the Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, and was limited to the fairness, from a financial point of view, of the Original Merger Consideration to be paid to the holders of Series A Common Stock in the proposed Merger. J.P. Morgan expressed no opinion as to the fairness of any consideration to be paid in connection with the proposed Merger to the holders of any (i) other class or series of common stock of the Company, including the Series B Common Stock, or (ii) other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the proposed Merger. The issuance of J.P. Morgan’s opinion was approved by a fairness opinion committee of J.P. Morgan. The opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the proposed Merger or any other matter.

In arriving at its opinion, J.P. Morgan, among other things:

•	reviewed a draft dated July 9, 2025 of the Original Merger Agreement;

•	reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates;

•

reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business, as discussed more fully in the section entitled “Forward-Looking Financial Information” beginning on page 55 of this proxy statement; and

•	performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

In addition, J.P. Morgan held discussions with certain members of the management of the Company with respect to certain aspects of the proposed Merger, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.

In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by the Company or otherwise reviewed by or for J.P. Morgan. J.P. Morgan did not independently verify any such information or its accuracy or completeness and, pursuant to J.P. Morgan’s engagement letter with the Company, J.P. Morgan did not assume any obligation to undertake any such independent verification. J.P. Morgan did not conduct and was not provided with any valuation or appraisal of any assets or liabilities, nor did J.P. Morgan evaluate the solvency of the Company or Parent under any applicable laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by the Company’s management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts or the assumptions on which they were based. J.P. Morgan also assumed that the proposed Merger and the other transactions contemplated by the Original Merger Agreement would be consummated as described in the Original Merger Agreement, and that the definitive Original Merger Agreement would not differ in any material respects from the draft thereof furnished to J.P. Morgan. J.P. Morgan also assumed that the representations and warranties made by the Company, Parent and Merger Sub in the Original Merger Agreement and the related agreements were and would be true and correct in all respects material to its analysis. J.P. Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to the Company with respect to such issues. J.P. Morgan further assumed that (i) all material governmental, regulatory or other consents and approvals necessary for the consummation of the proposed Merger would be obtained and (ii) any requisite levels of Net Cash (as defined in the Original Merger Agreement) necessary for the consummation of the Transaction would be met, in each case, without any adverse effect on the Company or on the contemplated benefits of the proposed Merger.

The projections furnished to J.P. Morgan were prepared by the Company’s management as discussed more fully in the section entitled “Forward-Looking Financial Information” beginning on page 55 of this proxy statement. The Company does not publicly disclose internal management projections of the type provided to J.P. Morgan in connection with J.P. Morgan’s analysis of the proposed Merger, and such projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of the Company’s management, including, without limitation, factors related to general economic and competitive conditions, prevailing interest rates, and other factors as set forth in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 23 of this proxy statement. Accordingly, actual results could vary significantly from those set forth in such projections. For more information regarding the use of projections and other forward-looking statements, please refer to the section entitled “Forward-Looking Financial Information” beginning on page 55 of this proxy statement.

J.P. Morgan’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. J.P. Morgan’s opinion noted that subsequent developments may affect J.P. Morgan’s opinion and that J.P. Morgan does not have any obligation to update, revise or reaffirm such opinion. J.P. Morgan’s opinion was limited to the fairness, from a financial point of view, of the Original Merger Consideration to be paid to the holders of Series A Common Stock in the proposed Merger, and J.P. Morgan expressed no opinion as to the fairness of any consideration paid in connection with the proposed Merger to the holders of any (i) other class or series of common stock of the Company, including the Series B Common Stock, or (ii) other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the proposed Merger. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors or employees of any party to the proposed Merger, or any class of such persons relative to the Original

Merger Consideration to be paid to the holders of Series A Common Stock in the proposed Merger or with respect to the fairness of any such compensation.

The terms of the Original Merger Agreement, including the Original Merger Consideration, were determined through arm’s-length negotiations between the Company and Parent, and the decision to enter into the Original Merger Agreement was solely that of the Board.

J.P. Morgan’s opinion and financial analyses were only one of the many factors considered by the Board in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the Board or the Company’s management with respect to the proposed Merger, the Original Merger Consideration or the Merger Consideration.

In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methodologies in rendering its opinion to the Board on July 9, 2025 and in the financial analyses presented to the Board on such date in connection with the rendering of such opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with rendering its opinion to the Board and does not purport to be a complete description of the analyses or data presented by J.P. Morgan. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan’s analyses.

Discounted Cash Flow Analysis. J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining an approximate implied fully diluted equity value per share for the Common Stock. J.P. Morgan calculated the unlevered free cash flows that the Company was expected to generate during the last three quarters of fiscal year 2025 and the full fiscal years 2026 through 2028 based on the Projections, as discussed more fully in the section entitled “Forward-Looking Financial Information” beginning on page 55 of this proxy statement, which were discussed with, and approved by, the Board for use by J.P. Morgan in connection with its financial analyses. J.P. Morgan also calculated a range of terminal values for the Company at the end of the forecast period by applying perpetual growth rates ranging from -1.0% to 0.0%, based on guidance provided by the Company’s management, to estimates of terminal unlevered free cash flow for the Company at the end of fiscal year 2028 calculated based on the Projections.

J.P. Morgan then discounted the unlevered free cash flow estimates and the range of terminal values to present value as of March 31, 2025 using a range of discount rates from 13.5% to 15.5%, which range was chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of the Company. The present values of the unlevered free cash flow estimates and the range of terminal values were then adjusted for the Company’s (i) net operating losses, as provided by the Company’s management, discounted to present value as of March 31, 2025 using a range of discount rates from 13.5% to 15.5% and (ii) estimated net cash as of March 31, 2025. This analysis indicated a range of implied per share equity values for Common Stock (rounded to the nearest $0.05) of approximately $8.10 to $8.45, which J.P. Morgan compared to the Original Merger Consideration.

Miscellaneous. The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of J.P. Morgan with respect to the actual value of the Company. The order of analyses described does not represent the relative importance or weight given to those analyses by J.P. Morgan. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion.

Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold.

As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. J.P. Morgan was selected to advise the Company with respect to the proposed Merger and deliver an opinion to the Board with respect to the proposed Merger on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with the Company and the industries in which it operates.

For financial advisory services rendered in connection with the proposed Merger, the Company has agreed to pay J.P. Morgan an estimated fee of approximately $5.0 million, $2.5 million of which became payable to J.P. Morgan at the time J.P. Morgan delivered its opinion and the remainder of which is contingent and payable upon the consummation of the proposed Merger. In addition, the Company has agreed to reimburse J.P. Morgan for certain of its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement.

During the two years preceding the date of J.P. Morgan’s written opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with the Company and Parent, for which J.P. Morgan and such affiliates have received customary compensation. During the two years preceding the date of J.P. Morgan’s written opinion, the aggregate fees recognized by J.P. Morgan from the Company were approximately $1.5 million. During the two years preceding the date of J.P. Morgan’s written opinion, the aggregate fees recognized by J.P. Morgan from Parent and The Hearst Corporation were approximately $2.0 million. In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of the Company. In the ordinary course of their businesses, J.P. Morgan and its affiliates actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company for their own account or for the accounts of customers and, accordingly, they are likely at any time to hold long or short positions in such securities or other financial instruments.

Forward-Looking Financial Information

We do not as a matter of course make public our management’s forecasts or projections of future performance or earnings. In connection with the Company’s strategic review process, however, Company management prepared and provided to the Board and to our financial advisor, J.P. Morgan, certain unaudited, non-public, prospective financial information relating to the Company on a stand-alone basis (collectively, the “Projections”). Certain Projections were made available to Parent to facilitate its review of the Company and the potential transaction.

The Projections were not prepared with a view toward public disclosure or toward complying with accounting principles generally accepted in the United States (which we refer to as “GAAP”). In addition, while the Projections were prepared on an accounting basis consistent with our financial statements, the Projections were not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. Our independent auditors have not audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the Projections, and, accordingly, they do not express an opinion or any other form of assurance with respect thereto, and assume no responsibility for, and disclaim any association with, the Projections.

Certain of the financial measures included in the Projections are not calculated in accordance with GAAP. Financial measures such as adjusted EBITDA, adjusted operating income and unlevered free cash flow are non-GAAP financial measures. These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures and may be different from similarly titled non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. Financial measures included in projections provided to a financial advisor and a board of directors in connection with a business combination transaction, such as the Projections, are excluded from the definition of “non-GAAP financial measures” under applicable SEC rules and regulations. As a result, the Projections are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not provided to or relied upon by the Board, J.P. Morgan or Parent. Accordingly, no reconciliation of the financial measures included in the Projections is provided in this proxy statement.

The Projections included below are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, are subject to risks and uncertainties that could cause actual results to differ materially from those statements and should be read with caution. The Projections are subjective in many respects and thus susceptible to interpretations and accordingly, contemplated results may not be achieved. While presented with numerical specificity, the Projections were not prepared by us in the ordinary course and are based upon a variety of estimates and hypothetical assumptions made by our management that it believed were reasonable at the time the Projections were prepared, taking into account the relevant information available to management at the time, to the best of management’s knowledge and belief.

The Projections were prepared by our management based on their then-current estimates of our future financial performance as an independent public company, without giving effect to any circumstances or events occurring after the date that they were prepared, and do not give effect to the Merger and the transactions in connection therewith, including any impact of the negotiation or execution of the Merger Agreement or the Merger, the expenses that have already been and will be incurred in connection with completing the Merger, or any changes to the Company’s operations or strategy that may be implemented in connection with the pendency of, or following the consummation of, the Merger. The Projections also do not consider the effect of any failure of the Merger to be completed; and should not be viewed as accurate or continuing in that context.

February Projections

In February 2025, Company management prepared and provided to the Board the following unaudited, non-public, prospective financial information relating to the Company on a stand-alone basis (the “February Projections”). The February Projections were also provided to our financial advisor, J.P. Morgan. The February Projections were reviewed and approved by the Board for use in evaluating a potential transaction.

February Projections

(dollars in millions)

	2025E	2026E	2027E	2028E	2029E	2030E
Net Revenue	$117.6	$116.1	$115.4	$114.3	$113.1	$111.7
Adjusted EBITDA(1)	$1.3	$2.3	$1.0	$1.3	$2.6	$0.5
Unlevered Free Cash Flow(2)	($4.5)	$1.0	($0.1)	$0.2	$1.2	($0.5)

(1)

Adjusted EBITDA is calculated as operating income (loss) plus depreciation, severance expense, gain on sale/disposal of assets and lease termination fees. The calculation of adjusted EBITDA is consistent with the calculation of adjusted operating income (loss) as presented in the Company’s SEC filings from time to time.

(2)

Unlevered free cash flow, which was calculated by J.P. Morgan based on the February Projections, is calculated as adjusted EBITDA (calculated as described in footnote (1)) less capital expenditures, severance expense, total taxes, lease termination fees and change in net working capital.

April Projections

In March and April 2025, Company management continued to refine its annual forecast based on (i) actual results for January and February 2025 and (ii) updated expectations regarding operating expenses and revenue. On April 17, 2025, Company management provided to Parent the following unaudited, non-public, prospective financial information relating to the Company on a stand-alone basis (the “April Projections”). The April Projections were also provided to J.P. Morgan.

April Projections

(dollars in millions)

	2025E	2026E	2027E	2028E
Net Revenue	$118	$117	$117	$117
Adjusted Operating Income(1)	$1	$1	$2	$4

(1)

Adjusted operating income is calculated as operating income (loss) plus depreciation, severance expense, gain on sale/disposal of assets and lease termination fees. The calculation of adjusted EBITDA included in the February Projections and in the June Projections (as defined below) is consistent with the calculation of adjusted operating income (loss) included in the April Projections and as presented in the Company’s SEC filings from time to time.

June Projections

In June 2025, Company management updated its annual forecast based on actual results through May 2025 and provided to the Board the unaudited, non-public, prospective financial information set forth below relating to the Company on a stand-alone basis (the “June Projections”). The June Projections were reviewed and approved by the Board for use in evaluating a potential transaction, and were provided to J.P. Morgan for its use and reliance in connection with rendering its financial analyses and opinion, as more fully described in the section entitled “Opinion of the Company’s Financial Advisor” beginning on page 52 of this proxy statement.

The following key assumptions, among others, were made in developing the June Projections:

•	Net revenue decreasing by 7% in 2025 compared to 2024 and remaining approximately flat in 2026 through 2028;

•	Total direct compensation and benefits expense decreasing by 8% in 2025 compared to 2024, and increasing by 1% year-over-year, on average, in 2026 through 2028;

•	Distribution expense and newsprint, ink and supply expense decreasing by 5% in 2025 compared to 2024 and by 3% year-over-year, on average, in 2026 through 2028;

•	Outside services and other expenses decreasing by 13% in 2025 compared to 2024, increasing by 1% year-over-year, on average, for 2026 and 2027, and decreasing by 7% year-over-year in 2028;

•	Capital expenditures of $2.7 million in 2025 and annual capital expenditures of $0.3 million in each of 2026, 2027 and 2028;

•	Corporate income tax rate of 21%;

•	Termination of the Company’s office lease in 2028 resulting in lease termination fees of $1.5 million in each of 2026 and 2027 and annual savings of $2.5 million beginning in 2028; and

•	Severance expense of $0.7 million in 2025, $0.2 million in 2026 and $0.5 million in 2027.

June Projections

(dollars in millions)

	Q2-Q4 2025E	2026E	2027E	2028E
Net Revenue	$88.0	$116.9	$116.7	$117.1
Adjusted EBITDA(1)	$2.9	$1.4	$1.8	$3.6
Unlevered Free Cash Flow(2)	$1.5	($1.1)	($0.9)	$2.2
(1)

Adjusted EBITDA is calculated as operating income (loss) plus depreciation, severance expense, gain on sale/disposal of assets and lease termination fees. The calculation of adjusted EBITDA is consistent with the calculation of adjusted operating income (loss) as presented in the Company’s SEC filings from time to time.

(2)

Unlevered free cash flow, which was calculated by J.P. Morgan based on the June Projections, is calculated as adjusted EBITDA (calculated as described in footnote (1)) less capital expenditures, severance expense, total taxes, lease termination fees and change in net working capital.

General

The assumptions underlying the Projections may not be realized, and they are inherently subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond our control. Because the Projections cover multiple years, by their nature, they also become less predictive with each successive year. In addition, the Projections may be affected by the Company’s inability to achieve strategic goals, objectives and targets over the applicable period. Accordingly, there can be no assurance that the assumptions made in preparing the Projections will be necessarily reflective of actual future results, and actual results may materially differ.

The Projections should be evaluated in conjunction with the historical financial statements and other information regarding the Company contained in our public filings with the SEC. See “Where You Can Find More Information” on page 99 of this proxy statement.

The Projections are included in this proxy statement solely to give the Company’s shareholders access to certain financial projections that were made available to the Board, J.P. Morgan and Parent, and are not included herein to induce any shareholder to vote in favor of the Merger Proposal or any of the other proposals to be voted on at the Special Meeting or to influence any shareholders to make any investment decision, including whether or not to seek appraisal rights with respect to shares of Common Stock.

DallasNews shareholders are cautioned not to rely on the Projections presented above as necessarily predictive of actual future results, as the Company may not achieve the results set forth in the Projections regardless of whether the Merger is completed.

For these reasons, as well as the bases and assumptions on which the Projections were compiled, the inclusion of the information set forth above should not be regarded as an indication that the Projections will be necessarily predictive of actual future events, or that the Company, Parent or any of their respective affiliates, affiliates, advisors, officers, directors or representatives or any other recipient of the Projections considered, or now considers, them to be necessarily predictive of actual future events, and they should not be relied on as such. None of the Company, Parent or any of their respective affiliates, advisors, officers, directors or representatives has made, or makes, any representation to any shareholder regarding the reliability of the Projections, the ultimate performance of the Company compared to the information contained in the Projections or that forecasted results will be achieved, and, except as required by applicable securities laws, the Company does not intend to update or otherwise revise the Projections to reflect circumstances existing after the date when made or to reflect the occurrences of future events, even in the event that any or all of the assumptions are shown to be inappropriate.

Financing of the Merger

The obligation of Parent and Merger Sub to consummate the Merger is not subject to any financing condition. We anticipate that the total amount of funds necessary to pay the Merger Consideration will be approximately $80.3 million. Parent will provide Merger Sub with the necessary funds to pay these amounts through cash on hand.

Interests of Our Directors and Executive Officers in the Merger

When considering the recommendation of the Board that you vote “FOR” the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal, you should be aware that certain of our directors and executive officers may have interests in the Merger that may be different from, or in addition to, your interests as a shareholder generally. The Board was aware of these interests in, among other matters, approving the Merger Agreement and the Merger and recommending that the Merger Agreement and other proposals be adopted by the shareholders of the Company. See “The Merger—Background of the Merger,” “The Merger—Recommendation of the Board” and “The Merger—Reasons for the Merger.” You should take these interests into account in deciding whether to vote “FOR” the approval of the Merger Agreement, the Advisory Compensation Proposal or the Adjournment Proposal.

For purposes of the discussion below, the Company’s non-executive directors are John A. Beckert, Louis E. Caldera, Ronald D. McCray and Dunia A. Shive.

For purposes of the discussion below, the Company’s named executive officers are (i) Grant S. Moise, Chief Executive Officer of the Company, and Publisher and President of The Dallas Morning News, (ii) Mary Kathryn (Katy) Murray, President, Treasurer and Secretary, and (iii) Catherine G. Collins, Chief Financial Officer.

For information regarding beneficial ownership of shares of Common Stock by each of the Company’s current non-executive directors and named executive officers individually and all of the Company’s directors and executive officers as a group, please see the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management—DallasNews Corporation Stock Ownership of Directors and Executive Officers.”

Incentive Compensation Plan Change-in-Control Benefits

Our named executive officers participate in the ICP.

Following a Change in Control (as defined in the ICP), ICP Bonuses (as defined in the ICP) for the year of the Change in Control will be paid in full, without proration, at the higher of target or forecasted full-year results no later than 60 days after the closing of such Change in Control. As of the date of this proxy statement, there are no stock options or RSUs outstanding under the ICP.

Consummation of the Merger will constitute a Change in Control under the ICP. Pursuant to the Merger Agreement, the Company is required to terminate, effective no later than the day immediately preceding the Closing Date, the ICP. Notwithstanding such termination, no later than 60 days following the Closing, Parent is required to pay, or cause the surviving corporation to pay, the ICP Bonuses to each of the eligible participants thereunder in accordance with the terms of the ICP and as set forth on the Company’s disclosure letter. The ICP Bonuses owed to each of Mr. Moise and Ms. Murray ($495,000 for Mr. Moise and $222,500 for Ms. Murray) will be paid at the Effective Time.

Transaction Bonus Agreements

On July 9, 2025, concurrent with the execution of the Original Merger Agreement, the Company entered into transaction bonus agreements (each, a “Transaction Bonus Agreement” and together, the “Transaction Bonus Agreements”) with Mr. Moise and Ms. Murray. The Transaction Bonus Agreements provide for the Company to pay cash bonuses of $1.65 million to Mr. Moise and $850,000 to Ms. Murray (each, a “Transaction Bonus”), in each case, payable in a lump sum at the Effective Time, contingent upon the applicable executive remaining employed by the Company immediately prior to the Effective Time, except as otherwise provided therein. In the event such executive’s employment is terminated prior to the Effective Time (i) by the Company without cause, (ii) by such executive for good reason or (iii) due to such executive’s death or disability, the Transaction Bonus Agreements provide for the Company to pay the Transaction Bonus to such executive (or such executive’s estate or legal guardian, if applicable), provided that within 21 days of such termination, such executive (or such executive’s estate or legal guardian, if applicable) timely signs, returns and does not revoke a form of release agreement.

Severance Benefits

As described below, certain members of our management, including each of our named executive officers, are parties to agreements with the Company that entitle them to severance benefits in connection with termination of their employment under certain circumstances following a change in control.

Company Severance Plan

The Company’s Amended and Restated Company Severance Plan, effective as of January 1, 2023, as amended (the “Company Severance Plan”), an employee welfare benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, provides severance benefits to eligible employees, including the named executive officers, following involuntary terminations of employment by the Company, including, but not limited to, reduction-in-force and re-engineering actions. The severance benefit provided under the Company Severance Plan for participants at or above the level of vice president (including each of our named executive officers) is an amount equal to 1.25 weeks of base pay multiplied by the number of years of service up to eight years of service, and 1.0 week of base pay multiplied by the number of years of service in excess of eight years of service, subject to a minimum benefit of 16 weeks of pay and a maximum of 26 weeks of pay, plus an amount equal to six months of COBRA premiums. Severance benefits are paid in a lump sum following termination of employment and upon the execution of a release. Outplacement services also may be provided. Pursuant to the Merger Agreement, the Company is required to terminate, effective no later than the day immediately preceding the Closing Date, the Company Severance Plan.

Amended and Restated Retention Bonus Letters

On July 9, 2025, concurrent with the execution of the Original Merger Agreement, the Company entered into amended and restated retention bonus letters (each, a “Retention Bonus Letter,” and together, the “Retention Bonus Letters”) with each of Mr. Moise and Ms. Murray, which Retention Bonus Letters amend and restate in their entirety the retention bonus letters entered into with each of Mr. Moise and Ms. Murray on May 12, 2022.

The Retention Bonus Letters provide for the payment of retention bonuses of $1.0 million to Mr. Moise and $670,000 to Ms. Murray, as applicable, in the event a Change in Control (as defined in the Retention Bonus Letter) occurs and such executive is still employed by the Company or its successor 180 days following the closing date of the Change in Control. In the event such executive’s employment is terminated by the Company without cause or by such executive for good reason before the 180th day following the closing date of a Change in Control, the Retention Bonus Letters provide for a lump sum payment of $1.5 million to Mr. Moise and $1.0 million to Ms. Murray, as applicable, provided that he or she signs a release of claims within 30 days of the termination of employment and does not revoke such release. Consummation of the Merger will constitute a Change in Control under the Retention Bonus Letters.

In the event the employment of Mr. Moise or Ms. Murray, as applicable, is terminated by the Company without cause or by such executive for any reason on or after the 180th day following the closing date of a Change in Control and prior to the 18-month anniversary of the closing date of such Change in Control, the Retention Bonus Letters provide for such executive to receive a lump sum payment, in the amount of $500,000 for Mr. Moise and $330,000 for Ms. Murray, provided that he or she signs a release of claims within 30 days of the termination of employment and does not revoke such release.

In addition, in the event the employment of Mr. Moise or Ms. Murray, as applicable, is terminated by the Company without cause or by such executive for good reason during the period beginning on the closing date of a Change in Control and ending on the 18-month anniversary of the closing date of such Change in Control (such period, the “Change in Control Period”), or by such executive for any reason during the period beginning on the 180th day after the closing date of such Change in Control and ending on the 18-month anniversary of the closing date of such Change in Control, and provided that the release of claims described above is effective, the Retention Bonus Letters provide for a lump-sum cash payment to such executive in an amount equal to 22 times the monthly COBRA premiums in effect under the DallasNews Corporation Health Care and Welfare Benefit Plan or its successor (the “Company Health Plan”). The Retention Bonus Letters also provide for the acceleration of any outstanding equity awards and long-term cash-based incentives upon a Change in Control. As of the date of the proxy statement, there were no outstanding equity awards and there were outstanding long-term cash-based incentives in the amount of $606,375 for Mr. Moise and $270,000 for Ms. Murray.

In the event the employment of Mr. Moise or Ms. Murray, as applicable, is terminated without cause at any time other than during the Change in Control Period, the Retention Bonus Letters provide for such executive to receive severance benefits in accordance with the Company Severance Plan, provided that, regardless of such executive’s years of service, such executive will receive at least 52 weeks of base salary and target bonus for the year in which the termination occurs and 12 times the monthly COBRA premium, payable in a lump sum in accordance with the terms of the Company Severance Plan, including the requirement that such executive sign a release of claims in the form provided by the Company at the time of such executive’s termination. To the extent that the Company Severance Plan is terminated and is no longer in effect, such executive will continue to be eligible to receive such amount as described in the Company Severance Plan.

Collins Severance Letter

On July 9, 2025, concurrent with the execution of the Original Merger Agreement, the Company entered into a change in control severance letter with Ms. Collins (the “Collins Severance Letter”). Pursuant to the Collins Severance Letter, in the event Ms. Collins’ employment is terminated by the Company without cause or by Ms. Collins for good reason within the Change in Control Period, Ms. Collins will be entitled to a lump-sum cash payment equal to 12 months of her base compensation, provided that she signs a release of claims within 30 days of the termination of employment and does not revoke such release. Upon a Change in Control (as defined in the Collins Severance Letter), the cash bonus owed to Ms. Collins under the ICP for 2025, in the amount of $30,000, will be paid within 60 days of the closing of such Change in Control in accordance with the terms of the ICP. Consummation of the Merger will constitute a Change in Control under the Collins Severance Letter.

In addition, in the event Ms. Collins’ employment is terminated by the Company without cause or by Ms. Collins for good reason during the Change in Control Period and Ms. Collins timely elects to continue coverage under the Company Health Plan, and provided that the release of claims described above is effective, the Collins Severance Letter provides for the Company to pay 100% of Ms. Collins’ monthly premium payments for such coverage until the earlier of (i) the date that is 12 months following such termination and (ii) the date Ms. Collins’ COBRA coverage ends for any reason (other than for failure to pay such premiums). The Collins Severance Letter also provides for the acceleration of Ms. Collins’ outstanding equity awards and long-term cash-based incentives if her employment is terminated within the Change in Control Period by the Company without cause or by Ms. Collins for good reason. As of the date of this proxy statement, Ms. Collins did not have any outstanding equity awards, and her outstanding long-term cash-based incentives were in the amount of $45,000.

In the event Ms. Collins’ employment is terminated by the Company without cause at any time other than during the Change in Control Period, the Collins Severance Letter provides for Ms. Collins to receive severance benefits in accordance with the Company Severance Plan, payable in accordance with the terms thereof, including the requirement that she sign a release of claims in the form provided by the Company at the time of her termination. To the extent that the Company Severance Plan is terminated and is no longer in effect, Ms. Collins will continue to be eligible to receive a severance amount as described therein.

All payments to executive officers described in this section may be reduced by applicable tax withholdings and deductions.

280G Mitigation Actions

The Company may, in consultation with Parent, consider certain actions before the Effective Time to mitigate the amount of potential “excess parachute payments” for “disqualified individuals” (each as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”).

In analyzing the severance and other payments that could be made in connection with the Merger, the Company has determined that one of the Company’s named executive officers may be subject to an excise tax under Section 4999 of the Code on payments he will or may receive in connection with the Merger. Generally, an excise tax of 20% is imposed on each individual recipient of certain “parachute payments” that, under the rules of Section 280G of the Code, exceed a certain threshold amount for such individual and the corporation making the payments is denied a tax deduction for such payments. The excise tax due is in addition to the regular income and employment taxes otherwise payable in connection with compensatory payments to the affected individuals. Payments to certain named executive officers that may be considered “parachute payments” for purposes of Sections 280G and 4999 of the Code include, as applicable, any severance and change in control payments (e.g., benefits payable under Collins Severance Letter, Retention Bonus Letters, and Transaction Bonus Agreements) and the value of the accelerated vesting of long-term cash incentive awards either upon the Merger or upon a qualifying termination of employment.

The Collins Severance Letter, Retention Bonus Letters and Transaction Bonus Agreements each contain a Section 280G modified net cutback provision, in each case, in the event that payments and benefits to such executive in connection with a change in control would be subject to excise taxes imposed under Section 4999 of the Code. Pursuant to such modified cutback provision, payments may be reduced so that no excise tax is payable, provided that after such reduction the executive’s receipt of net payments (taking into account all taxes) is greater than without such reduction. None of our executives are entitled to any gross-up for taxes under Section 4999 of the Code.

Quantification of Potential Payments and Benefits to Our Named Executive Officers in Connection with the Merger

In accordance with Item 402(t) of Regulation S-K under the Securities Act, the tables below set forth the compensation that is based on, or otherwise relates to, the Merger that will be or may become payable to each named executive officer of the Company in connection with the Merger.

The amounts in the tables below do not include amounts that the named executive officers are already entitled to receive or that were vested as of June 30, 2025.

The amounts shown in the tables below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below and in the footnotes to the tables, and do not reflect certain compensation actions that may occur prior to completion of the Merger, including any increases in compensation, equity award grants or additional long-term cash-based incentive grants that may be made after June 30, 2025. Additionally, depending on when the closing date occurs, certain awards reflected in the tables below may vest in accordance with their terms. Consequently, the actual amounts, if any, to be received by the named executive officers in connection with the Merger may differ from the amounts set forth below.

For purposes of quantifying the potential payments and benefits described in this section, the following assumptions were used:

•	the Merger was consummated on June 30, 2025, which is the assumed date solely for purposes of this disclosure; and

•

each named executive officer experienced a qualifying termination of service immediately after the consummation of the Merger and timely signed, and did not revoke, a release of claims in the form provided by the surviving corporation.

Named Executive Officer Merger-Related Compensation

Executive	Cash ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Grant S. Moise(4)	4,251,375	$62,363	$4,313,738
Mary Kathryn (Katy) Murray	2,342,500	$19,041	$2,361,541
Catherine (Cathy) G. Collins	365,700	$27,195	$392,895

(1)

Pursuant to Instruction 6 to Item 402(t) of Regulation S-K, a registrant conducting a shareholder advisory vote pursuant to Rule 14a-21(c) of the Exchange Act to cover new arrangements and understandings and/or revised terms of agreements and understandings previously subject to a shareholder advisory vote pursuant to Rule 14a-21(a) of the Exchange Act shall provide two separate tables, one to disclose all “golden parachute” compensation, including both arrangements and amounts previously subject to a shareholder advisory vote and new arrangements and understandings and/or revised terms of agreements and understandings previously subject to a shareholder advisory vote, and a second table to disclose only the new arrangements and/or revised terms subject to the separate shareholder vote under Rule 14a-21(c) of the Exchange Act. All of the Merger-related compensation arrangements and understandings of the Company are new or reflect revised terms that were not previously subject to a shareholder advisory vote. As such the Company has disclosed all such amounts in one table.

(2)	The following is a detailed breakout of the potential cash payments the named executive officers will be eligible to receive in connection with the Merger:

Executive	Transaction Bonus ($)(a)	2025 Bonus Payment ($)(b)	Severance Payment ($)(c)	Accelerated LTCIs ($)(d)	Total ($)
Grant S. Moise	1,650,000	495,000	1,500,000	606,375	4,251,375
Mary Kathryn (Katy) Murray	850,000	222,500	1,000,000	270,000	2,342,500
Catherine (Cathy) G. Collins	—	30,000	290,700	45,000	365,700

(a)

Represents amounts payable to Mr. Moise and Ms. Murray, as applicable, at the Effective Time pursuant to the Transaction Bonus Agreements, subject to the terms described above in “—Transaction Bonus Agreements.” Such amounts are “single-trigger” (i.e., they vest and become payable solely as a result of the closing of the Merger).

(b)

Represents 2025 ICP Bonuses payable to the named executive officers following the Merger, as described above in “—Incentive Compensation Plan Change-in-Control Benefits.” We have assumed for purposes of this disclosure that each named executive officer’s bonus is paid at the target level. Such amounts are “single-trigger.”

(c)	Represents amounts payable (i) to Mr. Moise and Ms. Murray, as applicable, pursuant to their respective Retention Bonus Letters, subject to the terms described above in “—Retention Bonus

Letters,” and (ii) to Ms. Collins pursuant to the Collins Severance Letter, subject to the terms described above in “—Collins Severance Letter.” The amounts payable to Mr. Moise and Ms. Murray set forth above are “double-trigger” (i.e., they are contingent upon a qualifying termination of employment during a limited time period following a Change in Control). However, if such executive is still employed by the Company or its successor 180 days following the closing date of the Change in Control, such executive will receive a portion of such amount ($1.0 million for Mr. Moise and $670,000 for Ms. Murray) as a retention bonus, with the remainder due only upon a subsequent termination prior to the 18-month anniversary of the closing date. Further, such executive will receive such amount ($500,000 for Mr. Moise and $330,000 for Ms. Murray) upon termination by such executive for any reason during the period beginning on the 180th day after the closing date of such Change in Control and ending on the 18-month anniversary of the closing date of such Change in Control. To receive the full amounts set forth above, Mr. Moise and Ms. Murray, as applicable, must experience a qualifying termination within the Change in Control Period. All components of Ms. Collins’ cash severance amount are “double-trigger.” To receive the full amount set forth above, representing 12 months of Ms. Collins’ base compensation, Ms. Collins must experience a qualifying termination within the Change in Control Period.

(d)

Represents amounts payable upon acceleration of outstanding long-term cash-based incentives (i) to Mr. Moise and Ms. Murray pursuant to their respective Retention Bonus Letters, subject to the terms described above in “—Retention Bonus Letters,” and (ii) to Ms. Collins pursuant to the Collins Severance Letter, subject to the terms described above in “—Collins Severance Letter.” Such amounts payable to Mr. Moise and Ms. Murray are “single-trigger.” Such amounts payable to Ms. Collins are “double-trigger.” To receive the amount set forth above, Ms. Collins must experience a qualifying termination within the Change in Control Period.

(3)

Represents (i) for Mr. Moise and Ms. Murray, a lump-sum cash payment in an amount equal to 22 times the monthly COBRA premiums in effect under the Company Health Plan, pursuant to their respective Retention Bonus Letters, subject to the terms described above in “—Retention Bonus Letters,” and (ii) for Ms. Collins, the payment of up to 12 months of premiums for COBRA coverage under the Company Health Plan, pursuant to the Collins Severance Letter, subject to the terms described above in “—Collins Severance Letter.” All amounts in this column are estimates based on the Company’s 2024 COBRA premium rates. Such amounts payable to the named executive officers are “double-trigger.” However, each of Mr. Moise and Ms. Murray, as applicable, will receive such amount upon termination by such executive for any reason during the period beginning on the 180th day after the closing date of such Change in Control and ending on the 18-month anniversary of the closing date of such Change in Control. Except as otherwise provided in the preceding sentence with respect to Mr. Moise and Ms. Murray, to receive the full amount set forth above, a named executive officer must experience a qualifying termination within the Change in Control Period.

(4)

Such amounts do not take into account any net cutbacks that may occur in the event that such amounts are subject to excise taxes imposed under Section 4999 of the Code and do not take into account any applicable taxes, deductions or withholding.

Indemnification and Insurance for Our Directors and Officers

Each of the Company’s officers and directors is entitled to continuing indemnification and insurance benefits in favor of the Company directors and officers, as described in more detail in “The Merger Agreement—Indemnification and Insurance.”

Section 16(b) Exemption Resolution

The Board believes that it is desirable that the Company’s directors and officers be relieved of the risk of liability under Section 16(b) of the Exchange Act to the fullest extent permitted by applicable law in connection with the disposition of shares of Common Stock pursuant to the Merger. Accordingly, the Board adopted a resolution providing that the disposition by the Company’s directors and officers of Common Stock pursuant to the transactions contemplated by the Merger Agreement is intended to be exempt from liability under Section 16(b) of the Exchange Act pursuant to Rule 16b-3(e) promulgated thereunder.

Post-Closing Employment Arrangements

In connection with the negotiation of the Merger Agreement, Parent had preliminary discussions with certain of the Company’s executive officers regarding its desire to retain such officers following the Closing. While Parent or its affiliates may enter into new agreements with those individuals, at this time there is no certainty that those discussions will result in any new agreements with Parent or its affiliates or, if so, what the terms and conditions of any such agreements would be.

Regulatory Matters

Pursuant to the Merger Agreement, the parties have agreed to use their respective reasonable best efforts to make certain regulatory filings and obtain certain regulatory approvals. We do not anticipate that there are any federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the Merger. The transactions contemplated by the Merger Agreement are not subject to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules promulgated thereunder by the Federal Trade Commission or other foreign laws and regulations covering similar matters.

Accounting Treatment

The Merger will be accounted for as a “purchase transaction” for financial accounting purposes.

Material U.S. Federal Income Tax Consequences

The following is a general discussion of the material U.S. federal income tax consequences of the Merger to holders of Common Stock whose shares are exchanged for cash pursuant to the Merger. This discussion is based on the provisions of the Code, applicable U.S. Treasury Regulations promulgated thereunder, judicial opinions and administrative rulings and published positions of the Internal Revenue Service (the “IRS”), each as in effect as of the date of this proxy statement. These authorities are subject to change or differing interpretations, possibly on a retroactive basis, and any such change or interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion is for general information purposes only and does not purport to be a complete analysis of all potential tax consequences.

This discussion does not address any tax consequences of the unearned income Medicare contribution tax or the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into pursuant thereto or in connection therewith), nor does it address any considerations under state, local or non-U.S. tax laws or U.S. federal estate or gift tax laws. This discussion is not binding on the IRS or the courts and, therefore, the conclusions set forth in this discussion could be subject to challenge, which challenge could be sustained.

For purposes of this discussion, the term “U.S. Holder” means a beneficial owner of Common Stock that is for U.S. federal income tax purposes:

•	a citizen or resident individual of the United States;

•

a corporation, or other entity classified as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•

a trust if (i) a court within the United States is able to exercise primary supervision over the trust’s administration, and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (ii) such trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•	an estate the income of which is subject to U.S. federal income tax regardless of its source.

A “Non-U.S. Holder” is a beneficial owner of shares of Common Stock that is neither a U.S. Holder nor a partnership (nor an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

This discussion applies only to holders of shares of Common Stock held as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that may be relevant to a holder in light of such holder’s particular circumstances, or that may apply to a holder that is subject to special treatment under the U.S. federal income tax laws (including, for example, insurance companies, dealers or brokers in securities or foreign currencies, traders in securities who elect to apply the mark-to-market method of accounting, holders subject to the alternative minimum tax, U.S. Holders that have a functional currency other than the U.S. dollar, tax-exempt organizations, tax-qualified retirement plans, banks and other financial institutions, mutual funds, foreign pension funds or their affiliates, passive foreign investment companies and controlled foreign corporations, certain former citizens or former long-term residents of the United States, S corporations or other pass-through entities or investors in such entities, real estate investment trusts, regulated investment companies, holders who hold shares of Common Stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction, holders required to accelerate the recognition of any item of gross income with respect to shares of Common Stock as a result of such income being recognized on an applicable financial statement, and holders who acquired their shares of Common Stock through the exercise of employee stock options or other compensation arrangements).

This discussion also does not address the U.S. federal income tax consequences to holders of shares of Common Stock who exercise appraisal rights in connection with the Merger under the TBOC.

If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of Common Stock, the tax treatment of a partner in such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships and other pass-through entities holding shares of Common Stock, and any person who is a partner or member of such entities, should consult their own tax advisors regarding the tax consequences of the Merger.

This discussion of material U.S. federal tax consequences is for general information purposes only and is not tax advice. Holders of shares of Common Stock are urged to consult their own tax advisors to determine the particular tax consequences to them of the Merger, including the applicability and effect of the alternative minimum tax, the unearned income Medicare contribution tax and any other U.S. federal, state, local, non-U.S. income or other tax laws.

U.S. Federal Income Tax Consequences to U.S. Holders

The receipt of cash by U.S. Holders in exchange for shares of Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. Holder who receives cash in exchange for shares of Common Stock pursuant to the Merger will recognize gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received and (ii) the U.S. Holder’s adjusted tax basis in its shares of Common Stock.

Any such gain or loss will be long-term capital gain or loss if a U.S. Holder’s holding period in the shares of Common Stock surrendered in the Merger is greater than one year as of the effective date of the Merger. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Common Stock at different times or different prices, such U.S. Holder should consult their tax advisors to determine how the above rules apply to them.

As described below in the section “—Information Reporting and Backup Withholding; FIRPTA Withholding” a U.S. Holder that provides a properly completed and executed IRS Form W-9 will not be subject to U.S. withholding tax on the receipt of cash in exchange for shares of Common Stock pursuant to the Merger.

U.S. Federal Income Tax Consequences to Non-U.S. Holders

Any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30 percent (or a lower rate under an applicable income tax treaty);

•

such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the completion of the Merger, and certain other specified conditions are met, in which case such gain, net of certain U.S. source capital losses for the year, will be subject to U.S. federal income tax at a rate of 30 percent (or a lower rate under an applicable income tax treaty); or

•

the Company is or has been a “United States real property holding corporation” as such term is defined in Section 897(c) of the Code (a “USRPHC”), at any time within the shorter of the five-year period preceding the Merger or such Non-U.S. Holder’s holding period with respect to the applicable shares of Common Stock (which we refer to as the “relevant period”), and, if shares of our Series A Common Stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), as we believe our Series A Common Stock is and will continue to be through the effective date of the Merger, such Non-U.S. Holder owns or has owned (directly, indirectly or constructively) more than five percent of our Common Stock at any time during the relevant period (such Non-U.S. Holder, a “5% Non-U.S. Holder”).

For purposes of the third bullet point above, the Company will be classified as a USRPHC if, at any time during the relevant period, the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Such determination is factual in nature and subject to change, and the Company cannot provide any assurances that the Company is not treated as a USRPHC during the relevant period with respect to any Non-U.S. Holder. If the Company is or has been during the relevant period a USRPHC, gain recognized by a 5% Non-U.S. Holder on receipt of cash in exchange for Series A Common Stock pursuant to the Merger will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. However, a Non-U.S. Holder that is not a 5% Non-U.S. Holder will not be subject to such income tax if our Series A Common Stock is regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), as we believe our Series A Common Stock is and will continue to be through the effective date of the Merger.

Under Section 1445 of the Code and related Treasury Regulations, if our Series A Common Stock is regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), as we believe our Series A Common Stock is and will continue to be through the effective date of the Merger, payments of cash to Non-U.S. Holders in exchange for Series A Common Stock will not be subject to withholding as a result of the Company’s status as a USRPHC (if the Company is or has been a USRPHC during the relevant period). It is expected payments of cash to Non-U.S. Holders in exchange for Series B Common Stock will be subject to fifteen percent (15%) withholding under Section 1445, as discussed further below in the section entitled “—Information Reporting and Backup Withholding; FIRPTA Withholding.”

Information Reporting and Backup Withholding; FIRPTA Withholding

Payments made in exchange for shares of Common Stock pursuant to the Merger may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%). To avoid backup withholding, a U.S. Holder that does not otherwise establish an exemption should complete and return to the applicable withholding agent a properly completed and executed IRS Form W-9, certifying under penalties of perjury that such U.S. Holder is a “United States person” (within the meaning of the Code), that the taxpayer identification number provided is correct and that such U.S. Holder is not subject to backup withholding. To avoid backup withholding, a Non-U.S. Holder is required to establish an exemption, for example, by completing and providing to the applicable withholding agent the appropriate IRS Form W-8 for the Non-U.S. Holder, in accordance with the instructions thereto.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded by the IRS or credited against a holder’s U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the IRS in a timely manner.

Under Section 1445 of the Code and related Treasury Regulations, assuming (as is expected) that the Company does not certify that it is not and has not been a USRPHC during the relevant period, payments of Merger Consideration paid to holders in exchange for shares of our Common Stock that are not regularly traded on an established securities market will generally be subject to fifteen percent (15%) withholding. Our Series B Common Stock is not regularly traded on an established securities market. To avoid such withholding, a U.S. Holder of Series B Common Stock should complete and return to the applicable withholding agent a properly completed and executed IRS Form W-9 prior to the closing date of the Merger (the “Closing Date”) establishing it is a U.S. Holder. Failure to provide an IRS Form W-9 prior to the Closing Date will generally result in the imposition of withholding at a 15% rate. To the extent any amounts are withheld under this paragraph, such amounts are treated as a payment of the relevant holder’s U.S. federal income taxes and the holder may be eligible to file for a refund with the IRS for a portion or all of such withheld amounts. We believe our Series A Common Stock is and will continue to be, through the effective date of the Merger, regularly traded on an established securities market and accordingly, such withholding should not apply with respect to a holder’s receipt of Merger Consideration in exchange for shares of our Series A Common Stock. Holders of shares of Common Stock are urged to consult with their own tax advisors regarding the particular tax consequences to them of the exchange of shares of Common Stock for cash pursuant to the Merger in light of their particular circumstances (including the application and effect of any state, local or non-U.S. income and other tax laws).

Delisting and Deregistration of Common Stock

If the Merger is completed, the Series A Common Stock will no longer be traded on Nasdaq and the Common Stock will be deregistered under the Exchange Act.

THE MERGER AGREEMENT

This section describes certain material terms of the Merger Agreement. The description of the Merger Agreement in this section and elsewhere in this proxy statement may not contain all of the information about the Merger Agreement that is important to you and is qualified in its entirety by reference to the complete text of the Original Merger Agreement and the Merger Agreement Amendment, copies of which are attached as Annexes A-1 and A-2, respectively, and are incorporated by reference into this proxy statement. We urge you to read the Merger Agreement carefully and in its entirety because it is the legal document that governs the Merger.

The Merger Agreement and this summary of its terms are included in this proxy statement to provide you with information regarding the material terms of the Merger Agreement. This section is not intended to provide you with any factual information about the Company, Parent or any of their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about us. Such information can be found elsewhere in this proxy statement and in the public filings we make with the SEC, as described in the section entitled “Where You Can Find More Information.” The representations, warranties and covenants made in the Merger Agreement by the Company, Parent and Merger Sub were made solely to the parties to, and solely for the purposes of, the Merger Agreement and as of specific dates and were qualified and subject to important limitations agreed to by the parties thereto in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations, warranties and covenants contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties and covenants were negotiated for the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to consummate the Merger if the representations and warranties and covenants of the other party prove to be untrue, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations, warranties and covenants may also be subject to a standard of materiality different from those generally applicable to shareholders and reports and documents filed with the SEC or different from what may be viewed as material by you or other investors and, in some cases, were qualified by matters set forth on the confidential disclosure letter delivered by the Company to Parent and Merger Sub in connection with the Merger Agreement, which disclosures are not reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Original Merger Agreement. Shareholders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of the Company, Parent, Merger Sub or any of their respective subsidiaries or affiliates. Shareholders and other interested parties should read the Merger Agreement for a more complete description of the provisions summarized below.

The Merger

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, Merger Sub will merge with and into the Company in accordance with the applicable provisions of the TBOC, and the separate existence of Merger Sub will cease. The Company will continue its existence under the laws of the State of Texas as the surviving corporation of the Merger, such that following the Merger, the surviving corporation will be a wholly owned subsidiary of Parent.

Merger Consideration

At the Effective Time, each share of Common Stock that is outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares) will be cancelled and extinguished and automatically converted into the right to receive the Merger Consideration. All such shares converted into the right to receive the Merger Consideration will cease to be outstanding or exist at the Effective Time, and will thereafter only represent the right to receive the Merger Consideration in accordance with the Merger Agreement.

Each share of stock of Merger Sub issued and outstanding as of immediately prior to the Effective Time will be converted into one validly issued, fully paid and nonassessable share of common stock of the surviving corporation, and each certificate formerly representing ownership of such shares of stock of Merger Sub will thereafter represent only ownership of shares of common stock of the surviving corporation.

Certain Effects of the Merger; Directors and Officers; Certificate of Formation; Bylaws

The board of directors of the surviving corporation immediately following the Effective Time will consist of the directors of Merger Sub as of immediately prior to the Effective Time, each to hold office in accordance with the organizational documents of the surviving corporation until their respective successors have been duly elected or appointed and qualified, or until their resignation or removal. The officers of the Company immediately prior to the Effective Time (other than officers that resign at the request of Parent) will continue as the initial officers of the surviving corporation immediately following the Effective Time, each to hold office in accordance with the organizational documents of the surviving corporation until their respective successors have been duly appointed and qualified, or until their resignation or removal.

At the Effective Time, the certificate of formation of the Company as in effect immediately prior to the Effective Time will be amended and restated in its entirety to read as set forth in Exhibit B to the Original Merger Agreement and, as so amended and restated, will be the certificate of formation of the surviving corporation, until thereafter amended in accordance with its terms and the applicable provisions of the TBOC. The bylaws of the Company in effect immediately prior to the Effective Time will be amended and restated in their entirety so as to be identical to the bylaws of Merger Sub as in effect immediately prior to the Effective Time (except that the name of the surviving corporation will be “DallasNews Corporation”) and, as so amended and restated, will be the bylaws of the surviving corporation, until thereafter amended in accordance with their terms and the applicable provisions of the TBOC.

Exchange Procedures and Payment Procedures

On the Closing Date, Parent will deposit, or cause to be deposited, with the Paying Agent the Exchange Fund. The Paying Agent will, pursuant to instructions, deliver the Merger Consideration out of the Exchange Fund.

Promptly following the Effective Time (and, in any event, within five business days), Parent and the surviving corporation will cause the Paying Agent to mail to each person that was, immediately prior to the Effective Time, a holder of record of shares of Common Stock (other than Excluded Shares and Dissenting Shares) represented by certificates whose shares of Common Stock were converted into the right to receive the Merger Consideration (i) a letter of transmittal in customary form as Parent, the Company and the Paying Agent reasonably agree and (ii) instructions for use in effecting the surrender of the certificates in exchange for payment of the Merger Consideration with respect to each share of Common Stock evidenced by such certificate.

No holder of shares of Common Stock held in book-entry form will be required to deliver a certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration with respect to each share of Common Stock evidenced by such book-entry share. The Paying Agent will accept transferred uncertificated shares upon compliance with such reasonable terms and conditions as the Paying Agent may impose to cause an orderly exchange thereof in accordance with customary exchange practices.

Upon surrender of a certificate or book-entry share for cancellation to the Paying Agent, together with such letter of transmittal, if applicable, duly completed and validly executed in accordance with the instructions (and such other customary documents as may reasonably be required by the Paying Agent), the holder of such certificate or book-entry share will be entitled to receive the Merger Consideration in exchange for each share of Common Stock formerly represented by such certificate or book-entry share, and the certificate or book-entry share so surrendered will be cancelled. Until surrendered, each certificate or book-entry share will be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration for each share of Common Stock formerly represented by such certificate or book entry-share. If payment of the Merger

Consideration is to be made to a person other than the person in whose name the surrendered certificate or book-entry share is registered, (x) the certificate or book-entry share so surrendered must be properly endorsed or will otherwise be in proper form for surrender and transfer and (y) the person requesting such payment must have paid any transfer and other similar taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of such certificate or book-entry share surrendered and must have established to the reasonable satisfaction of the surviving corporation that such tax either has been paid or is not applicable.

Any portion of the Exchange Fund that remains undistributed to shareholders one year after the Effective Time will be delivered to Parent upon demand. Any holder of shares of Common Stock who has not theretofore complied with the exchange procedures will look only to Parent (subject to abandoned property, escheat or other similar laws) as general creditors thereof with respect to the payment of the Merger Consideration that may be payable upon surrender of any certificates (or affidavits of loss in lieu thereof) or book-entry shares held by such holders, as determined pursuant to the Merger Agreement, without any interest thereon. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any governmental entity will become, to the extent permitted by applicable law, the property of Parent or its designee, free and clear of all claims or interest of any person previously entitled thereto.

Appraisal Rights

Each share of Common Stock that is issued and outstanding immediately prior to the Effective Time that is held by a shareholder who has delivered a written notice of objection to the Merger before the vote is taken on the Merger Proposal, voted its shares against the Merger Proposal and properly exercised and perfected its dissent and appraisal rights for such shares in accordance with Subchapter H will not be converted into the right to receive the Merger Consideration, unless such shareholder fails to perfect or otherwise comply with Subchapter H or effectively withdraws or otherwise loses the right to dissent and appraisal with respect to such shares. If any shareholder holding shares of Common Stock properly exercises and perfects such holder’s dissent and appraisal rights for such shares of Common Stock and does not withdraw such rights or otherwise lose the right to dissent and appraisal with respect to the shares of Common Stock, such holder will be entitled to the right to receive a payment of the fair value of such shares in accordance with the provisions of, and as provided by, Subchapter H as further described below in the section entitled “Appraisal Rights.”

Withholding

Each of the Paying Agent, Parent, the Company and the surviving corporation, or any subsidiary of Parent, the Company or the surviving corporation, as applicable, will be entitled to deduct and withhold (or cause to be deducted and withheld) from any amounts otherwise payable to any holder of shares of Common Stock pursuant to the Merger Agreement such amounts as are required to be deducted or withheld with respect to such payment pursuant to applicable tax laws. To the extent that such amounts are so deducted or withheld and timely paid over to the appropriate governmental authority, such amounts will be treated as having been paid to the person in respect of whom such deduction and withholding was made.

Effective Time of the Merger; Closing

The Closing will occur no later than three business days following the day on which all of the conditions to the Closing (as further described below in the section entitled “Conditions to Closing”) have been satisfied or waived (other than any such conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise mutually agreed between the Company and Parent.

At the Closing, the parties to the Merger Agreement will cause the Merger to be consummated pursuant to the TBOC by filing a certificate of merger with the Secretary of State of the State of Texas in accordance with the applicable provisions of the TBOC.

The Merger will become effective at the time of the acceptance of the filing of such certificate of merger by the Secretary of State of the State of Texas, or at such later time as agreed upon in writing by the parties to the Merger Agreement and specified in such certificate of merger in accordance with the TBOC.

Determination of Net Cash

As a condition to the Closing, the Company must have Net Cash in an amount no less than $20.0 million as of the Effective Time. “Net Cash” is defined in the Merger Agreement as the aggregate amount of unencumbered cash and cash equivalents of the Company and its subsidiaries, less the aggregate amount of all Transaction Expenses. For purposes of the Net Cash calculation, “Transaction Expenses” include, without duplication and subject to certain exceptions, all fees and expenses incurred or accrued as of immediately prior to the Effective Time by the Company or its subsidiaries in connection with the Merger Transactions, including, without limitation: (a) fees and expenses (other than Excluded Expenses (as defined below)) of legal counsel, accountants, financial advisors, investment bankers, brokers, consultants, and other advisors; (b) fees paid to the SEC in connection with this proxy statement; (c) printing, mailing, and distribution costs in connection with this proxy statement; (d) change of control payments, transaction bonuses, severance payments, or other similar payments (excluding those payable as a result of any action taken by Parent, Merger Sub or the surviving corporation); and (e) certain fees and expenses set forth in the Company’s disclosure letter to the Merger Agreement. “Excluded Expenses” means, with respect to the Company and its subsidiaries, all reasonable fees and expenses of legal counsel incurred or accrued as of immediately prior to the Effective Time by the Company or any of its subsidiaries (including any such fees or expenses that the Company or any of its subsidiaries is legally obligated to pay or reimburse) in connection with or as a result of (i) actions taken in response to any unsolicited Acquisition Proposal received by the Company following July 9, 2025, including adoption and implementation of the Rights Agreement and the transactions contemplated thereby, (ii) any Transaction Litigation asserted against the Company, any of its subsidiaries or any Company Related Party (as defined below) by the person (or any affiliate thereof) who has submitted to the Company such Acquisition Proposal, or (iii) any Legal Proceeding asserted against the Company, any of its subsidiaries or any Company Related Party in connection with, arising from or otherwise relating to actions taken by the Company, any of its subsidiaries or any Company Related Party in response to such Acquisition Proposal, including adoption and implementation of the Rights Agreement and the transactions contemplated thereby.

Under the Merger Agreement, the Company is required to deliver to Parent at least fifteen calendar days prior to the anticipated Closing Date a preliminary schedule (the “Company Net Cash Schedule”) setting forth the Company’s good faith, estimated calculation of Net Cash as of the Effective Time (the “Company Net Cash Calculation”). Parent has the right to dispute any part of the Company Net Cash Calculation by delivering a written notice to that effect to the Company on or prior to 11:59 p.m. Central Time, on the fifth calendar day following Parent’s receipt of the Company Net Cash Schedule. If Parent objects, the parties are required to negotiate in good faith to resolve any disputed items within two business days. If they cannot resolve such disputes, any remaining disagreements are referred to an impartial, mutually agreed-upon independent accounting firm, which will make a binding determination within three business days of accepting its selection. The final, agreed-upon or determined Company Net Cash Calculation will be reflected in a final schedule delivered by the Company prior to the Closing and will be used to confirm satisfaction of the closing condition.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the Company, Parent and Merger Sub, in each case, relating to, among other things, their ability to enter into the Merger Agreement and consummate the Merger Transactions. These representations and warranties are subject to materiality, knowledge and other similar qualifications in many respects and will not survive the Closing. These representations and warranties have been made solely for the benefit of the other parties to the Merger Agreement and should not be relied on by you as characterizations of the actual state of facts about the respective parties.

Covenants Related to the Company’s Conduct of Business

From the date of the Original Merger Agreement until the earlier of the Effective Time or the valid termination of the Merger Agreement (the “Pre-Closing Period”), except (a) as expressly required by the Merger Agreement, (b) as set forth on the Company’s disclosure letter, (c) with respect to matters subject to specific restrictive covenants as described below, (d) as required by applicable law or (e) as approved in writing in advance by Parent (which approval will not be unreasonably withheld, conditioned or delayed), the Company is required to, and must cause each of its subsidiaries to, use its commercially reasonable efforts to (i) maintain its existence in good standing pursuant to applicable law, (ii) conduct its business and operations in the ordinary course of business and (iii) keep available the services of the current officers, key employees and consultants of the Company and its subsidiaries and preserve the goodwill and current relationships of the Company and its subsidiaries with persons with which the Company or any of its subsidiaries has significant business relations.

The Merger Agreement also contains specific restrictive covenants as to certain activities of the Company and its subsidiaries during the Pre-Closing Period. Except (a) as set forth in the Company’s disclosure letter, (b) as approved in writing in advance by Parent (which approval will not be unreasonably withheld, conditioned or delayed), (c) as required by applicable law, or (d) as expressly contemplated by the Merger Agreement, the Company will not, and will cause its subsidiaries to not, take any of the following actions during the Pre-Closing Period:

•	amend or otherwise change the organizational documents of the Company or any of its subsidiaries;

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propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, or file a petition in bankruptcy on its behalf, or consent to the filing of any bankruptcy petition against it under any applicable law;

•	issue, grant, sell, or deliver, or agree or commit to issue, grant, sell or deliver, any Company securities;

•	directly or indirectly acquire, repurchase or redeem any securities, except in connection with transactions solely between the Company and any of its direct or indirect subsidiaries;

•	acquire any other person or business or any material equity interest therein or enter into any joint venture, partnership, limited liability corporation or similar arrangement with any third person;

•	dispose of, sell, assign or abandon any material assets, properties, interests or businesses;

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adjust, split, subdivide, combine or reclassify any shares of the Company’s capital stock, or issue or authorize or propose the issuance of any other Company securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity or voting interest;

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declare, set aside, establish a record date for, authorize or pay any dividend or other distribution in respect of any shares of the Company’s capital stock (except for intercompany cash dividends paid by or to a wholly owned subsidiary of the Company);

•	pledge or encumber or otherwise suffer to exist any lien on any shares of its capital stock or other equity or voting interest or any other Company securities;

•	modify the terms of any shares of its capital stock or other equity or voting interest;

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incur, guarantee or assume any indebtedness for borrowed money or issue any bonds, debentures, notes, or other debt securities, except for (i) loans or advances solely between wholly owned subsidiaries of the Company or between the Company and its wholly owned subsidiaries, (ii) trade payables incurred in the ordinary course of business, (iii) immaterial obligations incurred pursuant to business credit cards in the ordinary course of business, and (iv) indebtedness less than $100,000;

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make or forgive any loans, advances or capital contributions to, or investments in, any other person in excess of $100,000 individually or $200,000 in the aggregate, except for (i) extensions of credit to customers in the ordinary course of business, (ii) advances to directors, officers and other employees for business-related expenses in the ordinary course of business and in compliance with the Company’s policies, and (iii) loans or advances solely between wholly owned subsidiaries of the Company or between the Company and its wholly owned subsidiaries and capital contributions in wholly owned subsidiaries of the Company;

•	assume, guarantee or endorse the obligations of any person, or enter into any agreement to maintain any person’s financial condition, except for a wholly owned subsidiary of the Company;

•	mortgage, pledge or otherwise encumber any assets, tangible or intangible, or create or suffer to exist any lien thereon (other than certain liens permitted under the Merger Agreement);

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except as required by applicable law, the terms of any Company benefit plan as in effect on the date of the Original Merger Agreement, or the Merger Agreement, (i) establish, adopt, extend, amend, modify or terminate any Company benefit plan, (ii) increase the compensation or benefits of any current or former employee, consultant, independent contractor or director of the Company or any of its Subsidiaries (“Company Service Provider”), (iii) modify the amount of, or accelerate the vesting, funding or payment of, any payment or benefit provided to any Company Service Provider, (iv) grant any equity, equity-based, incentive or similar compensation or award to any Company Service Provider, or (v) communicate with any Company Service Provider with respect to the compensation, benefits or other treatment they will receive following the Effective Time, unless such communication is approved by Parent in advance;

•	hire or engage any Company Service Provider whose annual compensation exceeds $125,000;

•	terminate the employment or engagement of any Company Service Provider without cause;

•	negotiate, enter into, amend, extend or terminate any contract with a union, or recognize any union as the bargaining representative for any Company Service Provider;

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commence or threaten any legal proceeding, except (i) for routine matters in the ordinary course of business that are solely for monetary payments of no more than $200,000 in the aggregate or (ii) any legal proceeding by the Company against Parent and/or Merger Sub relating to the Merger Agreement or the Merger Transactions;

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settle, release, waive or compromise any pending or threatened legal proceeding, except for (i) the settlement of any legal proceeding that is solely for monetary payments of no more than $200,000 in the aggregate or (ii) settlements of Transaction Litigation (as defined below) in accordance with the Merger Agreement;

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(i) make, change or revoke any material tax election, (ii) settle or compromise any material tax dispute, audit, investigation, proceeding, claim or assessment, (iii) consent to any extension or waiver of any limitation period with respect to any material tax claim or assessment, (iv) knowingly surrender any material tax refund or right thereto, (v) elect or change materially any method of accounting for tax purposes or tax accounting period, (vi) file any material amended tax return, or (vii) enter into a closing agreement, or a voluntary disclosure agreement or similar agreement with respect to any tax;

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incur, authorize or commit to incur any capital expenditures (excluding internal and external capitalized labor costs) in excess of $250,000 in the aggregate, other than for capital expenditures consistent with the Company’s capital expenditure budget provided to Parent prior to the date of the Original Merger Agreement;

•	create any subsidiary;

•	make or adopt any material change in its accounting methods, principles or practices, except as may be required by a change in GAAP or law;

•	enter into a new line of business or abandon or discontinue any line of business;

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sell, transfer, license, encumber, terminate, abandon, let lapse, fail to continue to prosecute or renew, or otherwise dispose of any material Company-owned intellectual property, other than non-exclusive licenses granted by the Company in the ordinary course of business to (i) end user customers solely for the purposes of using the products or services of the Company and its subsidiaries or (ii) Company Service Providers solely for the purposes of providing services to the Company and its subsidiaries;

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other than in the ordinary course of business, enter into, amend, grant a material waiver or release under or materially modify, terminate or cancel, or transfer any right, obligation or claim to any person (other than a wholly owned subsidiary of the Company), any Material Contract (as defined in the Merger Agreement) or any contract that would constitute a Material Contract if in effect as of the date of the Original Merger Agreement;

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(i) materially amend, modify, renew or terminate any lease, sublease, license or other contract pursuant to which the Company or its subsidiaries use or occupy, or have the right to use or occupy, any leased real property or (ii) enter into any new material lease, sublease, license or other agreement for the use or occupancy of any real property;

•	amend or modify in any material respect, abandon, withdraw, terminate, suspend or abrogate any permits that are required for the operation of the business of the Company and its subsidiaries;

•	cancel, reduce, terminate or fail to maintain in effect any insurance policies covering the Company, any of its subsidiaries, or their respective assets, properties, interests or businesses;

•	adopt or implement any stockholder rights plan or similar agreement; or

•	enter into, authorize, agree or commit to take, or enter into a contract to take, any of the foregoing actions.

No Shop and Fiduciary Out

Except as otherwise permitted by the Merger Agreement, during the Pre-Closing Period, (i) the Company will, and will cause its subsidiaries and will use its reasonable best efforts to cause its and their respective representatives to, cease any solicitations, discussions or negotiations with third parties in connection with any Acquisition Proposal that existed as of the date of the Original Merger Agreement, and (ii) the Company will promptly request each third party that has, prior to the date of the Original Merger Agreement, executed a confidentiality agreement with the Company in connection with its consideration of acquiring the Company to return or destroy all confidential information furnished to such person by or on behalf of the Company or any of its subsidiaries prior to the date of the Original Merger Agreement.

Additionally, during the Pre-Closing Period and subject to certain exceptions set forth in the Merger Agreement, the Company will not, and will cause its subsidiaries and will use its reasonable best efforts to cause its and their respective representatives not to, and the Company will not authorize or knowingly permit any of its or its subsidiaries’ employees, consultants or other representatives to, directly or indirectly:

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solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or could reasonably be expected to result in or lead to, an Acquisition Proposal;

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furnish to any third party any non-public information relating to the Company or any of its subsidiaries in connection with or in response to any proposal or inquiry that constitutes, or could reasonably be expected to result in or lead to, an Acquisition Proposal;

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continue or participate or engage in discussions or negotiations, with any person with respect to any proposal or inquiry that constitutes, or could reasonably be expected to result in or lead to, an Acquisition Proposal (other than (i) informing such person of the non-solicitation provisions contained in the Merger Agreement or (ii) contacting such person to clarify the terms of any Acquisition Proposal);

•	approve, endorse, or recommend (or propose publicly to do any of the foregoing with respect to) any Acquisition Proposal; or

•	execute or enter into any Alternative Acquisition Agreement.

At any time after the date of the Original Merger Agreement and continuing until the receipt of the Company Shareholder Approval, in the event that the Company receives a bona fide, unsolicited written Acquisition Proposal that did not result from a breach of the non-solicitation restrictions described above, the Company and the Board (or a committee thereof) may, directly or indirectly through one or more of their representatives, (a) engage in discussions or negotiations with, (b) furnish any non-public information relating to the Company or any of its subsidiaries to, or (c) otherwise facilitate the making of a Superior Proposal by, in each case, any person or its representatives that has made, renewed or delivered to the Company such Acquisition Proposal. However, the Company and the Board may take these actions only if, prior to taking such actions, the Board (or a committee thereof) determines in good faith, (after consultation with the Company’s outside financial advisor and legal counsel), that (x) such Acquisition Proposal either constitutes or is reasonably likely to lead to a Superior Proposal, and (y) the failure to take such actions would reasonably be expected to be inconsistent with the fiduciary duties owed by the Company’s directors under applicable law; Additionally, prior to furnishing any non-public information concerning the Company or its subsidiaries, the Company must receive from such person, to the extent such person is not already subject to a confidentiality agreement with the Company, an Acceptable Confidentiality Agreement (as defined below) and any such non-public information will be promptly (and in any event within one business day) made available to Parent to the extent it was not previously made available to Parent or any of its representatives.

Except as described below, neither the Board nor any committee thereof will (i) withhold, withdraw, qualify or modify the Board’s recommendation to the shareholders that they approve the Merger Agreement and the Merger Transactions (including the Merger) (the “Company Board Recommendation”) in a manner adverse to Parent or Merger Sub, (ii) adopt, approve, endorse, recommend or otherwise declare advisable, or propose publicly to adopt, approve, endorse, recommend or otherwise declare advisable, an Acquisition Proposal, (iii) fail to publicly reaffirm the Company Board Recommendation within ten business days after Parent so requests in writing or after any Acquisition Proposal or any material modification thereto is publicly announced, (iv) take or fail to take any formal action or make or fail to make any approval or recommendation in connection with a tender or exchange offer, other than a recommendation against such offer or the issuance of a “stop, look and listen” communication by the Board (or a committee thereof) to the shareholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication) (it being understood that the Board (or a committee thereof) may refrain from issuing a recommendation against such tender or exchange offer until 5:30 p.m., Central Time, on the 10th business day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal), (v) fail to include the Company Board Recommendation in this proxy statement, (vi) formally resolve to effect or publicly announce an intention to effect any of the foregoing (any action described in clauses (i) through (vi), a “Company Board Recommendation Change”), or (vii) cause or permit the Company or any of its subsidiaries to enter into an Alternative Acquisition Agreement.

As used in this proxy statement:

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“Acceptable Confidentiality Agreement” is defined in the Merger Agreement to mean a confidentiality agreement that either (a) is in effect on the date of the Original Merger Agreement or (b) if executed after the date of the Original Merger Agreement, contains confidentiality and other provisions that are no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement, and does not contain provisions which prohibit the Company from providing any information to Parent in accordance with the non-solicitation provisions of the Merger Agreement or that otherwise prohibits the Company from complying with its obligations under the Merger Agreement, including the non-solicitation provisions. However, an “Acceptable Confidentiality Agreement” need not contain a standstill provision that prohibits the counterparty or its affiliates from making an Acquisition Proposal.

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“Acquisition Proposal” is defined in the Merger Agreement to mean any offer or proposal (other than an offer or proposal by Parent or Merger Sub), whether or not in writing, for an Acquisition Transaction,

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“Acquisition Transaction” is defined in the Merger Agreement to mean any (a) merger, consolidation or other business combination transaction involving the Company or any of its subsidiaries having assets, individually or in the aggregate, that constitute (i) 20% or more of the assets of the Company and its subsidiaries, taken as a whole, based on their fair market value as determined in good faith by the Board (or any duly authorized committee thereof), or (ii) 20% or more of the net income or net revenues of the Company and its subsidiaries, taken as a whole, (b) sale, lease or other disposition by merger, consolidation, business combination, share exchange, joint venture or otherwise, of assets of the Company or its subsidiaries, individually or in the aggregate, representing (i) 20% or more of the assets of the Company and its subsidiaries, taken as a whole, based on their fair market value as determined in good faith by the Board (or any duly authorized committee thereof), or (ii) 20% or more of the net income or net revenues of the Company and its subsidiaries, taken as a whole, (c) issuance, sale or other acquisition, purchase, transfer or disposition, direct or indirect, of equity interests of the Company (including by way of merger, consolidation, business combination, tender offer or share exchange) that, if consummated, would result in any person or “group” (as defined in Section 13(d) of the Exchange Act) beneficially owning 20% or more of the outstanding voting power of the Company, or (d) any combination of the foregoing or any other transaction, having a similar effect to those described in the foregoing clauses (i) through (iii) (in each case, other than the Merger Transactions).

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“Alternative Acquisition Agreement” means any letter of intent, memorandum of understanding, term sheet, agreement in principle, merger agreement, acquisition agreement, exchange agreement, joint venture agreement, option agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement, or a potential Acquisition Proposal.

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“Intervening Event” is defined in the Merger Agreement to mean any material effect, change, event or occurrence arising after the date of the Original Merger Agreement that affects the Company and its subsidiaries, taken as a whole, that (i) was not known to, or reasonably foreseeable or expected by, the Board as of the date of the Original Merger Agreement (or, if known, or reasonably foreseeable or expected, the consequences of which were not known to, or reasonably foreseeable or expected by, the Board as of the date of the Original Merger Agreement) and (ii) does not relate to (A) any Acquisition Proposal and (B) the mere fact, in and of itself, that (x) there is any change in the trading price or trading volume of shares of Common Stock after the date of the Original Merger Agreement or (y) the Company or any of its subsidiaries meets or exceeds any revenue, earnings or other financial projections or forecasts (provided, that, the underlying cause of such events described in the foregoing clause (B) may be taken into account in determining whether an Intervening Event has occurred).

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“Superior Proposal” is defined in the Merger Agreement to mean any bona fide, written Acquisition Proposal made after the date of the Original Merger Agreement for an Acquisition Transaction that the Board has determined in good faith (after consultation with the Company’s outside financial advisor and legal counsel) would be more favorable from a financial point of view to the shareholders (in their capacity as shareholders), if consummated, than the Merger, and, after taking into account all legal, financial and regulatory aspects of such Acquisition Proposal and other aspects of such Acquisition Proposal that the Board deems relevant, is reasonably likely to be consummated in accordance with its terms. For purposes of this definition, all references to “20%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”

Company Board Recommendation Change

At any time prior to obtaining the Company Shareholder Approval, the Board (or a committee thereof) may effect a Company Board Recommendation Change in response to an Intervening Event if the Board (or a committee thereof) determines in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that the failure to do so would reasonably be expected to be inconsistent with the fiduciary duties owed by the Company’s directors under applicable law. Prior to effecting such Company Board Recommendation Change:

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the Company must provide Parent with at least four business days’ prior written notice, which notice will (a) advise Parent that the Board (or a committee thereof) intends to effect a Company Board Recommendation Change, and (b) describe such Intervening Event in reasonable detail;

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if requested by Parent, during the four business day period after delivery of the notice of the Company Board Recommendation Change, the Company and its representatives must negotiate in good faith with Parent and its representatives to enable Parent to propose revisions to the terms and conditions of the Merger Agreement such that such Intervening Event would not warrant the Board (or a committee thereof) to make a Company Board Recommendation pursuant to the Merger Agreement;

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at the end of such four business day period and taking into account any changes to the terms and conditions of the Merger Agreement proposed by Parent, the Board (or a committee thereof) determines in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that the failure of the Board (or a committee thereof) to make such a Company Board Recommendation Change in response to such Intervening Event would reasonably be expected to be inconsistent with the fiduciary duties owed by the Company’s directors under applicable law.

Furthermore, at any time prior to obtaining the Company Shareholder Approval, the Board may effect a Company Board Recommendation Change or terminate the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal (and pay to Parent the Termination Fee) if, after receiving a bona fide, written Acquisition Proposal that did not result from a breach of the non-solicitation restrictions described above, the Board (or a committee thereof) determines in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that (a) such Acquisition Proposal is a Superior Proposal, and (b) failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties owed by the Company’s directors under applicable law. Prior to effecting such Company Board Recommendation Change or terminating the Merger Agreement pursuant to the terms thereof:

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the Company must provide Parent with at least four business days’ prior written notice to the effect that the Board (or a committee thereof) has (i) received a written Acquisition Proposal that has not been withdrawn; (ii) concluded in good faith that such Acquisition Proposal constitutes a Superior Proposal; and (iii) resolved to effect a Company Board Recommendation Change or to terminate the Merger Agreement pursuant to the terms thereof, which notice will describe the basis for such Company Board Recommendation Change or termination and the material terms and conditions of such Acquisition Proposal and will include a copy of such Acquisition Proposal; and

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if requested by Parent, during the four business day period after delivery of the notice of the Company Board Recommendation Change, the Company and its representatives must negotiate in good faith with Parent and its representatives to enable Parent to propose revisions to the terms and conditions of the Merger Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal.

Notice of Acquisition Proposals; Permitted Disclosures

During the Pre-Closing Period, the Company has agreed to notify Parent, orally and in writing, promptly (and, in any event, within one business day) after the Company has actual knowledge of any Acquisition Proposal or any inquiry or other indication that could reasonably be expected to result in or lead to an Acquisition Proposal. Such notice must include a summary of the material terms and conditions of such Acquisition Proposal, inquiry or indication (including the name of the person(s) making such Acquisition Proposal, inquiry or indication). The Company must provide Parent a copy of such Acquisition Proposal, inquiry or indication (if made in writing) or a written description thereof (if not made in writing). The Company is also obligated to promptly (and, in any event, within one business day) keep Parent reasonably informed of the status and material terms and conditions of any such Acquisition Proposal, inquiry or indication (including any material amendments thereto) (including the name of the person(s) making such Acquisition Proposal, inquiry or indication).

Nothing in the Merger Agreement prohibits the Company or the Board from (i) taking and disclosing to the shareholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act, including making a customary “stop, look and listen” communication to the shareholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any similar communication), (ii) informing any person of the existence of the non-solicitation provisions contained in the Merger Agreement, or (iii) complying with the Company’s disclosure obligations under U.S. federal or state law with regard to an Acquisition Proposal.

Company Shareholder Approval

As promptly as reasonably practicable after the date of the Original Merger Agreement (and, in any event, not later than August 6, 2025), the Company will prepare and file a preliminary proxy statement with the SEC. This proxy statement fulfills such obligation. Subject to and except as otherwise permitted by the Merger Agreement, this proxy statement will include the Company Board Recommendation. The Company must use its reasonable best efforts to resolve and respond as promptly as practicable to comments by the SEC staff in respect of this proxy statement as promptly as practicable after the date of the Original Merger Agreement. The Company will provide Parent and its counsel with copies of any written comments, and will also provide Parent and its counsel with a summary of any oral comments, that the Company or its counsel receive from the SEC or its staff with respect to this proxy statement as promptly as practicable after receipt of such comments, and any written or oral responses thereto.

Promptly (and in any event no more than five business days) after the earlier of (i) the 10th day after the preliminary proxy statement is filed with the SEC, if the SEC has not informed the Company that it will review the preliminary proxy statement, and (ii) confirmation by the SEC that the SEC has no further comments on the preliminary proxy statement, the Company will file the definitive proxy statement and cause the definitive proxy statement to be mailed to the shareholders as of the record date established for the Company Meeting.

Promptly following such mailing, the Company has agreed to take all action necessary in accordance with the TBOC, the Company’s organizational documents, and the rules and regulations of Nasdaq (as applicable) to duly call, give notice of, convene and hold a meeting of the shareholders for the purpose of obtaining the Company Shareholder Approval (the “Company Meeting”). The Company may postpone or adjourn the Company Meeting (i) with the express written consent of Parent, (ii) if a quorum has not been established, (iii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Board has determined in good faith is necessary or advisable and for such supplemental or amended disclosure to be disseminated and reviewed by the shareholders prior to the Company Meeting, (iv) to solicit additional proxies if necessary in order to obtain the Company Shareholder Approval or (v) if required by law. However, the Company will not postpone or adjourn the Company Meeting (A) pursuant to clauses (iii), (iv), or (v) for more than ten business days after the date for which the Company Meeting is originally scheduled without Parent’s express written consent (which consent will not be unreasonably withheld, delayed or conditioned) and (B) to a date after the date that is two business days prior to the Termination Date.

Filings; Consents

Subject to the terms and conditions of the Merger Agreement, each of the Company, on the one hand, and Parent and Merger Sub, on the other hand, have agreed to cooperate with the other party and use its respective reasonable best efforts to take or cause to be taken all actions, and to do or cause to be done all things, necessary, proper or advisable on its part pursuant to applicable law or otherwise to consummate and make effective, as promptly as practicable, the Merger Transactions, including:

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obtaining all consents, waivers, approvals, order and authorizations from governmental authorities, and making all registrations, declarations and filings with governmental authorities, in each case that are necessary or advisable to consummate the Merger Transactions; and

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to the extent requested by Parent, obtaining all consents, waivers and approvals, and delivering all notifications, in each case pursuant to any material contracts, leases, or material permits in connection with the Merger Agreement and the consummation of the Merger Transactions.

Further, subject to any restrictions under applicable law and certain exceptions set forth in the Merger Agreement, Parent, Merger Sub and the Company have agreed to use their respective reasonable best efforts to (and to cause their respective subsidiaries to):

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promptly notify the other party of (and, if in writing, furnish them with copies of (or in the case of oral communications, advise them of the contents of)) any material communication received by such party from a governmental authority in connection with the Merger Transactions;

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permit the other party to review and discuss in advance (and to consider in good faith any comments made by the other party in relation to) any proposed draft notifications, formal notifications, filings, submissions or other material written communications (and any documents submitted therewith) made in connection with the Merger Transactions to a governmental authority;

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keep the other party reasonably informed with respect to the status of any submissions and filings to any governmental authority in connection with the Merger Transactions and any developments, meetings or discussions with any governmental authority in respect thereof; and

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not independently participate in any substantive meeting, hearing, proceeding or discussions with or before any governmental authority in respect of the Merger Transactions without giving the other party reasonable prior notice of such meeting, hearing, proceeding or discussion, and, unless prohibited by such governmental authority, the opportunity to attend or participate.

Parent and Merger Sub are required to use reasonable best efforts to obtain all necessary governmental consents to consummate the Merger Transactions, and to contest or defend any legal proceedings brought by governmental authorities challenging the Merger Agreement or the Merger Transactions or seeking to prevent the consummation of the Merger Transactions. This includes efforts to overturn or vacate any governmental orders that would prohibit the Closing. However, Parent and Merger Sub are not required to initiate legal proceedings against any governmental authority.

Notwithstanding the foregoing, neither Parent, Merger Sub, nor their respective affiliates are required to, nor may the Company or its affiliates (without Parent’s prior written consent), agree to any divestiture, sale, transfer, lease, license, or other disposition or encumbrance of any business, assets, or rights, or to any restriction or limitation on the ownership or operation of their businesses, in order to obtain regulatory approval, avoid the entry of a governmental order that would prohibit the Closing or overturn or vacate a governmental order that would prohibit the Closing. Additionally, Parent, Merger Sub and their respective affiliates are not required to take or agree to any action that, in Parent’s good faith judgment, would reasonably be expected to limit or impair their ownership or control of their businesses or assets, as further set forth in the Merger Agreement. The Merger Agreement also provides that neither Parent, Merger Sub, the Company nor any of their respective subsidiaries will be required to agree to the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments), or the provision of additional security (including a guaranty), in connection with the Merger Transactions, including in connection with obtaining any third party consent.

Stock Exchange Delisting; Deregistration

Prior to the Effective Time, the Company will cooperate with Parent and take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable law to cause (a) the delisting of the Common Stock from Nasdaq as promptly as practicable after the Effective Time, and (b) the deregistration of the Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting.

Guarantee

Hearst Communications has agreed to unconditionally and irrevocably guarantee, as primary obligor and not merely as surety, the full and punctual payment and performance of all obligations, liabilities, covenants and agreements required to be observed and performed or paid or reimbursed by Parent and Merger Sub under the Merger Agreement, including with respect to the payment of the Merger Consideration (the “Guaranteed Obligations”). The guarantee is one of payment and performance. The guarantee is a continuing guarantee that will remain in full force and effect until Parent and Merger Sub no longer have any Guaranteed Obligations. For so long as the guarantee remains in effect, Hearst Communications has waived and will not exercise any rights that it may acquire by way of subrogation, contribution, reimbursement or indemnification for payments made under this guarantee until all Guaranteed Obligations will have been indefeasibly paid and discharged in full.

Subject to the provisions of the guarantee, including the limitations contained therein, the guarantee is a continuing one and remain in full force and effect until Parent and Merger Sub no longer have any Guaranteed Obligations. The Guaranteed Obligations will be discharged as a result of (i) indefeasible payment in full of the Guaranteed Obligations in accordance with the terms of the Merger Agreement, or (ii) those defenses to the payment of the Guaranteed Obligations that Parent or Merger Sub has (A) arising from fraud or willful breach by the Company or (B) under the specific terms of the Merger Agreement. As a separate and independent stipulation, the guarantee will continue to be effective or be automatically reinstated (as the case may be) if at any time all or part of the payment or performance of any Guaranteed Obligations is rescinded or otherwise must be returned upon the insolvency, bankruptcy, or reorganization of Parent or Merger Sub.

Indemnification and Insurance

Parent and Merger Sub agree that all rights to exculpation, indemnification and advancement of expenses now existing in favor of the current or former directors, officers or employees, as the case may be, of the Company or its subsidiaries (and any person who becomes a director, officer or employee of the Company or any of its subsidiaries prior to the Effective Time) (collectively, the “Indemnified Persons”) as provided in their respective organizational documents or in any contract entered into between the Company or its subsidiaries, on the one hand, and any Indemnified Person, on the other hand, as in effect immediately prior to the Effective Time will survive the Merger. For a period of six years after the Effective Time, the surviving corporation will maintain in effect the exculpation, indemnification and advancement of expenses provisions of the Company’s and any of its subsidiaries’ organizational documents or in any contract entered in between the Company or its subsidiaries and any Indemnified Person, in each case as in effect immediately prior to the Effective Time, and will not amend, repeal or otherwise modify any such provisions in any manner except as required by applicable law.

For a period of six years after the Effective Time, the surviving corporation will (and Parent will cause the surviving corporation to) indemnify and hold harmless, to the fullest extent permitted under applicable law and the organizational documents of the Company and its subsidiaries, and any indemnification agreements with the Company or any of its subsidiaries, in each case in effect as of the date of the Original Merger Agreement, each Indemnified Person from and against any costs, fees and expenses (including attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any legal proceeding, to the extent that such legal proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to (i) any action or omission, or alleged action or omission, occurring or alleged to occur at or prior to the Effective Time (whether asserted or claimed prior to, at or after the Effective Time) in such Indemnified Person’s capacity as a director, officer, employee or agent of the Company or any of its subsidiaries or other affiliates; and (ii) the Merger Transactions, as well as any actions taken by the Company, Parent or Merger Sub with respect to the Merger Transactions (including any disposition of assets of the surviving corporation or any of its subsidiaries that is alleged to have rendered the surviving corporation or any of its subsidiaries insolvent)

For a period of six years from and after the Effective Time, the surviving corporation will (and Parent will cause the surviving corporation to), maintain in effect the Company’s and its Subsidiaries’ current directors’ and officers’ liability insurance as in effect on the date of the Original Merger Agreement (the “D&O Insurance”) in respect of acts or omissions occurring at or prior to the Effective Time on terms (including with respect to coverage, conditions, retentions, limits and amounts) that are equivalent to those of the D&O Insurance, except that in no event will the surviving corporation be required to pay with respect to such insurance policies more than 300% of the aggregate annual premium most recently paid by the Company for coverage for its last full fiscal year. If the surviving corporation is unable to obtain such insurance because its cost exceeds such maximum amount, then the surviving corporation will be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the maximum amount from an insurance carrier with the same or better credit rating as the Company’s current D&O Insurance. In lieu of such insurance, prior to the Effective Time, the Company may, at Parent’s request, purchase a six-year prepaid “tail” policy with respect to the D&O Insurance. The Company will not pay an aggregate amount for such policy in excess of the maximum amount set forth above.

Employee Matters

For a period of one year following the Effective Time (or until an earlier termination of employment or, if longer, the time period specified in any employment contract, retention letter or change in control agreement), Parent has agreed that it will provide (or cause the surviving corporation and its subsidiaries to provide) to each employee of the Company or any of its subsidiaries immediately prior to the Effective Time who continues to be employed by Parent or one of its subsidiaries (including the surviving corporation) immediately following the Effective Time (each, a “Continuing Employee”): (i) a base salary or hourly wage rate that is substantially comparable to the base salary or hourly wage rate provided to such Continuing Employee immediately prior to the Closing, (ii) short-term cash bonus and other short-term cash incentive compensation opportunities (excluding equity, equity-based and deferred compensation rights and opportunities) that are substantially comparable in the aggregate to those provided to such Continuing Employee immediately prior to the Closing, (iii) other employee benefits that are substantially comparable in the aggregate to the employee benefits provided to similarly situated employees of Hearst Newspapers, and (iv) severance which is no less favorable than the severance that would have been provided under the Company Severance Plan if such Company Severance Plan were in effect.

For all purposes under the benefit plans and arrangements of Parent and its subsidiaries covering any Continuing Employee and as further described in the Merger Agreement, Parent will exercise commercially reasonable efforts to cause such Continuing Employee to be credited with his or her years of service with the Company and its subsidiaries before the Effective Time. However, the foregoing will not apply to the extent that its application would result in a duplication of benefits. In addition, Parent will exercise commercially reasonable efforts to cause each Continuing Employee to be immediately eligible to participate, without any waiting time, in any employee benefit plans sponsored by Parent or its subsidiaries that are available to similarly situated employees of Hearst Newspapers (such plans, collectively, the “New Plans”) to the extent coverage under such New Plans replaces or is intended to replace coverage under a comparable company benefit plan in which such Continuing Employee participates immediately before the Effective Time (such plans, collectively, the “Old Plans”). For purposes of each New Plan providing medical, dental, pharmaceutical, vision, disability or other welfare benefits to any Continuing Employee, Parent will exercise commercially reasonable efforts to cause all pre-existing conditions or limitations, physical examination requirements and evidence of insurability requirements to be waived for such Continuing Employee. Any eligible expenses incurred by any Continuing Employee under an Old Plan will be taken into account under the corresponding New Plan for purposes of satisfying all deductible, co-payments, coinsurance, offset and maximum out-of-pocket requirements applicable to such persons.

At least five business days before the Closing Date, the Company will take (or cause to be taken) all actions necessary or appropriate to terminate, effective no later than the day immediately preceding the Closing Date, the Company Severance Plan, the ICP, and the Savings Plan. Notwithstanding the earlier termination of the ICP, no later than 60 days following the Closing, Parent will, or will cause the surviving corporation to, pay the ICP Bonuses to each of the eligible participants thereunder in accordance with the terms of the ICP and as set forth on the Company’s disclosure letter.

Transaction Litigation

The Company will provide Parent with prompt notice of, and will keep Parent reasonably informed with respect to the status of, any legal proceeding commenced or threatened in writing against any party to the Merger Agreement or any of its subsidiaries, affiliates, directors or otherwise relating to such persons in connection with, arising from or otherwise relating to the Merger Transactions (other than any legal proceedings among the parties related to the Merger Agreement and the other transaction documents contemplated thereby) (“Transaction Litigation”). With respect to any such Transaction Litigation, the Company will (a) give Parent the opportunity to participate in the defense, settlement or prosecution of such Transaction Litigation; and (b) consult with Parent with respect to the defense, settlement and prosecution of such Transaction Litigation. The Company may not compromise, settle, or come to an arrangement regarding any such Transaction Litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed).

Other Covenants

The Merger Agreement contains other covenants, including, but not limited to, covenants relating to access to information, notification with respect to certain matters, takeover statutes, public announcements, and matters related to Section  16 of the Exchange Act.

Conditions to Closing

Mutual Closing Conditions

The obligations of each of the parties to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) at or prior to the Effective Time of the following conditions:

•	receipt of the Company Shareholder Approval; and

•	the absence of any law or governmental order that prevents, restrains, enjoins, prohibits or makes illegal the consummation of the Merger.

Company Closing Conditions

The obligation of the Company to consummate the Merger is further subject to the satisfaction or waiver (where permissible pursuant to applicable law) at or prior to the Effective Time of the following conditions:

•

the representations and warranties of Parent and Merger Sub contained in the Merger Agreement will be true and correct, without giving effect to any qualifications as to “materiality,” “Parent Material Adverse Effect” or other similar qualifications, at and as of the date of the Original Merger Agreement and at and as of the Closing Date as though made on the Closing Date (except for representations and warranties that relate to a specific date or time, which need only be true and correct as of such date or time), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect;

•

each of Parent and Merger Sub will have performed or complied in all material respects with all covenants and agreements required to be performed or complied with by it under the Merger Agreement at or prior to the Closing Date; and

•	the Company will have received a certificate signed by an executive officer of Parent, certifying that the conditions set forth in the preceding bullets have been satisfied.

For purposes of the Merger Agreement, a “Parent Material Adverse Effect” means any effect, change, event, occurrence, fact, condition, circumstance or development that, individually or in the aggregate, has prevented, or materially delayed or materially impaired, or would reasonably be expected to prevent, or materially delay or materially impair, the consummation of the Merger Transactions or the performance by Parent or Merger Sub of any of their obligations under the Merger Agreement.

Parent and Merger Sub Closing Conditions

The obligations of Parent and Merger Sub to consummate the Merger are further subject to the satisfaction or waiver (where permissible pursuant to applicable law) at or prior to the Effective Time of the following conditions:

•

the representations and warranties of the Company contained in the sections titled “Organization; Good Standing,” “Corporate Power; Enforceability,” “Company Board Approval,” “Company Shareholder Approval,” “Anti-Takeover Laws,” “Non-Contravention” subpart (a)(i), “Subsidiaries,” “Capital Stock of Subsidiaries,” “Other Investments,” and “Brokers” in the Merger Agreement, without giving effect to any qualifications as to materiality or Company Material Adverse Effect or other similar qualifications, will be true and correct in all material respects as of the date of the Original Merger Agreement and as of the Closing Date as though made on the Closing Date (except for representations and warranties that relate to a specific date or time, which need only be true and correct in all material respects as of such date or time); (ii) the representations and warranties of the Company contained in the section entitled “Capitalization” in the Merger Agreement will be true and correct in all respects other than such inaccuracies as are de minimis in the aggregate as of the date of the Original Merger Agreement and as of the Closing Date as though made on the Closing Date (except for representations and warranties that relate to a specific date or time, which need only be so true and correct as of such date or time); (iii) the representations and warranties of the Company contained in the subpart (a) of the section entitled “Absence of Certain Changes” in the Merger Agreement will be true and correct in all respects as of the date of the Original Merger Agreement and as of the Closing Date as though made on the Closing Date (except for representations and warranties that relate to a specific date or time, which need only be so true and correct as of such date or time); and (iv) the other representations and warranties of the Company contained in the Merger Agreement, without giving effect to any qualifications as to materiality or Company Material Adverse Effect or other similar qualifications contained therein, will be true and correct as of the date of the Original Merger Agreement and as of the Closing Date as though made on the Closing Date (except for representations and warranties that relate to a specific date or time, which need only be true and correct as of such date or time), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect;

•

the Company having performed or complied in all material respects with all covenants and agreements required to be performed or complied with by it under the Merger Agreement at or prior to the Closing Date;

•	no Company Material Adverse Effect having occurred since the date of the Original Merger Agreement and be continuing;

•	Parent having received a certificate signed by an executive officer of the Company, certifying that the conditions set forth in the preceding bullets have been satisfied; and

•	the Company having Net Cash in an amount no less than $20.0 million as of the Effective Time.

For purposes of the Merger Agreement, a “Company Material Adverse Effect” means any effect, change, event, occurrence, fact, condition, circumstance or development that, individually or in the aggregate, (a) has had or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), or results of operations of the Company and its subsidiaries, taken together as a whole, or (b) has prevented, or materially delayed or materially impaired, or would reasonably be expected to prevent, or materially delay or materially impair, the consummation by the Company of the Merger Transactions or the performance by the Company of any of its obligations under the Merger Agreement; provided, however, that adverse effects arising out of, resulting from or attributable to the following will not constitute or be deemed to contribute to a Company Material Adverse Effect, and will not otherwise be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur: (i) changes or proposed changes in law or other legal or regulatory conditions (or the interpretation or enforcement thereof)

or changes or proposed changes in GAAP or other accounting standards (or the interpretation or enforcement thereof); (ii) changes in general economic or regulatory conditions, or changes in securities, credit or other financial markets, including interests rates or exchange rates, in the United States or globally, or changes generally affecting the industries (including seasonal fluctuations) in which the Company or its subsidiaries operate in the United States or globally; (iii) changes in global or national political conditions (including the outbreak or escalation of war (whether or not declared), military action, sabotage or acts of terrorism), changes due to natural disasters or changes in the weather or changes due to the outbreak or worsening of an epidemic, pandemic or other health crisis; (iv) actions or omissions required of the Company under the Merger Agreement or taken or not taken at the express written request of, or with the express written consent of, the Parent or any of its affiliates (after disclosure by the Company to Parent of all relevant material information); (v) the negotiation, announcement, or pendency of the Merger Agreement and the Merger Transactions, including the identity of, or the effect of any fact or circumstance relating to, the Parent or any of its affiliates or any communication by Parent or any of its affiliates regarding plans, proposals or projections with respect to the Company, its subsidiaries or their employees (including any impact on the relationship of the Company or any its subsidiaries, contractual or otherwise, with its customers, suppliers, distributors, vendors, lenders, employees or partners); provided that this clause (v) will not apply to certain representations or warranties of the Company related to the absence of conflicts and necessary consents or to compliance with the certain covenants related to the Company’s conduct prior to the Closing; (vi) any legal proceeding arising from allegations of breach of fiduciary duty or violation of law relating to the Merger Agreement or the Merger Transactions; (vii) in and of itself, any change in the trading price or trading volume of shares of Common Stock (except that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur); and (viii) in and of itself, any failure by the Company or any of its subsidiaries to meet any revenue, earnings or other financial projections or forecasts (except that the underlying cause of such failure may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur). However, the exclusions in each of clauses (i) – (iii) above will not apply to the extent such effects disproportionately adversely affect the Company and its subsidiaries, taken as a whole, relative to other companies operating in the industry in which the Company and its subsidiaries operate (in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur).

Termination

Mutual Termination Rights

The Merger Agreement may be terminated at any time prior to the Effective Time by either the Company or Parent in the following instances:

•	by mutual written agreement of Parent and the Company;

•	if the Company Shareholder Approval is not obtained in a vote held at the Company Meeting (or at any adjournment or postponement thereof);

•

if any law enacted after the date of the Original Merger Agreement or final and nonappealable governmental order has the effect of preventing, restraining, enjoining, prohibiting or making illegal the Closing; or

•	if the Effective Time has not been occurred on or before the Termination Date.

Notwithstanding the foregoing, the right to terminate the Merger Agreement as described above will not be available to any party whose material breach of the Merger Agreement is the principal cause of (i) the failure to obtain the Company Shareholder Approval, (ii) the governmental order becoming final and nonappealable, as the case may be, or (iii) the failure of the Effective Time to have occurred on or before the Termination Date.

Termination Rights of the Company

In addition to the termination rights described above, the Company may also terminate the Merger Agreement in the following instances:

•

Parent or Merger Sub breaches or fails to perform or comply with its respective representations, warranties, covenants or agreements under the Merger Agreement, the breach or failure results in Parent or Merger Sub being unable to satisfy certain closing conditions, and Parent fails to cure the breach or failure by the earlier of (x) 30 days after written notice and (y) the Termination Date. However, the Company will not have the right to terminate the Merger Agreement as described in this bullet point if the Company is then in material breach of or any representations, warranties, covenants or other agreements contained in the Merger Agreement that would itself result in a failure of the conditions to the Closing with respect to the accuracy of the Company’s representations and warranties or performance of the Company’s obligations; or

•

prior to obtaining the Company Shareholder Approval, (i) the Company has received a Superior Proposal, (ii) the Board (or a committee thereof) authorizes the Company to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, (iii) the Company has not materially breached any of its non-solicitation obligations under the Merger Agreement with respect to such Superior Proposal and (iv) simultaneously with such termination, (x) the Company pays to Parent the Termination Fee and (y) enters into such Alternative Acquisition Agreement.

Termination Rights of Parent

In addition to the termination rights described above, the Parent may also terminate the Merger Agreement in the following instances:

•

if (i) the Board (or a committee thereof) has effected a Company Board Recommendation Change or (ii) the Company or any of its subsidiaries has entered into an Alternative Acquisition Agreement to consummate an Acquisition Transaction; or

•

the Company breaches or fails to perform or comply with its respective representations, warranties, covenants or agreements under the Merger Agreement, the breach or failure results in the Company being unable to satisfy certain closing conditions, and the Company fails to cure the breach or failure by the earlier of (x) 30 days after written notice and (y) the Termination Date. However, Parent will not have the right to terminate the Merger Agreement as described in this bullet point if Parent is then in material breach of or any representations, warranties, covenants or other agreements contained in the Merger Agreement that would itself result in a failure of the conditions to the Closing with respect to the accuracy of Parent’s representations and warranties or performance of Parent’s obligations.

In the event that the Merger Agreement is validly terminated, the Merger Agreement will be of no further force or effect without liability of any party to the Merger Agreement (or any direct or indirect equity holder, controlling person, partner, member, manager, stockholder, director, officer, employee, affiliate, agent or other representative of such party) to the other parties. However, such termination will not (i) relieve any party of liability for damages to the other party resulting from any willful breach of the Merger Agreement prior to the valid termination of the Merger Agreement, and (ii) certain provisions specified in the Merger Agreement (including the obligation of the Company to pay the Termination Fee in certain circumstances, as further described below in the section entitled “—Termination Fee”) will survive the termination of the Merger Agreement.

Termination Fee

The Company will pay to Parent the Termination Fee if the Merger Agreement is validly terminated:

•

by the Company if, prior to the Company obtaining the Company Shareholder Approval, the Board authorizes the Company to terminate the Merger Agreement and enter into an Alternative Acquisition Agreement with respect to a Superior Proposal in accordance with the terms of the Merger Agreement;

•	by Parent (a) if the Company has effected a Company Board Recommendation Change or (b) the Company or any of its subsidiaries enters into an Alternative Acquisition Agreement;

•

by the Company because the Company Shareholder Approval was not obtained at the Special Meeting or any postponement or adjournment thereof, and, at the time of such termination, Parent was entitled to terminate the Merger Agreement on account of a Company Board Recommendation Change or the Company or any of its subsidiaries had entered into an Alternative Acquisition Agreement; or

•

by (a) the Company or Parent, if (i) the Effective Time has not occurred by the Termination Date or (ii) the Company Shareholder Approval is not obtained at the Special Meeting or any postponement or adjournment thereof, or (b) Parent, if the Company breaches or fails to perform or comply with its representations, warranties, covenants or agreements under the Merger Agreement, and such breach or failure results in the Company being unable to satisfy certain closing conditions and the Company fails to cure the breach or failure by the earlier of 30 days after written notice and the Termination Date, and if (x) an Acquisition Proposal pursuant to which a third party would acquire at least 50% of the Company’s voting power or assets has been publicly made (or in certain circumstances, communicated to the Board) following the date of the Original Merger Agreement (and in certain circumstances, not withdrawn) (A) prior to the Company Meeting, in the case of a termination as described in clause (a)(ii) above, or (B) prior to the termination of the Merger Agreement, in the case of a termination as described in clause (a)(i) or clause (b) above, and (y) at any time on or prior to the 12-month anniversary of the termination, the Company completes or enters into a definitive agreement with respect to such Acquisition Proposal or consummates such Acquisition Transaction.

In the event the Termination Fee becomes payable to Parent pursuant to the Merger Agreement:

•

the right to receive the Termination Fee will constitute liquidated damages and will be the sole and exclusive remedy of Parent, Merger Sub, and the former, current and future direct or indirect holders of any equity, controlling persons, representatives, affiliates (other than Parent or Merger Sub), members, managers, general or limited partners, stockholders and assignees of Parent and Merger Sub (collectively, other than Parent or Merger Sub, the “Parent Related Parties”) for any cost, expense, loss or damage in respect of the Merger Agreement and the Merger Transactions (each, a “Merger Claim”); and

•

except in the event of fraud or a willful breach of the Merger Agreement by the Company, upon Parent’s receipt of the Termination Fee and if applicable, the collection costs with respect thereto, (i) in no event will Parent, Merger Sub or any Parent Related Parties seek to recover any other remedy based on a claim in law or equity with respect to any Merger Claim from the Company, its subsidiaries, and the former, current and future holders of any equity, controlling persons, representatives, affiliates, members, managers, general or limited partners, stockholders, directors, officers, employees, agents, attorneys and assignees of each of the Company, its subsidiaries and each of their respective affiliates and former, current and future holders of any equity, controlling persons, representatives, affiliates, members, managers, general or limited partners, stockholders, directors, officers, employees, agents, attorneys and assignees of each of the foregoing (collectively, other than the Company, the “Company Related Parties”), and (ii) none of the Company and the Company Related Parties will have any further liability or obligation relating to or arising out of the Merger Agreement or the Merger Transactions.

If the Company fails to promptly pay the Termination Fee when due, and Parent commences a legal proceeding that results in a judgment against the Company, then the Company will be required to pay to Parent the reasonable and documented out-of-pocket costs and expenses of Parent in connection with such legal proceeding, together with interest on such amount at an annual rate equal to the prime rate (as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made) plus 5% through the date that such payment or portion thereof is actually received, or a lesser rate that is the maximum permitted by applicable law.

While Parent may pursue both a grant of specific performance as described below in the section entitled “—Specific Performance,” and the payment of the Termination Fee described above, under no circumstances will Parent be permitted or entitled to receive both a grant of specific performance that results in the consummation of the Merger and any money damages, including all or any portion of the Termination Fee.

Survival of Representations, Warranties and Covenants

None of the representations, warranties, covenants, obligations or other agreements in the Merger Agreement or in any certificate, statement or instrument delivered pursuant to the Merger Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions will survive the Effective Time, except for those covenants or agreements contained therein which by their terms expressly apply in whole or in part after the Effective Time.

Expenses

Except as otherwise expressly provided in the Merger Agreement, all expenses incurred in connection with the Merger Agreement and the Merger Transactions will be paid by the party incurring such expenses.

Governing Law

The Merger Agreement and all legal proceedings arising out of or relating to the Merger Agreement or the actions of Parent, Merger Sub or the Company in the negotiation, administration, performance and enforcement the Merger Agreement, will be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

Specific Performance

Except as otherwise expressly provided in the Merger Agreement, any and all remedies therein expressly conferred upon a party to the Merger Agreement are cumulative with and not exclusive of any other remedy conferred in the Merger Agreement, or by law or equity upon such party, and the exercise by a such party of any one remedy will not preclude the exercise of any other remedy. Each such party is entitled to an injunction or injunctions, specific performance or other equitable relief to prevent any breaches or threatened breaches of the Merger Agreement by any other party thereto and to enforce the terms and provisions of the Merger Agreement and any other agreement or instrument executed in connection therewith. The parties agreed to waive any objections to any remedy referred to in this section (including any objection on the basis that there is an adequate remedy at law or that an award of such remedy is not an appropriate remedy for any reason at law or equity). For the avoidance of doubt, each party to the Merger Agreement agreed that there is not an adequate remedy at law for a breach of the Merger Agreement by any party thereto. In the event any such party seeks any remedy referred to in this section, such party will not be required to post or provide any bond or other security in connection with or as a condition to obtaining any such remedy.

Amendments; Extensions; Waivers

The Merger Agreement may not be amended except by an instrument in writing signed by Parent, Merger Sub and the Company. At any time prior to the Effective Time, any party to the Merger Agreement may, to the extent legally allowed and except as otherwise set forth in the Merger Agreement, (a) extend the time for the performance of any of the obligations or other acts of the other parties, as applicable, (b) waive any inaccuracies in the representations and warranties made to such party in the Merger Agreement, and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained in the Merger Agreement.

VOTING AGREEMENT

Concurrent with the execution of the Original Merger Agreement and as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Original Merger Agreement, Parent entered into the Voting Agreement, a copy of which is attached as Annex C to this proxy statement, with the Supporting Shareholders with respect to the Subject Shares, representing in the aggregate approximately 1.6% of the outstanding shares of Series A Common Stock, approximately 96.3% of the outstanding shares of Series B Common Stock and approximately 55.0% of the aggregate voting power of the Common Stock as of the date of Original Merger Agreement.

The Supporting Shareholders, including Robert W. Decherd, have agreed to vote all of their Subject Shares:

•	in favor of, among other things, the approval of the Merger Agreement, the transactions contemplated thereby (including the Merger) and all agreements related thereto; and

•

against, among other things, any proposal for an alternative transaction, any alternative acquisition agreement, and any action, proposal, transaction or agreement that would reasonably be expected to prevent, delay or otherwise adversely affect the consummation of the transactions contemplated by the Merger Agreement (including the Merger), result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of the Supporting Shareholders under the Voting Agreement, or result in certain closing conditions under the Merger Agreement not being fully satisfied.

In addition, each Supporting Shareholder has agreed not to take certain actions, including (i) soliciting any proposal for an alternative transaction, subject to certain exceptions, (ii) transferring or (with respect to shares of Series B Common Stock) converting any Subject Shares, subject to certain exceptions, or (iii) granting any proxies or powers of attorney inconsistent with such Supporting Shareholder’s obligations under the Voting Agreement.

The Voting Agreement will terminate upon the earliest to occur of (i) the Effective Time, (ii) the date of certain material amendments to the Merger Agreement or waivers with respect to the Company’s rights under the Merger Agreement, (iii) the written agreement of Parent and each Supporting Shareholder to terminate the Voting Agreement, (iv) the valid termination of the Merger Agreement in accordance with its terms, (v) receipt of the Company Shareholder Approval, (vi) a Board Recommendation Change and (vii) a material breach of the Voting Agreement by Parent that remains uncured on the earlier of (a) 30 days following written notice from the Supporting Shareholders to Parent of such breach and (b) five days before the then-scheduled date of the Special Meeting.

In connection with the Voting Agreement, the Company provided certain insurance coverage under the Company’s existing director and officer insurance policy for the benefit of Mr. Decherd and reimbursed him for $150,000 of certain legal fees and expenses. The Company has agreed to reimburse Mr. Decherd for up to $100,000 of certain additional legal fees and expenses (or total reimbursement of up to $250,000) upon the Closing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated, the following tables set forth the beneficial ownership of shares of Common Stock as of    , 2025, the latest practicable date prior to the date of this filing, for:

•	our directors;

•	our named executive officers (as defined in Item 402(m)(2) of Regulation S-K);

•	our directors and current executive officers as a group; and

•

each person known to us to be the beneficial owner of more than 5% of the outstanding shares of Series A Common Stock or Series B common stock, based on 4,739,025 shares of Series A Common Stock, 613,465 shares of Series B Common Stock and 5,352,490 combined shares of Series A Common Stock and Series B Common Stock issued and outstanding as of the close of business on    , 2025.

Under SEC rules, the beneficial ownership of a person or group includes not only shares held directly or indirectly by the person or group but also shares the person or group has the right to acquire within 60 days pursuant to exercisable options and convertible securities. The information below, including the percentage calculations, is based on beneficial ownership rather than direct ownership of issued and outstanding shares, except as described in footnote (1) to the Other Principal Shareholders table below.

Unless otherwise indicated, each person listed below has sole voting power and sole dispositive power with respect to the shares of common stock indicated in the table as beneficially owned by such person. Each share of Series A Common Stock is entitled to one vote per share and each share of Series B Common Stock is entitled to 10 votes per share. Consequently, the voting power of the holders of Series B Common Stock is greater than the number of shares beneficially owned.

DallasNews Corporation Stock Ownership of Directors and Executive Officers

Shares of Common Stock Beneficially Owned And Percentage of Outstanding Shares (1)(2)
					Combined		Combined
	Series A		Series B		Series A and Series B		Series A and Series B
Name	Number	Percent	Number	Percent	Number	Percent	Votes	Percent
Grant S. Moise*+	6,308	**	—	—	6,308	**	6,308	**
Mary Kathryn (Katy) Murray+	13,369	**	—	—	13,369	**	13,369	**
Catherine (Cathy) G. Collins+	—	—	—	—	—	—	—	—
John A. Beckert*	13,910	**	—	—	13,910	**	13,910	**
Louis E. Caldera*	7,590	**	—	—	7,590	**	7,590	**
Ronald D. McCray*	7,534	**	—	—	7,534	**	7,534	**
Dunia A. Shive*	3,761	**	—	—	3,761	**	3,761	**

All directors and executive officers as a group (7 persons)	52,472	1.1%	—	—	52,472	1.0%	52,472	**

*	Director
+	Named Executive Officer
**	Less than one percent
(1)

Pursuant to SEC rules, the percentages above are calculated by taking the number of shares indicated as beneficially owned by the listed person or group and dividing that number by the sum of (a) the number of issued and outstanding shares in each series or the combined series, as applicable, plus (b) the number of shares of each series or the combined series, as applicable, that the person or group may purchase through the exercise of stock options or may receive upon the vesting and payment of restricted stock unit (“RSU”)

awards, if any. None of our named executive officers or directors held any RSUs or stock options on , 2025, or otherwise had the right to acquire additional shares within 60 days thereafter.
(2)	The number of shares shown in the table above includes shares held in the Savings Plan.

DallasNews Corporation Stock Ownership of Other Principal Shareholders (greater than 5%)

Shares of Common Stock Beneficially Owned And Percentage of Outstanding Shares
	Series A		Series B		Combined Series A and Series B (1)		Combined Series A and Series B
Name and Address	Number	Percent	Number	Percent	Number	Percent	Votes	Percent
Robert W. Decherd(1)(2) P.O. Box 655237 Dallas, TX 75265-5237	78,165	1.6%	590,665	96.3%	668,830	12.5%	5,984,815	55.0%
Allspring Global Investments Holdings, LLC, Allspring Global Investments, LLC, and Allspring Funds Management, LLC(3) 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203	425,143	9.0%	—	—	425,143	7.9%	425,143	3.9%
Denver J. Smith 350 S Race Street Denver, CO 80209 CRC Founders Fund, LP, Carlson Ridge Capital, LLC(4) 1528 Wazee Street Denver, CO 80202	266,120	5.6%	—	—	266,120	5.0%	266,120	2.4%
Dolphin III, Dolphin Associates, Dolphin Holdings, Scann2 Partners, L.P., Scann2, LLC, Trust, Remainder Trust, SDAS, LLC, and Donald T. Netter(5) 117 East Putnam Avenue Riverside, CT 06878	244,481	5.2%	—	—	244,481	4.6%	244,481	2.2%
Beryl, Beryl GP, the Partnership and David A. Witkin(6) 225 Avenue I, Suite 205 Redondo Beach, CA 90277	470,309	9.9%	—	—	470,309	8.8%	470,309	4.3%
Strategic Investment Opportunities LLC, MNG Enterprises, Inc., MNG Investment Holdings LLC 5990 Washington Street, Denver, Colorado 80216 Heath Freeman, Alden(7) 1971 W. Lumsden Road, Suite 330, Brandon, Florida 33511	470,000	9.9%	—	—	470,000	8.8%	470,000	4.3%
GBL, GAMCO, Gabelli Funds One Corporate Center, Rye, New York 10580 GCIA, GGCP, AC, Mario J. Gabelli 191 Mason Street, Greenwich, CT 06830 Teton Advisors(8) 189 Mason Street, Greenwich, CT 06830	251,650	5.3%			251,650	4.7	251,650	2.3%

(1)

These percentages are calculated by taking the person’s number of combined shares of Series A Common Stock and Series B Common Stock as reflected in the table above and dividing that number by the sum of

(a) the shares of Series A Common Stock issued and outstanding, plus (b) the total of shares of Series B Common Stock owned by the person as reflected in the table above. Shares of Series B Common Stock are convertible at any time on a share-for-share basis into shares of Series A Common Stock but not vice versa. For purposes of determining the number of shares of Series A Common Stock beneficially owned by the persons listed, the person may be deemed to be the beneficial owner of the shares of Series A Common Stock into which the shares of Series B Common Stock owned are convertible. The numbers listed in the Series A Common Stock column, however, do not reflect the shares of Series A Common Stock that may be deemed to be beneficially owned by the person listed because of this convertibility feature. If Mr. Decherd’s shares of Series A Common Stock total included shares into which the shares of Series B Common Stock held by Mr. Decherd are convertible, Mr. Decherd would be deemed to be the beneficial owner of 12.5% of the Series A Common Stock.

(2)

Based upon information contained in Amendment No. 12 to Mr. Decherd’s report on Schedule 13D, filed with the SEC on July 10, 2025, and upon information known to the Company. The following shares are included in Robert Decherd’s individual holdings because he has either sole or shared voting or dispositive power with respect to such shares or because such shares are subject to the Voting Agreement: 75,072 shares of Series B Common Stock held by The Decherd Foundation for which Mr. Decherd serves as chairman and director; 1,157 shares of Series B Common Stock owned by him and his spouse as to which he shares voting and dispositive power; and 60 shares of Series B Common Stock owned by his spouse that are subject to the Voting Agreement.

(3)

Based upon information contained in Amendment No. 5 to its report on Schedule 13G as of September 30, 2024, as filed with the SEC on October 9, 2024, Allspring Global Investments Holdings, LLC has sole voting power with respect to 410,890 of these shares and has sole dispositive power with respect to 425,143 of these shares. Allspring Global Investments, LLC has sole voting power with respect to 31,298 of these shares, and sole dispositive power with respect to 425,143 of these shares. Allspring Funds Management, LLC has sole voting power with respect to 379,592 of these shares and sole dispositive power with respect to 0 of these shares. The Amendment No. 5 to Schedule 13G was filed jointly by Allspring Global Investments Holdings, LLC, Allspring Global Investments, LLC and Allspring Funds Management, LLC.

(4)

Based upon information contained in its report on Schedule 13G as of November 15, 2024, as filed with the SEC on November 21, 2024. The Schedule 13G was filed jointly by Denver J. Smith, CRC Founders Fund, LP, and Carlson Ridge Capital, LLC, each of which has sole voting and dispositive power with respect to 266,120 of these shares and shared voting and dispositive power with respect to 0 of these shares.

(5)

Based upon information contained in its report on its Schedule 13G as of September 10, 2021, as filed with the SEC on September 22, 2021, (i) Dolphin Limited Partnership III, L.P. (“Dolphin III”) has sole voting and dispositive power with respect to 101,505 of these shares, (ii) Dolphin Associates III, LLC (“Dolphin Associates”) has sole voting and dispositive power with respect to 101,505 of these shares, (iii) Dolphin Holdings Corp. III (“Dolphin Holdings”) has sole voting and dispositive power with respect to 101,505 of these shares; (iv) Scann2 Partners, L.P. has sole voting and dispositive power with respect to 30,125 of these shares; (v) Scann2, LLC has sole voting and dispositive power with respect to 30,125 of these shares: (vi) The Netter Children Trust (“Trust”) has sole voting and dispositive power with respect to 7,500 of these shares; (vii) The Donald T. Netter Charitable Remainder Unitrust (“Remainder Trust”) has sole voting and dispositive power with respect to 15,000 of these shares; (viii) SDAS, LLC has sole voting and dispositive power with respect to 90,351 of these shares; and Donald T. Netter has sole voting and dispositive power with respect to 244,481 of these shares. Dolphin Associates serves as general partner of Dolphin III. Dolphin Holdings serves as the managing member of Dolphin Associates. Mr. Netter serves as the Senior Managing Director of Dolphin Holdings. Mr. Netter has sole voting and dispositive power over the shares held by Dolphin III. Mr. Netter disclaims beneficial ownership of the securities held by Dolphin III, except to the extent of his pecuniary interest therein. The address of each of the foregoing entities and persons is listed in the table above, except for SDAS, LLC, the address of which is 4020 Jackson Blvd, Rapid City, SD 57702.

(6)

Based upon information contained in its report on Schedule 13G, filed with the SEC on July 22, 2025. The Schedule 13G was filed jointly by (i) Beryl Capital Management LLC, a Delaware limited liability company (“Beryl”), Beryl Capital Management LP, a Delaware limited partnership (“Beryl GP”), (iii) Beryl Capital Partners II LP, a Delaware limited partnership (the “Partnership”) and (iv) David A. Witkin. Beryl, Beryl GP

and Mr. Witkin have sole voting and dispositive power with respect to 0 of these shares and shared voting and dispositive power with respect to 470,309 of these shares. The Partnership has sole voting and dispositive power with respect to 0 of these shares and shared voting and dispositive power with respect to 355,634 of these shares.

(7)

Based upon information contained in its report on Schedule 13D, filed with the SEC on July 22, 2025. The Schedule 13D was filed jointly by (i) Strategic Investment Opportunities LLC, (ii) MNG Enterprises, Inc., (iii) MNG Investment Holdings LLC, (iv) Heath Freeman, as president of Alden, and (v) Alden, each of which has sole voting and dispositive power with respect to 0 of these shares and shared voting and dispositive power with respect to 470,000 of these shares.

(8)

Based upon information contained in its report on Schedule 13D, filed with the SEC on July 28, 2025. The Schedule 13D was filed jointly by (i) GAMCO Investors, Inc. et al (“GBL”), (ii) Gabelli Funds LLC (“Gabelli Funds”), (iii) GAMCO Asset Management Inc. (“GAMCO”), (iv) Gabelli & Company Investment Advisers, Inc. (“GCIA”), (v) Teton Advisors, Inc. (“Teton Advisors”), (vi) GGGP, Inc. (“GGCP”), Associated Capital Group, Inc. (“AC”) and Mario J. Gabelli. GBL has sole voting and dispositive power with respect to 0 of these shares and shared voting and dispositive power with respect to 0 of these shares. Gabelli Funds has sole voting and dispositive power with respect to 105,350 of these shares and shared voting and dispositive power with respect to 0 of these shares. GAMCO has sole voting and dispositive power with respect to 45,000 of these shares and shared voting and dispositive power with respect to 0 of these shares. GCIA has sole voting and dispositive power with respect to 90,800 of these shares and shared voting and dispositive power with respect to 0 of these shares. Teton Advisors has sole voting and dispositive power with respect to 10,500 of these shares and shared voting and dispositive power with respect to 0 of these shares. GGCP has sole voting and dispositive power with respect to 0 of these shares and shared voting and dispositive power with respect to 0 of these shares. AC has sole voting and dispositive power with respect to 0 of these shares and shared voting and dispositive power with respect to 0 of these shares. Mario J. Gabelli has sole voting and dispositive power with respect to 0 of these shares and shared voting and dispositive power with respect to 0 of these shares.

APPRAISAL RIGHTS

General

If you hold one or more shares of Common Stock, you have the right to dissent from the Merger and have the appraised fair value of your shares of Common Stock as of the date immediately prior to the closing date of the Merger paid to you in cash under Subchapter H. If you are contemplating exercising your right to dissent, we urge you to read carefully the provisions of Subchapter H, the full text of which is available at the following URL, accessible without subscription or cost, which is incorporated into this proxy statement by reference: https://statutes.capitol.texas.gov/Docs/BO/htm/BO.10.htm, and which qualifies in all respects the following discussion of those provisions, and consult with your legal counsel before electing or attempting to exercise these rights. The following discussion describes the steps you must take if you want to exercise your right to dissent. You should read this summary and the full text of Subchapter H carefully.

Shareholders and beneficial owners considering seeking appraisal should be aware that the “fair value” of their shares as determined pursuant to Subchapter H could be more than, the same as or less than the value of the Merger Consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares.

How to Exercise and Perfect Your Right to Dissent

To be eligible to exercise your right to dissent to the Merger:

•

you must, prior to the Special Meeting, provide the Company with a written notice of objection to the Merger that states that you intend to exercise your right to dissent if the Merger Proposal is approved and the Merger is completed, and that provides an address to which a notice of effectiveness of the Merger should be delivered or mailed to you if the Merger is completed;

•	you must vote your shares of Common Stock AGAINST the Merger Proposal at the Special Meeting in person or by proxy;

•

you must, not later than the 20th day after Parent (which will be the ultimate successor to the Company if the Merger is completed) sends you notice that the Merger was completed, deliver to Parent a written demand for payment of the fair value of the shares of Common Stock you own that states the number and class of shares of Common Stock you own, your estimate of the fair value of such shares and an address to which a notice relating to the dissent and appraisal procedures may be sent; and

•	you must, not later than the 20th day after you make your demand for payment to Parent as described above, submit any certificates representing your shares of Common Stock to Parent.

Notice of Objection

If you intend to exercise your right to dissent from the Merger, prior to the Special Meeting you must send a notice of objection to the Company, addressed to:

DallasNews Corporation

1954 Commerce Street

Dallas, Texas 75201

Attention: Katy Murray, President and Secretary

If you fail to send the written notice of objection to the Merger in the proper form and prior to the Special Meeting, to vote your shares of Common Stock at the Special Meeting against the Merger Proposal or to submit your demand for payment in the proper form and on a timely basis, you will lose your right to dissent from the Merger. If you fail to submit to Parent on a timely basis any certificates formerly representing your shares of

Common Stock after you have submitted the demand for payment as described above, Parent will have the option to terminate your right of dissent as to your shares of Common Stock. In any instance of a termination or loss of your right of dissent, you will instead receive the Merger Consideration set forth in the Merger Agreement. If you comply with the first two items above and the Merger is completed, Parent will send you a written notice advising you that the Merger has been completed. Parent must deliver this notice to you within ten days after the Merger is completed.

Voting Your Shares

In order to exercise your right to dissent, you must vote your shares of Common Stock AGAINST the Merger Proposal at the Special Meeting in person or by proxy. If you return a signed proxy but fail to provide instructions as to how your shares of Common Stock are to be voted, you will be considered to have voted in favor of the Merger Proposal and you will not be able to assert dissenters’ rights. If you otherwise vote at the Special Meeting in favor of the Merger Proposal, you will not be able to assert dissenters’ rights.

Your Demand for Payment

If the Merger is completed, you have provided your written notice of objection to the Merger to the Company in a timely manner and in proper form, you have voted against the Merger Proposal at the Special Meeting as described above and you desire to receive the fair value of your shares of Common Stock in cash, you must, within 20 days of the date on which Parent sends to you notice that the Merger has been completed, deliver to Parent a written demand for payment of the fair value of your shares of Common Stock. The fair value of your shares of Common Stock will be the value of the shares on the day immediately preceding the completion of the Merger, excluding any appreciation or depreciation in anticipation of the Merger. After the Merger is completed, your written demand and any notice sent to Parent must be addressed to:

Hearst Media West, LLC

300 West 57th Street

New York, New York 10019

(212) 649-2369

Attention: President and Secretary

If your written demand for payment is not received by Parent in proper form within the requisite 20-day period, you will not be entitled to receive a cash payment representing the appraised fair value of your shares of Common Stock. Instead, you will receive the Merger Consideration set forth in the Merger Agreement.

Delivery of Stock Certificates

If you have satisfied the requirements for the exercise of your right to dissent described above, including the delivery of the written demand for payment to Parent as described above, you must, not later than the 20th day after you make your written demand for payment to Parent, submit to Parent any certificate or certificates formerly representing your shares of Common Stock. You may submit those certificates with your demand for payment if you prefer. In accordance with the provisions of the TBOC, Parent will note on each such certificate that you have demanded payment of the fair value of the shares of Common Stock that were represented by such certificate under the provisions of the TBOC relating to the rights of dissenting owners. After making such notations on your certificates, Parent will return each such certificate to you at your request. If you fail to submit all of the certificates representing the shares of Common Stock for which you have exercised the right of dissent in a timely fashion, Parent will have the right to terminate your rights of dissent and appraisal with respect to all of your shares of Common Stock unless a court, for good cause shown, directs Parent not to terminate those rights.

Parent’s Actions Upon Receipt of Your Demand for Payment

Within 20 days after Parent receives your written demand for payment and your estimate of the fair value of your shares of Common Stock submitted as described above, Parent must send you written notice stating whether or not it accepts your estimate of the fair value of your shares.

If Parent accepts your estimate, Parent will notify you that it will pay the amount of your estimated fair value within 90 days after the effective date of the Merger. Parent will make this payment to you only if you have surrendered to Parent (i) for certificated shares of Common Stock, the share certificates representing your shares of Common Stock, duly endorsed for transfer, or (ii), for uncertificated shares of Common Stock, signed assignments of your ownership interests.

If Parent does not accept your estimate, Parent will notify you of this fact and will make an offer of an alternative estimate of the fair value of your shares that it is willing to pay you within 120 days after the effective date of the Merger, which you may accept within 90 days after the effective date of the Merger or decline.

Payment of the Fair Value of Your Shares of Common Stock upon Agreement of an Estimate

If you and Parent have reached an agreement on the fair value of your shares of Common Stock within 90 days after the effective date of the Merger, Parent must pay you the agreed amount within 120 days after the date the Merger is completed, provided that you have surrendered to Parent (i) for certificated shares of Common Stock, the certificates formerly representing your shares of Common Stock, duly endorsed for transfer, or (ii), for uncertificated shares of Common Stock, signed assignments of your ownership interests.

Commencement of Legal Proceedings if a Demand for Payment Remains Unsettled

If you and Parent have not reached an agreement as to the fair market value of your shares of Common Stock within 90 days after the effective date of the Merger, you or Parent may, within 60 days after the expiration of such 90-day period, commence proceedings in the Business Court in the First Business Court Division of the State of Texas (the “Court”), asking the Court to determine the fair value of your shares of Common Stock. The Court will determine if you have complied with the provisions of the TBOC regarding your right of dissent and if you have become entitled to receive payment for your shares of Common Stock. The Court will appoint one or more qualified persons to act as appraisers to determine the fair value of your shares in the manner prescribed by the TBOC. The appraisers will determine the fair value of your shares and will report this value to the Court. Once the appraisers’ report is filed with the Court, you will receive a notice from the Court indicating that the report has been filed. You will be responsible for obtaining a copy of the report from the Court. If you or Parent object to the report or any part of it, the Court will hold a hearing to determine the fair value of your shares of Common Stock. Both you and Parent may address the Court about the report. The Court will determine the fair value of your shares and direct Parent to pay that amount, plus interest, which will begin to accrue 91 days after the Merger is completed. The Court may require you to share in the court costs relating to the matter to the extent the Court deems it fair and equitable that you do so.

Rights as a Shareholder

If you have made a written demand to Parent for payment of the fair value of your shares of Common Stock, you will not thereafter be entitled to vote or exercise any other rights as a shareholder, but will only have the right to receive payment for your shares as described herein and the right to maintain an appropriate action to obtain relief on the ground that the Merger would be or was fraudulent. In the absence of fraud in the transaction, your right under the dissent provisions described herein is the exclusive remedy for the recovery of the value of your shares of Common Stock or money damages with respect to the Merger.

Withdrawal of Demand

If you have made a written demand to Parent for payment of the fair value of your Common Stock, you may withdraw such demand at any time before payment for your shares has been made or before a petition has been filed with the Court for determination of the fair value of your shares. If you withdraw your demand or are otherwise unsuccessful in asserting your dissenters’ rights, you will be bound by the Merger and you will have the same right to receive the Merger Consideration with respect to your shares of Common Stock as you would have had if you had not made a demand for payment as to those shares. Such right will, however, be subject to any change in or adjustment to those shares made because of an action taken after the date your demand for payment.

Beneficial Owners

Persons who beneficially own shares of Common Stock that are held of record in the name of another person, such as a bank, broker, trustee or other nominee, and who desire to have the right of dissent exercised as to those shares, must act promptly to cause the record holder of those shares to take the actions required pursuant to Subchapter H to exercise dissenters’ rights with respect to those shares. Only the persons in whose names shares of Common Stock are registered on the share transfer records of the Company may exercise the right of dissent and appraisal discussed above.

The foregoing summary is not intended to be a complete statement of the procedures for exercising dissenters’ rights under the TBOC and is qualified in its entirety by reference to the full text of Subchapter H, the full text of which is available at the following URL, accessible without subscription or cost, which is incorporated into this proxy statement by reference: https://statutes.capitol.texas.gov/Docs/BO/htm/BO.10.htm. We urge any shareholder wishing to exercise dissenters’ rights, if any, to read this summary and the TBOC provisions carefully, and to consult legal counsel before attempting to exercise dissenters’ rights. Failure to comply strictly with all of the procedures set forth in Subchapter H may result in the loss of your statutory dissenters’ rights.

SHAREHOLDER PROPOSALS

We held our last annual meeting of shareholders on May 8, 2025.

We will hold our 2026 annual meeting of shareholders only if the Merger is not completed because, if the Merger is completed, we will cease to be a public company, our successor in the Merger will become a wholly owned subsidiary of Parent, and you will no longer have an ownership interest in the Company.

If we hold such an annual meeting, in order for a shareholder proposal to be considered for inclusion in our proxy statement for our 2026 annual meeting of shareholders pursuant to Rule 14a-8(e) of the Exchange Act, the proposal must be received by Katy Murray at P.O. Box 224866, Dallas, Texas 75222-4866, no later than November 26, 2025 (unless the date of the 2026 annual meeting occurs before April 8, 2026 or after June 7, 2026, in which case such notice must be delivered by a reasonable time prior to the date DallasNews prints and sends its proxy materials) and following the procedures described in the Company’s bylaws and SEC Rules 14a-8 and 14a-18. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words.

In order to propose business for consideration or nominate persons for election to the Board, a shareholder must comply with the advance notice provisions of our bylaws and all applicable SEC requirements. The bylaws provide that any such proposals or nominations must be submitted to and received by us between January 8, 2026 and February 7, 2026 in order to be considered at the 2026 annual meeting (unless the annual meeting occurs before April 8, 2026 or after July 7, 2026, in which case such notice must be delivered not later than the close of business on the later of the 90th day prior to the 2026 annual meeting or the 10th day following the day on which the date of the annual meeting is publicly disclosed) and must satisfy the other requirements in our bylaws regarding such proposals or nominations. If the shareholder does not also comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal or nomination made by a shareholder.

Shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to Katy Murray that sets forth the information required by Rule 14a-19 of the Exchange Act in accordance with and within the time period prescribed in the advance notice provisions of the Company’s bylaws.

HOUSEHOLDING OF PROXY MATERIALS

In accordance with a notice sent to certain street name shareholders of Common Stock who share a single address, shareholders at a single address will receive only one copy of this proxy statement, unless we have previously received contrary instructions. This practice, known as “householding,” is designed to reduce our printing and postage costs. We currently do not “household” for shareholders of record.

If your household received only one copy of this proxy statement, but you would prefer to receive a separate copy of this proxy statement, you may contact us at DallasNews Corporation, P.O. Box 224866, Dallas, Texas 75222-4866, Attn: Katy Murray, telephone: (214) 977-8869, and we will deliver the applicable documents to you promptly upon receiving the request.

You may request or discontinue householding in the future by contacting the broker, bank or similar institution through which you hold your shares.

OTHER MATTERS

As of the date of this proxy statement the Board is not aware of any other matters to be presented for action at the Special Meeting. The persons named in the enclosed form of proxy generally will have discretionary authority to vote the shares thereby represented in accordance with their judgment with respect to any other matters that may properly come before the Special Meeting or any adjournments or postponements thereof that are unknown to the Company (together with its participants in the solicitation) a reasonable time before this solicitation.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet site (http://www.sec.gov) that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. Our SEC filings are available to the public at the SEC’s website. Our reference to the SEC’s website is intended to be an inactive textual reference only. We also make our SEC filings available free of charge at the “Investors” section of our website at www.dallasnewscorporation.com as soon as reasonably practicable after such materials are filed with or furnished to the SEC. Information contained on our website is not incorporated by reference into this proxy statement, and you should not consider information contained on our website to be part of this proxy statement.

SEC rules allow us to “incorporate by reference” the information we file with the SEC, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is an important part of this proxy statement. The incorporated documents contain significant information about us, our business and our finances. Any information contained in this proxy statement or in any document incorporated or deemed to be incorporated by reference in this proxy statement will be deemed to have been modified or superseded to the extent that a statement contained in this proxy statement, or in any other document we subsequently file with the SEC that also is incorporated or deemed to be incorporated by reference in this proxy statement, modifies or supersedes the original statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to be a part of this proxy statement. We incorporate by reference the following documents we filed with the SEC:

•

Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 18, 2025 (including the portions of our Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 26, 2025 incorporated by reference therein);

•	Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025, filed with the SEC on April 30, 2025;

•	Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025, filed with the SEC on July 30, 2025;

•

Current Reports on Form 8-K filed on February 6, 2025, February  20, 2025, February  28, 2025, March  13, 2025, March  18, 2025, April 21,  2025, May  8, 2025, July  10, 2025, July  23, 2025 and July 28, 2025; and

•	all documents filed by us with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Special Meeting.

To the extent that any information contained in any Current Report on Form 8-K, or any exhibit thereto, is or was furnished to, rather than filed with, the SEC, such information or exhibit is specifically not incorporated by reference in this proxy statement.

We will provide without charge to each person, including any beneficial owner of Common Stock, to whom a proxy statement is delivered, on written or oral request of that person, a copy of any or all of the documents we are incorporating by reference into this proxy statement, other than exhibits to those documents unless those exhibits are specifically incorporated by reference into those documents. A request should be addressed to DallasNews Corporation, P.O. Box 224866, Dallas, Texas 75222-4866, Attention: Katy Murray or by telephone at (214) 977-8869.

If you have any questions about this proxy statement, the Special Meeting or the Merger, or if you would like additional copies of this proxy statement, please contact us at:

DallasNews Corporation

P.O. Box 224866

Dallas, Texas 75222-4866

Attention: Katy Murray

(214) 977-8869

You may also contact D.F. King & Co., Inc., our proxy solicitor, as follows:

D.F. King & Co., Inc.

28 Liberty Street, FL 53

New York, NY 10005

Toll-Free: (866) 416-0577

Email: DALN@dfking.com

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM, OR IN ADDITION TO, WHAT IS CONTAINED IN THIS PROXY STATEMENT OR IN ANY OF THE MATERIALS THAT ARE INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED    , 2025. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES, AND THE MAILING OF THIS PROXY STATEMENT TO COMPANY SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A-1

AGREEMENT AND PLAN OF MERGER

by and among

HEARST MEDIA WEST, LLC,

DESTINY MERGER SUB, INC.,

DALLASNEWS CORPORATION,

and, solely for purposes of Section 9.17,

HEARST COMMUNICATIONS, INC.

Dated as of July 9, 2025

Page

Article 1 DEFINITIONS & INTERPRETATIONS		A-1-2

1.1	Certain Definitions	A-1-2
1.2	Additional Definitions	A-1-12
1.3	Certain Interpretations	A-1-13
1.4	Disclosure Letter	A-1-16

Article 2 THE MERGER		A-1-17

2.1	The Merger	A-1-17
2.2	The Effective Time	A-1-17
2.3	The Closing	A-1-17
2.4	Effect of the Merger	A-1-17
2.5	Certificate of Formation and Bylaws	A-1-17
2.6	Directors and Officers of the Surviving Corporation	A-1-18
2.7	Effect on Capital Stock	A-1-18
2.8	Exchange of Certificates	A-1-20
2.9	No Further Ownership Rights in Shares	A-1-22
2.10	Lost, Stolen or Destroyed Certificates	A-1-22
2.11	Required Withholding	A-1-23
2.12	Future Dividends or Distributions	A-1-23
2.13	Determination of Net Cash	A-1-23
2.14	Necessary Further Actions	A-1-24

Article 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY		A-1-25

3.1	Organization; Good Standing	A-1-25
3.2	Corporate Power; Enforceability	A-1-25
3.3	Company Approvals; Fairness Opinion; Anti-Takeover Laws	A-1-26
3.4	Non-Contravention	A-1-27
3.5	Requisite Governmental Approvals	A-1-27
3.6	Capitalization	A-1-27
3.7	Subsidiaries	A-1-28
3.8	Company SEC Reports	A-1-30
3.9	Company Financial Statements; Controls	A-1-30
3.10	No Undisclosed Liabilities	A-1-31
3.11	Absence of Certain Changes	A-1-31
3.12	Material Contracts	A-1-31
3.13	Real Property	A-1-33
3.14	Environmental Matters	A-1-34
3.15	Intellectual Property	A-1-34
3.16	Data Privacy and Protection	A-1-35
3.17	Tax Matters	A-1-36
3.18	Company Benefit Plans	A-1-38
3.19	Labor and Employment Matters	A-1-40
3.20	Permits	A-1-41
3.21	Compliance with Laws	A-1-41

A-1-i

(continued)

Page
3.22	Proxy Statement	A-1-41
3.23	Legal Proceedings	A-1-42
3.24	Brokers	A-1-42
3.25	Insurance	A-1-42
3.26	Publications; Rates	A-1-42
3.27	Circulation; Traffic	A-1-43
3.28	Exclusivity of Representations and Warranties	A-1-43

Article 4 REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		A-1-44

4.1	Organization; Good Standing	A-1-44
4.2	Power; Enforceability	A-1-44
4.3	Non-Contravention	A-1-44
4.4	Requisite Governmental Approvals	A-1-45
4.5	Legal Proceedings; Orders; Disclosure	A-1-45
4.6	Ownership of Company Capital Stock	A-1-45
4.7	Brokers	A-1-46
4.8	No Parent Vote or Approval Required	A-1-46
4.9	Financial Capability	A-1-46
4.10	Absence of Shareholder and Management Arrangements	A-1-46
4.11	Exclusivity of Representations and Warranties	A-1-46

Article 5 INTERIM OPERATIONS OF THE COMPANY, PARENT AND MERGER SUB		A-1-47

5.1	Affirmative Obligations of the Company	A-1-47
5.2	Forbearance Covenants of the Company	A-1-47
5.3	Solicitation of Acquisition Proposals	A-1-50
5.4	No Control of the Other Party’s Business	A-1-54

Article 6 ADDITIONAL COVENANTS		A-1-55

6.1	Efforts	A-1-55
6.2	SEC Filings; Other Actions	A-1-57
6.3	Anti-Takeover Laws	A-1-58
6.4	Access	A-1-58
6.5	Section 16(b) Exemption	A-1-59
6.6	Directors’ and Officers’ Exculpation, Indemnification and Insurance	A-1-59
6.7	Employee Matters	A-1-62
6.8	Obligations of Merger Sub	A-1-64
6.9	Public Statements and Disclosure	A-1-64
6.10	Transaction Litigation	A-1-64
6.11	Stock Exchange Delisting; Deregistration	A-1-65
6.12	Additional Agreements	A-1-65
6.13	Vote at Merger Sub	A-1-65
6.14	No Employment Arrangements	A-1-65
6.15	Director and Officer Resignations	A-1-65
6.16	Termination of Company Severance Plan and Incentive Compensation Plan	A-1-65

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(continued)

Page
6.17	Company Savings Plan Termination	A-1-66
6.18	Tax Matters	A-1-66

Article 7 CONDITIONS TO THE MERGER		A-1-66

7.1	Conditions to Obligations of Each Party to Effect the Merger	A-1-66
7.2	Conditions to Obligations of the Company to Effect the Merger	A-1-67
7.3	Conditions to Obligations of Parent and Merger Sub to Effect the Merger	A-1-67
7.4	Frustration of Closing Conditions	A-1-68

Article 8 TERMINATION		A-1-68

8.1	Termination	A-1-68
8.2	Manner and Notice of Termination; Effect of Termination	A-1-70
8.3	Fees and Expenses	A-1-70

Article 9 GENERAL PROVISIONS		A-1-72

9.1	Survival of Representations, Warranties and Covenants	A-1-72
9.2	Notices	A-1-73
9.3	Amendment	A-1-74
9.4	Extension; Waiver	A-1-74
9.5	Assignment	A-1-74
9.6	Confidentiality	A-1-74
9.7	Entire Agreement	A-1-75
9.8	Third Party Beneficiaries	A-1-75
9.9	Severability	A-1-75
9.10	Specific Performance	A-1-75
9.11	Governing Law	A-1-76
9.12	Consent to Jurisdiction	A-1-76
9.13	WAIVER OF JURY TRIAL	A-1-76
9.14	Counterparts	A-1-77
9.15	No Limitation	A-1-77
9.16	Non-Recourse	A-1-77
9.17	Guarantee	A-1-78

EXHIBITS

Exhibit A	Form of Voting and Support Agreement
Exhibit B	Form of Amended and Restated Charter

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AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of July 9, 2025, is made by and among Hearst Media West, LLC, a Delaware limited liability company (“Parent”), Destiny Merger Sub, Inc., a Texas corporation (“Merger Sub”), DallasNews Corporation, a Texas corporation (the “Company”), and, solely for purposes of Section 9.17, Hearst Communications, Inc., a Delaware corporation (“Guarantor”). Each of Parent, Merger Sub and the Company are collectively referred to herein as the “Parties” and individually as a “Party.” All capitalized terms that are used in this Agreement have the respective meanings given to them in Article 1.

RECITALS

A.  The Company, Parent and Merger Sub desire to effect the merger of Merger Sub with and into the Company (the “Merger” and, together with the other transactions contemplated hereby, the “Transactions”), with the Company continuing as the surviving corporation and a direct wholly owned Subsidiary of Parent (the “Surviving Corporation”) and the separate existence of Merger Sub ceasing to exist on the terms and subject to the conditions set forth in this Agreement and in accordance with the relevant provisions of the Texas Business Organizations Code (as amended, the “TBOC”), pursuant to which each share of Company Common Stock (the “Shares”) that is issued and outstanding as of immediately prior to the Effective Time (other than Owned Company Shares and Dissenting Company Shares) shall automatically be cancelled and extinguished and automatically converted into the right to receive the Per Share Price, net to the holder in cash, without interest, subject to any withholding of Taxes required by applicable Law.

B.  Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Parent’s and Merger Sub’s willingness to enter into this Agreement, Parent and certain Company Shareholders have executed and delivered a voting and support agreement, dated as of the date hereof, in the form attached hereto as Exhibit A (the “Voting and Support Agreement”), pursuant to which, among other things, such Company Shareholders have agreed, subject to the terms thereof, to vote, or cause to be voted, all Shares beneficially owned by such Company Shareholders in favor of the approval of this Agreement, the Merger and the Transactions.

C.  The Board of Directors of the Company (the “Company Board”) has (i) determined that this Agreement and the Transactions (including the Merger) are fair to and in the best interests of the Company and the Company Shareholders, (ii) approved and declared advisable this Agreement (including the plan of merger set forth herein) and the Transactions (including the Merger), (iii) approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions (including the Merger), and (iv) recommended that the Company Shareholders approve this Agreement and the Transactions (including the Merger) and directed that this Agreement and the Transactions be submitted to the Company Shareholders for approval.

D.  The Board of Directors of Parent has, upon the terms and subject to the conditions set forth herein, approved and declared advisable this Agreement and the Transactions (including the Merger), and Parent, as the sole stockholder of Merger Sub, has duly executed and delivered to Merger Sub and the Company a written consent, to be effective by its terms immediately following execution of this Agreement, approving this Agreement.

E.  The Board of Directors of Merger Sub has, upon the terms and subject to the conditions set forth herein, approved and declared advisable this Agreement (including the plan of merger set forth herein) and the Transactions (including the Merger).

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F.  Parent, Merger Sub and the Company desire to (i) make certain representations, warranties, covenants and agreements in connection with this Agreement and the Transactions and (ii) prescribe certain conditions with respect to the consummation of the Transactions.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

DEFINITIONS & INTERPRETATIONS

1.1  Certain Definitions. For purposes of this Agreement, the following capitalized terms have the following respective meanings:

“Acceptable Confidentiality Agreement” means a confidentiality agreement that either (i) is in effect on the date of this Agreement or (ii) if executed after the date hereof, contains confidentiality and other provisions that are no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement; provided, that any such confidentiality agreement (a) need not contain any standstill provision that prohibits the counterparty or its Affiliates from making any Acquisition Proposal and (b) shall not prohibit the Company from furnishing any information to Parent or from otherwise complying with the Company’s obligations under Section 5.3.

“Acquisition Proposal” means any offer or proposal (other than an offer or proposal by Parent or Merger Sub), whether or not in writing, for an Acquisition Transaction.

“Acquisition Transaction” means, whether in a single transaction or a series of related transactions, any (i) merger, consolidation or other business combination transaction involving the Company or any of its Subsidiaries having assets, individually or in the aggregate, that constitute (A) 20% or more of the assets of the Company and its Subsidiaries, taken as a whole, based on their fair market value as determined in good faith by the Company Board (or any duly authorized committee thereof), or (B) 20% or more of the net income or net revenues of the Company and its Subsidiaries, taken as a whole, (ii) sale, lease or other disposition by merger, consolidation, business combination, share exchange, joint venture or otherwise, of assets of the Company (including Equity Interests of any Subsidiary of the Company) or its Subsidiaries, individually or in the aggregate, representing (A) 20% or more of the assets of the Company and its Subsidiaries, taken as a whole, based on their fair market value as determined in good faith by the Company Board (or any duly authorized committee thereof), or (B) 20% or more of the net income or net revenues of the Company and its Subsidiaries, taken as a whole, (iii) issuance, sale or other acquisition, purchase, transfer or disposition, direct or indirect, of Equity Interests of the Company (including by way of merger, consolidation, business combination, tender offer or share exchange) that, if consummated, would result in any Person or “group” (as defined in Section 13(d) of the Exchange Act) beneficially owning 20% or more of the outstanding voting power of the Company, or (iv) any combination of the foregoing or any other transaction, including any recapitalization, liquidation, dissolution or similar transaction, having a similar effect to those described in the foregoing clauses (i) through (iii) (in each case, other than the Transactions).

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition,

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the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

“AI Tools” means any artificial intelligence technology, including generative or discriminative technology that uses software algorithms, neural networks, or models to analyze input data, learn from that data (in a supervised or unsupervised manner), and then automatically (i) makes decisions or predictions based on that learning, or (ii) generates content or output (including data, text, pictures/images, art, sounds, videos, software code, designs, specifications, or other content).

“Alternative Acquisition Agreement” means any letter of intent, memorandum of understanding, term sheet, agreement in principle, merger agreement, acquisition agreement, exchange agreement, joint venture agreement, option agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement, or a potential Acquisition Proposal.

“Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its Subsidiaries as of December 31, 2024, set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2024.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions are authorized or required by Law to be closed in Dallas, Texas, or New York, New York.

“Bylaws” means the Amended and Restated Bylaws of the Company in effect as of the date hereof.

“Capitalization Date” means 5:00 p.m., Central Time, on July 8, 2025.

“Certificate of Merger” means the certificate of merger, in customary form and substance, relating to the Merger.

“Charter” means the Amended Certificate of Formation of the Company in effect as of the date hereof.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Capital Stock” means the Company Common Stock and the Company Preferred Stock.

“Company Common Stock” means the Company Series A Common Stock and the Company Series B Common Stock.

“Company Financial Advisor” means J.P. Morgan Securities LLC.

“Company Intellectual Property” means any Intellectual Property that is (a) owned or purported to be owned by the Company or any of its Subsidiaries or (b) owned by a third party and licensed to the Company or any of its Subsidiaries.

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“Company Material Adverse Effect” means any effect, change, event, occurrence, fact, condition, circumstance or development (an “Effect”) that, individually or in the aggregate, (a) has had, or would reasonably be expected to have, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that adverse Effects arising out of, resulting from or attributable to the following shall not constitute or be deemed to contribute to a Company Material Adverse Effect, and shall not otherwise be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur, except that Effects with respect to clauses (i), (ii) and (iii) of the below shall be so considered to the extent such Effect disproportionately impacts the Company and its Subsidiaries, taken as a whole, relative to other companies operating in the industry in which the Company and its Subsidiaries operate (in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur): (i) changes or proposed changes in Law or other legal or regulatory conditions (or the interpretation or enforcement thereof) or changes or proposed changes in GAAP or other accounting standards (or the interpretation or enforcement thereof), (ii) changes in general economic or regulatory conditions, or changes in securities, credit or other financial markets, including interests rates or exchange rates, in the United States or globally, or changes generally affecting the industries (including seasonal fluctuations) in which the Company or its Subsidiaries operate in the United States or globally, (iii) changes in global or national political conditions (including the outbreak or escalation of war (whether or not declared), military action, sabotage or acts of terrorism), changes due to natural disasters or changes in the weather or changes due to the outbreak or worsening of an epidemic, pandemic or other health crisis, (iv) actions or omissions required of the Company under this Agreement or taken or not taken at the express written request of, or with the express written consent of, the Parent or any of its Affiliates (after disclosure by the Company to Parent of all relevant material information), (v) the negotiation, announcement, or pendency of this Agreement and the Transactions, including the identity of, or the effect of any fact or circumstance relating to, the Parent or any of its Affiliates or any communication by Parent or any of its Affiliates regarding plans, proposals or projections with respect to the Company, its Subsidiaries or their employees (including any impact on the relationship of the Company or any its Subsidiaries, contractual or otherwise, with its customers, suppliers, distributors, vendors, lenders, employees or partners); provided that this clause (v) shall not apply to any representation or warranty set forth in Section 3.4 (Non-Contravention) or to compliance with the covenants set forth in Section 5.1 (Affirmative Obligations of the Company) or Section 5.2 (Forbearance Covenants of the Company), (vi) any Legal Proceeding arising from allegations of breach of fiduciary duty or violation of Law relating to this Agreement or the Transactions, (vii) in and of itself, any change in the trading price or trading volume of Shares (provided that the underlying cause of such change may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur) or (viii) in and of itself, any failure by the Company or any of its Subsidiaries to meet any revenue, earnings or other financial projections or forecasts (provided that the underlying cause of such failure may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur); or (b) has prevented, or materially delayed or materially impaired, or would reasonably be expected to prevent, or materially impair or materially delay, the consummation by the Company of the Transactions or performance by the Company of any of its obligations under this Agreement.

“Company Owned Intellectual Property” means Intellectual Property that is owned by the Company or any of its Subsidiaries.

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“Company Preferred Stock” means the preferred stock, par value $0.01 per share, of the Company.

“Company Registered Intellectual Property” means all of the Registered Intellectual Property owned or purported to be owned by, or filed in the name of, the Company or any of its Subsidiaries.

“Company Savings Plan” means the DallasNews Corporation Savings Plan, effective as of January 1, 2022 (as amended and restated from time to time).

“Company Series A Common Stock” means the Series A Common Stock, par value $0.01 per share, of the Company.

“Company Series B Common Stock” means the Series B Common Stock, par value $0.01 per share, of the Company.

“Company Severance Plan” means the Amended and Restated Company Severance Plan, effective as of January 1, 2023, as amended by the first amendment effective as of January 1, 2023.

“Company Shareholders” means the holders of shares of Company Capital Stock.

“Confidentiality Agreement” means the confidentiality letter agreement, dated as of March 26, 2025, by and between the Company and Hearst Newspapers.

“Consent” means any consent, approval, clearance, waiver, Permit or order.

“Continuing Employees” means each individual who is an employee of the Company or any of its Subsidiaries immediately prior to the Effective Time and continues to be an employee of Parent or one of its Subsidiaries (including the Surviving Corporation) immediately following the Effective Time.

“Contract” means any written, or legally binding oral, contract, lease, license, indenture, note, bond, agreement, concession, franchise or other instrument or obligation.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or any related or associated epidemic, pandemic or disease outbreak.

“D&O Insurance” means the Company’s and its Subsidiaries’ current directors’ and officers’ liability insurance as in effect on the date of this Agreement, a copy of which has been made available to Parent.

“Data Protection Requirements” means (a) all applicable Laws, industry standards, and contractual obligations concerning the privacy, security or Processing of Personal Information or otherwise relating to privacy, data security, security breach notification requirements, social security number protection, outbound communications or electronic marketing or use of electronic data (including online privacy) in any applicable jurisdictions, including (i) the EU General Data Protection Regulation (EU) 2016/679 and all Laws implementing it; (ii) Section 5 of the Federal Trade Commission Act; (iii) the Children’s Online Privacy Protection Act; (iv) U.S. state comprehensive privacy, data security, and security breach notification Laws such as the California Consumer Privacy Act and the Texas Data Privacy and Security Act (and each of their respective regulations); (v) the

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Controlling Assault of Non-Solicited Pornography and Marketing Act of 2003, as amended; (vi) the Health Insurance Portability and Accountability Act of 1996, as amended; (vii) the Payment Card Industry Data Security Standard; and (viii) Contracts to which the Company is a party or by which the Company is otherwise bound; and (b) the Company’s published policies concerning the privacy and security of Personal Information.

“DTC” means the Depository Trust Company.

“Environmental Law” means all applicable federal, national, state, provincial or local Laws, issued or promulgated by any Governmental Authority, relating to pollution, worker health and safety with respect to exposure to Hazardous Substance, and protection of the environment (including ambient air, surface water, groundwater, land surface or subsurface strata and natural resources), including applicable Laws governing production, use, storage, treatment, transportation, disposal, handling, emissions, discharges, Releases of, or exposure to, Hazardous Substances or the investigation, clean-up or remediation of Hazardous Substances.

“Equity Interest” means (i) any share, capital stock, partnership, limited liability company, member or similar equity interest in any Person, (ii) other ownership interests of any Person, (iii) phantom equity interests, stock appreciation rights, and other similar interests and (iv) any warrant, option, convertible or exchangeable security, subscription, right (including any preemptive or similar right), call or other rights to purchase or acquire any of the foregoing from the issuer thereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means generally accepted accounting principles, consistently applied, in the United States.

“Governmental Authority” means any federal, national, state, provincial or local, whether domestic, foreign or supranational, government or any court of competent jurisdiction, administrative agency or commission of any governmental authority or other governmental authority or instrumentality, arbitrator (public or private) or arbitral body, whether domestic, foreign or supranational.

“Guarantor” is defined in the preamble to this Agreement.

“Hazardous Substance” means any substance, material, chemical, waste or agent that is characterized or regulated as “hazardous,” “pollutant,” “contaminant,” “toxic” or “radioactive” (or words of similar import) or which are the subject of liability or give rise to requirements for investigation or remediation, in each case under Environmental Laws, including petroleum and petroleum products, polychlorinated biphenyls, lead and asbestos and asbestos-containing materials.

“Incentive Compensation Plan” means the Amended and Restated DallasNews Corporation Incentive Plan dated as of February 29, 2024.

“Intellectual Property” means all intellectual property rights, whether registered or unregistered, of every kind and description anywhere in the world, including the rights associated with or arising under any of the following anywhere in the world: (i) invention disclosures and patents and

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applications therefor and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions and extensions thereof (“Patents”); (ii) copyrights and copyrightable subject matter, including moral rights, copyright registrations and applications therefor and all other rights corresponding thereto throughout the world (“Copyrights”); (iii) trademarks, trade names, logos, slogans, trade dress, design rights, domain names and social media accounts and handles, and service marks, and trademark and service mark registrations and applications therefor and other similar designations of source or origin, together with the goodwill associated with any of the foregoing (“Marks”); (iv) Software (whether in source code, object code or other form), algorithms, databases, works or other materials, manuals, compilations and data; (v) trade secrets and all other confidential or proprietary information, ideas, marketing, business and technical information, product specifications, compositions, inventions (whether or not patentable), processes, formulae, models and methodologies and know-how (“Trade Secrets”); and (vi) any similar, corresponding or equivalent rights to any of the foregoing anywhere in the world.

“Intervening Event” means any material effect, change, event or occurrence arising after the date hereof that affects the Company and its Subsidiaries, taken as a whole, that (i) was not known to, or reasonably foreseeable or expected by, the Company Board as of the date hereof (or, if known, or reasonably foreseeable or expected, the consequences of which were not known to, or reasonably foreseeable or expected by, the Company Board as of the date hereof) and (ii) does not relate to (A) any Acquisition Proposal and (B) the mere fact, in and of itself, that (x) there is any change in the trading price or trading volume of Shares after the date hereof or (y) the Company or any of its Subsidiaries meets or exceeds any revenue, earnings or other financial projections or forecasts (provided that the underlying cause of such events described in the foregoing clause (B) may be taken into account in determining whether an Intervening Event has occurred).

“IRS” means the United States Internal Revenue Service or any successor thereto.

“Knowledge” of a Person, with respect to any matter in question, means, with respect to the Company, the actual knowledge (after reasonable inquiry) of any of the individuals set forth on Section 1.1(a) of the Company Disclosure Letter.

“Law” means any (i) federal, state, local or foreign statute, law (including common law), ordinance, rule, regulation or stock exchange listing requirement, code, treaty or (ii) order, judgment, decree, injunction, ruling, writ, award, decision or other similar provision from a Governmental Authority having the force or effect of law (“Order”).

“Legal Proceeding” means any claim, action, charge, lawsuit, arbitration, mediation, investigation (to the Knowledge of the Company, as used in relation to the Company or any of its Subsidiaries), audit, litigation or other similarly formal legal proceeding brought by or pending before any Governmental Authority, arbitrator, mediator or other tribunal.

“Lien” means any mortgage, pledge, lien, encumbrance, charge, easement, right-of-way, encroachment, restriction, charge, option, right of first refusal, preemptive right, transfer restriction, claim, defect, imperfection, irregularity of title, or security interest.

“Nasdaq” means The Nasdaq Stock Market.

“Net Cash” means the aggregate amount of unencumbered cash and cash equivalents of the Company and its Subsidiaries as of the Closing, less the aggregate amount of all Transaction Expenses.

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“Open Source Software” means any Software (in source or object code form) that is licensed, distributed or conveyed subject to (a) a license or other agreement commonly referred to as an open source, free software, copyleft or community source code license or under a similar licensing or distribution model (including any code or library licensed under the GNU General Public License, GNU Lesser General Public License, Affero General Public License, Mozilla Public License, Microsoft Shared Source License, Common Public License, Netscape Public License, Sun Community Source License, Sun Industry Standards License, BSD License, Apache Software License, or any other public source code license arrangement), or (b) any other license or other agreement that requires, as a condition of the use, modification or distribution of such Software that it, or other Software into which such Software is incorporated or that is linked with, derived from, called by, combined or distributed with such Software, be (i) disclosed, distributed, made available, offered, licensed or delivered in source code form, (ii) licensed for the purpose of making derivative works, (iii) licensed under terms that allow reverse engineering, reverse assembly, or disassembly of any kind, or (iv) redistributable at no charge or with restrictions on the consideration to be charged, including any license defined as an open source license by the Open Source Initiative as set forth on www.opensource.org.

“Parent Material Adverse Effect” means any Effect that, individually or in the aggregate, has prevented, or materially delayed or materially impaired, or would reasonably be expected to prevent, or materially delay or materially impair, the consummation of the Transactions or performance by Parent or Merger Sub of any of their obligations under this Agreement.

“Permit” means any permits, licenses, registrations, applications, variances, clearances, consents, certificates, commissions, franchises (or similar authorizations), exemptions, qualifications, accreditations, orders and approvals from Governmental Authorities that are required for the operation of the business of the Company and its Subsidiaries.

“Permitted Lien” means any of the following: (i) Liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith and by appropriate proceedings and for which adequate accruals or reserves have been established to the extent required by GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other similar Liens or security interests incurred in the ordinary course of business that are not yet delinquent or that are being contested in good faith and by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP; (iii) transfer restrictions on securities of the Company imposed by applicable Law (other than Tax Law); (iv) pledges or deposits to secure obligations pursuant to workers’ compensation Laws or similar legislation or to secure statutory obligations, in each case in the ordinary course of business; (v) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (vi) defects, imperfections or irregularities in title, easements, covenants and rights of way (unrecorded and of record) and other similar Liens (or other encumbrances of any type), in each case incurred in the ordinary course of business and that do not and would not adversely affect in any material respect the current or contemplated use or occupancy of the applicable property owned, leased, used or held for use by the Company or any of its Subsidiaries or otherwise impair in any material respect the business operations at such property as currently or contemplated to be conducted; (vii) zoning, building and other similar codes or restrictions imposed by any Governmental Authority having jurisdiction thereon and that do not and would not adversely affect in any material respect the current or contemplated use or occupancy of the applicable property owned, leased, used or held for use by the Company or any of its Subsidiaries or otherwise impair in any material respect the business operations at such property as

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currently or contemplated to be conducted; (viii) Liens for which adequate reserves have been established in the consolidated financial statements of the Company included in the Company SEC Reports; (ix) non-exclusive licenses to Company Intellectual Property granted in the ordinary course of business to (1) end user customers solely for the purposes of using the products or services of the Company and its Subsidiaries or (2) Service Providers solely for the purposes of providing services to the Company and its Subsidiaries; (x) statutory, common law or contractual Liens of landlords under real property leases; (xi) Liens against the fee interests of the landlord or owner of any Company properties unless caused by the Company or any of its Subsidiaries; (xii) Liens or encumbrances imposed on the underlying fee interest in real property leased, subleased or otherwise occupied by the Company or any of its Subsidiaries unless caused by the Company or any of its Subsidiaries; and (xii) Liens set forth on Section 1.1(b) of the Company Disclosure Letter.

“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

“Personal Information” means (i) any information that identifies, relates to or describes, or, alone or in combination with any other information, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with an individual or household, including name, street address, telephone number, email address, identification number issued by a Governmental Authority, or (ii) any other information (or scope of information, such as household identifying information) that is considered “personally identifiable information,” “personal information,” “personal data” or any other similar term under the Data Protection Requirements.

“Pre-Closing Period” means the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of (i) the valid termination of this Agreement pursuant to Article 8 and (ii) the Effective Time.

“Process”, “Processing” or “Processed” means any operation or set of operations taken or performed on Personal Information, including but not limited to collection, recording, creation, receipt, access, use, handling, compilation, analysis, monitoring, retention, adaption or alteration, organization, retrieval, consultation, storage, transmission, transfer, disclosure, including by dissemination or otherwise making available, distribution, disposal, blocking, erasure or destruction thereof.

“Proxy Statement” means a proxy statement or similar disclosure document relating to the approval of this Agreement and the Transactions by the Company Shareholders.

“Registered Intellectual Property” means all United States, international and foreign (i) issued Patents and Patent applications (including provisional applications); (ii) registered Marks and applications to register Marks (including domain name registrations, social media accounts, intent-to-use applications, or other registrations or applications related to Marks); and (iii) registered Copyrights and applications for Copyright registration.

“Related Party” means a Company Related Party or a Parent Related Party, as applicable.

“Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing, or allowing to escape or migrate into or through the environment (including ambient air (indoor or outdoor), surface water, groundwater, land surface or subsurface strata).

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“Representatives” means, with respect to a Person, the Affiliates, directors, officers, employees, consultants, agents, representatives and advisors of such Person.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means any current or former employee, consultant, independent contractor, or member of the board of directors of the Company or any of its Subsidiaries.

“Software” means (i) computer programs and systems, whether embodied in software, firmware or otherwise, including operating systems, applications, routines, interfaces and algorithms, whether in source code, object code, executable code or human readable form, (ii) databases and compilations, including any and all electronic data and electronic collections of data, whether machine readable or otherwise, (iii) designations, schematics, flow-charts, specifications and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons and (iv) all documentation (including technical specifications, functional specifications, schematics, user manuals and training materials) related to any of the foregoing.

“Subsidiary” of any Person means (i) a corporation 50 percent or more of the combined voting power of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person; (ii) a partnership of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership; (iii) a limited liability company of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of such company; and (iv) any other Person (other than a corporation, partnership or limited liability company) in which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, has at least 50 percent ownership or the power to direct the policies, management and affairs thereof (including by contract).

“Superior Proposal” means any bona fide, written Acquisition Proposal made after the date hereof for an Acquisition Transaction that the Company Board has determined in good faith (after consultation with the Company’s outside financial advisor and legal counsel) would be more favorable from a financial point of view to the Company Shareholders (in their capacity as shareholders), if consummated, than the Merger, and, after taking into account all legal, financial and regulatory aspects of such Acquisition Proposal and other aspects of such Acquisition Proposal that the Company Board deems relevant, is reasonably likely to be consummated in accordance with its terms. For purposes of this definition, all references to “20%” in the definition of “Acquisition Transaction” (including, for the avoidance of doubt, in the reference to “Acquisition Transaction” in the definition of “Acquisition Proposal”) will be deemed to be references to “50%.”

“Tax” means all federal, state, local or foreign income, gross receipts, capital gains, withholding, property, recording, stamp, stamp duty, transfer, sales, use, franchise, employment, payroll, excise, alternative minimum, accumulated earnings, value added, services, ad valorem, environmental,

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occupation, margins, commercial activity, capital stock, capital investment, unemployment, registration, social security, disability, workers’ compensation contributions, severance, occupancy, or any other taxes (including estimated taxes), customs, tariffs, imposts, levies, duties or other like assessments or charges in the nature of a tax imposed by a Governmental Authority, together with all interest, penalties and additions imposed with respect to such amounts imposed by a Governmental Authority.

“Tax Returns” means all Tax returns, declarations, elections, statements, reports, schedules, forms and information returns, filed or required to be filed with any Governmental Authority relating to Taxes, including in each case any attachments thereto and amendments thereof.

“Termination Fee” means an amount in cash equal to $3,000,000.

“Training Data” means training data, validation data, and test data or databases used to train an AI Tool.

“Transaction Documents” means, collectively, the Confidentiality Agreement, the Voting and Support Agreement, and any other document contemplated by those agreements or any document or instrument delivered in connection with this Agreement or those agreements.

“Transaction Expenses” means, without duplication and subject to Section 8.3(a), with respect to the Company and its Subsidiaries, all fees and expenses incurred or accrued as of immediately prior to the Effective Time (except as expressly set forth in clause (iv) below) by the Company or any of its Subsidiaries (including any such fees or expenses that the Company or any of its Subsidiaries is legally obligated to pay or reimburse) in connection with or as a result of the Transactions pursuant to any Contract in effect as of immediately prior to the Effective Time, whether payable prior to, at or after the Effective Time, including (i) any fees and expenses of legal counsel, accountants, financial advisors, investment bankers, brokers, consultants, and other advisors of the Company or any such Subsidiary; (ii) all fees paid to the SEC in connection with filing the Proxy Statement, and any amendments and supplements thereto; (iii) any fees and expenses in connection with the printing, mailing and distribution of the Proxy Statement and any amendments and supplements thereto; (iv) any change of control payments, transaction bonuses, severance payments, or other similar payments, including those payable only upon the additional passage of time, but excluding those payable as a result of any action taken by Parent, Merger Sub or the Surviving Corporation, and (v) without duplication, those set forth on Section 1.1(c) of the Company Disclosure Letter.

“Transaction Litigation” means any Legal Proceeding commenced or threatened in writing against a Party or any of its Subsidiaries, Affiliates or directors or otherwise relating to, involving or affecting such Party or any of its Subsidiaries, Affiliates or directors, in each case in connection with, arising from or otherwise relating to the Transactions, including any Legal Proceeding alleging or asserting any misrepresentation or omission in the Proxy Statement or any other communications to the Company Shareholders, other than any Legal Proceedings among the Parties related to this Agreement or the Transaction Documents.

“Union” means any union, works council or other employee representative body.

“Willful Breach” or “Willfully Breaches” means a breach that is a consequence of an intentional act or intentional failure to act undertaken by the breaching party with actual knowledge that such party’s act or failure to act would, or would reasonably be expected to, cause, result in or constitute a breach.

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1.2  Additional Definitions. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section
Accounting Firm	2.13(e)
Agreement	Preamble
Cash Determination Time	2.13(a)
Certificates	2.8(c)(i)
Chosen Courts	9.12
Closing	2.3
Closing Date	2.3
Company	Preamble
Company Benefit Plan	3.18(a)
Company Board	Recitals
Company Board Recommendation	3.3(a)
Company Board Recommendation Change	5.3(c)(i)
Company Breach Notice Period	8.1(f)
Company Disclosure Letter, Parent Disclosure Letter	1.4
Company Meeting	6.2(b)
Company Net Cash Calculation	2.13(a)
Company Net Cash Schedule	2.13(a)
Company Registered Intellectual Property	3.15(a)
Company Related Parties	8.3(e)
Company SEC Reports	3.8
Company Securities	3.6(b)
Company Shareholder Approval	3.3(b)
Copyrights	1.1
Customer Data	3.16(b)
Dispute Notice	2.13(b)
Dissenting Company Shares	2.7(c)(i)
Dissenting Shareholder Statute	2.7(c)(i)
DTC Payment	2.8(d)
EDGAR	3.8
Effect	1.1
Effective Time	2.2
Electronic Delivery	9.14
Enforceability Limitations	3.2
Event Notice Period	5.3(d)(i)(1)
Exchange Fund	2.8(b)
Excise Tax Treatment	6.18(a)
Filed Company SEC Reports	Article 3
Final Company Net Cash Schedule	2.13(a)
Indemnified Persons	6.6(a)
IT Systems	3.16(a)
Lease	3.13(b)
Leased Real Property	3.13(b)

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Term	Section
Marks	1.1
Material Contracts	3.12(b)
Maximum Annual Premium	6.6(c)
Merger	Recitals
Merger Sub	Preamble
New Plans	6.7(c)
Newspapers	3.26
Old Plans	6.7(c)(i)
Order	1.1
Owned Company Shares	2.7(a)(ii)
Parent	Preamble
Parent Breach Notice Period	8.1(g)
Parent Related Parties	8.3(e)
Party	Preamble
Patents	1.1
Payment Agent	2.8(a)
Per Share Price	2.7(a)(iii)
Products	3.15(e)
Proposal Notice Period	5.3(d)(ii)(2)
Response Time	2.13(b)
Shares	Recitals
Surviving Corporation	Recitals
Tail Policy	6.6(c)
TBOC	Recitals
Termination Date	8.1(d)
Trade Secrets	1.1
Transactions	Recitals
Uncertificated Shares	2.8(c)(ii)
Voting and Support Agreement	Recitals

1.3  Certain Interpretations.

(a)  References to this Agreement. Unless the context of this Agreement otherwise requires, (i) when a reference is made in this Agreement to an Article, Section, Schedule or Exhibit, that reference is to an Article, Section, Schedule or Exhibit to this Agreement, as applicable, and (ii) references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs.

(b)  Hereof, Including, etc. When used in this Agreement, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation”; and (iii) the phrase “ordinary course of business” will be deemed in each case to be followed by the words “consistent with past practice.”

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(c)  Threats. Unless the context of this Agreement otherwise requires, the word “threat” or “threatened” will be deemed to be immediately followed by the words “in writing or, to the Knowledge of such Person, orally.”

(d)  Neither, etc. Not Exclusive. Unless the context of this Agreement otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(e)  Extent. The phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(f)  Dollars. When used in this Agreement, references to “$” or “Dollars” are references to United States dollars.

(g)  Gender and Number. The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning. All terms defined in this Agreement will have the defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement unless otherwise defined in such certificate or document.

(h)  References to Parties. References to any Person include references to such Person’s successors and permitted assigns, and, in the case of any Governmental Authority, to any Person succeeding to its functions and capacities.

(i)  References to Subsidiaries. Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(j)  Writings. References to “writing” mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and including writings delivered by Electronic Delivery. “Written” will be construed in the same manner.

(k)  Legislation; Contracts. A reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific legislation will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time, subject, in each case, to the provisions of Section 5.2.

(l)  Accounting Matters. Except as otherwise provided in this Agreement, all accounting terms used in this Agreement will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP. An item arising with respect to a specific representation or warranty will be deemed to be “reflected on” or “set forth in” a balance sheet or financial statements, to the extent that any such phrase appears in such representation or warranty, if (i) there is a reserve, accrual or other similar item underlying a number on such balance sheet or

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financial statements that is related to the subject matter of such representation; (ii) such item is otherwise specifically set forth on the balance sheet or financial statements; or (iii) such item is specifically set forth on the balance sheet or financial statements and is specifically set forth in the notes thereto.

(m)  Headings. The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision of this Agreement.

(n)  Applicable Time. Unless otherwise indicated, all references to a specific time are to the then-applicable local time in Dallas, Texas.

(o)  Calculation of Time Periods. Unless otherwise indicated, (i) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded; (ii) if the last day of such period is not a Business Day, then the period in question will end on the next Business Day; (iii) if any action must be taken on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day; (iv) the measure of a period of one month or year for purposes of this Agreement will be the day of the following month or year corresponding to the starting date; and (v) if no corresponding date exists, then the end date of such period being measured will be the next actual day of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.

(p)  Nature of Days and Months. Whenever this Agreement refers to a number of days, that number will refer to calendar days unless Business Days are specified. Any reference to a “month” means a calendar month.

(q)  Representations Are Not Covenants. Nothing contained in Article 3 or Article 4 may be construed as a covenant under the terms of this Agreement, other than the acknowledgments and agreements set forth in Section 3.28 and Section 4.11 to the extent necessary to give full effect to the acknowledgments and agreements set forth therein.

(r)  Joint Drafting. The Parties agree that they have been represented by legal counsel during the negotiation and execution of this Agreement. Accordingly, the Parties irrevocably waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(s)  Summaries. No summary of this Agreement or any Exhibit, Schedule or other document delivered with this Agreement that is prepared by or on behalf of any Party will affect the meaning or interpretation of this Agreement or such Exhibit, Schedule or document.

(t)  No Reliance by Others on Representations. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.4 without notice or liability to any other Person (other than notice to the other Parties hereto in accordance with Section 9.4). In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with

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particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of facts or circumstances as of the date of this Agreement or as of any other date.

(u)  Made Available. The phrases “furnished,” “provided,” “delivered” or “made available” or words of similar import when used with respect to documents or other information means that such documents or information have been physically or electronically delivered to the relevant Party prior to the date hereof, including by being (i) posted to the virtual data room managed by the Company in connection with the Transactions at least two (2) days prior to the execution and delivery of this Agreement; or (ii) filed with or furnished to the SEC and available on EDGAR prior to the date hereof.

1.4  Disclosure Letter. The information set forth in the disclosure letter delivered by the Company to Parent and Merger Sub on the date hereof (the “Company Disclosure Letter”) or by Parent and Merger Sub to the Company on the date hereof (the “Parent Disclosure Letter,” and together with the Company Disclosure Letter, the “Disclosure Letters”) sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Article 3 or to one or more of the covenants contained in Article 5 (in the case of the Company Disclosure Letter) or one or more representations or warranties contained in Article 4, except that, notwithstanding anything to the contrary contained in the applicable Disclosure Letter or in this Agreement, or the inclusion or omission of any cross reference thereto, any information set forth in one section of such Disclosure Letter shall be deemed to apply to all other sections or subsections thereof to the extent that the relevance of such information is reasonably apparent. Each Disclosure Letter is qualified in its entirety by reference to the specific provisions of the Agreement, and is not intended to constitute, and shall not be deemed to constitute, representations, warranties or covenants of the parties, except as (and solely to the extent) expressly set forth in the Agreement. The specification of any dollar amount or the inclusion of any item in the representations and warranties contained in this Agreement or the applicable Disclosure Letter or Exhibits attached hereto is not intended to imply that the amounts, or higher or lower amounts, or the items so included, or other items, are or are not required to be disclosed (including whether such amounts or items are required to be disclosed as material or required to be filed with the SEC) or are within or outside of the ordinary course of business, and no party shall use the fact of the setting of the amounts or the fact of the inclusion of any item in this Agreement or the applicable Disclosure Letter or Exhibits in any dispute or controversy between the parties as to whether any obligation, item or matter not described or included in this Agreement or in the applicable Disclosure Letter or any Exhibit is or is not required to be disclosed (including whether the amount or items are required to be disclosed as material or required to be filed with the SEC) or is within or outside of the ordinary course of business for purposes of this Agreement. The information contained in this Agreement and in the applicable Disclosure Letter and Exhibits hereto is disclosed solely for purposes of this Agreement and the fact that any item of information is disclosed in any herein or therein (A) shall not be construed to mean that such information is required to be disclosed by this Agreement; (B) shall not be construed as or constitute an admission, evidence or agreement that a violation, right of termination, default, non-compliance, liability or other obligation of any kind exists with respect to any item; (C) with respect to the enforceability of contracts with third-parties, the existence or non-existence of third-party rights, the absence of breaches or defaults by third-parties, or similar matters or statements, is intended only to allocate rights and risks among the Parties and is not intended to be admissions against interests, give rise to any inference or proof of accuracy, be admissible against any Party by any Person who is not a Party, or give rise to any claim or benefit to

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any Person who is not a Party; and (D) does not waive any attorney-client privilege associated with such item or information or any protection afforded by the work-product doctrine with respect to any of the matters disclosed or discussed herein.

ARTICLE 2

THE MERGER

2.1  The Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the TBOC, at the Effective Time, (a) Merger Sub shall be merged with and into the Company; (b) the separate corporate existence of Merger Sub shall cease; and (c) the Company shall continue as the Surviving Corporation, and the separate corporate existence of the Company under the Laws of the State of Texas shall continue unaffected by the Merger except as set forth in this Agreement.

2.2  The Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Parent, Merger Sub and the Company shall cause the Merger to be consummated pursuant to the TBOC by filing the Certificate of Merger with the Secretary of State of the State of Texas in accordance with the applicable provisions of the TBOC. The Merger shall become effective at the time of the acceptance of such filing by the Secretary of State of the State of Texas, or such later time as may be agreed in writing by Parent, Merger Sub and the Company and specified in the Certificate of Merger in accordance with the TBOC (such time, the “Effective Time”).

2.3  The Closing. The consummation of the Merger (the “Closing”) shall take place by electronic exchange of documentation or by such other means as the Parties may mutually agree on the date which is no later than three (3) Business Days after the date on which all conditions set forth in Sections 7.1, 7.2, and 7.3 shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions) or such other time and place as the Parties may mutually agree. The date on which the Closing actually occurs is referred to as the “Closing Date.”

2.4  Effect of the Merger. At the Effective Time, the effect of the Merger will be as provided in this Agreement and the applicable provisions of the TBOC. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all (a) rights, title, and interests to all real estate and other property owned by each of the Company and Merger Sub will be allocated to and vested, subject to any existing liens or other encumbrances on the property, in the Surviving Corporation without reversion or impairment, any further act or deed, or any transfer or assignment having occurred, (b) all liabilities and obligations of each of the Company and Merger Sub will become the liabilities and obligations of the Surviving Corporation, (c) the Surviving Corporation shall be the primary obligor for such liabilities or obligations, and (d) the Surviving Corporation shall be substituted in any proceeding pending by or against the Company or Merger Sub.

2.5  Certificate of Formation and Bylaws.

(a)  Certificate of Formation. At the Effective Time, subject to the provisions of Section 6.6(a), the Charter will be amended and restated so as to read in its entirety as set forth in Exhibit B attached hereto, and such amended and restated certificate of formation will become the certificate of formation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the TBOC and such certificate of formation.

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(b)  Bylaws. The Parties shall take all necessary actions such that, at the Effective Time, subject to the provisions of Section 6.6(a), the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, will be the bylaws of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the TBOC, the certificate of formation of the Surviving Corporation and such bylaws.

2.6  Directors and Officers of the Surviving Corporation.

(a)  Directors. Subject to Section 6.15, the Parties shall take all necessary actions such that, from and after the Effective Time, the directors of Merger Sub as of immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the certificate of formation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified, or until their resignation or removal.

(b)  Officers. Subject to Section 6.15, the Parties shall take all necessary actions such that, from and after the Effective Time, the officers of the Company as of immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, each to hold office in accordance with the certificate of formation and bylaws of the Surviving Corporation until their respective successors are duly appointed, or until their resignation or removal.

2.7  Effect on Capital Stock.

(a)  Capital Stock. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities, the following will occur:

  (i)  each share of stock, par value $0.01 per share, of Merger Sub that is issued and outstanding as of immediately prior to the Effective Time will be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, and each certificate formerly representing ownership of such shares of stock of Merger Sub will thereafter represent only ownership of shares of common stock of the Surviving Corporation;

  (ii)  each Share that is (A) held in treasury of the Company immediately prior to the Effective Time; or (B) issued and outstanding and owned by the Company, Parent or Merger Sub, or any direct or indirect wholly owned Subsidiary of the Company, Parent or Merger Sub as of immediately prior to the Effective Time (collectively, the “Owned Company Shares”) shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist and no consideration shall be delivered in exchange therefor in respect of the Merger; and

  (iii)  each Share that is issued and outstanding as of immediately prior to the Effective Time (other than Owned Company Shares and Dissenting Company Shares) shall automatically be cancelled and extinguished and automatically converted into the right to receive $14.00 in cash per Share, without interest (the “Per Share Price”), less any amounts entitled to be deducted or withheld in accordance with Section 2.11, and shall cease to be outstanding or exist.

(b)  Adjustment to the Per Share Price. If, at any time during the period between the date of this Agreement and the Effective Time, the number of Shares (or securities convertible or exchangeable into or exercisable for Shares) issued and outstanding prior to the Effective Time is changed into a different number or class of shares by reason of any reclassification, recapitalization,

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stock split (including a reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend thereon with a record date during such period, or other similar transaction, then the Per Share Price shall be equitably adjusted to reflect the effect of such change (so that the holders of Shares are provided the same economic effect as contemplated by this Agreement prior to such event); provided that nothing in this Section 2.7(b) shall be construed to permit the Company or any Subsidiary thereof to take any action otherwise prohibited by the terms of this Agreement; and provided, however, that cash dividends and grants of equity compensation not prohibited by the terms hereof shall not result in any adjustment to Per Share Price.

(c)  Statutory Rights of Appraisal.

  (i)  Dissenting Company Shares. Notwithstanding anything to the contrary set forth in this Agreement, all Shares that are issued and outstanding as of immediately prior to the Effective Time and held by Company Shareholders who have properly and validly exercised and perfected their statutory rights of dissent and appraisal in respect of such Shares in accordance with, and have otherwise complied with, Subchapter H, Chapter 10 of the TBOC (the “Dissenting Shareholder Statute” and, any such Shares meeting the requirement of this sentence, “Dissenting Company Shares”) shall not be converted into, or represent the right to receive, the Per Share Price pursuant to this Section 2.7. Such Company Shareholders shall be entitled to receive payment of such amounts as are payable in accordance with the Dissenting Shareholder Statute, and, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of such Dissenting Company Shares, such Dissenting Company Shares shall no longer be outstanding, shall automatically be cancelled and shall cease to exist, and such Company Shareholder shall cease to have any voting or other rights with respect thereto other than the right to receive the payment of such amounts as are payable in accordance with the Dissenting Shareholder Statute; provided, however, that if any such Company Shareholder fails to perfect or otherwise comply with the Dissenting Shareholder Statute or effectively withdraws or loses the right to appraisal of such Dissenting Company Shares pursuant to the Dissenting Shareholder Statute, then the right of such holder to any such payment shall cease and such Dissenting Company Shares shall be deemed to have been converted into, and to have become cancelled and exchanged solely for, as of the Effective Time, the right to receive the Per Share Price, without interest thereon, upon surrender of the Certificates or Uncertificated Shares that formerly evidenced such Shares in the manner provided in Section 2.8.

  (ii)  Notification of Parent of Demands for Appraisal. The Company will give Parent (A) prompt written notice of any demands for appraisal received by the Company, withdrawals of such demands and any other instruments served pursuant to the TBOC and received by the Company in respect of Dissenting Company Shares; and (B) the opportunity to participate in all negotiations and Legal Proceedings with respect to demands for appraisal pursuant to the TBOC in respect of Dissenting Company Shares. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or settle or offer to settle any such demands for payment in respect of Dissenting Company Shares. For purposes of this Section 2.7(c)(ii), “participate” means that Parent will have the opportunity to devise and implement, and will be kept apprised of, proposed strategy and other significant decisions with respect to demands for appraisal pursuant to the TBOC in respect of Dissenting Company Shares (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected) and will have the opportunity to participate in all negotiations and proceedings and may offer comments or suggestions with respect to such demands. Prior to the Effective Time, the Company shall not, without the prior

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written consent of Parent, voluntarily make any payment with respect to, or settle or offer to settle, any such demands, or agree to do or commit to do any of the foregoing.

2.8  Exchange of Certificates.

(a)  Payment Agent. Prior to the Closing, Parent will (i) designate the Company’s transfer agent or appoint a bank, trust company or nationally recognized stockholder services provider or such other Person reasonably acceptable to the Company to act as the payment agent for purposes of effecting the payment of the Per Share Price in connection with the Merger and in accordance with Section 2.7 (the “Payment Agent”); and (ii) enter into a payment agent agreement, in form and substance reasonably acceptable to the Company, with such Payment Agent. Parent shall pay, or cause to be paid, the fees and expenses of the Payment Agent.

(b)  Exchange Fund. On the Closing Date, Parent will deposit (or cause to be deposited) with the Payment Agent, by wire transfer of immediately available funds, for payment to the Company Shareholders pursuant to Section 2.7, an amount of cash equal to the aggregate consideration to which such Company Shareholders become entitled pursuant to Section 2.7 (such cash and any proceeds thereon, the “Exchange Fund”). To the extent that (A) the Exchange Fund diminishes for any reason below the level required for the Payment Agent to promptly pay the cash amounts contemplated by Section 2.7; or (B) all or any portion of the Exchange Fund is unavailable for Parent (or the Payment Agent on behalf of Parent) to promptly pay the cash amounts contemplated by Section 2.7 for any reason, then Parent will, or will cause the Surviving Corporation to, promptly reimburse any such loss or otherwise provide additional funds (by wire transfer of immediately available funds) so as to ensure that the Exchange Fund is at all times fully available for distribution and maintained at a level sufficient for the Payment Agent to make the payments contemplated by Section 2.7. Any interest or other income from investment of the Exchange Fund will be payable to Parent or the Surviving Corporation, as Parent directs.

(c)  Exchange and Payment Procedures.

 (i)  Certificated Shares. Promptly following the Effective Time (and in any event within five (5) Business Days), Parent and the Surviving Corporation will cause the Payment Agent to mail to each Person that was, immediately prior to the Effective Time, a holder of record of Shares (other than Dissenting Company Shares and Owned Company Shares) represented by certificates (the “Certificates”) whose Shares were converted into the right to receive the consideration payable in respect thereof pursuant to Section 2.7, (A) a letter of transmittal, which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the Payment Agent, and shall otherwise be in such customary form as Parent, the Company and the Payment Agent shall reasonably agree; and (B) instructions for use in effecting the surrender of the Certificates (or affidavit of loss in lieu of the Certificates as provided in Section 2.10) in exchange for payment of the Per Share Price pursuant to Section 2.7. Upon surrender to the Payment Agent of a Certificate (or affidavit of loss in lieu of a Certificate as provided in Section 2.10) for cancellation, together with such letter of transmittal, duly completed and validly executed, and such other documents as may be reasonably required by the Payment Agent in accordance with the terms of such materials and instructions, the holder of such Certificate will be entitled to receive in exchange for the number of Shares formerly represented by such Certificate (and Parent will cause the Payment Agent to pay and deliver in exchange therefor as promptly as reasonably practicable) an amount in cash equal to the product obtained by multiplying (1) the aggregate number of Shares formerly represented by such

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Certificate by (2) the Per Share Price (less any applicable withholding Taxes in respect thereof). The Certificate so surrendered will be cancelled. The Payment Agent will accept Certificates upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with customary exchange practices. No interest will be paid or accrued for the benefit of any holder of the Certificates on the amount payable upon the surrender of such Certificates pursuant to this Section 2.8(c)(i). Until so surrendered, the Certificates will be deemed from and after the Effective Time to evidence only the right to receive the consideration payable in respect thereof pursuant to Section 2.7.

  (ii)  Uncertificated Shares. Notwithstanding anything to the contrary in this Agreement, any holder of Shares held in book-entry form (the “Uncertificated Shares”) will not be required to deliver a Certificate or, subject to the third to last sentence of this subclause (ii), an executed letter of transmittal to the Payment Agent to receive the consideration payable in respect thereof pursuant to Section 2.7. In lieu thereof, each holder of record (as of immediately prior to the Effective Time) of an Uncertificated Share that immediately prior to the Effective Time represented an outstanding Share (other than Dissenting Company Shares and Owned Company Shares) whose Shares were converted into the right to receive the consideration payable in respect thereof pursuant to Section 2.7 will, subject to the third to last sentence of this subclause (ii), at the Effective Time, be entitled to receive (and Parent will cause the Payment Agent to pay and deliver as promptly as practicable) an amount in cash equal to the product obtained by multiplying (A) the aggregate number of Shares represented by such holder’s transferred Uncertificated Shares by (B) the Per Share Price (less any applicable withholding Taxes in respect thereof). The Uncertificated Shares so surrendered will be cancelled. The Payment Agent will accept transferred Uncertificated Shares upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with customary exchange practices. No interest will be paid or accrued for the benefit of any holder of Uncertificated Shares on the amount payable upon the surrender of such Uncertificated Shares pursuant to this Section 2.8(c)(ii). Until so surrendered, Uncertificated Shares will be deemed from and after the Effective Time to evidence only the right to receive the consideration payable in respect thereof pursuant to Section 2.7(a).

(d)  DTC Payment. Prior to the Effective Time, Parent and the Company will cooperate to establish procedures with the Payment Agent and DTC with the objective that (i) if the Closing occurs at or prior to 11:30 a.m., Eastern time, on the Closing Date, then the Payment Agent will transmit to DTC or its nominees on the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to the product obtained by multiplying (A) the number of Shares (other than Owned Company Shares and Dissenting Company Shares) held of record by DTC or such nominee immediately prior to the Effective Time by (B) the Per Share Price (less any applicable withholding Taxes in respect thereof) (such amount, the “DTC Payment”); and (ii) if the Closing occurs after 11:30 a.m., Eastern time, on the Closing Date, then the Payment Agent will transmit the DTC Payment to DTC or its nominees on the first Business Day after the Closing Date.

(e)  Transfers of Ownership. If a transfer of ownership of Shares is not registered in the stock transfer books or ledger of the Company, or if the consideration payable pursuant to Section 2.7 is to be paid in a name other than that in which the Certificates surrendered or transferred in exchange therefor are registered in the stock transfer books or ledger of the Company, then the consideration payable pursuant to Section 2.7 may be paid to a Person other than the Person in whose name the Certificate so surrendered or transferred is registered in the stock transfer books or ledger of the Company only if such Certificate is properly endorsed and otherwise in proper form for surrender and

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transfer and the Person requesting such payment has paid to Parent (or any agent designated by Parent) any applicable stock transfer Taxes required by reason of the payment of the Per Share Price to a Person other than the registered holder of such Certificate, or established to the satisfaction of Parent (or any agent designated by Parent) that such transfer Taxes have been paid or are otherwise not payable. Payment of the Per Share Price pursuant to Section 2.7 with respect to Uncertificated Shares will only be made to the Person in whose name such Uncertificated Shares are registered.

(f)  Escheat. Notwithstanding anything to the contrary set forth in this Agreement, none of the Payment Agent, Parent, the Surviving Corporation or any other Party will be liable to a Company Shareholder for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates or Uncertificated Shares have not been surrendered immediately prior to the date on which any consideration payable in respect thereof pursuant to Section 2.7 would otherwise escheat to or become the property of any Governmental Authority, then any such consideration in respect of such Certificate or Uncertificated Share will, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any person previously entitled thereto.

(g)  Distribution of Exchange Fund to Parent. Any portion of the Exchange Fund that remains undistributed to the holders of the Certificates or Uncertificated Shares on the date that is one year after the Effective Time will be delivered to Parent upon demand, and any Company Shareholders that were issued and outstanding immediately prior to the Effective Time who have not theretofore surrendered or transferred their Certificates or Uncertificated Shares representing such Shares for exchange pursuant to this Section 2.8 will thereafter look for payment of the Per Share Price (less any applicable withholding Taxes in respect thereof) payable in respect of the Shares represented by such Certificates or Uncertificated Shares solely to Parent (subject to abandoned property, escheat or similar Laws), solely as general creditors thereof, for any claim to the Per Share Price to which such Company Shareholders may be entitled pursuant to Section 2.7.

2.9  No Further Ownership Rights in Shares. From and after the Effective Time, (a) all Shares will no longer be outstanding and will automatically be cancelled and cease to exist; and (b) each holder of a Certificate or Uncertificated Shares previously representing any Shares will cease to have any rights with respect thereto, except the right to receive the consideration payable therefor in accordance with Section 2.7 (or in the case of Dissenting Company Shares, the rights pursuant to Section 2.7(c)). The consideration paid in accordance with the terms of this Article 2 upon the cancellation of any Shares at the Effective Time will be deemed to have been paid in full satisfaction of all rights pertaining to such Shares. From and after the Effective Time, there will be no further registration of transfers on the records of the Surviving Corporation of Shares that were issued and outstanding immediately prior to the Effective Time, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation for any reason, they will (subject to compliance with the exchange procedures of Section 2.8(c)) be cancelled and exchanged as provided in this Article 2.

2.10  Lost, Stolen or Destroyed Certificates. In the event that any Certificates have been lost, stolen or destroyed, the Payment Agent will pay in exchange for such lost, stolen or destroyed Certificate, upon the making of an affidavit of that fact by the holder thereof and if such holder has otherwise delivered a properly completed and duly executed letter of transmittal, the Per Share Price (less any applicable withholding Taxes in respect thereof) payable in respect of the Shares formerly

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represented by such Certificate as contemplated by Section 2.7. Parent or the Payment Agent may, in its discretion and as a condition precedent to the payment of such Per Share Price, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in such amount as it may direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Payment Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

2.11  Required Withholding. Each of the Payment Agent, Parent, the Company and the Surviving Corporation, or any Subsidiary of Parent, the Company or the Surviving Corporation, as applicable, will be entitled to deduct and withhold (or cause to be deducted and withheld) from any amounts payable pursuant to this Article 2 to any Person such amounts as are required to be deducted or withheld with respect to such payment pursuant to the Code or any other applicable federal, state, local or foreign Laws related to Taxes. To the extent that such amounts are so deducted or withheld and timely paid over to the appropriate Governmental Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.

2.12  Future Dividends or Distributions. No dividends or other distributions with respect to capital stock of the Surviving Corporation with a record date on or after the Effective Time will be paid to the holder of any unsurrendered Certificates or Uncertificated Shares.

2.13  Determination of Net Cash

 (a)  At least fifteen (15) calendar days before the Closing Date, the Company will deliver to Parent a preliminary schedule (the “Company Net Cash Schedule”) setting forth, in reasonable detail, the Company’s good faith, estimated calculation of Net Cash as of the Effective Time (the “Company Net Cash Calculation” and, such time for determination of Net Cash, the “Cash Determination Time”). At 5:00 pm Central Time or promptly thereafter on the last Business Day prior to the Effective Time, the Company shall deliver an updated Company Net Cash Schedule (the “Final Company Net Cash Schedule”) setting forth the Company Net Cash Calculation as finally determined pursuant to this Section 2.13. The Company shall make available to Parent (electronically to the extent possible), as reasonably requested by Parent, the work papers and back-up materials, properties, books, and records used in preparing or otherwise relevant for the review of the Company Net Cash Schedule and the Final Company Net Cash Schedule; and the Company shall provide Parent with access, as reasonably requested by Parent, to personnel, advisors and accountants involved in preparing or otherwise relevant for the review of the Company Net Cash Schedule and the Final Company Net Cash Schedule. The Company Net Cash Schedule and the Final Company Net Cash Schedule shall be calculated in accordance with this Agreement and be derived from the books and records of the Company. The Company shall reasonably consult with Parent and shall consider in good faith any reasonable comments of Parent on the Company Net Cash Schedule and the Final Company Net Cash Schedule.

 (b)  Parent shall have the right to dispute any part of the Company Net Cash Calculation by delivering a written notice (for which email will suffice) (a “Dispute Notice”) to that effect to the Company on or prior to 11:59 p.m. Central Time, on the fifth (5th) calendar day following Parent’s receipt of the Company Net Cash Schedule (the “Response Time”), which Dispute Notice shall identify in reasonable detail the nature and amounts of any proposed revisions to the proposed Company Net Cash Calculation and shall be accompanied by a reasonably detailed explanation for the basis for such revisions.

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 (c)  If, on or prior to the Response Time, Parent notifies the Company in writing that it has no objections to the Company Net Cash Calculation or if Parent fails to deliver a Dispute Notice as provided in Section 2.13(b) prior to the Response Time, then the Company Net Cash Calculation as set forth in the Company Net Cash Schedule shall be deemed to have been finally determined for purposes of this Agreement, shall be reflected in the Final Company Net Cash Schedule, and shall represent the Net Cash at the Cash Determination Time for purposes of this Agreement.

 (d)  If Parent delivers a Dispute Notice on or prior to the Response Time, then Representatives of the Company and Parent shall promptly (and in no event later than one (1) Business Day thereafter) meet and attempt in good faith to resolve the disputed item(s) and negotiate an agreed-upon determination of the Net Cash, which agreed upon Net Cash amount shall be deemed to have been finally determined for purposes of this Agreement, shall be reflected in the Final Company Net Cash Schedule, and shall represent the Net Cash at the Cash Determination Time for purposes of this Agreement.

 (e)  If Representatives of the Company and Parent are unable to negotiate an agreed-upon determination of Net Cash as of the Cash Determination Time pursuant to Section 2.13(c) within two (2) Business Days after delivery of the Dispute Notice (or such other period as the Company and Parent may mutually agree upon), then any remaining disagreements as to the calculation of Net Cash shall be referred to for resolution to an impartial nationally or regionally recognized firm of independent certified public accountants mutually agreed upon by the Company and Parent (the “Accounting Firm”). The Company and Parent shall promptly deliver to the Accounting Firm the work papers (subject to execution of customary work paper access letters if requested by the auditor of the Company) and back-up materials used in preparing the Company Net Cash Schedule and the Dispute Notice, and the Company and Parent shall use commercially reasonable efforts to cause the Accounting Firm to make its determination within three (3) Business Days of accepting its selection. The Company and Parent shall be afforded the opportunity to present to the Accounting Firm any materials related to the unresolved disputes and to discuss the issues with the Accounting Firm; provided that no such presentation or discussion shall occur without the presence of a Representative of each of the Company and Parent. The determination of the Accounting Firm shall be limited to the disagreements submitted to the Accounting Firm. The determination of the amount of Net Cash made by the Accounting Firm shall be made in writing delivered to each of the Company and Parent, shall be final and binding on the Company and Parent and shall (absent manifest error) be deemed to have been finally determined for purposes of this Agreement, shall be reflected in the Final Company Net Cash Schedule, and shall represent the Net Cash at the Cash Determination Time for purposes of this Agreement. The fees and expenses of the Accounting Firm shall be allocated between the Company and Parent in the same proportion that the disputed amount of the Net Cash that was unsuccessfully disputed by such party (as finally determined by the Accounting Firm) bears to the total disputed amount of the Net Cash.

2.14  Necessary Further Actions. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and interest in and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, then (a) the directors and officers of the Company and Merger Sub as of immediately prior to the Effective Time will take all such lawful and necessary action and (b) the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company, all such deeds, bills of sale, assignments, assumptions and assurances and to take and do, in the name and on behalf of the Company or otherwise, all such other actions and things as may be necessary or desirable to continue,

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vest, perfect or confirm of record or otherwise any and all right, title and interest in, to and under, or duty or obligation with respect to, such assets, property, rights, privileges, powers or franchises, or any such debts or liabilities, in the Surviving Corporation or otherwise to carry out the intent of this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as otherwise disclosed or identified in the Company SEC Reports filed with the SEC from and after January 1, 2023 through three (3) Business Days prior to the date hereof (other than any forward-looking disclosures contained in the “Forward Looking Statements” and “Risk Factors” sections of the Company SEC Reports and any other disclosures that are predictive or forward-looking in nature and any exhibits or schedules included or incorporated by reference in such Company SEC Reports) (such Company SEC Reports, the “Filed Company SEC Reports”), it being understood and agreed that nothing disclosed in the Filed Company SEC Reports will be deemed to modify or qualify the representations and warranties set forth in Section 3.1, Section 3.2 or Section 3.3; or (b) as set forth in the Company Disclosure Letter, the Company represents and warrants to Parent and Merger Sub as follows:

3.1  Organization; Good Standing. The Company (a) is a corporation duly organized, validly existing and in good standing under the Laws of the State of Texas; and (b) has the requisite corporate power and authority to own, lease or operate its properties and assets and to conduct its business as it is presently being conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties and assets owned, leased or operated or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing would not have, individually or in the aggregate, a Company Material Adverse Effect. The copies of the Charter and the Bylaws, as most recently filed with the Filed Company SEC Reports, are true, complete and correct copies as in effect as of the date of this Agreement.

3.2  Corporate Power; Enforceability. The Company has all requisite corporate power and authority to (a) execute and deliver this Agreement; (b) perform its covenants and obligations under this Agreement; and (c) subject to the receipt of the Company Shareholder Approval, consummate the Transactions. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations under this Agreement, and the consummation of the Transactions have each been duly authorized by all necessary corporate action on the part of the Company and, subject to the receipt of the Company Shareholder Approval, no additional corporate actions on the part of the Company are necessary to authorize (i) the execution and delivery of this Agreement by the Company; (ii) the performance by the Company of its covenants and obligations under this Agreement; or (iii) the consummation of the Transactions. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Guarantor, Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to general principles of equity (the “Enforceability Limitations”).

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3.3  Company Approvals; Fairness Opinion; Anti-Takeover Laws.

(a)  Company Board Approval. The Company Board has (i) determined that this Agreement and the Transactions (including the Merger) are fair to and in the best interests of the Company and the Company Shareholders; (ii) approved and declared advisable this Agreement (including the plan of merger set forth herein) and the Transactions (including the Merger); (iii) approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions (including the Merger); (iv) recommended that the Company Shareholders approve this Agreement and the Transactions (including the Merger) (collectively, the “Company Board Recommendation”), which Company Board Recommendation has not been withdrawn, rescinded or modified in any way as of the date of this Agreement; and (v) directed that this Agreement and the Transactions be submitted to the Company Shareholders for approval at the Company Meeting.

(b)  Company Shareholder Approval. The only votes of holders of Shares or other Equity Interests, or any class or series thereof, of the Company necessary to approve this Agreement (including the plan of merger set forth herein) and the Transactions (including the Merger) is the approval of this Agreement (including the plan of merger set forth herein) and the Transactions (including the Merger) by the affirmative vote of (i) the holders of at least two-thirds of the voting power of all of the Shares that are outstanding and entitled to vote thereon at the Company Meeting, (ii) the holders of at least two-thirds of the outstanding shares of Company Series A Common Stock entitled to vote thereon at the Company Meeting, voting separately as a class, and (iii) the holders of at least two-thirds of the outstanding shares of Company Series B Common Stock entitled to vote thereon at the Company Meeting, voting separately as a class (collectively, the “Company Shareholder Approval”). No other vote of the holders of Shares or any other Equity Interests, or any class or series thereof, of the Company is necessary to consummate the Transactions.

(c)  Fairness Opinion. The Company Board received the written opinion of the Company Financial Advisor to the effect that, as of the date of such opinion and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth therein, the Per Share Price to be paid to the holders of Company Series A Common Stock (other than holders of Owned Company Shares and Dissenting Company Shares) is fair, from a financial point of view, to such holders of Company Series A Common Stock. Promptly after the receipt thereof by the Company Board, a written copy of such opinion will be made available to Parent solely for informational purposes and on a non-reliance basis. The opinion of the Company Financial Advisor has not been withdrawn, revoked or modified as of the date of this Agreement. The Company has been authorized by the Company Financial Advisor to permit the inclusion of such opinion in its entirety and references thereto in the Proxy Statement, subject to prior review and consent by the Company Financial Advisor.

(d)  Anti-Takeover Laws. Assuming that the representations of Parent and Merger Sub set forth in Section 4.6 are true and correct, (i) the Company Board has taken all necessary actions so that neither Parent nor Merger Sub will be an “affiliated shareholder” in connection with this Agreement or the Transactions and that the restrictions on business combinations set forth in Section 21.606 of the TBOC and any other similar applicable “anti-takeover” Law will not be applicable to this Agreement or the Transactions and no further action is required, and (ii) there is no “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statute or regulation, or takeover-related provision in the Charter or the Bylaws, or any

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stockholder rights plan or similar agreement, in each case that is applicable to Parent, Merger Sub, this Agreement or the Transactions or that would prohibit or restrict the ability of the Company to enter into this Agreement or its ability to consummate the Transactions.

3.4  Non-Contravention. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations under this Agreement, and the consummation of the Transactions (a) do not and will not violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration (including the obligation to make an offer to purchase or redeem any Company Capital Stock) or a loss of a benefit under or pursuant to (i) assuming the Company Shareholder Approval is obtained, any provision of the Charter or the Bylaws; (ii) any Material Contract; (iii) any Lease; or (iv) assuming compliance with the matters referred to in Section 3.5, any Law applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets are bound; and (b) do not and will not result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (a)(ii), (a)(iii), (a)(iv) and (b) to the extent such violations, conflicts, breaches, defaults, terminations, accelerations or Liens would not, individually or in the aggregate, have a Company Material Adverse Effect.

3.5  Requisite Governmental Approvals. No Consent, authorization of, filing or registration with, or notification to any Governmental Authority that has jurisdiction over the Transactions is required on the part of the Company in connection with the (a) execution and delivery of this Agreement by the Company; (b) performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) consummation of the Transactions, except (i) the filing of the Certificate of Merger with the Secretary of State of the State of Texas and such filings with Governmental Authorities to satisfy the applicable Laws of states in which the Company and its Subsidiaries are qualified to do business; (ii) the filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act, the TBOC and the applicable rules and regulations of the SEC and Nasdaq; and (iii) such other Consents the failure of which to obtain would not, individually or in the aggregate, have a Company Material Adverse Effect.

3.6  Capitalization.

(a)  Capital Stock. The authorized capital stock of the Company consists of (i) 31,250,000 Shares, 22,500,000 of which are designated as Company Series A Common Stock and 7,500,000 of which are designated as Company Series B Common Stock and (ii) 2,000,000 shares of Company Preferred Stock. As of the Capitalization Date, (A) 4,739,025 shares of Company Series A Common Stock were issued and outstanding, (B) 613,465 shares of Company Series B Common Stock were issued and outstanding, (C) zero shares of Company Preferred Stock were issued and outstanding, (D) 478,465 shares of Company Series A Common Stock were held by the Company as treasury shares, (E) 1,000,000 shares of Company Series A Common Stock and Company Series B Common Stock were reserved for issuance under the Incentive Compensation Plan and no stock-based awards have been granted and/or are outstanding, (F) 613,465 shares of Company Series A Common Stock were reserved for issuance upon conversion of the Company Series B Common Stock, and (G) no shares of Company Capital Stock were held by any Subsidiary of the Company. All outstanding shares of Company Common Stock are (x) duly authorized, validly issued, fully paid, nonassessable and free

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of any preemptive rights, (y) not subject to, or issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right, and (z) issued in compliance in all material respects with all applicable U.S. federal and state securities Laws. Since the Capitalization Date, the Company has not (x) issued or granted any Company Securities or (y) established a record date for, declared, set aside for payment or paid any dividend on, any Company Securities.

(b)  Company Securities. Since the Capitalization Date, no stock-based awards have been granted and no shares of Company Capital Stock have been issued. Other than as set forth in Section 3.6(a), there are (i) no issued, reserved for issuance or outstanding shares of capital stock of, or other equity or voting interest in, the Company; (ii) no outstanding securities of the Company convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) no outstanding options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (v) no outstanding shares of restricted stock, restricted stock units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company (the items in clauses (i), (ii), (iii), (iv) and (v), collectively with the Company Capital Stock, the “Company Securities”); (vi) no voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; (vii) no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound; and (viii) no other obligations by the Company to make any payments based on the price or value of any Company Securities or any dividends or other distributions declared or paid on any shares of capital stock of, or other equity or voting interest in, the Company. The Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no debentures, bonds, notes or other indebtedness for borrowed money of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the Company Shareholders may vote. The Company does not have a stockholder rights plan in effect.

(c)  No Other Rights. The Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.

3.7  Subsidiaries.

(a)  Subsidiaries. Section 3.7(a) of the Company Disclosure Letter contains a true, correct and complete list of the name and jurisdiction of organization of each Subsidiary of the Company as of the date hereof. Each Subsidiary of the Company (i) is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States); and (ii) has the requisite corporate power and authority to carry on its respective business as it is presently

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being conducted and to own, lease or operate its respective properties and assets as such properties and assets are presently being owned, leased or operated, except where the failure to be in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect. Each Subsidiary of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the certificates of incorporation, bylaws and other similar organizational documents (including shareholders agreements, limited liability company agreements, and limited partnership agreements) of each “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X promulgated by the SEC) of the Company, each as amended to date. No Subsidiary of the Company is in violation of its charter, bylaws or other similar organizational documents in any material respect.

(b)  Capital Stock of Subsidiaries. All of the outstanding capital stock of, or other equity or voting interest in, each Subsidiary of the Company (i) has been duly authorized, validly issued and is fully paid and nonassessable; and (ii) is owned, directly or indirectly, by the Company, free and clear of all Liens (other than Permitted Liens) and any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interest).

(c)  Other Securities of Subsidiaries. There are no outstanding (i) securities convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company; (ii) options, warrants or other rights or arrangements obligating the Company and its Subsidiaries to acquire from any Subsidiary of the Company, or that obligate any Subsidiary of the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for, shares of capital stock of, or other equity or voting interest (including any voting debt) in, any Subsidiary of the Company; (iii) obligations of any Subsidiary of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, such Subsidiary to any Person other than the Company or one of its Subsidiaries or (iv) obligations to repurchase, redeem or otherwise acquire any capital stock or voting securities of, or other Equity Interests in, such Subsidiary of the Company pursuant to any Contract to which any such Subsidiary is party or bound. There are no debentures, bonds, notes or other indebtedness for borrowed money of any Subsidiary of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the Company Shareholders or any holders of Equity Interests in such Subsidiary may vote.

(d)  Other Investments. Other than the capital stock of its Subsidiaries and marketable securities held in the ordinary course of business for cash management purposes, the Company does not own or hold the right to acquire any equity securities, ownership interests or voting interests (including voting debt) of, or securities exchangeable or exercisable therefor, or investments in, any other Person. The Company has made available to Parent true, correct and complete copies of the investment and other agreements and documents, if any, relating to any Equity Interests (including any voting debt securities) held by the Company or any of its Subsidiaries as of the date of this Agreement in any other Person.

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3.8  Company SEC Reports. Since January 1, 2023, the Company has timely furnished or filed all forms, reports and documents required to be furnished or filed by the Company with the SEC under the Securities Act or the Exchange Act (the “Company SEC Reports”). As of their respective effective dates (in the case of Company SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective filing dates (in the case of all other Company SEC Reports) (or, in each case, if amended or supplemented prior to the date of this Agreement, as of the effective date or filing date of such amendment or supplement), (a) each Company SEC Report complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Report, each as in effect on the date that such Company SEC Report was filed and (b) no Company SEC Report contained any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. True, correct and complete copies of all Company SEC Reports are publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC (“EDGAR”). As of the date of this Agreement, (i) there are no outstanding or unresolved comments in any comment letters received by the Company from the SEC and (ii) to the Knowledge of the Company, none of the Company SEC Reports is the subject of any ongoing review by the SEC.

3.9  Company Financial Statements; Controls.

(a)  Company Financial Statements. The consolidated financial statements (including any related notes and schedules) of the Company and its Subsidiaries filed with the Company SEC Reports (i) were prepared in accordance with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q); and (ii) fairly present, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited financial statements, to the absence of footnotes and normal year-end audit adjustments). Except as have been described in the Filed Company SEC Reports, neither the Company nor any Subsidiaries of the Company is a party to any off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated by the SEC.

(b)  Disclosure Controls and Procedures. The Company has established and maintains “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act). The Company’s disclosure controls and procedures are sufficient to provide reasonable assurance that all (i) material information required to be disclosed by the Company in the reports and other documents that it files or furnishes pursuant to the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC; and (ii) such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. The Company’s management has completed an assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2024, and such assessment concluded that such system was effective. Except as disclosed in the Filed Company SEC Reports, since December 31, 2023, neither the Company nor the Company’s independent registered accountant has identified or been made aware of: (A) any significant deficiency

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or material weakness in the design or operation of the internal control over financial reporting utilized by the Company, which is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (B) any fraud, regardless of whether material, that involves the management or other employees of the Company who have a significant role in the Company’s internal control over financial reporting. Since December 31, 2023, neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any director or officer of the Company or any of its Subsidiaries has received or otherwise had or obtained knowledge of any written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures or methodologies of the Company or any of its Subsidiaries or their respective internal accounting controls, including any written complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices.

3.10  No Undisclosed Liabilities. The Company and its Subsidiaries have no liabilities or obligations of any nature required to be reflected, disclosed, accrued or otherwise reserved against on a balance sheet (or the notes thereto) prepared in accordance with GAAP, other than liabilities (a) reflected, disclosed, accrued or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Reports; (b) incurred in connection with the Transactions (including any Transaction Litigation); or (c) incurred in the ordinary course of business on or after March 31, 2025. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act), where the result, purpose or intended effect of such Contract is to avoid disclosure of any transaction involving, or liabilities of, the Company or any of its Subsidiaries in the Company SEC Reports.

3.11  Absence of Certain Changes. Since March 31, 2025, (a) there has not occurred a Company Material Adverse Effect and (b) each of the Company and its Subsidiaries (i) has conducted its respective business in all material respects in the ordinary course of business consistent with past practice (other than actions taken by the Company expressly contemplated by this Agreement and the Transactions) and (ii) has not taken any action that, if taken after the date hereof, would require the consent of Parent pursuant to the terms of Section 5.2(a), (b), (c), (f)(ii)–(iv), (g), (h), (i), (j), (l), (o), or (v).

3.12  Material Contracts.

(a)  Section 3.12(a) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a true, correct and complete list, and the Company has made available to Parent true, correct and complete copies of, each of the following Contracts (other than any Company Benefit Plans and any Contract (including amendments thereto) filed or required to be filed as an exhibit to the Filed Company SEC Reports (all of which shall be deemed to have been made available to Parent)) to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries, or any of its or their respective assets or businesses are bound (and any amendments, supplements and modifications thereto):

(i)  any Contract with any of the top ten (10) largest vendors of the Company (measured by expenditures during the twelve (12)-month period ended December 31, 2024);

(ii)  any trade, barter or similar Contract, in each case involving a value in excess of $100,000;

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(iii)  any Contract concerning the establishment or operation of a partnership, joint venture or limited liability company, or similar arrangement or agreement;

(iv)  any Contract granting a license of Intellectual Property from the Company to any third party, or from any third party to the Company, in each case that is material to the business of the Company, including licenses to Training Data for use with AI Tools, except with respect to end user licenses on Company’s standard form, licenses of newspaper content for use in other media entered into with third parties in the ordinary course of business involving royalties of $100,000 or less, and licenses to the Company of shrink-wrap, click-wrap, or off-the-shelf software, or other licenses of software that is commercially available to the public generally with annual license fees of $100,000 or less;

(v)  any Contract (A) containing any covenant prohibiting, limiting or restricting (or purporting to prohibit, limit or restrict) the right of the Company or any of its Subsidiaries to engage in any line of business or to compete with any Person in any line of business or geographic area, (B) prohibiting, limiting or restricting (or purporting to prohibit, limit or restrict) the Company or any of its Subsidiaries from engaging in any business with any Person (including soliciting any customers or soliciting or hiring individuals for employment) or levying a fine, charge or other payment for doing so, (C) containing a “most favored nation” or exclusivity or similar provision, or (D) granting any right of first refusal or right of first offer in favor of any third Person;

 (vi)  any Contract (A) relating to the disposition or acquisition of assets by the Company or any of its Subsidiaries with a value greater than $100,000 and pursuant to which the Company or any of its Subsidiaries has ongoing or unperformed material obligations or liabilities; or (B) pursuant to which the Company or any of its Subsidiaries will, or has the right to, acquire any material ownership interest in any Person (other than any wholly owned Subsidiary of the Company);

 (vii)  any Contract with any officer, director, manager, shareholder, member of an Affiliate of the Company or any of their respective relatives or Affiliates (other than the Company) (excluding customary employee confidentiality and invention assignment agreements, equity or incentive equity documents, organizational documents, employment agreements, Contracts set forth on Section 3.18(a) of the Company Disclosure Letter and offer letters for at-will employment set forth on Section 3.18(a) of the Company Disclosure Letter);

 (viii)  any Contract that is a loan, guarantee of indebtedness, credit agreement, note, mortgage, security agreement, pledge, indenture, bond or other Contract or binding commitment in respect of indebtedness (other than those related to trade payables arising in the ordinary course of business), in each case in excess of $100,000;

 (ix)  any Contract with any Union;

 (x)  any Contract that directly or indirectly limits or restricts, or purports to limit or restrict, the ability of the Company or its Subsidiaries to exercise control over subscription pricing and offers, including the ability to promptly remove “affiliate” third-party offers;

 (xi)  any newspaper delivery or distribution Contract;

 (xii)  any Contract that is a settlement, conciliation or similar Contract that would require the Company or any of its Subsidiaries to pay consideration of more than $100,000 after the date hereof; and

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 (xiii)  any Contract that is with any Governmental Authority.

(b)  Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) all Contracts set forth on Section 3.12(a) of the Company Disclosure Letter or filed or required to be filed as exhibits to the Company SEC Reports (the “Material Contracts”) are valid and binding obligations of the Company or its Subsidiaries party thereto and, to the Knowledge of the Company, of each other party thereto, and is in full force and effect, and enforceable in accordance with its terms, except to the extent any Material Contract expires or terminates in accordance with its terms in the ordinary course of business and subject to the Enforceability Limitations, (ii) neither the Company nor any Subsidiary of the Company is in breach or violation of, or failure to comply with, or default under, any Material Contract nor has any Material Contract been canceled by the counterparty, (iii) neither the Company nor any Subsidiaries thereof has received written notice from any counterparty to a Material Contract that such other party intends to terminate, not renew, or renegotiate the price or other material terms of such Material Contract; and (iv) since January 1, 2023, neither the Company nor any of its Subsidiaries has received written notice of any actual, alleged, possible or potential breach or violation of, or failure to comply with, or default under, any term or requirement of any Material Contract.

3.13   Real Property.

  (a)  Owned Real Property. Neither the Company nor any of its Subsidiaries currently owns or, at any time after January 1, 2020, has formerly owned any real property. With respect to such formerly owned real property disclosed in Section 3.13(a) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has any outstanding liability or responsibility to any Person for any claims, damages, or losses arising out of or related to the condition, use, or ownership of such property, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  (b)  Leased Real Property. Section 3.13(b) of the Company Disclosure Letter contains a true, correct and complete list of (i) all of the real property that is leased, subleased, licensed or otherwise used or occupied by, the Company or any of its Subsidiaries (such property, the “Leased Real Property”) and (ii) all leases, subleases, licenses or other Contracts pursuant to which the Company or its Subsidiaries use or occupy, or have the right to use or occupy, now or in the future, such Leased Real Property (together with all amendments, modifications and supplements thereto and extensions and guaranties thereof, collectively, the “Leases” and, each, a “Lease”). The Company has made available to Parent true, correct and complete copies of all Leases (including all material modifications, amendments and supplements thereto). The Company and/or one of its Subsidiaries, as the case may be, have and own good, valid and subsisting leasehold interests in the Leased Real Property under each Lease, free and clear of all Liens (other than Permitted Liens). With respect to each Lease, except in each case as would not, individually or in the aggregate, have a Company Material Adverse Effect: (A) such Lease is in full force and effect, except in each case, as enforcement may be limited by the Enforceability Limitations, and is subject to proper authorization and execution of such Lease by any party other than the Company or any of its Subsidiaries; (B) neither the Company nor any Subsidiary or, to the Knowledge of the Company, any other party to any Lease, is in default, beyond any applicable notice and cure periods, under any such Lease, (C) neither the Company nor any of its Subsidiaries has received written notice concerning any violation of applicable Laws with respect to any Leased Real Property, (D) neither the Company nor any of its Subsidiaries has received written notice of any Legal Proceedings in eminent domain, condemnation or other similar Legal Proceedings

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that are pending with respect to any Leased Real Property, (E) the Company has not granted to any third Person the right to use or occupy any portion of the Leased Real Property subject to any such Lease, and (F)  the Transactions do not require the consent of any party to such Lease.

3.14   Environmental Matters. Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, (a) none of the Company or its Subsidiaries has received any written notice alleging that the Company or any Subsidiary has violated any applicable Environmental Law; (b) there has been no Release or presence of or exposure to any Hazardous Substance, whether on or off, any property currently or formerly owned or operated by the Company or any Subsidiary that would reasonably be expected to result in liability or a requirement for investigation, notification or remediation by the Company or any Subsidiary under Environmental Law; and (c) none of the Company or its Subsidiaries is a party to or is the subject of any current, pending or, to the Knowledge of the Company, threatened Legal Proceeding, Order or Lien (i) alleging or with respect to noncompliance by the Company or any of its Subsidiaries with any Environmental Law; or (ii) seeking to impose any financial responsibility for any investigation, cleanup, removal or remediation pursuant to any Environmental Law.

3.15  Intellectual Property.

  (a)  Section 3.15(a) of the Company Disclosure Letter sets forth a true and complete list of all Company Registered Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, all Registered Intellectual Property is subsisting, valid, and to the Knowledge of the Company, enforceable. No material Legal Proceeding is pending or, to the Knowledge of the Company, is threatened, that challenges the validity, enforceability, registration, or ownership of any Company Registered Intellectual Property.

  (b)  Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company or one of its Subsidiaries exclusively owns the Company Owned Intellectual Property free and clear of all Liens (other than Permitted Liens) and otherwise has a valid and enforceable written license or other permission to use all other Company Intellectual Property. No Company Owned Intellectual Property has been licensed or otherwise disclosed to a third Person for use as Training Data with any third-party AI Tools. None of the execution or delivery of this Agreement by the Company, the performance of this Agreement by the Company, or the consummation of the Transactions will result in the loss, forfeiture, termination, or impairment of, or give rise to a right of any Person to limit, terminate, or consent to the continued use of, any material rights of the Company in any Company Registered Intellectual Property.

  (c)  Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries are not infringing, misappropriating, diluting, or otherwise violating the Intellectual Property rights of any Person. Since January 1, 2023, no material Legal Proceeding has been or is pending or, to the Knowledge of the Company, has been or is threatened, alleging that the Company has infringed, misappropriated, diluted or otherwise violated the Intellectual Property rights of any Person. Other than unauthorized copies of newspaper articles and photos posted on the internet as expected in the ordinary course of the business, to the Knowledge of the Company, no Person is infringing, misappropriating, diluting or otherwise violating any Company Owned Intellectual Property. Other than cease and desist

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letters and take down notices sent in the ordinary course of the business to hosts of unauthorized copies of newspaper articles and photos posted on the internet, the Company has not made any written claim of a violation, infringement, misuse, or misappropriation by any Person (including any employee or former employee of the Company) of its rights to, or in connection with, any of the Company Intellectual Property.

  (d)  The Company takes commercially reasonable actions to protect and preserve the confidentiality of their material Trade Secrets. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there has been no unauthorized use or disclosure of any Trade Secrets included in the Company Owned Intellectual Property. Neither the Company nor its Subsidiaries have disclosed any material Trade Secrets included in the Company Owned Intellectual Property to any Person other than pursuant to a written confidentiality or non-disclosure agreement pursuant to which such Person agrees to protect such Trade Secrets.

  (e)  The incorporation, linking, calling, distribution or other use in, by or with any proprietary product or service currently developed, marketed, licensed, sold, performed, distributed or otherwise made available by the Company (the “Products”), of any Open Source Software, does not (i) restrict in any material respect the ability of the Company to protect its proprietary interests in any such Product of the Company, including protecting the Company Owned Intellectual Property therein, (ii) obligate the Company to disclose, make available, offer or deliver any portion of the source code of such Product or component thereof to any third party, other than the applicable Open Source Software or (iii) require that any Product be licensed for the purpose of making derivative works, or be licensed under terms that allow reverse engineering, reverse assembly, or disassembly of any kind, or be redistributed at no charge, other than the applicable Open Source Software. The Company is in material compliance with all terms and conditions of any license for Open Source Software that is contained in, incorporated into, lined or called by, distributed with, or otherwise used by any Product.

3.16  Data Privacy and Protection.

 (a)  The computer systems, servers, network equipment and other computer hardware owned, leased or licensed by the Company or any of its Subsidiaries (“IT Systems”) are (i) to the Knowledge of the Company, free from any virus or other software routines or hardware components that permit unauthorized access or the unauthorized disablement or erasure of such, and (ii) are functional and operate and run in a reasonable and efficient business manner and have not materially malfunctioned, materially failed, suffered any material successful cyberattack, or suffered other material impairment of such IT Systems that has resulted or is reasonably likely to result in disruption or damage to the Company’s business and that has not been remedied, since January 1, 2023.

 (b)  The Company has commercially reasonable security measures in place intended to protect data relating to the customers of its business, including any Personal Information (“Customer Data”), under their possession or control from unauthorized access. To the Knowledge of the Company, since January 1, 2023, the Company has not suffered any material breach in security that has resulted in any unauthorized access to or disclosure of Customer Data. The Company has complied in all material respects with applicable Data Protection Requirements, including by (i) implementing a mechanism for the submission of privacy rights requests in accordance with applicable Data Protection Requirements; (ii) timely fulfilling verified privacy rights requests the Company has received; and (iii) obtaining any legally required permissions and/or consents from individuals needed for the Company’s collection, use, sharing, and other Processing of Personal Information and in respect of any

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opt out preferences as required under applicable Data Protection Requirements. Since January 1, 2023, no Legal Proceeding has been filed or commenced or, to the Knowledge of the Company, threatened against, the Company alleging any material failure to comply with any Data Protection Requirements, and the Company has not received or been subject to any material complaint, inquiry, or similar communication regarding potential non-compliance with any Data Protection Requirements. The Company has obtained all legally required permissions and/or consents, if applicable, from individuals needed to transfer any Personal Information transferred or to be transferred to Parent at the Closing.

 (c)  None of the execution or delivery of this Agreement, the performance of the Company’s obligations hereunder, or the consummation of the Transactions will result in any material violation of any applicable Data Protection Requirements. Upon the Closing, the Surviving Corporation will continue to have the right to use Personal Information on identical terms and conditions as the Company enjoyed immediately prior to the Closing.

3.17  Tax Matters.

 (a)  All income and other material Tax Returns that are required to be filed by any of the Company or its Subsidiaries have been filed, and all such Tax Returns are true, complete, and accurate in all material respects;

 (b)  each of the Company and its Subsidiaries has paid all material Taxes required to be paid by it, other than Taxes for which adequate reserves have been established in accordance with GAAP on the financial statements of the Company and its Subsidiaries;

 (c)  the Company and its Subsidiaries have withheld any material Taxes required to be withheld from amounts owing to, or collected from, any employee, creditor, or other third party;

 (d)  no material deficiencies for Taxes have been claimed, proposed or assessed by any Governmental Authority in writing against the Company or any of its Subsidiaries except for deficiencies which have been satisfied, settled or withdrawn;

 (e)  there is no ongoing (or, to the Knowledge of the Company after making reasonable inquiry of the employees and third-party advisors responsible for the Company’s and its Subsidiaries’ Tax reporting and compliance, pending or threatened) Tax audit, examination, administrative proceeding or Legal Proceeding with respect to material Taxes of the Company or any of its Subsidiaries, nor has been any threatened in writing;

 (f)  neither the Company nor any of its Subsidiaries has waived or extended any statute of limitations with respect to Taxes, which waiver or extension remains in effect;

 (g)  neither the Company nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355(a) of the Code in the two years prior to the date of this Agreement;

 (h)  neither the Company nor any of its Subsidiaries is a party to any Tax allocation, sharing or indemnity agreement (other than any agreement the primary purpose of which is not related to Taxes);

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 (i)  neither the Company nor any of its Subsidiaries has entered into any “reportable transaction” within the meaning of U.S. Treasury Regulation Sections 1.6011-4(b);

 (j)  neither the Company nor any of its Subsidiaries (i) has been a member of an affiliated group filing a consolidated federal income Tax Return or a consolidated, combined, unitary or other group for purposes of any applicable state, local or foreign Tax Law, other than a group the common parent of which was the Company, (ii) has any liability for the Taxes of any Person (other than the Company and its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or similar or corresponding provision of state, local or non-U.S. Tax Law) or by operation of Law, as a transferee or successor, by contract or otherwise;

 (k)  the unpaid Taxes of the Company and its Subsidiaries, in the aggregate, did not as of the date of the Audited Company Balance Sheet, and will not as of the Closing Date (adjusted to take into account Taxes arising in the ordinary course of business from the date of the Audited Company Balance Sheet through the Closing Date), exceed the accrued liability for Taxes of the Company and its Subsidiaries (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the Audited Company Balance Sheet;

 (l)  neither the Company nor any of its Subsidiaries (including, after the Closing, the Surviving Corporation) will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of: (i) any use of an improper method of accounting or a change in method of accounting for a taxable period (or portion thereof) ending on or before the Closing Date, including by reason of the application of Section 481 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law); (ii) any “closing agreement” as described in Section 7121 of the Code (or any similar or corresponding provision of state, local or non-U.S. Tax Law) executed prior to the Closing; (iii) any installment sale or open transaction disposition made prior to the Closing; (iv) a prepaid amount received on or prior to the Closing Date; or (v) inclusion pursuant to Sections 706, 951 or 951A of the Code (or similar provision of state, local or non-U.S. Tax Law) of income that is attributable to economic activity occurring prior to the Closing;

 (m)  neither the Company nor any of its Subsidiaries have any material intercompany items that have not yet been taken into account under Treasury Regulation Section 1.1502-13 or an excess loss account with respect to any stock of a Subsidiary pursuant to Treasury Regulation Section 1.1502-19 (or any similar or corresponding items or amounts pursuant to applicable state, local or foreign Tax Laws);

 (n)  neither the Company nor any of its Subsidiaries is a party to or bound by any closing agreement, voluntary disclosure agreement, private letter ruling, technical advance memorandum, offer in compromise, or any other agreement related to any Tax or Tax Return with any Governmental Authority; and

 (o)  no net operating loss, capital loss, business interest expense, foreign tax credit other tax credit, or other Tax attribute of the Company or any of its Subsidiaries that under applicable Law is eligible to be carried over to any future period is subject to a limitation pursuant to Section 382, 383 or 384 of the Code, Treasury Regulation Section 1.1502-15, 1.1502-21, or 1.1502-22, or any similar or corresponding state, local or foreign Tax Law.

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3.18  Company Benefit Plans.

 (a)  Section 3.18(a) of the Company Disclosure Letter sets forth a true and complete list of each (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not subject to ERISA, (ii) employment, individual consulting, compensation, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy; or (iii) other benefit or compensation plan, Contract, policy or arrangement providing for pension, retirement, profit-sharing, deferred compensation, stock option, equity or equity-based compensation, stock purchase, employee stock ownership, paid vacation, holiday pay or other paid time off, bonus or other incentive plans, medical, retiree medical, vision, dental or other health plans, life insurance plans, and other employee benefit plans or fringe benefit plans, in each case, that is sponsored, maintained, administered, contributed to or entered into by the Company or any of its Subsidiaries for the current or future benefit of any Service Provider, or with respect to which the Company or any of its Subsidiaries has or may have any liability  (each of such plans, agreements, arrangements, programs or policies described in the foregoing clauses (i) – (iii), a “Company Benefit Plan”).

 (b)  With respect to each Company Benefit Plan, the Company has made available to Parent (if applicable to such Company Benefit Plan) (unless filed as an exhibit to the Filed Company SEC Reports): (i) all material documents embodying or governing such Company Benefit Plan, and any funding medium for the Company Benefit Plan (including trust agreements); (ii) the most recent IRS determination letter or IRS opinion letter with respect to each Company Benefit Plan qualified under Section 401(a) of the Code (if applicable); (iii) for the three most recent years (A) Forms 5500 and attached schedules, (B) audited financial statements, and (C) actuarial valuation reports; (iv) the most recent summary plan description, summary of material modifications and all other written communications (or a description of all material verbal communications); (v) any insurance policy related to such Company Benefit Plan; and (vi) for the last three years, all correspondence with the IRS, the United States Department of Labor, the Pension Benefit Guaranty Corporation and any other Governmental Authority regarding the operation or administration of any Company Benefit Plan.

 (c)  Except as has not resulted in or would not reasonably be expected to result in a material liability to the Company and its Subsidiaries, taken as a whole:

 (i)  (A) each Company Benefit Plan has been established, administered and funded in accordance with its terms and all applicable Laws, including ERISA and the Code; and (B) each Service Provider who is or was classified by the Company or any of its Subsidiaries as an independent contractor has been properly classified for purposes of participation and benefit accrual under each Company Benefit Plan;

 (ii)  each Company Benefit Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS as to its qualified status (or, if such Company Benefit Plan is a master, prototype or volume submitter plan, may rely on a favorable opinion or advisory letter issued by the IRS), and no fact or event has occurred that could adversely affect the qualified status of any such Company Benefit Plan, or the exempt status of any associated trust, or cause the imposition of any liability, penalty or Tax under ERISA or the Code with respect to such determination;

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 (iii)  there has been no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code, other than a transaction that is exempt under a statutory or administrative exemption) with respect to any Company Benefit Plan;

 (iv)  (A) each Company Benefit Plan that is subject to Section 409A or Section 457A of the Code has been administered in compliance with its terms and Section 409A or Section 457A of the Code, as applicable (including the operational and documentary requirements thereof), and all applicable regulatory guidance thereunder (including, notices, rulings and proposed and final regulations); and (B) no payment to be made under any Company Benefit Plan is, or to the Knowledge of the Company, will be, subject to the penalties of Section 409A(a)(1) or Section 457A of the Code; and

 (v)  no Legal Proceeding has been brought, or to the Knowledge of the Company is threatened, against or with respect to any Company Benefit Plan (other than routine benefits claims), including any audit or inquiry by the IRS, the United States Department of Labor or the Pension Benefit Guaranty Corporation.

 (d)  No Company Benefit Plan is, and neither the Company nor any of its Subsidiaries has any liability with respect to: (i) any multiemployer pension plan (as defined in Section 3(37) of ERISA); (ii) any plan subject to Title IV of ERISA or Section 412, 430 or 4971 of the Code; or (iii) any multiple employer welfare arrangement (as defined in Section 3(40) of ERISA).

 (e)  Neither the execution of this Agreement nor the consummation of the Transactions (alone or in conjunction with any other event, including any termination of employment) will (i) entitle any Service Provider to any compensation or benefit (including any bonus, retention or severance pay) under any of the Company Benefit Plans or otherwise; (ii) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits under any of the Company Benefit Plans or otherwise; or (iii) limit or restrict the right of the Company or any of its Subsidiaries to merge, amend, or terminate any Company Benefit Plan.

 (f)  No amount that could be received (whether in cash or property or the vesting of property), as a result of the consummation of the Transactions (alone or in conjunction with any other event, including any termination of employment), (i) has resulted or could result, individually or in the aggregate (but excluding any payment pursuant to any Contract entered into after the date of this Agreement by Parent or any of its Affiliates), in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code (or any corresponding provision of state, local or foreign income Tax Law) in connection with the Transactions, or (ii) would not be deductible by reason of Section 280G of the Code or would be subject to an excise Tax under Section 4999 of the Code. Neither the Company nor any of its Subsidiaries has any obligation to gross-up, indemnify or otherwise reimburse any current or former Service Provider for any Tax, including under Sections 409A or 4999 of the Code.

 (g)  No Company Benefit Plan provides or promises to provide any post-employment, post-retirement, medical, disability or life insurance benefits to any current or former Service Provider or their dependents, other than (i) as required by Law or (ii) with respect to benefits for which the full cost is borne by the Service Provider (or any beneficiary of the Service Provider).

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3.19  Labor and Employment Matters.

 (a)  The Company has provided Parent with a true and complete list of each Person employed by the Company or any of its Subsidiaries as of the date hereof, together with such Person’s (i) name; (ii) employer; (iii) job title; (iv) date of hire; (v) base salary or wage rate; (vi) target bonus or incentive compensation information; (vii) work location (city/state/country); (viii) full-time or part-time status; (ix) whether or not on leave (and if on leave, the reason for such leave and the expected return date); and (x) exempt or non-exempt status under the Fair Labor Standards Act of 1938, as amended. The Company has also provided Parent with a true and complete list of the number of independent contractors engaged by the Company or any of its Subsidiaries as of May 31, 2025, categorized by service type (e.g., ten columnists), together with (A) a brief description of the services provided by each group; and (B) the range of compensation earned by the independent contractors within each group.

 (b)  During the prior three (3) years, there have been no strikes, labor disputes, work stoppages, requests for representation, pickets, work slow-downs due to labor disagreements or any Legal Proceedings that involve the labor or employment relations of the Company or any of its Subsidiaries, and no such matters are pending. During the prior three (3) years, neither the Company nor any of its Subsidiaries is or has been a party to any collective bargaining agreement or any other Contract, agreement or arrangement with any Union, and there is no, and, in the prior three (3) years has been no, organizing activity by any Service Providers or any Union with respect to any Service Providers. There is no representation, claim or petition relating to any Service Provider pending before any applicable Governmental Authority. None of the execution or delivery of this Agreement, the performance of the Company’s obligations hereunder, or the consummation of the Transactions will (either alone or in combination with any other event) result in or give rise to any obligation to notify, consult with or obtain the consent or approval of any Service Provider or Union.

 (c)  During the prior three (3) years, there has been no unfair labor practice charge or complaint pending before any applicable Governmental Authority relating to any Service Provider’s employment or other engagement with the Company or any of its Subsidiaries. There are no, and during the prior three (3) years there have been no, Legal Proceedings against the Company or any of its Subsidiaries relating to any Service Provider or with respect to any Law relating to employees or employment practices and no such Legal Proceedings are pending or, to the Knowledge of the Company, threatened.

 (d)  Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, during the past three (3) years, the Company and each of its Subsidiaries has: (i) been in compliance with all applicable Laws respecting employment, employment practices and labor, including with respect to equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages, hours, overtime compensation, employee classification, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence, paid sick leave, and unemployment insurance; (ii) fully and accurately reported all payments to all independent contractors, volunteers, subcontractors, temps, leased employees, and other contingent workers as required by applicable Laws and has satisfied all applicable withholding Tax obligations; (iii) properly classified (A) each Service Provider who is or was classified as exempt under the Fair Labor Standards Act or any similar applicable state or local wage and hour Law, and

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(B) each Service Provider who has performed services as a consultant, independent contractor, or otherwise; and (iv) complied with all immigration Laws, including Form I-9 requirements and any applicable mandatory E-Verify obligations.

 (e)  Within the past three (3) years: (i) no Service Provider has made, and to the Knowledge of the Company, there have been no facts that would reasonably be expected to result in, any allegation of sexual harassment or employment discrimination against the Company or any of its Subsidiaries or against any Service Provider; and (ii) neither the Company nor any of its Subsidiaries has entered into any settlement agreements related to allegations of sexual harassment or employment discrimination made by a Service Provider.

 (f)  To the Knowledge of the Company, no executive officer or management-level employee of the Company or any of its Subsidiaries has any plans to terminate his or her employment with the Company or any of its Subsidiaries. To the Knowledge of the Company, there are no agreements between any Service Provider and any other Person which would restrict, in any manner, such Service Provider’s ability to perform services for Parent or any of its Affiliates following the Closing or the right of any of them to compete with any Person or the right of any of them to sell to or purchase from any other Person.

3.20  Permits. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries hold, to the extent legally required, all Permits that are required for the operation of the business of the Company and its Subsidiaries as currently conducted. The Company and its Subsidiaries have maintained and are in compliance with the terms of, and since December 31, 2023, have maintained and been in compliance with the terms of, all Permits that are required for the operation of the business of the Company and its Subsidiaries as currently conducted. Such Permits are in full force and effect, and no revocation, non-renewal, adverse modification, suspension or cancellation of any of the Permits is pending or, to the Company’s Knowledge, threatened, and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation of any term, condition or provision of any Permit, except, in each case, where such revocation, non-renewal, adverse modification, suspension, cancellation, default or violation would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

3.21  Compliance with Laws. The Company and its Subsidiaries are, and since January 1, 2023 have been, in compliance with all Laws applicable to the Company and its Subsidiaries or to the products, conduct of the business or operations of the Company and its Subsidiaries, except for such noncompliance that would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole. Since January 1, 2023, neither the Company nor any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral notice from a Governmental Authority alleging that the Company or any of its Subsidiaries is not in compliance with any Law applicable to the Company or any of its Subsidiaries, as applicable, except for any noncompliance that would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

3.22  Proxy Statement. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement will, at the date that the Proxy Statement or any amendment or supplement thereto is (a) filed with the SEC, (b) mailed to holders of Shares and (c) at the time of the Company Meeting, contain any untrue statement of a material fact or

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omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Company to such portions thereof to the extent related expressly to Parent and its Subsidiaries, including Merger Sub, or to statements made therein based on information supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference therein). The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and other applicable Law.

3.23  Legal Proceedings. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, there are no Legal Proceedings pending or threatened in writing against the Company or any of its Subsidiaries or, to the Knowledge of the Company, against any present or former officer or director of the Company or any of its Subsidiaries in such individual’s capacity as such, nor is there any Order outstanding to which any of the assets of the Company or any of its Subsidiaries is bound.

3.24  Brokers. Except for the Company Financial Advisor, there is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Company and its Subsidiaries who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Transactions. The Company has made available to Parent a true, correct and complete copy of the Company’s engagement letter with the Company Financial Advisor (except for any redactions with respect to matters for which none of the Surviving Corporation, its Subsidiaries, Parent, or any of its other Affiliates will have any liability or obligations following the Effective Time).

3.25  Insurance. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, (a) all insurance policies (including any self-insurance or “fronting” insurance programs maintained by the Company) of the Company and its Subsidiaries are in full force and effect; (b) the Company and its Subsidiaries maintain insurance coverage in such amounts and covering such risks as are in accordance in all material respects with normal industry practice for companies operating in the industry in which the Company and its Subsidiaries currently operate; (c) all premiums due with respect to such insurance policies covering periods up to and including the Closing Date have been paid or will have been paid as of the Closing in accordance with the terms thereof; and (d) other than in connection with ordinary course renewals and excluding insurance policies that have expired and been replaced in the ordinary course of business, the Company has not received any written notice of termination, cancellation, or non-renewal with respect to any such policy within the last three (3) years and, to the Knowledge of the Company, no threat during such period has been made by an insurer to terminate, cancel or not renew any insurance policy of the Company and its Subsidiaries. True, correct and complete copies of all insurance policies of the Company and its Subsidiaries in effect as of the date of this Agreement (or, where no such copies are available, a binder of insurance which includes a reasonably detailed written description thereof) have been made available to Parent.

3.26  Publications; Rates. Section 3.26 of the Company Disclosure Letter (a) sets forth true, correct and complete a list of all publications of the Company and its Subsidiaries in publication as of the date of this Agreement (the “Newspapers”) and (b) identifies any Newspapers that as of the date of this Agreement are contemplated to be discontinued. True, correct and complete copies of all standard prices offered to new subscribers as of the date of this Agreement for subscriptions provided by the Company or any of its Subsidiaries have been made available to Parent.

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3.27  Circulation; Traffic.

 (a)  Section 3.27(a) of the Company Disclosure Letter sets forth (i) the number of digital subscribers and print subscribers of the Newspapers for each month during the twelve (12)-month period ended December 31, 2024, and during the five (5)-month period ended May 31, 2025, and (ii) the number of website sessions for each month during the twelve (12)-month period ended December 31, 2024, and during the five (5)-month period ended May 31, 2025, to each of the Newspaper’s websites.

 (b)  The Company has not sold or otherwise transferred to, or permitted the use by any Person of, any list of past or present customers of and/or subscribers to the Newspapers, in each case other than in the ordinary course of business. There has been no material change in the way such subscriber or traffic numbers were accounted for since October 31, 2024, including post-expiration subscriber grace/stop timing, subscriber pricing strategy, and acquisition channel strategy.

3.28  Exclusivity of Representations and Warranties.

 (a)  Except for the representations and warranties expressly set forth in this Article 3, none of the Company, any of its Subsidiaries or Affiliates or any other Person on behalf of the Company or any of its Subsidiaries makes any express or implied representation or warranty (and there is and has been no reliance by Parent, Merger Sub or any of their respective Affiliates or Representatives on any such representation or warranty) with respect to the Company, any of its Subsidiaries or their respective businesses or with respect to any other information provided, or made available, to Parent, Merger Sub or their respective Representatives or Affiliates in connection with the Transactions, including the accuracy or completeness thereof. Without limiting the foregoing, neither the Company nor any of its Subsidiaries nor any other Person will have or be subject to any liability or other obligation to Parent, Merger Sub or their Representatives or Affiliates or any other Person resulting from Parent’s, Merger Sub’s or their Representatives’ or Affiliates’ use of any information, documents, projections, forecasts or other material made available to Parent, Merger Sub or their Representatives or Affiliates, including any information made available in the electronic data room maintained by the Company for purposes of the Transactions, teaser, marketing material, confidential information memorandum, management presentations, functional “break-out” discussions, responses to questions submitted on behalf of Parent, Merger Sub or their respective Representatives or in any other form in connection with the Transactions, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article 3.

 (b)  The Company acknowledges that none of Parent, Merger Sub, any of their respective Subsidiaries or Affiliates or any Person on behalf of Parent, Merger Sub, or any of their respective Subsidiaries or Affiliates makes any express or implied representation or warranty (and there is and has been no reliance by the Company, any of its Subsidiaries or any of their respective Affiliates or Representatives on any such representation or warranty) with respect to Parent, Merger Sub, any of their respective Subsidiaries or their respective businesses or with respect to any other information provided, or made available, to the Company, any of its Subsidiaries or any of their respective Affiliates or Representatives in connection with the Transactions, including the accuracy or completeness thereof other than the representations and warranties expressly contained in Article 4.

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ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Except as set forth in the Parent Disclosure Letter, Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

4.1  Organization; Good Standing.

(a)  Parent. Parent (i) is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization and (ii) has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets.

(b)  Merger Sub. Merger Sub (i) is a corporation duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization; and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets. Merger Sub has been formed solely for the purpose of engaging in the Transactions and, prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement or incidental to the Transactions. Merger Sub is a wholly owned Subsidiary of Parent.

(c)  Organizational Documents. Parent has made available to the Company true, correct and complete copies of the certificate of incorporation, bylaws and other similar organizational documents of Parent and Merger Sub, each as amended to date.

4.2  Power; Enforceability. Each of Parent and Merger Sub has the requisite power and authority to (a) execute and deliver this Agreement; (b) perform its covenants and obligations under this Agreement; and (c) consummate the Transactions. The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of its respective covenants and obligations under this Agreement and the consummation of the Transactions each have been duly authorized by all necessary action on the part of each of Parent and Merger Sub and, subject only to the approval of this Agreement (including the plan of merger contained herein) and the Transactions (including the Merger) by Parent as the sole stockholder of Merger Sub, which approval by the sole stockholder of Merger Sub will occur immediately following execution of this Agreement, no additional actions on the part of Parent or Merger Sub are necessary to authorize (i) the execution and delivery of this Agreement by each of Parent and Merger Sub; (ii) the performance by each of Parent and Merger Sub of its respective covenants and obligations under this Agreement; or (iii) the consummation of the Transactions. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, except as such enforceability may be limited by the Enforceability Limitations.

4.3  Non-Contravention. The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of their respective covenants and obligations under this Agreement, and the consummation of the Transactions do not and will not (a) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate

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the performance required by, or result in a right of termination or acceleration pursuant to (i) any provision of the certificate of incorporation, bylaws or other similar organizational documents of Parent or Merger Sub; (ii) any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, Contract, agreement or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent, Merger Sub or any of their properties or assets may be bound; (iii) assuming the consents, approvals and authorizations referred to in Section 4.4 have been obtained, any Law applicable to Parent or Merger Sub or by which any of their properties or assets are bound; or (b) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of Parent or Merger Sub, except in the case of each of clauses (a)(ii), (a)(iii) and (b) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, have a Parent Material Adverse Effect.

4.4  Requisite Governmental Approvals. No Consent of any Governmental Authority is required on the part of Parent, Merger Sub or any of their respective Subsidiaries in connection with the (a) execution and delivery of this Agreement by each of Parent and Merger Sub; (b) performance by each of Parent and Merger Sub of their respective covenants and obligations pursuant to this Agreement; or (c) consummation of the Transactions, except (i) the filing of the Certificate of Merger with the Secretary of State of the State of Texas and such filings with Governmental Authorities to satisfy the applicable Laws of states in which the Company and its Subsidiaries are qualified to do business; (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act and the TBOC; and (iii) such other Consents the failure of which to obtain would not, individually or in the aggregate, have a Parent Material Adverse Effect.

4.5  Legal Proceedings; Orders; Disclosure.

(a)  No Legal Proceedings. As of the date of this Agreement, there are no Legal Proceedings pending or, to the knowledge of Parent, threatened against Parent or Merger Sub that would, individually or in the aggregate, have a Parent Material Adverse Effect.

(b)  No Orders. Neither Parent nor Merger Sub is subject to any outstanding Order that would have a Parent Material Adverse Effect.

(c)  Disclosure. None of the information supplied or to be supplied by Guarantor, Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement will, at the date that the Proxy Statement or any amendment or supplement thereto is (i) filed with the SEC, (ii) mailed to holders of Shares and (iii) at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by Parent or Merger Sub to such portions thereof to the extent related expressly to the Company and its Affiliates or to statements made therein based on information supplied by or on behalf of any Person (other than Parent or Merger Sub) for inclusion or incorporation by reference therein).

4.6  Ownership of Company Capital Stock. None of Guarantor, Parent, Merger Sub or any of their respective directors, officers, general partners, Affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) or, to the knowledge of Parent, any employees of Guarantor, Parent, Merger Sub or any of their respective Affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) has been an “affiliated shareholder” (as defined in Section 21.602 of the TBOC) or an “Interested

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Shareholder” (as defined in Article Eleven, Section 3 of the Charter) of the Company, in each case, during the three (3) years prior to the date of this Agreement.

4.7  Brokers. There is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Parent, Merger Sub or any of their respective Affiliates who is entitled to any financial advisor, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Transactions.

4.8  No Parent Vote or Approval Required. No vote or consent of the holders of any capital stock of, or other equity or voting interest in, Parent is necessary to approve this Agreement or the Transactions. The approval of Parent or one of its Subsidiaries, as the sole stockholder of Merger Sub, is the only vote or consent of the holders of any class or series of capital stock of Merger Sub necessary to approve this Agreement and the Transactions.

4.9  Financial Capability. Parent has, and will have as of the Closing, sufficient available cash on hand or other sources of immediately available funds to consummate the Transactions and to perform the obligations of Parent and Merger Sub contemplated by this Agreement, including to consummate the Transactions by payment all amounts payable pursuant to Article 2 and the payment of all fees, costs and expenses to be paid by Parent or Merger Sub related to the Transactions. Parent’s obligations to consummate the Transactions are not subject to any conditions regarding Parent’s ability to obtain financing.

4.10  Absence of Shareholder and Management Arrangements. Except for the Voting and Support Agreement, as of the date of this Agreement, none of Parent, Merger Sub or any of their respective Subsidiaries is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any shareholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries (a) relating to (i) this Agreement or the Transactions; or (ii) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time; or (b) pursuant to which any (i) Company Shareholder would be entitled to receive consideration of a different amount or nature than the Per Share Price in respect of such holder’s Shares; (ii) Company Shareholder has agreed to approve this Agreement or vote against any Superior Proposal; or (iii) Person has agreed to provide, directly or indirectly, an equity investment to Parent, Merger Sub or the Company to finance any portion of the Transactions.

4.11  Exclusivity of Representations and Warranties.

 (a)  Except for the representations and warranties expressly set forth in this Article 4, none of Parent, Merger Sub, any of their respective Subsidiaries or Affiliates or any other Person on behalf of Parent, Merger Sub, or any of their respective Subsidiaries or Affiliates makes any express or implied representation or warranty (and there is and has been no reliance by the Company, any of its Subsidiaries or any of their respective Affiliates or Representatives on any such representation or warranty) with respect to Parent, Merger Sub, any of their respective Subsidiaries or their respective businesses or with respect to any other information provided, or made available, to the Company, any of its Subsidiaries or any of their respective Affiliates or Representatives in connection with the Transactions, including the accuracy or completeness thereof.

 (b)  Each of Parent and Merger Sub has conducted its own independent review and analysis of the business, operations, assets, Intellectual Property, technology, liabilities, results of operations, financial condition and prospects of the Company and its Subsidiaries and each of them

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acknowledges that it and its Representatives have received access to such books and records, facilities, equipment, Contracts and other assets of the Company and its Subsidiaries that it and its Representatives have requested to review, and that it and its Representatives have had full opportunity to meet with the management of the Company and to discuss the business and assets of the Company and its Subsidiaries. Each of Parent and Merger Sub acknowledges that neither the Company, its Subsidiaries nor any Person on behalf of the Company or any of its Subsidiaries makes, and none of Parent or Merger Sub has relied upon, any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided to Parent or Merger Sub in connection with the Transactions including the accuracy or completeness thereof other than the representations and warranties expressly contained in Article 3. Each of Parent and Merger Sub acknowledges and agrees that, to the fullest extent permitted by applicable Law, the Company and its Subsidiaries, Affiliates, shareholders, controlling Persons or Representatives shall not have any liability or responsibility whatsoever to Parent, Merger Sub, or their respective Subsidiaries, Affiliates, stockholders, controlling Persons or Representatives on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon any information (including any statement, document or agreement delivered pursuant to this Agreement and any financial statements and any projections, estimates or other forward-looking information) provided or made available (including in any data rooms, management presentations, information or descriptive memorandum or supplemental information), or statements made (or any omissions therefrom), to Parent, Merger Sub, or any of their respective Subsidiaries, Affiliates, shareholders, controlling Persons or Representatives, except as and only to the extent expressly set forth in Article 3.

ARTICLE 5

INTERIM OPERATIONS OF THE COMPANY, PARENT AND MERGER SUB

5.1  Affirmative Obligations of the Company. Except (a) as expressly required by this Agreement; (b) as set forth on Section 5.1 of the Company Disclosure Letter; (c) as expressly prohibited by Section 5.2; (d) as required by applicable Law or (e) as approved in writing in advance by Parent (which approval will not be unreasonably withheld, conditioned or delayed), at all times during the Pre-Closing Period, the Company shall, and shall cause each of its Subsidiaries to, use its commercially reasonable efforts to (i) maintain its existence in good standing pursuant to applicable Law; (ii) conduct its business and operations in the ordinary course of business; and (iii) keep available the services of the current officers, key employees and consultants of the Company and its Subsidiaries and preserve the goodwill and current relationships of the Company and its Subsidiaries with customers, suppliers, vendors, distributors, partners, advertisers, licensors, licensees and other Persons with which the Company or any of its Subsidiaries has significant business relations; provided, that notwithstanding anything in this Section 5.1 to the contrary, no action by or failure to act of the Company or any of its Subsidiaries in order to comply with the express requirements of any subsection of Section 5.2 shall in and of itself be deemed a breach of this Section 5.1.

5.2  Forbearance Covenants of the Company. Except (A) as set forth in Section 5.2 of the Company Disclosure Letter; (B) as approved in writing in advance by Parent (which approval will not be unreasonably withheld, conditioned or delayed); (C) as required by applicable Law; or (D) as expressly contemplated by the terms of this Agreement, during the Pre-Closing Period, the Company will not, and will cause its Subsidiaries to not:

(a)  amend or otherwise change (i) the Charter, (ii) the Bylaws or (iii) any other organizational document of the Company or any of its Subsidiaries;

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(b)  propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, or file a petition in bankruptcy under any provisions of applicable bankruptcy Law on its behalf, or consent to the filing of any bankruptcy petition against it under any similar applicable Law;

(c)  issue, grant, sell, or deliver, or agree or commit to issue, grant, sell or deliver, any Company Securities (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise);

(d)  directly or indirectly acquire, repurchase or redeem any securities, except in connection with transactions solely between the Company and any of its direct or indirect Subsidiaries;

(e)  (i) acquire (by merger, consolidation or acquisition of stock or assets) any other Person or business or any material Equity Interest therein or enter into any joint venture, partnership, limited liability corporation or similar arrangement with any third Person; or (ii) dispose of, sell, assign or abandon of (by merger, consolidation, disposition of assets, lease, license or otherwise), directly or indirectly, any material assets, properties, interests or businesses;

(f)  (i) adjust, split, subdivide, combine or reclassify any shares of Company Capital Stock, or issue or authorize or propose the issuance of any other Company Securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity or voting interest; (ii) declare, set aside, establish a record date for, authorize or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of Company Capital Stock, or make any other actual, constructive or deemed distribution in respect of the shares of Company Capital Stock, except for cash dividends made by any direct or indirect wholly owned Subsidiary of the Company to the Company or one of its other wholly owned Subsidiaries; (iii) pledge or encumber or otherwise suffer to exist any Lien on any shares of its capital stock or other equity or voting interest or any other Company Securities; or (iv) modify the terms of any shares of its capital stock or other equity or voting interest;

(g)  (i) incur, guarantee or assume any indebtedness for borrowed money or issue any bonds, debentures, notes, or other debt securities, except for (A) loans or advances solely between wholly owned Subsidiaries of the Company or between the Company and its wholly owned Subsidiaries; (B) trade payables incurred in the ordinary course of business; (C) immaterial obligations incurred pursuant to business credit cards in the ordinary course of business; and (D) indebtedness not to exceed $100,000 in any single transaction or series of related transactions; (ii) make or forgive any loans, advances or capital contributions to, or investments in, any other Person in excess of $100,000 individually or $200,000 in the aggregate, except for (A) extensions of credit to customers in the ordinary course of business; (B) advances to directors, officers and other employees for travel and other business-related expenses, in each case, in the ordinary course of business and in compliance with the Company’s policies related thereto; and (C) loans or advances solely between wholly owned Subsidiaries of the Company or between the Company and its wholly owned Subsidiaries and capital contributions in wholly owned Subsidiaries of the Company; (iii) assume, guarantee or endorse the obligations of any Person, or enter into any “keep well” or other agreement to maintain any Person’s financial condition, except for a wholly owned Subsidiary of the Company; or (iv) mortgage, pledge or otherwise encumber any assets, tangible or intangible, or create or suffer to exist any Lien thereon (other than Permitted Liens);

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(h)  except (i) to the extent required to comply with applicable Law, (ii) as required pursuant to the terms of any Company Benefit Plan as in effect on the date of this Agreement, (iii) as required by this Agreement or (iv) as set forth on Section 5.2(h) of the Company Disclosure Letter, (A) establish, adopt, extend, amend, modify or terminate any Company Benefit Plan; (B) increase the compensation or benefits of any Service Provider; (C) take any action to modify the amount of, or accelerate the vesting, funding or payment of, any payment or benefit provided to any Service Provider; (D) grant any equity, equity-based, incentive or similar compensation or award to any Service Provider; or (E) communicate with any Service Provider with respect to the compensation, benefits or other treatment they will receive following the Effective Time, unless such communication is approved by Parent in advance of such communication;

(i)  (x) hire or engage any Service Provider whose annual compensation exceeds $125,000; or (y) terminate the employment or engagement of any Service Provider without cause;

(j)  negotiate, enter into, amend, extend or terminate any Contract with a Union, or recognize any Union as the bargaining representative for any Service Provider;

(k)  commence or threaten any Legal Proceeding, except (i) with respect to routine matters in the ordinary course of business that are for solely monetary payments of no more than $200,000 in the aggregate or (ii) any Legal Proceeding by the Company against Parent and/or Merger Sub relating to this Agreement or the Transactions (including the Merger), including any Legal Proceeding for specific performance under this Agreement in accordance with Section 9.10; or settle, release, waive or compromise any pending or threatened Legal Proceeding, except for the settlement of any Legal Proceedings that is (A) for solely monetary payments of no more than $200,000 in the aggregate or (B) settled in compliance with Section 6.10; provided that in the case of the foregoing clause (B) any such settlement does not involve any injunctive or other non-monetary relief or impose restrictions on the business or operations of the Company, Parent, Merger Sub or any of their respective Subsidiaries;

(l)  (i) make, change or revoke any material Tax election; (ii) settle or compromise any material Tax dispute, audit, investigation, proceeding, claim or assessment; (iii) consent to any extension or waiver of any limitation period with respect to any material Tax claim or assessment; (iv) knowingly surrender any material Tax refund or right thereto; (v) elect or change materially any method of accounting for Tax purposes or Tax accounting period; (vi) file any material amended Tax Return; or (vii) enter into a closing agreement, or a voluntary disclosure agreement or similar agreement, with any Governmental Authority regarding any Tax;

(m)  incur, authorize or commit to incur any capital expenditures (excluding, for the avoidance of doubt, internal and external capitalized labor costs) in excess of $250,000 in the aggregate, other than consistent with the capital expenditure budget set forth on Section 5.2(m) of the Company Disclosure Letter;

(n)  create any Subsidiary;

(o)  make or adopt any material change in its accounting methods, principles or practices, except as may be required by a change in GAAP or Law;

(p)  enter into a new line of business or abandon or discontinue any line of business;

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(q)  sell, transfer, license, encumber, terminate, abandon, let lapse, fail to continue to prosecute or renew, or otherwise dispose of any material Company Owned Intellectual Property, other than non-exclusive licenses granted by the Company in the ordinary course of business to (i) end user customers solely for the purposes of using the products or services of the Company and its Subsidiaries or (ii) Service Providers solely for the purposes of providing services to the Company and its Subsidiaries;

(r)  enter into, amend, grant a material waiver or release under or modify in any material respect, terminate or cancel, or transfer any right, obligation or claim to any Person other than a wholly owned Subsidiary of the Company, any Material Contract or any Contract that would constitute a Material Contract if in effect as of the date of this Agreement, in each case other than in the ordinary course of business;

(s)  materially amend, modify, renew or terminate any Lease or enter into any new material lease, sublease, license or other agreement for the use or occupancy of any real property;

(t)  amend or modify in any material respect, abandon, withdraw, terminate, suspend or abrogate any Permits;

(u)  cancel, reduce, terminate or fail to maintain in effect any insurance policies covering the Company, any of its Subsidiaries, or their respective assets, properties, interests or businesses;

(v)  adopt or implement any stockholder rights plan or similar agreement; or

(w)  enter into, authorize, agree or commit to take, or enter into a Contract to take, any of the actions prohibited by this Section 5.2.

Nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the operations of the Company prior to the Effective Time. Prior to the Effective Time, without limiting or modifying the restrictions set forth in this Section 5.2, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.

5.3  Solicitation of Acquisition Proposals.

(a)  No Solicitation or Negotiation. Except as otherwise permitted by this Section 5.3, during the Pre-Closing Period, the Company will not, and will cause its Subsidiaries and will use its reasonable best efforts to cause its and their respective directors, executive officers, employees and other Representatives not to, and the Company will not authorize or knowingly permit any of its or its Subsidiaries’ employees, consultants or other Representatives to, directly or indirectly, (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or could reasonably be expected to result in or lead to, an Acquisition Proposal; (ii) furnish to any Person (other than Guarantor, Parent, Merger Sub or any of their respective designees) any non-public information relating to the Company or any of its Subsidiaries in connection with or in response to any proposal or inquiry that constitutes, or could reasonably be expected to result in or lead to, an Acquisition Proposal; (iii) continue or participate or engage in discussions or negotiations, with any Person with respect to any proposal or inquiry that constitutes, or could reasonably be expected to result in or lead to, an Acquisition Proposal (other than

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(A) informing such Person of the provisions contained in this Section 5.3 or (B) contacting such Person or its Representatives to clarify the terms and conditions of any Acquisition Proposal); (iv) approve, endorse, or recommend (or propose publicly to do any of the foregoing with respect to) any Acquisition Proposal; or (v) execute or enter into any Alternative Acquisition Agreement. Immediately following the execution of this Agreement, (x) the Company will, and will cause its Subsidiaries and will use its reasonable best efforts to cause its and their respective Representatives to, cease any solicitations, discussions or negotiations with any Person (other than the Parties and their respective Representatives) in connection with any Acquisition Proposal that exists as of the date hereof; and (y) the Company will promptly request each Person (other than the Parties and their respective Representatives) that has prior to the date hereof executed a confidentiality agreement in connection with its consideration of acquiring the Company to return or destroy all confidential information furnished to such Person by or on behalf of the Company or any of its Subsidiaries prior to the date hereof and terminate access to any data room maintained by or on behalf of the Company or any of its Subsidiaries. During the Pre-Closing Period, the Company will not be required to enforce, and will be permitted to waive, any provision of any standstill or confidentiality agreement to the extent that such provision prohibits or purports to prohibit a confidential Acquisition Proposal being made to the Company Board (or any committee thereof); provided, however, that prior to granting such waiver, the Company Board (or a committee thereof) shall have determined in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that the failure to grant such waiver would reasonably be expected to be inconsistent with the fiduciary duties owed by the Company’s directors under applicable Law; provided, further, that the Company shall promptly (and, in any event, within one (1) Business Day after granting any such waiver) notify Parent and Merger Sub thereof (including the identity of the counterparty). Without limiting the foregoing, it is understood and agreed that any violation of the restrictions contained in this Section 5.3 by any of the Company’s Subsidiaries, or any of the Company’s or its Subsidiaries’ respective Representatives, shall be deemed to be a breach of this Section 5.3 by the Company.

(b)  Permitted Activities. Notwithstanding anything to the contrary in this Section 5.3, from the date of this Agreement and continuing until the receipt of Company Shareholder Approval, the Company and the Company Board (or a committee thereof) may, directly or indirectly through one or more of their Representatives (including the Company Financial Advisor), following the execution of and in accordance with an Acceptable Confidentiality Agreement, (i) engage in discussions or negotiations with; (ii) furnish any non-public information relating to the Company or any of its Subsidiaries to; or (iii) otherwise facilitate the making of a Superior Proposal by, in each case, any Person or its Representatives that has made, renewed or delivered to the Company a bona fide unsolicited written Acquisition Proposal that did not result from a breach of Section 5.3(a); provided, however, that, prior to taking any actions contemplated by this Section 5.3(b), the Company Board (or a committee thereof) has determined in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that (1) such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal and (2) the failure to take the actions contemplated by this Section 5.3(b) would reasonably be expected to be inconsistent with the fiduciary duties owed by the Company’s directors under applicable Law; provided, further, that the Company will promptly (and, in any event, within one (1) Business Day) provide to Parent any non-public information concerning the Company and its Subsidiaries that is provided to any such Person or its Representatives that was not previously made available to Parent.

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(c)  No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement. Except as provided by Section 5.3(d), the Company Board (or a committee thereof) shall not:

 (i)  (A) directly or indirectly withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to Parent or Merger Sub; (B) adopt, approve, endorse, recommend or otherwise declare advisable, or propose publicly to adopt, approve, endorse, recommend or otherwise declare advisable, an Acquisition Proposal; (C) fail to publicly reaffirm the Company Board Recommendation within ten (10) Business Days (x) after Parent so requests in writing or (y) after any Acquisition Proposal or any material modification thereto is publicly announced; (D) take or fail to take any formal action or make or fail to make any approval or recommendation in connection with a tender or exchange offer, other than a recommendation against such offer or the issuance of a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Company Shareholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication) (it being understood that the Company Board (or a committee thereof) may refrain from issuing a recommendation against such tender or exchange offer until 5:30 p.m., Central time, on the 10th Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of this Section 5.3(c)(i)); (E) fail to include the Company Board Recommendation in the Proxy Statement; or (F) formally resolve to effect or publicly announce an intention to effect any of the foregoing (any action described in clauses (A) through (F), a “Company Board Recommendation Change”), it being understood that none of (1) the determination in itself by the Company Board (or a committee thereof) that an Acquisition Proposal constitutes, or is reasonably likely to lead to, a Superior Proposal or (2) the delivery in itself by the Company to Parent of any notice contemplated by Section 5.3(d) will constitute a Company Board Recommendation Change or violate this Section 5.3; or

 (ii)  cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement.

(d)  Company Board Recommendation Change; Entry into Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Company Shareholder Approval:

 (i)  the Company Board (or a committee thereof) may effect a Company Board Recommendation Change in response to an Intervening Event if the Company Board (or a committee thereof) determines in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that the failure to do so would reasonably be expected to be inconsistent with the fiduciary duties owed by the Company’s directors under applicable Law if and only if:

 (1)  the Company has provided prior written notice to Parent at least four (4) Business Days (the “Event Notice Period”) in advance to the effect that the Company Board (or a committee thereof) has (A) so determined and (B) resolved to effect a Company Board Recommendation Change pursuant to this Section 5.3(d)(i), which notice will describe the Intervening Event in reasonable detail;

 (2)  prior to effecting such Company Board Recommendation Change, (x) the Company and each of its Representatives has complied in all material respects with

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its obligations pursuant to this Section 5.3 and (y) the Company and its Representatives, until 11:59 p.m. Central time at the last day of the Event Notice Period, have negotiated with Parent and its Representatives in good faith (to the extent that Parent requests to negotiate) to make such adjustments to the terms and conditions of this Agreement so that the Company Board (or a committee thereof) no longer determines in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that the failure to make a Company Board Recommendation Change in response to such Intervening Event would reasonably be expected to be inconsistent with the fiduciary duties owed by the Company’s directors under applicable Law; and

 (3)  following such Event Notice Period, the Company Board (or a committee thereof) (after consultation with the Company’s outside financial advisor and legal counsel and taking into account Parent’s proposed revisions to the terms and conditions of this Agreement) shall have determined that the failure of the Company Board (or a committee thereof) to make such a Company Board Recommendation Change would reasonably be expected to be inconsistent with the fiduciary duties owed by the Company’s directors under applicable Law; provided, that each time material modifications to the Intervening Event occur, the Company shall notify Parent of such modification and the time period set forth in the preceding clause (2) shall recommence and be extended for two (2) Business Days from the day of such notification.

(ii)  if the Company has received a bona fide written Acquisition Proposal that did not result from a breach of Section 5.3(a) and the Company Board (or a committee thereof) has concluded in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that the Acquisition Proposal is a Superior Proposal, then the Company Board may either (A) effect a Company Board Recommendation Change with respect to such Superior Proposal; or (B) authorize the Company to terminate this Agreement pursuant to Section 8.1(h) to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal, in each case if and only if:

 (1)  the Company Board (or a committee thereof) determines in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that the failure to do so would reasonably be expected to be inconsistent with the fiduciary duties owed by the Company’s directors under applicable Law;

 (2)  (i) the Company has provided prior written notice to Parent at least four (4) Business Days in advance (the “Proposal Notice Period”) to the effect that the Company Board (or a committee thereof) has (A) received a written Acquisition Proposal that has not been withdrawn; (B) concluded in good faith that such Acquisition Proposal constitutes a Superior Proposal; and (C) resolved to effect a Company Board Recommendation Change or to terminate this Agreement pursuant to this Section 5.3(d)(ii), which notice will describe the basis for such Company Board Recommendation Change or termination and the material terms and conditions of such Acquisition Proposal (including the name of the Person or Persons making such Acquisition Proposal) and will include a copy of such Acquisition Proposal, and (ii) prior to effecting such Company Board Recommendation Change or termination, the Company and its Representatives, until 11:59 p.m. Central time on the last day of the Proposal Notice Period, have negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to negotiate) to make such adjustments to the terms and

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conditions of this Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal, it being understood and agreed that in the event of any material revision, amendment, update or supplement to such Acquisition Proposal, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.3(d)(ii)(2) with respect to such new written notice (with the “Proposal Notice Period” in respect of such new written notice being two (2) Business Days); and

 (3)  in the event of any valid termination of this Agreement in order to cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal, the Company will have validly terminated this Agreement in accordance with Section 8.1(h), including paying the Termination Fee in accordance with Section 8.3(b)(iii).

(e)  Notice to Parent. During the Pre-Closing Period, the Company shall notify, orally and in writing, Parent promptly (and, in any event, within one (1) Business Day) after the Company has Knowledge of any Acquisition Proposal or any inquiry or other indication that could reasonably be expected to result in or lead to an Acquisition Proposal. Such notice shall include a summary of the material terms and conditions of such Acquisition Proposal, inquiry or indication (including the name of the Person or Persons making such Acquisition Proposal, inquiry or indication) and (i) if made in writing, a copy thereof, or (ii) if not made in writing, a written description thereof. Thereafter, the Company must promptly (and, in any event, within one (1) Business Day) keep Parent reasonably informed of the status and material terms and conditions of any such Acquisition Proposal, inquiry or indication (including any material amendments thereto) (including the name of the Person or Persons making such Acquisition Proposal, inquiry or indication).

(f)  Permitted Disclosures. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement will prohibit the Company or the Company Board from (i) taking and disclosing to the Company Shareholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act, including making a customary “stop, look and listen” communication to the Company Shareholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any similar communication); (ii) informing any Person of the existence of the provisions contained in this Section 5.3; or (iii) complying with the Company’s disclosure obligations under United States federal or state Law with regard to an Acquisition Proposal; provided that this sentence shall not be deemed to permit the Company or the Company Board (or any committee thereof) to effect a Company Board Recommendation Change except in accordance with the other provisions of this Section 5.3.

5.4  No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Parent or Merger Sub, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Effective Time. Prior to the Effective Time, each of Parent and the Company will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their respective businesses and operations.

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ARTICLE 6

ADDITIONAL COVENANTS

6.1  Efforts.

(a)  Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement (including Section 6.1(f)), Parent and Merger Sub, on the one hand, and the Company, on the other hand, will use their respective reasonable best efforts to (A) take (or cause to be taken) all actions; (B) do (or cause to be done) all things; and (C) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Transactions, including causing the conditions to the Merger set forth in Article 7 to be satisfied. Without limiting the generality of the foregoing, the Parties shall use, and shall cause their respective Subsidiaries to use, reasonable best efforts to: (i) (A) obtain all consents, waivers, approvals, Orders and authorizations from Governmental Authorities; and (B) make all registrations, declarations and filings with Governmental Authorities, in each case of the foregoing clause (i)(A) or (B) that are necessary or advisable to consummate the Transactions; and (ii) to the extent requested by Parent, (A) obtain all consents, waivers and approvals and (B) deliver all notifications, in each case of the foregoing clause (ii)(A) or (B) pursuant to any Material Contracts, Leases, or material Permits in connection with this Agreement and the consummation of the Transactions so as to maintain and preserve the benefits to the Surviving Corporation of such Material Contracts, Leases, and material Permits as of and following the consummation of the Transactions.

(b)  Consents and Filings. In furtherance and not in limitation of the foregoing, the Company, Parent and Merger Sub shall (and shall cause their respective Subsidiaries to), subject to any restrictions under applicable Law, use their respective reasonable best efforts to (i) promptly notify the other Parties of (and, if in writing, furnish them with copies of (or, in the case of oral communications, advise them of the contents of)) any material communication received by such Person from a Governmental Authority in connection with the Transactions and permit the other Parties to review and discuss in advance (and to consider in good faith any comments made by the other Parties in relation to) any proposed draft notifications, formal notifications, filings, submissions or other material written communications (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Transactions to a Governmental Authority; (ii) keep the other Parties reasonably informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Transactions and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval or waiver; (B) the expiration of any waiting period; (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Law; and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Transactions; and (iii) not independently participate in any substantive meeting, hearing, proceeding or discussions with or before any Governmental Authority in respect of the Transactions without giving the other Parties reasonable prior notice of such meeting, hearing, proceeding or discussion (whether in person, by telephone or otherwise), and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. However, each of the Company, Parent and Merger Sub may designate any non-public information provided to any Governmental Authority as restricted to “outside counsel” only and any such information shall not be shared with the Representatives of the other Party without approval of the Party providing the

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non-public information. Each of the Company, Parent and Merger Sub may redact any valuation and related information before sharing any information provided to any Governmental Authority with another Party on an “outside counsel” only basis. Parent shall have principal responsibility for (1) devising, directing, and implementing the strategy for obtaining any consent of any Governmental Authority necessary to consummate the Transactions; (2) responding to any request, inquiry, or investigation of any Governmental Authority in connection therewith (including directing the timing, nature, and substance of all such responses); and (3) leading all meetings, hearings, proceedings, or discussions with or before any Governmental Authority in connection therewith; provided, however, that Parent shall consult with and consider in good faith the views of the Company, regarding the form and content of any analyses, appearances, presentations, memoranda, briefs, arguments, opinions, proposals, responses and consent requests made or submitted by or on behalf of Parent in connection with any of the actions described in the foregoing clauses (1)-(3) prior to their submission.

(c)  No Failure to Take Necessary Action. In addition to the foregoing, subject to the terms and conditions of this Agreement, neither Parent or Merger Sub, on the one hand, nor the Company, on the other hand, will take any action (or fail to take any action) that is intended or would reasonably be expected to (i) impose any material delay in obtaining, or increase in any material respect the risk of not obtaining, any consents of any Governmental Authority necessary to consummate the Transactions; or (ii) increase in any material respect the risk of (x) the entry by any Governmental Authority of an Order prohibiting the consummation of the Transactions or (y) not being able to have vacated, lifted, reversed or overturned any such Order on appeal or otherwise.

(d)  No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, neither Parent, Merger Sub, the Company nor any of their respective Subsidiaries will be required to agree to the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments), or the provision of additional security (including a guaranty), in connection with the Transactions, including in connection with obtaining any consent pursuant to any Material Contract, Lease, or material Permit.

(e)  In furtherance and not in limitation of the foregoing, in order to (i) obtain any consents of any Governmental Authority necessary to consummate the Transactions, (ii) avoid the entry by any Governmental Authority of an Order prohibiting the consummation of the Transactions or (iii) have vacated, lifted, reversed or overturned any such Order on appeal or otherwise, Parent and Merger Sub shall (and shall cause each of its Subsidiaries to) contest and defend any Legal Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Transactions (including the Merger), including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed; provided, for the avoidance of doubt, that in no event shall Parent or Merger Sub (or their respective Subsidiaries) be required to commence any Legal Proceeding against any Governmental Authority.

(f)  Notwithstanding anything to the contrary set forth in this Agreement, the Parties hereby acknowledge and agree that neither this Section 6.1 nor any other provision of this Agreement (including the term “reasonable best efforts”) shall, in order to (i) obtain any consents of any Governmental Authority necessary to consummate the Transactions, (ii) avoid the entry by any Governmental Authority of an Order prohibiting the consummation of the Transactions or (iii) have vacated, lifted, reversed or overturned any such Order on appeal or otherwise: (x) require or be construed to require Parent, Merger Sub, or any of their respective Affiliates to, or (y) permit or be constructed to permit the Company or any of its Affiliates to, without Parent’s prior written consent,

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(I) propose, negotiate, accept, commit, or agree to, or otherwise effect, by consent, decree, hold-separate or administrative order, or otherwise, any divestiture, sale, transfer, lease, license, or other disposition or encumberment of, or any prohibition or limitation on the ownership, operation, effective control, or exercise of the full rights of ownership, any businesses, assets, licenses, operations, rights, product lines, or any interest therein of Parent, the Company, the Surviving Corporation, or any of their respective Subsidiaries or other Affiliates; (II) take any action, or commit or agree to any condition, restriction, or taking of any action, that in Parent’s good faith judgment would be reasonably expected to limit or impair Parent’s ownership, operation, or control of the businesses, assets, licenses, operations, rights, product lines, or any interest therein of Parent, the Company, the Surviving Corporation, or any of their respective Subsidiaries or other Affiliates; or (III) commit or agree to any other structural or conduct remedy with respect to any businesses, assets, licenses, operations, rights, product lines, or any interest therein of Parent, the Company, the Surviving Corporation, or any of their respective Subsidiaries or other Affiliates.

(g)  Notification of Certain Matters. The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of any notice or other communication received by such Party or any of its Subsidiaries alleging that any consent of, or filing or registration with, or notification to, any Person is or may be required in connection with the Transactions.

6.2  SEC Filings; Other Actions.

(a)  As promptly as reasonably practicable (and, in any event, not later than twenty (20) Business Days) after the execution of this Agreement the Company shall prepare and file the Proxy Statement with the SEC, which shall, subject to Section 5.3, include the Company Board Recommendation. Parent and Merger Sub, and their counsel, shall be given a reasonable opportunity to review and comment on the Proxy Statement before it is filed with the SEC, and the Company shall give due consideration to any reasonable additions, deletions or changes suggested thereto by Parent and Merger Sub or their counsel. The Company shall use its reasonable best efforts to resolve and respond as promptly as practicable to comments by the SEC staff in respect of the Proxy Statement as promptly as practicable after the date of this Agreement. The Company shall cause the definitive Proxy Statement to be mailed to the Company Shareholders as of the record date established for the Company Meeting promptly (and, in any event, no more than five (5) Business Days) after the earlier of (i) the tenth (10th) day after the Proxy Statement is filed with the SEC, if the SEC has not informed the Company that it will review the Proxy Statement, and (ii) confirmation by the SEC that the SEC has no further comments on the Proxy Statement. The Company shall provide Parent and its counsel with copies of any written comments, and shall provide them a summary of any oral comments, that the Company or its counsel receive from the SEC or its staff with respect to the Proxy Statement as promptly as practicable after receipt of such comments, and any written or oral responses thereto. Parent and its counsel shall be given a reasonable opportunity to review and comment on any such responses and the Company shall give due consideration to the reasonable additions, deletions or changes suggested thereto by Parent or its counsel. Parent and Merger Sub shall furnish all information that is customarily included in a proxy statement prepared in connection with transactions of the type contemplated by this Agreement concerning themselves and their affiliates as promptly as reasonably practicable after the date hereof.

(b)  Subject to the other provisions of this Agreement, the Company shall (i) take all action necessary in accordance with the TBOC, the Charter, the Bylaws, and the rules and regulations of Nasdaq (as applicable) to duly call, give notice of, convene and hold a meeting of the Company

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Shareholders promptly following the mailing of the Proxy Statement for the purpose of obtaining the Company Shareholder Approval (the “Company Meeting”), and (ii) except in each case to the extent that the Company Board shall have made a Company Board Recommendation Change as permitted by and in accordance with Section 5.3, include the Company Board Recommendation in the Proxy Statement and use all reasonable best efforts to solicit from the Company Shareholders proxies in favor of the approval of this Agreement and the Transactions (including by postponing or adjourning the Company Meeting to allow additional solicitation of proxies in order to obtain the Company Shareholder Approval if necessary). The Company may also postpone or adjourn the Company Meeting from time to time (i) with the express written consent of Parent, (ii) if a quorum has not been established, (iii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Company Board has determined in good faith is necessary or advisable and for such supplemental or amended disclosure to be disseminated and reviewed by the Company Shareholders prior to the Company Meeting, (iv) to solicit additional proxies if necessary in order to obtain the Company Shareholder Approval or (v) if required by Law; provided that the Company shall not postpone or adjourn the Company Meeting (A) pursuant to the foregoing clause (iii), (iv), or (v) for more than ten (10) Business Days after the date for which the Company Meeting is originally scheduled without Parent’s express written consent (which consent shall not be unreasonably withheld, delayed or conditioned) and (B) to a date after the date that is two (2) Business Days prior to the Termination Date. The Company agrees that no matters shall be brought before the Company Meeting other than approval of this Agreement (including the plan of merger contained herein) and the Transactions (including the Merger), any related “golden parachute” vote under Rule 14a-21(c) of the Exchange Act, and any related and customary procedural matters (including a proposal to adjourn the meeting to allow additional solicitation of votes). Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to hold the Company Meeting if this Agreement is terminated in accordance with the terms set forth in Article 8.

6.3  Anti-Takeover Laws. Neither Parent nor the Company will take any action that would cause any “takeover” Law to become applicable to this Agreement or the Transactions, and each of Parent and the Company will (a) take all actions within their power to ensure that no “anti-takeover” Law is or becomes applicable to this Agreement or the Transactions; and (b) if any “anti-takeover” Law is or becomes applicable to this Agreement or the Transactions, take all action within their power to ensure that the Transactions may be consummated as promptly as practicable on the terms and conditions contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Law on the Transactions.

6.4  Access. During the Pre-Closing Period, the Company shall, and shall cause its Subsidiaries to, afford Parent and its Representatives reasonable access during normal business hours, upon reasonable advance notice, to the properties, books and records and personnel of the Company and its Subsidiaries, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that (a) any applicable Law requires the Company to restrict or otherwise prohibit access to such documents or information; (b) access to such documents or information would give rise to a risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (c) access to a Contract to which the Company or any of its Subsidiaries is a party or otherwise bound would violate or cause a default pursuant to, or give a third Person the right terminate or accelerate the rights pursuant to, such Contract; or (d) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand (it being understood and agreed that if the Company and its Subsidiaries do not provide

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any information in reliance on the exclusions in the foregoing clauses (a), (b) or (c), then the Company or such Subsidiary will use commercially reasonable efforts to provide notice to Parent promptly upon obtaining knowledge that such information is being withheld and the Company or such Subsidiary will use reasonable best efforts to communicate, to the extent permitted, the applicable information or other matter in a way that would not prohibit any applicable Law or agreement, result in the waiver of any such privilege, cause a violation or default under such Contract). Nothing in this Section 6.4 will be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals or opinions. Any investigation conducted pursuant to the access contemplated by this Section 6.4 will be conducted in a manner that does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties of the Company and its Subsidiaries will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform any “invasive” testing or soil, air or groundwater sampling, including any Phase I or Phase II environmental assessments. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by Parent or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.4. All requests for access pursuant to this Section 6.4 must be directed to the Company’s President or another person designated in writing by the Company. Without limiting the generality of the foregoing, during the Pre-Closing Period, the Company agrees to, and to cause its Subsidiaries to, subject to applicable Law and this Section 6.4: (i) reasonably assist and reasonably cooperate with Parent and its Subsidiaries to facilitate planning for the post-Closing integration of the Company and its Subsidiaries with Parent and its Subsidiaries (including, at the request of Parent from time to time, reasonably assisting and cooperating with Parent and its Subsidiaries in the planning and development of a post-Closing integration plan), (ii) provide reasonable access to key personnel identified by Parent to facilitate Parent’s efforts with respect to the post-Closing retention of such key personnel and (iii) provide Parent with reasonable periodic updates on activities relating to the integration and performance of the Company’s and its Subsidiaries’ existing businesses.

6.5  Section 16(b) Exemption. Prior to the Effective Time, the Company will take, and cause to be taken, all actions reasonably necessary to cause the Transactions, and any dispositions of Equity Securities of the Company in connection with the Transactions by each individual who is a director or executive officer of the Company, to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act.

6.6  Directors’ and Officers’ Exculpation, Indemnification and Insurance.

(a)  Indemnified Persons. For a period of six years following the Effective Time, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) honor and fulfill, in all respects, the obligations of the Company and its Subsidiaries pursuant to and in accordance with any indemnification agreements entered into (and copies of which have been made available to Parent prior to the date of this Agreement) prior to the date of this Agreement between the Company and any of its Subsidiaries, on the one hand, and any of their respective current or former directors, officers or employees (and any person who becomes a director, officer or employee of the Company or any of its Subsidiaries prior to the Effective Time), on the other hand (collectively, the “Indemnified Persons”) for any acts or omissions by such Indemnified Persons occurring at or prior to the Effective Time (whether asserted or claimed prior to, at or after the Effective Time). In addition, during the period commencing at the Effective Time and ending on the

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sixth anniversary of the Effective Time, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) cause the certificates of incorporation, bylaws and other similar organizational documents of the Surviving Corporation and its Subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the Charter, the Bylaws and the other similar organizational documents of the Company and its Subsidiaries, as applicable, as of the date of this Agreement (and copies of which have been made available to Parent prior to the date of this Agreement). During such six-year period or such period in which an Indemnified Person is asserting a claim for indemnification pursuant to Section 6.6(b), whichever is longer, such provisions may not be repealed, amended or otherwise modified in any manner except as required by applicable Law.

(b)  Indemnification Obligation. Without limiting the generality of Section 6.6(a), during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) indemnify and hold harmless, to the fullest extent permitted by applicable Law, the Charter, the Bylaws or the other similar organizational documents of the Subsidiaries of the Company, as applicable, and any indemnification agreements with the Company or any of its Subsidiaries, in each case in effect as of the date of this Agreement, each Indemnified Person from and against any costs, fees and expenses (including attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any Legal Proceeding, whether civil, criminal, administrative or investigative, to the extent that such Legal Proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to (i) any action or omission, or alleged action or omission, occurring or alleged to occur at or prior to the Effective Time (whether asserted or claimed prior to, at or after the Effective Time) in such Indemnified Person’s capacity as a director, officer, employee or agent of the Company or any of its Subsidiaries or other Affiliates; and (ii) the Transactions, as well as any actions taken by the Company, Parent or Merger Sub with respect to the Transactions (including any disposition of assets of the Surviving Corporation or any of its Subsidiaries that is alleged to have rendered the Surviving Corporation or any of its Subsidiaries insolvent). Notwithstanding the foregoing, if, at any time prior to the sixth anniversary of the Effective Time, any Indemnified Person delivers to Parent a written notice asserting a claim for indemnification pursuant to this Section 6.6(b), then the claim asserted in such notice will survive the sixth anniversary of the Effective Time until such claim is fully and finally resolved. In connection with any such Legal Proceeding of the type contemplated by this Section 6.6(b), (A) Parent or the Surviving Corporation, as applicable, will have the right to control the defense thereof after the Effective Time (it being understood that, by electing to control the defense thereof, Parent or the Surviving Corporation, as applicable, will be deemed to have waived any right to object to the Indemnified Person’s entitlement to indemnification under this Section 6.6 with respect thereto); (B) each Indemnified Person will be entitled to retain his or her own counsel (the fees and expenses of which will be paid by Parent or the Surviving Corporation), whether or not Parent or the Surviving Corporation elects to control the defense of any such Legal Proceeding; (C) upon receipt of an undertaking by or on behalf of such Indemnified Person to repay any amount if it is ultimately determined that such Indemnified Person is not entitled to indemnification, Parent or the Surviving Corporation will advance all fees and expenses (including fees and expenses of any counsel) as incurred by an Indemnified Person in the defense of such Legal Proceeding, whether or not Parent or the Surviving Corporation elects to control the defense of any such Legal Proceeding, in accordance with the applicable organizational documents or indemnification agreement; and (D) no Indemnified Person will be liable for any settlement of such Legal Proceeding effected without his or her prior written consent (unless such settlement relates only

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to monetary damages for which Parent or the Surviving Corporation is entirely responsible). Notwithstanding anything to the contrary in this Agreement, none of Parent, the Surviving Corporation or any of their respective Affiliates will settle or otherwise compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any Legal Proceeding for which indemnification may be sought by an Indemnified Person pursuant to this Agreement unless (x) such settlement, compromise, consent or termination (I) includes an unconditional release of all Indemnified Persons from all liability arising out of such Legal Proceeding and (II) relates only to monetary damages for which the Surviving Corporation is entirely responsible or (y) such Indemnified Persons otherwise consent (which consent shall not be unreasonably withheld, conditioned or delayed). Any determination required to be made with respect to whether the conduct of any Indemnified Person complies or complied with any applicable standard will be made in accordance with the applicable organizational documents or indemnification agreement.

(c)  D&O Insurance. During the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain in effect the D&O Insurance in respect of acts or omissions occurring at or prior to the Effective Time on terms (including with respect to coverage, conditions, retentions, limits and amounts) that are equivalent to those of the D&O Insurance. In satisfying its obligations pursuant to this Section 6.6(c), the Surviving Corporation will not be obligated to pay annual premiums in excess of 300 percent of the amount paid by the Company for coverage for its last full fiscal year (such 300 percent amount, the “Maximum Annual Premium”). If the annual premiums of such insurance coverage exceed the Maximum Annual Premium, then the Surviving Corporation will be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Annual Premium from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier. Prior to the Effective Time, and in lieu of maintaining the D&O Insurance pursuant to this Section 6.6(c), at Parent’s request, the Company shall, in consultation with Parent, purchase a prepaid “tail” policy (the “Tail Policy”) with respect to the D&O Insurance from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier so long as the annual cost for the Tail Policy does not exceed the Maximum Annual Premium. If the Company purchases the Tail Policy prior to the Effective Time, then the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain the Tail Policy in full force and effect and continue to honor its obligations thereunder until the sixth anniversary of the Effective Time.

(d)  Successors and Assigns. Proper provisions will be made so that the successors and assigns of Parent, the Surviving Corporation or any of their respective successors or assigns will assume all of the obligations of Parent and the Surviving Corporation set forth in this Section 6.6 if Parent, the Surviving Corporation or any of their respective successors or assigns either (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any Person.

(e)  No Impairment; Third Person Beneficiary Rights. The obligations set forth in this Section 6.6 may not be terminated, amended or otherwise modified in any manner that adversely affects any Indemnified Person (or any other person (and his or her heirs and representatives) who is a beneficiary pursuant to the D&O Insurance or the Tail Policy) to whom this Section 6.6 applies without the prior written consent of such affected Indemnified Person or other person or unless such termination, amendment or modification is required by applicable Law. Each of the Indemnified

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Persons or other persons (and his or her heirs and representatives) who are beneficiaries pursuant to the D&O Insurance or the Tail Policy are intended to be third party beneficiaries of this Section 6.6, with full rights of enforcement as if such Person were a Party. The rights of the Indemnified Persons (and other persons (and his or her heirs and representatives) who are beneficiaries pursuant to the D&O Insurance or the Tail Policy) pursuant to this Section 6.6 will be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) the Charter and Bylaws in effect as of the date of this Agreement; (ii) the similar organizational documents of the Subsidiaries of the Company in effect as of the date of this Agreement; (iii) any and all indemnification agreements entered into with the Company or any of its Subsidiaries in effect as of the date of this Agreement; or (iv) applicable Law. The provisions of this Section 6.6 shall survive the Closing shall be enforceable by each Indemnified Person, his or her heirs and representatives.

(f)  Other Claims. Nothing in this Agreement is intended to, or will be construed to, release, waive or impair any rights to directors’ and officers’ insurance claims pursuant to any applicable insurance policy or indemnification agreement that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.6 is not prior to or in substitution for any such claims pursuant to such policies or agreements.

6.7  Employee Matters.

(a)  Acknowledgment; Cooperation. Parent hereby acknowledges and agrees that a “change in control” (or similar phrase) within the meaning of each of the Company Benefit Plans, as applicable will occur as of the Effective Time.

(b)  Employment; Benefits. For a period of one year following the Effective Time (or until an earlier termination of employment or, if longer, the time period specified in any employment Contract, retention letter, or change in control agreement, in each case, listed on Section 6.7(b)(i) of the Company Disclosure Letter), the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) provide to each Continuing Employee who remains employed with the Surviving Corporation or its Subsidiaries: (i) a base salary or hourly wage rate, as applicable, that is substantially comparable to the base salary or hourly wage rate provided to such Continuing Employee immediately prior to the Closing, (ii) short-term cash bonus and other short-term cash incentive compensation opportunities (excluding equity, equity-based and deferred compensation rights and opportunities) that are substantially comparable in the aggregate to those provided to such Continuing Employee immediately prior to the Closing, (iii) other employee benefits (excluding defined benefit pension, retiree medical, equity or equity-based, severance, retention, change of control, transaction-based and similar benefits) that are substantially comparable in the aggregate to the employee benefits (excluding defined benefit pension, retiree medical, equity or equity-based, severance, retention, change of control, transaction-based, and similar benefits) provided to similarly situated employees of Hearst Newspapers, and (iv) severance which is no less favorable than the severance that would have been provided under the Company Severance Plan if such Company Severance Plan were in effect. Notwithstanding anything to the contrary in this Section 6.7(b), for a period of twenty-four (24) months following the Effective Time, Parent shall, or shall cause the Surviving Corporation to, provide each Continuing Employee listed on Section 6.7(b)(ii) of the Company Disclosure Letter, severance benefits, if applicable, that are no less favorable than the enhanced severance benefits described in Section 6.7(b)(ii) of the Company Disclosure Letter.

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(c)  Service Credit; New Plans. At or after the Effective Time, the Surviving Corporation and its Subsidiaries will, and Parent will, or will cause the Surviving Corporation or any other Subsidiary of Parent to, exercise commercially reasonable efforts to cause to be granted to the Continuing Employees credit for all service with the Company and its Subsidiaries prior to the Effective Time and with Parent, the Surviving Corporation, and any of their Subsidiaries on or after the Effective Time, for purposes of eligibility to participate (other than benefits under defined benefit pension plans or retiree welfare plans, including any retiree life or medical plans) and level of benefits with respect to vacation benefits under any employee benefit plans sponsored by Parent or its Subsidiaries that are available to similarly situated employees of Hearst Newspapers (such plans “New Plans”), except that such service need not be credited to the extent that it would result in duplication of coverage or benefits. Without limiting the generality of the foregoing:

  (i)  each Continuing Employee will be immediately eligible to participate, without any waiting period, in any New Plans to the extent that coverage pursuant to any New Plan replaces coverage pursuant to a comparable Company Benefit Plan in which such Continuing Employee participates immediately before the Effective Time (such plans, the “Old Plans”); and

  (ii)  for purposes of each New Plan providing medical, dental, pharmaceutical, vision, disability or other welfare benefits to any Continuing Employee, Parent will, or will cause the Surviving Corporation or any Subsidiaries of Parent to, exercise commercially reasonably efforts to cause all waiting periods, pre-existing conditions or limitations, physical examination requirements and evidence of insurability requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents to the same extent they were waived (or fulfilled) under corresponding Old Plans, and Parent will, or will cause the Surviving Corporation or any Subsidiaries of Parent to exercise commercially reasonably efforts to cause any eligible expenses incurred by such Continuing Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date that such Continuing Employee’s participation in the corresponding New Plan begins to be given full credit pursuant to such New Plan for purposes of satisfying all deductible, co-payments, coinsurance, offset and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(d)  Collective Bargaining Agreements. The provisions in this Section 6.7(a) through (c) shall apply to the Continuing Employees who are not covered by or party to a collective bargaining agreement, and any Continuing Employees who are covered by or party to a collective bargaining agreement shall be covered by such collective bargaining agreement.

(e)  Specified Actions. Following the Effective Time, Parent shall, or shall cause the Surviving Corporation to, take the action set forth in Section 6.7(e) of the Company Disclosure Letter.

(f)  No Employment Rights. Notwithstanding anything to the contrary set forth in this Agreement, the provisions of this Section 6.7 are solely for the benefit of the respective parties to this Agreement and nothing in this Section 6.7 nor any other provisions of this Agreement, express or implied, will be deemed to (i) guarantee employment for any period of time for, or preclude the ability of Parent, the Surviving Corporation or any of their respective Subsidiaries to terminate the employment of any Continuing Employee or any other person for any reason; (ii) require Parent, the Surviving Corporation or any of their respective Subsidiaries to maintain or continue any Company Benefit Plan, New Plan, or any other benefit or compensation, plan, program, arrangement, agreement

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or policy of Parent, the Surviving Corporation or any of their Affiliates or prevent the amendment, modification, suspension or termination thereof after the Effective Time; (iii) be treated as the establishment or an amendment or modification of, or undertaking to establish, amend or modify, any Company Benefit Plan, New Plan, or any other benefit or compensation, plan, program, arrangement, agreement or policy; or (iv) create any third-party beneficiary rights in any Person.

6.8  Obligations of Merger Sub . Parent will take all action necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations pursuant to this Agreement and to consummate the Transactions upon the terms and subject to the conditions set forth in this Agreement. Parent and Merger Sub will be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to this Agreement.

6.9  Public Statements and Disclosure. The initial press release concerning this Agreement will be a joint press release, the text of which has been agreed to by each of Parent and the Company. Thereafter, prior to the valid termination of this Agreement pursuant to Section 8.1, the Company (other than with respect to the portion of any communication relating to a Company Board Recommendation Change), on the one hand, and Parent and Merger Sub, on the other hand, will consult with the other Parties before (a) participating in any media interviews; (b) engaging in any meetings or calls with analysts, institutional investors or other similar Persons; or (c) providing any statements that are public or are reasonably likely to become public, in each case to the extent relating to this Agreement, the Transactions or the other Parties. Notwithstanding the foregoing or anything to the contrary in the Confidentiality Agreement, (i) the Company will not be obligated to engage in such consultation with respect to communications that are (A) required by applicable Law; (B) principally directed to employees, suppliers, customers, partners, analysts, financial media, investors, shareholders or vendors of the Company and its Subsidiaries so long as such communications are consistent in all material respects with the previous press releases, public disclosures or public statements made jointly by the Parties (or individually if approved by the other Party), or (C) solely to the extent related to a Superior Proposal or Company Board Recommendation Change; and (ii) Parent or Merger Sub will not be obligated to engage in such consultation with respect to communications that are required by applicable Law.

6.10  Transaction Litigation. During the Pre-Closing Period, subject to applicable Law, the Company will provide Parent with prompt notice of all Transaction Litigation (including by providing copies of all pleadings with respect thereto) and keep Parent reasonably informed with respect to the status thereof. Notwithstanding anything to the contrary in Section 9.2, the notice contemplated by the prior sentence will only be delivered to counsel to Parent and may be delivered by email. The Company will (a) give Parent the opportunity, at Parent’s sole cost and expense, to participate in the defense, settlement or prosecution of any Transaction Litigation; and (b) consult with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company may not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, in full or in part, any Transaction Litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed). For purposes of this Section 6.10, “participate” means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to the Transaction Litigation by the Company (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected), and Parent may offer comments or suggestions with respect to such Transaction Litigation but will not be afforded any decision-making power or other authority over such Transaction Litigation

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except for the settlement or compromise consent set forth above. For the avoidance of doubt, any Legal Proceeding related to Dissenting Company Shares will be governed by Section 2.7(c).

6.11  Stock Exchange Delisting; Deregistration. Prior to the Effective Time, the Company will cooperate with Parent and take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law to cause (a) the delisting of the Company Common Stock from Nasdaq as promptly as practicable after the Effective Time; and (b) the deregistration of the Company Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting. Unless required by applicable Law, the Company shall not cause the Company Common Stock to be delisted from Nasdaq prior to the Effective Time.

6.12  Additional Agreements. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either of the Company or Merger Sub, then the proper officers and directors of each Party will use their reasonable best efforts to take such action.

6.13  Vote at Merger Sub. Promptly following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of Merger Sub, will execute and deliver to Merger Sub (with a copy also sent to the Company) a written consent approving this Agreement (including the plan of merger set forth herein) and the Transactions (including the Merger) in accordance with applicable Law and the certificate of incorporation and bylaws of Merger Sub.

6.14  No Employment Arrangements. Except as approved by the Company Board, at all times during the Pre-Closing Period, Parent and Merger Sub will not, and will not permit any of their Subsidiaries or controlled Affiliates to authorize, make or enter into, or commit or agree to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any director or executive officer of the Company (i) regarding any continuing employment or consulting relationship with the Surviving Corporation from and after the Effective Time pursuant to which any such individual would be entitled to receive merger consideration of a different amount or nature than the consideration to which such Person is entitled pursuant to Article 2; or (ii) pursuant to which such individual would agree to provide, directly or indirectly, equity investment to Parent, Merger Sub or the Company to finance any portion of the Transactions.

6.15  Director and Officer Resignations. At the Closing, the Company shall deliver to Parent evidence reasonably satisfactory to Parent of the resignation of the directors and officers, in their capacities as such, of the Company and its Subsidiaries (other than directors of the Subsidiaries of the Company whom Parent determines shall continue to serve in such capacities following the Effective Time), effective at the Effective Time.

6.16  Termination of Company Severance Plan and Incentive Compensation Plan.

(a)  At least five (5) Business Days before the Closing Date, the Company shall take (or cause to be taken) all actions necessary or appropriate to terminate, effective no later than the date immediately preceding the Closing Date, the Company Severance Plan. The Company shall provide Parent, at least five (5) Business Days prior to the Closing, evidence that the Company Board has adopted resolutions to terminate the Company Severance Plan, effective no later than the date immediately preceding the Closing Date.

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(b)  At least five (5) Business Days before the Closing Date, the Company shall take (or cause to be taken) all actions necessary or appropriate to terminate, effective no later than the date immediately preceding the Closing Date, the Incentive Compensation Plan. The Company shall provide Parent, at least five (5) Business Days prior to the Closing, evidence that the Company Board has adopted resolutions to terminate the Incentive Compensation Plan, effective no later than the date immediately preceding the Closing Date. Notwithstanding the earlier termination of the Incentive Compensation Plan, no later than sixty (60) days following the Closing, Buyer shall, or shall cause the Surviving Corporation to, pay the Incentive Compensation Plan Bonuses (as defined in the Incentive Compensation Plan) to each of the eligible participants in the amounts set forth on Section 6.16(b)(i) (except for the individuals set forth on Schedule 6.16(b)(ii)) under the Incentive Compensation Plan, in each case in accordance with the terms set forth therein. For the avoidance of doubt, following the payment by Buyer of such Incentive Compensation Plan Bonuses as set forth in this Section 6.16(b), no additional payments shall be owed with respect to the awards granted under the Incentive Compensation Plan, including the Incentive Compensation Plan Bonuses.

6.17  Company Savings Plan Termination. At least five (5) Business Days before the Closing Date, the Company shall take (or cause to be taken) all actions necessary or appropriate to terminate, effective no later than the day immediately preceding the Closing Date, the Company Savings Plan. The Company shall provide Parent, at least five (5) Business Days prior to the Closing, evidence that the Company Board has adopted resolutions to terminate the Company Savings Plan, effective no later than the date immediately preceding the Closing Date. Upon request of an employee of the Company and to the extent permitted by the Company Savings Plan and applicable Law, Parent shall permit the direct rollover of cash account balances and any notes evidencing an outstanding plan loan to a 401(k) plan established by the Surviving Corporation or its Affiliates.

6.18  Tax Matters.

(a)  The Parties agree that the merger consideration payable pursuant to Section 2.7(a) is not intended to be subject to the stock repurchase excise tax under Section 4501 of the Code (the “Excise Tax Treatment”). The Parties shall cooperate with each other and use their respective reasonable best efforts to cause the Transactions to qualify for the Excise Tax Treatment. The Parties shall not take any position inconsistent with the Excise Tax Treatment on any Tax Return or in the Proxy Statement or any other public statement or filing unless otherwise required by a change in federal Tax Law after the date hereof.

(b)  The Company will use reasonable best efforts to provide (and cause holders of Shares to provide) promptly (and in any event at least ten (10) Business Days in advance of the Closing Date or such earlier date as may be required by the Payment Agent) to Parent (or, as directed by Parent, to the Payment Agent) such documentation and certifications as Parent acting reasonably requests in connection with the reduction or mitigation of potential Tax withholding obligations with respect to payments made under this Agreement.

ARTICLE 7

CONDITIONS TO THE MERGER

7.1  Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of Parent, Merger Sub and the Company to consummate the Merger are subject to the

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satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions:

(a)  the consummation of the Merger shall not then be prevented, restrained, enjoined, prohibited or made illegal by or pursuant to any Order (whether temporary, preliminary or permanent) of any court of competent jurisdiction or any other Governmental Authority, and there shall not then be in effect any Law of any Governmental Authority that prevents, restrains, enjoins, prohibits or makes illegal the consummation of the Merger; and

(b)  the Company Shareholder Approval shall have been duly obtained in accordance with applicable Law, the Charter, and the Bylaws.

7.2  Conditions to Obligations of the Company to Effect the Merger. The obligation of the Company to consummate the Merger is further subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions:

(a)  each representation and warranty of Parent and Merger Sub contained in this Agreement, without giving effect to any qualifications as to materiality or Parent Material Adverse Effect or other similar qualifications contained therein, shall be true and correct at and as of the date of this Agreement and at and as of the Closing Date as though made on the Closing Date (except for representations and warranties that relate to a specific date or time, which need only be true and correct as of such date or time), except where the failure of such representations and warranties of Parent and Merger Sub to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect;

(b)  Parent and Merger Sub shall have performed or complied in all material respects with all covenants and agreements required to be performed or complied with by them under this Agreement at or prior to the Closing Date; and

(c)  Parent shall have delivered to the Company a certificate, dated the Closing Date and signed by an executive officer of Parent, certifying to the effect that the conditions set forth in Sections 7.2(a) and 7.2(b) have been satisfied.

7.3  Conditions to Obligations of Parent and Merger Sub to Effect the Merger. The respective obligations of Parent and Merger Sub to consummate the Merger are further subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions:

(a)  each representation and warranty of the Company:

  (i)  contained in Sections 3.1 (Organization; Good Standing), 3.2 (Corporate Power; Enforceability); 3.3(a)–(b) and 3.3(d) (Company Approvals; Anti-Takeover Laws); 3.4(a)(i) (Non-Contravention); 3.7(a)–(b) and 3.7(d) (Subsidiaries; Capital Stock of Subsidiaries; Other Investments); and 3.24 (Brokers), without giving effect to any qualifications as to materiality or Company Material Adverse Effect or other similar qualifications contained therein, shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing Date as though made on the Closing Date (except for representations and warranties that relate to a specific date or time, which need only be true and correct in all material respects as of such date or time);

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  (ii)  contained in Section 3.6 (Capitalization) shall be true and correct in all respects other than such inaccuracies as are de minimis in the aggregate at and as of the date of this Agreement and at and as of the Closing Date as though made on the Closing Date (except for representations and warranties that relate to a specific date or time, which need only be so true and correct as of such date or time);

  (iii)  contained in Section 3.11(a) (Absence of Certain Changes) shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Closing Date as though made on the Closing Date (except for representations and warranties that relate to a specific date or time, which need only be so true and correct as of such date or time); and

  (iv)  otherwise set forth in Article 3, without giving effect to any qualifications as to materiality or Company Material Adverse Effect or other similar qualifications contained therein, shall be true and correct at and as of the date of this Agreement and at and as of the Closing Date as though made on the Closing Date (except for representations and warranties that relate to a specific date or time, which need only be true and correct as of such date or time), except where the failure of such representations and warranties of the Company to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect;

(b)  the Company shall have performed and complied in all material respects with all covenants and agreements required to be performed or complied with by it under this Agreement at or prior to the Closing Date;

(c)  a Company Material Adverse Effect shall not have occurred since the date of this Agreement and be continuing;

(d)  the Company shall have delivered to Parent a certificate, dated the Closing Date and signed by an executive officer of the Company, certifying to the effect that the conditions set forth in Sections 7.3(a), 7.3(b) and 7.3(c) have been satisfied; and

(e)  as of the Effective Time, the Company shall have Net Cash in an amount no less than $20,000,000.00.

7.4  Frustration of Closing Conditions. None of the Parties may rely, either as a basis for not consummating the Merger or for terminating this Agreement, on the failure of any condition set forth in Section 7.1, to be satisfied if such failure was caused by such Party’s breach in any material respect of any provision of this Agreement.

ARTICLE 8

TERMINATION

8.1  Termination. This Agreement may be terminated at any time prior to the Effective Time only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a)  by mutual written agreement of Parent and the Company;

(b)  by either the Company or Parent, if the Company Shareholder Approval shall not have been obtained upon a vote taken at the Company Meeting duly convened therefor or any

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adjournment or postponement thereof; provided that the right to terminate this Agreement pursuant to this Section 8.1(b) will not be available to any Party whose material breach of this Agreement is the principal cause of such failure to obtain the Company Shareholder Approval;

(c)  by either Parent or the Company if (i) any court of competent jurisdiction or any other Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Order which has become final and nonappealable, or (ii) any Law shall have been enacted, issued, promulgated, enforced or entered by any Governmental Authority after the date hereof and remaining in effect, in each case which has the effect of preventing, restraining, enjoining, prohibiting or making the consummation of the Transactions illegal; provided that the right to terminate this Agreement pursuant to this Section 8.1(c) will not be available to any Party whose material breach of this Agreement is the principal cause of such Order becoming final and nonappealable;

(d)  by either Parent or the Company if the Effective Time has not occurred on or before January 9, 2026 (such time and date, the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 8.1(d) will not be available to any Party whose material breach of this Agreement is the principal cause of the failure of the Effective Time to have occurred on or before the Termination Date;

(e)  by Parent if (i) the Company Board (or a committee thereof) has effected a Company Board Recommendation Change or (ii) the Company or any of its Subsidiaries has entered into an Alternative Acquisition Agreement to consummate an Acquisition Transaction (whether or not permitted by Section 5.3);

(f)  by Parent if the Company has breached or failed to perform or comply with any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform or comply would result in a failure of any condition set forth in Sections 7.3(a) or 7.3(b), except that if such breach or failure is capable of being cured by the Termination Date, Parent will not be entitled to terminate this Agreement pursuant to this Section 8.1(f) prior to the delivery by Parent to the Company of written notice of such breach or failure, delivered at least thirty (30) days prior to such termination (or such shorter period of time as remains prior to the Termination Date, the shorter of such periods, the “Company Breach Notice Period”), stating Parent’s intention to terminate this Agreement pursuant to this Section 8.1(f) and the basis for such termination; provided that Parent will not be entitled to terminate this Agreement pursuant to this Section 8.1(f) if (i) such breach or failure has been cured within the Company Breach Notice Period or (ii) Parent is then in material breach of any representations, warranty, covenant or other agreement contained in this Agreement, which breach or failure to perform or comply would result in a failure of any condition set forth in Sections 7.2(a) or 7.2(b);

(g)  by the Company if Parent or Merger Sub has breached or failed to perform or comply with any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform or comply would result in a failure of a condition set forth in Sections 7.2(a) or 7.2(b), except that if such breach or failure is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 8.1(g) prior to the delivery by the Company to Parent of written notice of such breach or failure, delivered at least thirty (30) days prior to such termination (or such shorter period of time as remains prior to the Termination Date, the shorter of such periods, the “Parent Breach Notice Period”), stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(g)

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and the basis for such termination; provided that the Company will not be entitled to terminate this Agreement pursuant to this Section 8.1(g) if (i) such breach or failure has been cured within the Parent Breach Notice Period or (ii) the Company is then in material breach of any representation, warranty, covenant or other agreement contained in this Agreement, which breach or failure to perform or comply would result in a failure of any condition set forth in Sections 7.3(a) or 7.3(b); or

(h)  by the Company, at any time prior to obtaining the Company Shareholder Approval, if (i) the Company has received a Superior Proposal; (ii) the Company Board (or a committee thereof) has authorized the Company to enter into an Alternative Acquisition Agreement to consummate the Acquisition Transaction contemplated by that Superior Proposal in accordance with Section 5.3; (iii) the Company has not breached (other than immaterial breaches) any of its obligations under Section 5.3 with respect to such Superior Proposal; and (iv) simultaneously with such termination, (x) the Company pays, or causes to be paid, to Parent or its designee the Termination Fee pursuant to Section 8.3(b)(iii) and (y) the Company enters into such Alternative Acquisition Agreement.

8.2  Manner and Notice of Termination; Effect of Termination.

(a)  Manner of Termination. The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties setting forth in reasonable detail the provision of Section 8.1 pursuant to which this Agreement is being terminated and the facts and circumstances forming the basis for such termination pursuant to such provision.

(b)  Effect of Termination. Any proper and valid termination of this Agreement pursuant to Section 8.1 will be effective immediately upon the mutual written agreement of Parent and the Company or the delivery of written notice by the terminating Party to the other Parties. Following the valid termination of this Agreement pursuant to Section 8.1, this Agreement will be of no further force or effect without liability of any Party (or any direct or indirect equity holder, controlling person, partner, member, manager, stockholder, director, officer, employee, Affiliate, agent or other representative of such Party) to the other Parties, as applicable, except that Section 6.9, this Section 8.2, Section 8.3 and Article 9 and, solely to the extent applicable to the foregoing provisions, any definitions in this Agreement, will each survive the valid termination of this Agreement, in each case in accordance with their respective terms and, in any case, subject in all respects to this Section 8.2. Notwithstanding the previous sentence, but subject to Section 8.3, Section 9.10 and Section 9.16, nothing in this Agreement will relieve any Party from any liability for any Willful Breach of this Agreement prior to the valid termination of this Agreement.

8.3  Fees and Expenses.

(a)  General. Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the Transactions will be paid by the Party incurring such fees and expenses whether or not the Transactions are consummated. For the avoidance of doubt, Parent or the Surviving Corporation will be responsible for all fees and expenses of the Payment Agent. Except as set forth in Section 2.8(e), Parent will pay or cause to be paid all (i) transfer, stamp and documentary Taxes or fees; and (ii) sales, use, real property transfer and other similar Taxes or fees, in each case arising out of or in connection with entering into this Agreement and the consummation of the Transactions.

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(b)  Company Payments.

 (i)  Future Transactions. If (A) this Agreement is validly terminated (1) by either Parent or the Company pursuant to Section 8.1(b) or Section 8.1(d) or (2) by Parent pursuant to Section 8.1(f), and (x) in the case of a termination pursuant to Section 8.1(b), at any time after the date of this Agreement and prior to the taking of a vote to obtain the Company Shareholder Approval at the Company Meeting or any postponement or adjournment thereof, an Acquisition Proposal shall have been made directly to the Company Shareholders or shall have otherwise become publicly known and not publicly withdrawn at least ten (10) days before the date the Company Meeting is held (taking into account postponements or adjournments) or (y) in the case of a termination pursuant to Section 8.1(d) or Section 8.1(f), at any time after the date of this Agreement and prior to the termination of this Agreement, an Acquisition Proposal shall have been made to the Company or the Company Board or made directly to the Company Shareholders or shall have otherwise become publicly known; and (B) within twelve (12) months of any such valid termination of this Agreement, the Company enters into a definitive agreement with respect to any Acquisition Proposal or shall have consummated any Acquisition Transaction, then the Company will concurrently with the earlier of the entry into such definitive agreement or the consummation of such Acquisition Transaction, pay or cause to be paid to Parent an amount equal to the Termination Fee by wire transfer of immediately available funds to an account designated in writing by Parent. For purposes of this Section 8.3(b)(i), all references to “20%” in the definition of “Acquisition Transaction” (including, for the avoidance of doubt, in the reference to “Acquisition Transaction” in the definition of “Acquisition Proposal”) will be deemed to be references to “50%.”

 (ii)  Company Board Recommendation Change; Acquisition Transaction. If this Agreement is validly terminated (1) by Parent pursuant to Section 8.1(e) or (2) by the Company pursuant to Section 8.1(b) at a time when Parent would have been able to terminate this Agreement pursuant to Section 8.1(e), then the Company must, within two (2) Business Days following such termination, pay or cause to be paid to Parent or its designee the Termination Fee by wire transfer of immediately available funds to an account designated in writing by Parent.

 (iii)  Superior Proposal. If this Agreement is validly terminated by the Company pursuant to Section 8.1(h), then the Company must, simultaneously with such termination, pay or cause to be paid to Parent or its designee the Termination Fee by wire transfer of immediately available funds to an account designated in writing by Parent.

(c)  Single Payment Only; Liquidated Damages. The Parties acknowledge and agree that in no event will the Company be required to pay the Termination Fee on more than one occasion, whether or not the Termination Fee may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events. The Parties acknowledge and agree that (i) the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement; (ii) the damages resulting from the valid termination of this Agreement under circumstances where the Termination Fee is payable are uncertain and incapable of accurate calculation; and (iii) without these agreements, the Parties would not enter into this Agreement. Therefore, the Termination Fee, if, as and when required to be paid pursuant to this Section 8.3 will not constitute a penalty but rather liquidated damages in a reasonable amount that will compensate Parent in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions.

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(d)  Payments; Default. If the Company fails to promptly pay any amount due pursuant to Section 8.3(b) and, in order to obtain such payment, Parent commences a Legal Proceeding that results in a judgment against the Company for the amount set forth in Section 8.3(b) or any portion thereof, then Company will pay or cause to be paid to Parent the reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) of Parent in connection with such Legal Proceeding, together with interest on such amount or portion thereof at an annual rate equal to the prime rate (as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made) plus five percent through the date that such payment or portion thereof is actually received, or a lesser rate that is the maximum permitted by applicable Law. Any payment under this Section 8.3(d) will be made by the Company to Parent or its designee by wire transfer of immediately available funds to an account designated in writing by Parent.

(e)  Sole and Exclusive Remedy. Notwithstanding anything to the contrary in this Agreement but other than in the event of any fraud or Willful Breach of any representation, warranty or covenant or agreement contained herein, if this Agreement is validly terminated pursuant to Section 8.1, Parent’s receipt of the Termination Fee to the extent owed pursuant to Section 8.3(b) and any amounts owed pursuant to Section 8.3(d) will be the sole and exclusive remedies of Parent and Merger Sub for monetary damages, to the extent such payments have been made to Parent (or its designee), against (A) the Company and its Subsidiaries; and (B) the former, current and future holders of any equity, controlling persons, Representatives, Affiliates, members, managers, general or limited partners, stockholders, directors, officers, employees, agents, attorneys and assignees of each of the Company, its Subsidiaries and each of their respective Affiliates and former, current and future holders of any equity, controlling persons, Representatives, Affiliates, members, managers, general or limited partners, stockholders, directors, officers, employees, agents, attorneys and assignees of each of the foregoing (the Persons in clauses (A) and (B) collectively, the “Company Related Parties”) for any cost, expense, loss or damage in respect of this Agreement and the Transactions. Except in the event of any fraud or Willful Breach of any representation, warranty or covenant or agreement contained herein, upon payment to Parent (or its designee) of the Termination Fee and any amounts owed pursuant to Section 8.3(d), none of the Company Related Parties will have any further monetary liability or obligation to (A) Parent or Merger Sub; or (B) the former, current and future direct or indirect holders of any equity, controlling persons, Representatives, Affiliates (other than Parent or Merger Sub), members, managers, general or limited partners, stockholders and assignees of each of Parent and Merger Sub (the Persons in clauses (A) and (B) collectively, the “Parent Related Parties”) relating to or arising out of this Agreement or the Transactions (except that the Company and its Subsidiaries (or their Affiliates) will remain obligated with respect to, and Parent and Merger Sub may be entitled to remedies with respect to, the Confidentiality Agreement, Section 8.3(a) (with respect to the expenses of the Company) and Section 8.3(d), as applicable).

(f)  Acknowledgement Regarding Specific Performance. Notwithstanding anything to the contrary in this Agreement, it is acknowledged and agreed that, prior to a valid termination of this Agreement pursuant to Section 8.1, Parent, Merger Sub and the Company will each be entitled to an injunction, specific performance or other equitable relief as provided in Section 9.10.

ARTICLE 9

GENERAL PROVISIONS

9.1  Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of the Company, Parent and Merger Sub contained in this Agreement will

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terminate at the Effective Time, except that any covenants that by their terms survive the Effective Time will survive the Effective Time in accordance with their respective terms.

9.2  Notices.

(a)  Addresses for Notice. Any notices or other communications to any party required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered or sent if delivered in Person, (b) on the fifth (5th) Business Day after dispatch by registered or certified mail, (c) on the next Business Day if transmitted by national overnight courier or (d) on the date delivered if sent by email (with electronic confirmation of receipt), in each case, as follows (or to such other Persons or addressees as may be designated in writing by the party to receive such notice):

If to Parent, Merger Sub or Guarantor, to:

Hearst Media West, LLC or Destiny Merger Sub, Inc. or Hearst Communications, Inc.

c/o The Hearst Corporation

300 West 57th Street

New York, NY 10019

Attention:  Jeffrey M. Johnson

Email:     [***]

with copies (which shall not constitute notice) to:

The Hearst Corporation

300 West 57th Street

New York, NY 10019

Attention:  Office of the General Counsel

Email:     [***]

and

Clifford Chance US LLP

Two Manhattan West

375 9th Avenue

New York, NY 10001

Attention:  Chang-Do Gong

      Benjamin K. Sibbett

Email:    [***]

If to the Company, to:

DallasNews Corporation

1954 Commerce Street

Dallas, Texas 75201

Attention:  Katy Murray

Email:    [***]

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with a copy (which shall not constitute notice) to:

Haynes and Boone, LLP

2801 N. Harwood Street, Suite 2300

Dallas, Texas 75201

Attention:  Jennifer Wisinski

      Rosebud Nau

Email:    [***]

(b)  Additional Procedures. Any notice received by the addressee any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, any Party may provide notice to the other Parties of a change in its address or any of the other details specified in or pursuant to this Section 9.2 through a notice given in accordance with this Section 9.2, except that notice of any such change will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (i) specified in such notice; or (ii) that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.2.

9.3  Amendment. Subject to applicable Law and the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and the Company (pursuant to authorized action by the Company Board (or a committee thereof)).

9.4  Extension; Waiver. At any time and from time to time prior to the Effective Time, any Party may, to the extent legally allowed and except as otherwise set forth in this Agreement, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party in this Agreement; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained in this Agreement. Any agreement by a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

9.5  Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations under this Agreement without the prior written approval of the other Parties, except that Parent and Merger Sub will have the right to assign all or any portion of their respective rights and obligations to any Affiliate, it being understood that, in each case, such assignment must not impede or delay the consummation of the Transactions or otherwise materially impede the rights of the Company Shareholders pursuant to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations under this Agreement.

9.6  Confidentiality. Each of Parent, Merger Sub and their respective Representatives will hold and treat all documents and information concerning the Company and its Subsidiaries furnished or made available to Parent, Merger Sub or their respective Representatives in connection with the Transactions in accordance with the Confidentiality Agreement. By executing this Agreement, each of Parent and Merger Sub agree to be bound by, and to cause their Representatives to be bound by, the terms and conditions of the Confidentiality Agreement as if they were the counterparty thereto.

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9.7  Entire Agreement. This Agreement and the documents and instruments and other agreements among the Parties as contemplated by or referred to in this Agreement, including the Confidentiality Agreement, the Company Disclosure Letter and the other Transaction Documents, constitute the entire agreement among the Parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement will (a) not be superseded; (b) survive any valid termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the (i) Effective Time and (ii) date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated.

9.8  Third Party Beneficiaries. Except as set forth in Section 6.6 and this Section 9.8, the Parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other Parties in accordance with and subject to the terms of this Agreement. This Agreement is not intended to, and will not, confer upon any other Person any rights or remedies under this Agreement, except (a) as set forth in or contemplated by Section 6.6; (b) from and after the Effective Time, the rights of the Company Shareholders to receive the merger consideration set forth in Article 2; and (c) the provisions of Section 8.3(e) and Section 9.16 will inure to the benefit of each of the applicable Related Parties, each of whom are intended to be third-party beneficiaries thereof (it being understood and agreed that the provisions of such Sections will be enforceable by such Related Parties).

9.9  Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.10  Specific Performance. The Parties acknowledge and agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or in the event of any actual or threatened breach of this Agreement, and that money damages would not be an adequate remedy, even if available. It is accordingly agreed that, except where this Agreement is validly terminated in accordance with Section 8.1, the Parties (on behalf of themselves and the third-party beneficiaries of this Agreement provided in Section 9.8) shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof and any other agreement or instrument executed in connection herewith. The Parties further agree that (a) by seeking the remedies provided for in this Section 9.10, a Party shall not in any respect waive its right to seek any other form of relief, at law or in equity, that may be available to a Party under this Agreement, including monetary damages in the event that this Agreement is terminated or in the event that the remedies provided for in this Section 9.10 are not available or otherwise are not granted and (b) nothing contained in this Section 9.10 shall require any Party to institute any Legal Proceeding for (or limit any Party’s right to institute any Legal Proceeding for) specific performance under this Section 9.10 before exercising any termination right under Section 8.1 (and pursuing damages after such termination), nor shall the commencement of any Legal Proceeding pursuant to this Section 9.10 or anything contained in this Section 9.10 restrict or limit any Party’s right to terminate

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this Agreement in accordance with the terms of Section 8.1 or pursue any other remedies under this Agreement that may be available then or thereafter. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and/or other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Each of the Parties hereby acknowledges and agrees that it hereby irrevocably waives any requirement for the security or posting of any bond in connection with such relief. If on the date of any valid termination of this Agreement, there is a pending Legal Proceeding that has been brought by a Party seeking the remedies provided for in this Section 9.10, then, without further action, such termination date shall be automatically extended until the date that is five (5) Business Days after the dismissal, settlement or entry of final Order with respect to such Legal Proceeding.

9.11  Governing Law. This Agreement and all Legal Proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of Parent, Merger Sub or the Company in the negotiation, administration, performance and enforcement hereof, shall be governed by, and construed in accordance with, the Laws of the State of Texas, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Texas (except for provisions of this Agreement or aspects of the Transactions that are specifically stated to be governed by the Laws of another jurisdiction (in which case such provisions or aspects of the Transactions shall be deemed to be governed by the Laws of such jurisdiction)).

9.12  Consent to Jurisdiction. Each of the Parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Transactions, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.2 or in such other manner as may be permitted by applicable Law, but nothing in this Section 9.12 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the state courts of the State of Texas, or any federal court sitting in the State of Texas (the “Chosen Courts”) in the event that any dispute or controversy arises out of this Agreement or the Transactions; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any Legal Proceeding arising in connection with this Agreement or the Transactions will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to this Agreement or the Transactions in any court other than the Chosen Courts. Each of Parent, Merger Sub and the Company agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

9.13  WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE)

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DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY ACKNOWLEDGES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.13.

9.14  Counterparts. This Agreement and any amendments to this Agreement may be executed in one or more textually identical counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a Contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

9.15  No Limitation. It is the intention of the Parties that, to the extent possible, unless provisions are mutually exclusive and effect cannot be given to both or all such provisions, (a) the representations, warranties, covenants and closing conditions in this Agreement will be construed to be cumulative; (b) each representation, warranty, covenant and closing condition in this Agreement will be given full, separate and independent effect; and (c) nothing set forth in any provision in this Agreement will (except to the extent expressly stated) in any way be deemed to limit the scope, applicability or effect of any other provision of this Agreement.

9.16  Non-Recourse. Each Party agrees, on behalf of itself and its Related Parties, that all Legal Proceedings (whether in contract or in tort, in law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to: (i) this Agreement, any of the Transaction Documents or the Transactions; (ii) the negotiation, execution or performance of this Agreement or any of the Transaction Documents (including any representation or warranty made in connection with, or as an inducement to, this Agreement or any of the Transaction Documents); (iii) any breach or violation of this Agreement or any of the Transaction Documents; or (iv) any failure of the Transactions to be consummated, in each case, may be made only (A) against (and are those solely of) the Persons that are, in the case of this Agreement, expressly identified as parties to this Agreement, and in the case of the Transaction Documents, Persons expressly identified as parties to such Transaction Documents; and (B) in accordance with, and subject to the terms and conditions of, this Agreement or such Transaction Documents, as applicable. Notwithstanding anything in this Agreement or any of the Transaction Documents to the contrary, each Party agrees, on behalf of itself and its Related Parties, that no recourse under this Agreement or any of the Transaction Documents or in connection with the Merger will be sought or had against any other

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Person, including any Related Party, and no other Person, including any Related Party, will have any liabilities or obligations (whether in contract or in tort, in law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise), for any claims, causes of action, obligations or liabilities arising under, out of, in connection with or related in any manner to the items in the clauses (i) through (iv), it being acknowledged and agreed that no personal liability or losses whatsoever will attach to, be imposed on or otherwise be incurred by any of the aforementioned, as such, arising under, out of, in connection with or related in any manner to the items in the clauses (i) through (iv), in each case, except for claims that the Company, Parent or Merger Sub, as applicable, may assert: (1) against any Person that is party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreement; (2) against the Company, Parent and Merger Sub solely in accordance with, and pursuant to the terms and conditions of, this Agreement; or (3) against any Person that is a party to, and solely pursuant to the terms and conditions of, a Transaction Document.

9.17  Guarantee.

(a)  Guarantor unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment and performance of all present and future obligations, liabilities, covenants and agreements required to be observed and performed or paid or reimbursed by Parent and Merger Sub under this Agreement, including with respect to the payment of the Per Share Price in accordance with Article 2 (“Guaranteed Obligations”). This guarantee is a guarantee of payment and performance. Guarantor waives diligence, presentment, demand for performance, any right to require proceeding first against Parent or Merger Sub, protest, and all notices whatsoever in connection with Guarantor’s performance of the Guaranteed Obligations as set forth in this Section 9.17; provided that nothing herein shall constitute a waiver of any rights, claims, or defenses of Parent or Merger Sub under this Agreement.

(b)  This guarantee is a continuing guarantee that shall remain in full force and effect until Parent and Merger Sub no longer have any Guaranteed Obligations. Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty. Subject to the other provisions herein, this Section 9.17 shall continue to be effective or be automatically reinstated (as the case may be) if at any time all or part of the payment or performance of any Guaranteed Obligations is rescinded or otherwise must be returned upon the insolvency, bankruptcy, or reorganization of Parent or Merger Sub. Guarantor waives all set-offs, counterclaims, recoupments, or any other defenses to enforcement that Guarantor may have (now or in the future) against the Guaranteed Obligations (other than a defense of payment or performance); provided that nothing herein shall constitute a waiver of any rights, claims, or defenses of Parent or Merger Sub under this Agreement. Notwithstanding anything to the contrary herein, the obligations of Guarantor hereunder will not be discharged by (i) any amendment to or other modification of this Agreement; (ii) any furnishing or acceptance of security or exchange or release of any security for the Guaranteed Obligations; or (iii) any failure by the Company to assert any demand or to exercise any right or remedy with respect to Parent or Merger Sub under this Agreement or otherwise; or (iv) any change in the corporate structure of Parent or Merger Sub. Guarantor waives and shall not exercise any rights that it may acquire by way of subrogation, contribution, reimbursement or indemnification for payments made under this guarantee until all Guaranteed Obligations shall have been indefeasibly paid and discharged in full.

[Signature page follows.]

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the date first written above.

PARENT:

HEARST MEDIA WEST, LLC

By:	/s/ Jeffrey M. Johnson
Name: Jeffrey M. Johnson
Title: President

MERGER SUB:

DESTINY MERGER SUB, INC.

By:	/s/ Jeffrey M. Johnson
Name: Jeffrey M. Johnson
Title: President

COMPANY:

DALLASNEWS CORPORATION

By:	/s/ Grant S. Moise
Name: Grant S. Moise
Title: Chief Executive Officer

Signature Page to Agreement and Plan of Merger

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Solely for purposes of Section 9.17:

GUARANTOR:

HEARST COMMUNICATIONS, INC.

By:	/s/ Jeffrey M. Johnson
Name: Jeffrey M. Johnson
Title: Senior Vice President

Signature Page to Agreement and Plan of Merger

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Exhibit B

DALLASNEWS CORPORATION

RESTATED CERTIFICATE OF FORMATION

WITH NEW AMENDMENTS

Entity Information

The name of the filing entity is:

DallasNews Corporation (the “Corporation”).

The Corporation is a:

For-profit corporation.

The file number issued to the Corporation by the Secretary of State of the State of Texas is:

802937726.

The date of formation of the Corporation is:

February 15, 2018.

Statement of Approval

Each new amendment has been made in accordance with the provisions of the Texas Business Organizations Code (the “Code”). The amendments to the certificate of formation and the restated certificate of formation have been approved in the manner required by the Code and by the governing documents of the Corporation.

Required Statements

The restated certificate of formation, which is attached hereto, accurately states the text of the certificate of formation being restated and each amendment to the certificate of formation being restated that is in effect, and as further amended by the restated certificate of formation. The attached restated certificate of formation does not contain any other change in the certificate of formation being restated except for the information permitted to be omitted by the provisions of the Code applicable to the Corporation.

Effectiveness of Filing

This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

[       ].

[Remainder of page intentionally left blank]

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Execution

The undersigned affirms that the person designated as registered agent in the restated certificate of formation has consented to the appointment. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date:	DallasNews Corporation

By:
Name:
Title:

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DALLASNEWS CORPORATION

AMENDED AND RESTATED CERTIFICATE OF FORMATION

Article 1 – Entity Name and Type

The filing entity is a for-profit corporation. The name of the filing entity is DallasNews Corporation (the “Corporation”).

Article 2 – Registered Agent and Registered Office

The registered agent is an organization by the name of C T Corporation. The business address of the registered agent and the registered office in the State of Texas is 1999 Bryan Street, Suite 900, Dallas, TX 75201.

Article 3 – Directors

The number of directors constituting the board of directors is two (2). The names and addresses of the persons who are to serve as directors until the next annual meeting of shareholders or until their successors are elected and qualified are as follows:

Name	Address

Jeffrey M. Johnson	300 West 57th Street New York, NY 10019, USA
Suzanne Reinhardt	300 West 57th Street New York, NY 10019, USA

Elections of directors need not be by written ballot.

Article 4 – Authorized Shares

The total number of shares the Corporation is authorized to issue is 1,000. The par value of each of the authorized shares is $1.00.

Article 5 – Limitation of Liability

No director of the corporation shall be liable to the corporation or its shareholders for monetary damages for an act or omission in the director’s capacity as a director, except that this Article 5 does not eliminate or limit the liability of a director to the extent the director is found liable under applicable law for (i) a breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) an act or omission not in good faith that constitutes a breach of duty of the director to the corporation or involves intentional misconduct or a knowing violation of law, (iii) a transaction from which the director received an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the director’s duties, or (iv) an act or omission for which the liability of a director is expressly provided by an applicable statute. If the TBOC or other applicable law is amended to authorize corporate action further eliminating or limiting the liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the TBOC or other applicable law, as so amended. Any repeal or modification of the foregoing provisions of this Article 5 by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

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Article 6 – Amendments to Bylaws

The power to alter, amend, or repeal the corporation’s Bylaws, and to adopt new Bylaws, is hereby vested in the board of directors, subject, however, to repeal or change by the affirmative vote of the holders of at least two-thirds of the voting power of all of the outstanding shares entitled to vote thereon. Notwithstanding any other provisions of this Certificate of Formation, or any provision of law which might otherwise permit a lesser vote or no vote, the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of the voting stock, voting together as a single class, shall be required to alter, amend, or repeal this Article 6.

Article 7 – Purpose

The purpose of the Corporation is the transaction of any and all lawful business for which a for-profit corporation may be organized under the Texas Business Organizations Code.

Mailing Address

The mailing address to which state franchise tax correspondence should be sent is 300 West 57th Street, 40th Floor, New York, NY 10019, USA.

Effectiveness of Filing

This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

[       ].

[Remainder of page intentionally left blank]

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Execution

This undersigned affirms that the person designated as registered agent has consented to the appointment. The undersigned also affirms that, to the best knowledge of the undersigned, the name provided as the name of the filing entity does not falsely imply an affiliation with a governmental entity. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized to execute the filing instrument.

Date:	DallasNews Corporation

By:
Name:
Title:

A-1-85

Annex A-2

FIRST AMENDMENT TO

AGREEMENT AND PLAN OF MERGER

This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “Amendment”), dated as of July 27, 2025, is made and entered into by and among Hearst Media West, LLC, a Delaware limited liability company (“Parent”), Destiny Merger Sub, Inc., a Texas corporation (“Merger Sub”), DallasNews Corporation, a Texas corporation (the “Company”), and, solely for purposes of Section 9.17 of the Merger Agreement (as defined below), Hearst Communications, Inc., a Delaware corporation (“Guarantor”). Parent, Merger Sub and the Company are collectively referred to herein as the “Parties” and individually as a “Party”. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Merger Agreement.

WHEREAS, the Parties and Guarantor are party to that certain Agreement and Plan of Merger, dated as of July 9, 2025 (the “Merger Agreement”); and

WHEREAS, the Parties desire to amend the Merger Agreement as set forth herein and in accordance with Section 9.3 of the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Merger Agreement in the following respects:

1. Amendments to the Merger Agreement. In accordance with Section 9.3 of the Merger Agreement, the Parties agree to the following amendments to the Merger Agreement:

a. The following definitions are hereby added to Section 1.1 of the Merger Agreement in alphabetical order:

““Excluded Expenses” means, with respect to the Company and its Subsidiaries, all reasonable fees and expenses of legal counsel incurred or accrued as of immediately prior to the Effective Time by the Company or any of its Subsidiaries (including any such fees or expenses that the Company or any of its Subsidiaries is legally obligated to pay or reimburse) in connection with or as a result of (i) actions taken in response to any unsolicited Acquisition Proposal received by the Company following July 9, 2025, including adoption and implementation of the Rights Agreement and the transactions contemplated thereby, (ii) any Transaction Litigation asserted against the Company, any of its Subsidiaries or any Company Related Party by the Person (or any Affiliate thereof) who has submitted to the Company such Acquisition Proposal, or (iii) any Legal Proceeding asserted against the Company, any of its Subsidiaries or any Company Related Party in connection with, arising from or otherwise relating to actions taken by the Company, any of its Subsidiaries or any Company Related Party in response to such Acquisition Proposal, including adoption and implementation of the Rights Agreement and the transactions contemplated thereby.

“Rights Agreement” means that certain Rights Agreement, dated as of July 27, 2025, by and between the Company and Computershare Inc.”

b. The following definition set forth in Section 1.1 of the Merger Agreement is hereby replaced in its entirety with the following:

““Transaction Expenses” means, without duplication and subject to Section 8.3(a), with respect to the Company and its Subsidiaries, all fees and expenses incurred or accrued as of immediately prior to the Effective Time (except as expressly set forth in clause (iv) below) by the Company or any of its Subsidiaries (including any such fees or expenses that the Company or any of its Subsidiaries is legally obligated to pay or reimburse) in connection with or as a result of the Transactions pursuant to any Contract in effect as of immediately prior to the Effective Time, whether payable prior to, at or after the

A-2-1

Effective Time, including (i) any fees and expenses (other than Excluded Expenses) of legal counsel, accountants, financial advisors, investment bankers, brokers, consultants, and other advisors of the Company or any such Subsidiary; (ii) all fees paid to the SEC in connection with filing the Proxy Statement, and any amendments and supplements thereto; (iii) any fees and expenses in connection with the printing, mailing and distribution of the Proxy Statement and any amendments and supplements thereto; (iv) any change of control payments, transaction bonuses, severance payments, or other similar payments, including those payable only upon the additional passage of time, but excluding those payable as a result of any action taken by Parent, Merger Sub or the Surviving Corporation, and (v) without duplication, those set forth on Section 1.1(c) of the Company Disclosure Letter.”

c. Section 2.7(a)(iii) of the Merger Agreement is hereby amended and restated in its entirety as follows:

“each Share that is issued and outstanding as of immediately prior to the Effective Time (other than Owned Company Shares and Dissenting Company Shares) shall automatically be cancelled and extinguished and automatically converted into the right to receive $15.00 in cash per Share, without interest (the “Per Share Price”), less any amounts entitled to be deducted or withheld in accordance with Section 2.11, and shall cease to be outstanding or exist.”

d. Section 2.7(b) of the Merger Agreement is hereby amended and restated in its entirety as follows:

“If, at any time during the period between the date of this Agreement and the Effective Time, there is any change to the outstanding shares of capital stock of the Company (or securities convertible or exchangeable into or exercisable for such shares), including by reason of any reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange, readjustment, or issuance of shares (including as a result of any exercise of any rights to acquire shares as contemplated under the Rights Agreement), or any stock dividend thereon with a record date during such period, or other similar transaction, then the Per Share Price and, to the extent applicable, any other provisions of the Agreement shall be equitably adjusted and modified to reflect the effect of such change (so that the holders of Shares, Parent, and Merger Sub are provided the same economic effect as contemplated by this Agreement prior to such event); provided that nothing in this Section 2.7(b) shall be construed to permit the Company or any Subsidiary thereof to take any action otherwise prohibited by the terms of this Agreement; and provided, however, that cash dividends and grants of equity compensation not prohibited by the terms hereof shall not result in any adjustment to the Per Share Price.”

e. Section 3.3(d) of the Merger Agreement is hereby amended and restated in its entirety as follows:

“Anti-Takeover Laws; Rights Agreement. Assuming that the representations of Parent and Merger Sub set forth in Section 4.6 are true and correct, (i) the Company Board has taken all necessary actions so that neither Parent nor Merger Sub will be an “affiliated shareholder” in connection with this Agreement or the Transactions and that the restrictions on business combinations set forth in Section 21.606 of the TBOC and any other similar applicable “anti-takeover” Law will not be applicable to this Agreement or the Transactions and no further action is required, and (ii) there is no “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statute or regulation, or takeover-related provision in the Charter or the Bylaws, or any stockholder rights plan or similar agreement, in each case that is applicable to Parent, Merger Sub, this Agreement or the Transactions or that would prohibit or restrict the ability of the Company to enter into this Agreement or its ability to consummate the Transactions. As of the date of this Amendment, each of the Company and the Company Board has taken all necessary actions to ensure that (A) none of Parent, Merger Sub, or any of their respective Affiliates will become an Acquiring Person (as defined in the Rights Agreement) as a result of the Transactions and (B) neither a Stock Acquisition Date nor a Distribution Date (each as defined in the Rights Agreement) will occur by reason of the approval, execution, delivery, or performance of this Agreement or the Voting and Support Agreement, including any approval, execution, delivery, or performance of any amendments thereto, or the announcement or consummation of the Merger or any of the other transactions contemplated by this Agreement or the Voting and Support Agreement.”

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f. The first sentence of Section 3.6(a) of the Merger Agreement is hereby amended and restated in its entirety as follows:

“The authorized capital stock of the Company consists of (i) 31,250,000 Shares, 22, 500,000 of which are designated as Company Series A Common Stock and 7,500,000 of which are designated as Company Series B Common Stock and (ii) 2,000,000 shares of Company Preferred Stock, of which 200,000 are designated as Series A Junior Participating Preferred Stock.”

g. The last sentence of Section 3.6(a) of the Merger Agreement is hereby amended and restated in its entirety as follows:

“Since the Capitalization Date, the Company has not “(x) issued or granted any Company Securities or (y) established a record date for, declared, set aside for payment or paid any dividend on, any Company Securities, except as contemplated by the Rights Agreement.”

h. Clauses (b) and (c) of Section 3.6 of the Merger Agreement are hereby amended and restated in its entirety as follows:

“(b) Company Securities. Since the Capitalization Date, no stock-based awards have been granted and no shares of Company Capital Stock have been issued. Other than as set forth in Section 3.6(a) and except as contemplated by the Rights Agreement, there are (i) no issued, reserved for issuance or outstanding shares of capital stock of, or other equity or voting interest in, the Company; (ii) no outstanding securities of the Company convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) no outstanding options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (v) no outstanding shares of restricted stock, restricted stock units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company (the items in clauses (i), (ii), (iii), (iv) and (v), collectively with the Company Capital Stock, the “Company Securities”); (vi) no voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; (vii) no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound; and (viii) no other obligations by the Company to make any payments based on the price or value of any Company Securities or any dividends or other distributions declared or paid on any shares of capital stock of, or other equity or voting interest in, the Company. The Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no debentures, bonds, notes or other indebtedness for borrowed money of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the Company Shareholders may vote. The Company does not have a stockholder rights plan in effect except for the Rights Agreement.

(c) No Other Rights. The Company is not a party to any Contract except the Rights Agreement relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.”

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2. Ratification; Entire Agreement. This Amendment will not affect any terms of the Merger Agreement other than those amended by this Amendment and is only intended to amend, alter or modify the Merger Agreement as expressly stated herein. Except as amended by this Amendment, the Merger Agreement remains in full force and effect, enforceable against each of the Parties and the Guarantor, and is hereby ratified and acknowledged by each of the Parties and the Guarantor. The Merger Agreement, as amended by this Amendment, constitutes the entire agreement among the parties to this Amendment with respect to the subject matter of this Amendment, supersedes all prior agreements and understandings, both written and oral, among such parties with respect to the subject matter of this Amendment, and may not be amended, supplemented or changed orally but only by an agreement in writing signed by the party or parties against whom enforcement is sought and making specific reference to this Amendment. If there are any conflicts between this Amendment and the Merger Agreement, then this Amendment will govern and control.

3. Miscellaneous. The provisions set forth in Article 9 (General Provisions) of the Merger Agreement are hereby incorporated by reference and shall apply to this Amendment mutatis mutandis as if such provisions were fully set forth herein.

[Signature Pages Follow]

A-2-4

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be duly executed on its behalf as of the date first written above.

PARENT:

HEARST MEDIA WEST, LLC

By:	/s/ Jeffrey M. Johnson
Name: Jeffrey M. Johnson
Title: President

MERGER SUB:

DESTINY MERGER SUB, INC.

By:	/s/ Jeffrey M. Johnson
Name: Jeffrey M. Johnson
Title: President

COMPANY:

DALLASNEWS CORPORATION

By:	/s/ Grant S. Moise
Name: Grant S. Moise
Title: Chief Executive Officer

Solely for purposes of Section 9.17:

GUARANTOR:

HEARST COMMUNICATIONS, INC.

By:	/s/ Jeffrey M. Johnson
Name: Jeffrey M. Johnson
Title: Senior Vice President

Signature Page to First Amendment to Agreement and Plan of Merger

Annex B

July 9, 2025

The Board of Directors

DallasNews Corporation

1954 Commerce Street

Dallas, Texas 75201

Members of the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of Series A common stock, par value $0.01 per share (the “Company Series A Common Stock”), of DallasNews Corporation (the “Company”) of the consideration to be paid to such holders in the proposed merger (the “Transaction”) of the Company with a wholly owned subsidiary of Hearst Media West, LLC (the “Acquiror”). Pursuant to the Agreement and Plan of Merger (the “Agreement”), among the Company, the Acquiror, its subsidiary, Destiny Merger Sub, Inc. (the “Merger Sub”), and, solely for purposes of Section 9.17 of the Agreement, Hearst Communications, Inc., the Company will become a wholly owned subsidiary of the Acquiror, and each outstanding share of Company Series A Common Stock, other than shares of Company Series A Common Stock held in treasury or owned by the Company, the Acquiror or the Merger Sub, or any of their respective wholly owned subsidiaries, and Dissenting Company Shares (as defined in the Agreement), will be converted into the right to receive $14.00 per share in cash (the “Consideration”).

In connection with preparing our opinion, we have (i) reviewed a draft dated July 9, 2025 of the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business; and (iv) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

In addition, we have held discussions with certain members of the management of the Company with respect to certain aspects of the Transaction, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.

In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Company or the Acquiror under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. We express no view as to such analyses or forecasts or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will be consummated as described in the Agreement, and that the definitive Agreement will not differ in any material respects from the draft thereof furnished to us. We have also assumed that the representations and warranties made by the Company, the Acquiror and the Merger Sub in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that (i) all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained and (ii) any requisite levels of Net Cash (as defined in the Agreement) necessary for the consummation of the Transaction will be met, in each case, without any adverse effect on the Company or on the contemplated benefits of the Transaction.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be paid to the holders of the Company Series A Common Stock in the proposed Transaction and we express no opinion as to the fairness of any consideration paid in connection with the Transaction to the holders of any (i) other class or series of common stock of the Company, including the Series B Common Stock, par value $0.01 per share, of the Company, or (ii) other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Consideration to be paid to the holders of the Company Series A Common Stock in the Transaction or with respect to the fairness of any such compensation.

We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with the Company and the Acquiror, for which we and such affiliates have received customary compensation. In addition, we and our affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of the Company. In the ordinary course of our businesses, we and our affiliates actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company for our own account or for the accounts of customers and, accordingly, we are likely at any time to hold long or short positions in such securities or other financial instruments.

On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Consideration to be paid to the holders of the Company Series A Common Stock in the proposed Transaction is fair, from a financial point of view, to such holders.

The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,

/s/ J. P. Morgan Securities LLC
J.P. MORGAN SECURITIES LLC

Annex C

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT, dated as of July 9, 2025 (this “Agreement”), is entered into by and between Hearst Media West, LLC, a Delaware limited liability company (“Parent”), and the undersigned shareholders (the “Shareholders”) of DallasNews Corporation, a Texas corporation (the “Company”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

A.  Concurrently with the execution and delivery of this Agreement, Parent, Destiny Merger Sub, Inc., a Texas corporation (“Merger Sub”), and the Company are entering into that certain Agreement and Plan of Merger, dated as of the date hereof (as amended from time to time in accordance with its terms, the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent.

B.  As a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, each of Parent and Merger Sub has required that each Shareholder agree, and each Shareholder has agreed, to enter into this Agreement with respect to all shares of Company Common Stock that each Shareholder beneficially owns (for purposes of this Agreement, as defined in Rule 13d-3 under the Exchange Act) as of July 9, 2025, as set forth on Schedule I (all such shares of Company Common Stock, and any additional shares of Company Common Stock in which each Shareholder acquires record or beneficial ownership on or after the date hereof, the “Subject Shares”).

AGREEMENT

The parties to this Agreement, for and in consideration of the premises and the consummation of the transactions referred to above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, hereby mutually covenant and agree as follows:

SECTION 1 VOTING AGREEMENT

1.1  Voting Agreement.

 (a)  During the Agreement Period (as defined below), each Shareholder hereby, irrevocably and unconditionally, agrees that at any meeting (whether annual or special and each postponement, recess, adjournment or continuation thereof) of the Company Shareholders, however called (each, a “Company Shareholders Meeting”), and in connection with any action proposed to be taken by written consent of the Company Shareholders, each Shareholder shall, in each case, to the fullest extent that the Subject Shares are entitled to be voted at the time of any vote or action by written consent of the Company Shareholders:

  (i)  appear at each such meeting or otherwise cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum; and

  (ii)  be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all such Subject Shares:

   A.  in favor of (1) the approval of the Merger Agreement, the Transactions (including the Merger) and all agreements related to the Transactions (including the Merger) and any actions related thereto; (2) without limitation of the preceding clause (1), the approval of any proposal to adjourn or postpone the Company Shareholders Meeting to a later date if such adjournment or postponement is proposed in compliance with the provisions of Section 6.2(b) of the Merger Agreement; (3) any proposal or action that (A) is required pursuant to applicable Law for the Transactions (including the Merger) to become effective and (B) requires the consent or approval of the Company Shareholders, and (4) any “say on pay” vote regarding executive compensation; and

   B.  in each case other than following any Company Board Recommendation Change, against (1) any Acquisition Proposal or any Alternative Acquisition Agreement; (2) any action, proposal, transaction or agreement that would reasonably be expected to (x) prevent, impede, delay, interfere with, postpone, discourage or frustrate the purposes of or adversely affect the consummation of the Transactions (including the Merger), (y) result in a breach of any covenant, representation or warranty or any other obligation or agreement of each Shareholder under this Agreement or of the Company under the Merger Agreement or (z) result in any of the conditions in Section 7.1 or Section 7.3 of the Merger Agreement not being fully satisfied; (3) except as required pursuant to Section 1.1(a)(ii)(A), (x) any extraordinary corporate transaction, such as a merger, consolidation, sale of substantially all of the assets of the Company or other business combination involving the Company and (y) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company; and (4) any corporate action the consummation of which would frustrate the purposes, or prevent or delay the consummation, of the Transactions.

(b)  For the avoidance of doubt, the foregoing commitments apply to any Subject Shares held by any trust, foundation, limited partnership or other entity directly or indirectly holding Subject Shares for which any of the Shareholders serves as a partner, shareholder, trustee or in a similar capacity so long as, and to the extent, such Shareholder exercises voting control over such Subject Shares. To the extent any of the Shareholders does not have sole control of the voting determinations of such entity, such Shareholder agrees to exercise all voting rights or other voting determination rights such Shareholder has in such entity to carry out the intent and purposes of such Shareholder’s support and voting obligations in this paragraph and otherwise set forth in this Agreement.

(c)  Each Shareholder shall retain at all times the right to vote or exercise such Shareholder’s right to consent with respect to such Shareholder’s Subject Shares in such Shareholder’s sole discretion and without any other limitation on those matters other than those set forth in this Section 1.1 that are at any time or from time to time presented for consideration to the Company Shareholders generally.

SECTION 2  REPRESENTATIONS AND WARRANTIES

2.1  Representations and Warranties of Shareholder. Each Shareholder represents and warrants to Parent as follows:

(a)  Organization. If such Shareholder is an individual, such Shareholder has all requisite capacity to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. If such Shareholder is an entity, such Shareholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is organized (to the extent such concepts are recognized in such jurisdiction) and the consummation of the transactions contemplated hereby are within such Shareholder’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational actions on the part of such Shareholder.

(b)  Authorization. If such Shareholder is an entity, such Shareholder has the requisite corporate, limited liability company, partnership or trust power and authority, and has taken all action necessary, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Such Shareholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform such Shareholder’s obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by each Shareholder and constitutes a legal, valid and binding obligation of each Shareholder and, assuming the due authorization, execution and delivery hereof by Parent, is enforceable against each Shareholder in accordance with its terms, except in each case as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and subject to principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”). If such Shareholder is an individual, and such Shareholder is married, and any of the Subject Shares of such Shareholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, a spousal consent substantially in the form attached as Exhibit A attached hereto has been duly executed and delivered by such Shareholder’s spouse and, assuming the due authorization, execution and delivery hereof by Parent, is enforceable against such Shareholder’s spouse in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(c)  No Conflict.

 (i)  Neither the execution and delivery of this Agreement by each Shareholder nor the performance by each Shareholder of such Shareholder’s obligations hereunder or the consummation by such Shareholder of the transactions contemplated hereby, nor compliance by such Shareholder with any of the terms or provisions hereof, will (A) if such Shareholder is an entity, conflict with or violate any provision of its articles of incorporation, bylaws or similar organizational documents, (B) violate any Law applicable to such Shareholder or the Subject Shares, or (C) require any consent or other action by any Person under, result in any violation or breach of, result in the loss of a benefit under, conflict with any provision of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, amendment, acceleration or cancellation of, any of the terms, conditions or provisions of any Contract to which such Shareholder is a party or is binding with respect to the Subject Shares, or result in the creation of a Lien (except for any applicable restrictions on transfer under the Securities Act or as created by this Agreement (the “Permitted Exceptions”)) upon the Subject Shares, other than in the case of clauses (B) and (C) as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Shareholder’s ability to perform such Shareholder’s obligations under this Agreement.

 (ii)  Except for (A) compliance with any applicable requirements of the Securities Act, the Exchange Act or any other United States state or federal securities Laws, (B) compliance with any Nasdaq rules, and (C) actions or filings the failure of which to be taken or made has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Shareholder’s ability to perform such Shareholder’s obligations under this Agreement, no consents or approvals of, or filings, declarations or registrations with, any

Governmental Authority or any other Person are necessary for the execution and delivery of this Agreement by such Shareholder, the performance by such Shareholder of such Shareholder’s obligations hereunder, and the consummation by such Shareholder of the transactions contemplated hereby.

(d)  Ownership of Subject Shares. As of the date hereof, each Shareholder (and if such Shareholder is an individual, together with such Shareholder’s spouse if such Shareholder is married and the Subject Shares constitute community property under applicable Law) is, and (except with respect to any Subject Shares Transferred (as defined below) in accordance with Section 3.2 hereof) at all times during the Agreement Period will be, the record and beneficial owner of the Subject Shares free and clear of any Liens and any other limitation or restriction (except for the Permitted Exceptions) and with no restrictions on such Shareholder’s rights of voting or disposition pertaining thereto, except for any applicable restrictions on Transfer (as defined below) under the Securities Act. Except to the extent of any Subject Shares acquired after the date hereof (which shall become Subject Shares upon that acquisition), the Subject Shares set forth on Schedule I opposite the name of each Shareholder are the only shares of Company Common Stock beneficially owned by each Shareholder on the date hereof. Other than as set forth on Schedule I, each Shareholder does not beneficially own any (i) shares of capital stock or other voting securities of or ownership interests in the Company, (ii) securities of the Company convertible into or exchangeable or exercisable for shares of capital stock or other voting securities of or ownership interests in the Company, or (iii) warrants, calls, options or other rights to acquire from the Company any capital stock or other voting securities or ownership interests in or any securities convertible into or exchangeable or exercisable for capital stock or other voting securities or ownership interests in the Company.

(e)  Voting Power. Each Shareholder has full voting power with respect to all the Subject Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all the Subject Shares. Except for this Agreement, none of the Subject Shares are subject to any voting agreement, voting trust or other agreement or arrangement, including any proxy, consent or power of attorney, with respect to the voting of the Subject Shares. Each Shareholder further represents that any proxies heretofore given in respect of the Subject Shares, if any, are revocable.

(f)  Absence of Litigation. With respect to each Shareholder, as of the date hereof, there is no action, suit, inquiry, investigation, proceeding or civil investigation, pending or, to the knowledge of each Shareholder, threatened against or affecting such Shareholder or the Subject Shares that could reasonably be expected to impair the ability of such Shareholder to perform his, her or its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(g)  Reliance. Each Shareholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Shareholder’s execution, delivery and performance of this Agreement.

(h)  Finder’s Fees. No agent, broker, investment banker, finder or other intermediary is or will be entitled to any fee or commission or reimbursement of expenses from Parent, the Company or any of their respective Affiliates in respect of this Agreement based upon any arrangement or agreement made by or on behalf of any Shareholder.

2.2  Representations and Warranties of Parent. Parent hereby represents and warrants to each Shareholder as follows:

(a)  Organization; Authorization. Parent is a Delaware limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. This Agreement has been duly executed and delivered by Parent and constitutes a legal, valid and binding obligation of Parent and, assuming the due authorization, execution and delivery hereof by each Shareholder, is enforceable against Parent in accordance with its terms, subject in each case to the Bankruptcy and Equity Exception.

(b)  No Conflict.

 (i)  Neither the execution and delivery of this Agreement by Parent nor the performance by Parent of its obligations hereunder or the consummation by Parent of the transactions contemplated hereby, nor compliance by Parent with any of the terms or provisions hereof, will (A) conflict with or violate any provision of the certificate of incorporation or bylaws of Parent, (B) violate any Law applicable to Parent, or (C) result in any violation or breach of any Contract to which Parent is a party, other than in the case of clauses (A), (B) and (C) as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent to perform its obligations under this Agreement.

(ii)  Except for (A) compliance with any applicable requirements of the Securities Act, the Exchange Act or any other United States state or federal securities Laws, and (B) actions or filings the failure of which to be taken or made has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent to perform its obligations under this Agreement, no consents or approvals of, or filings, declarations or registrations with, any Governmental Authority or any other Person are necessary for the execution and delivery of this Agreement by Parent, the performance by Parent of its obligations hereunder, and the consummation by Parent of the transactions contemplated hereby.

SECTION 3 CERTAIN COVENANTS

3.1  No Solicitation. None of the Shareholders shall, and each of the Shareholders shall cause such Shareholder’s Affiliates (other than the Company or its Subsidiaries) (the “Shareholder Affiliates”) not to and shall use such Shareholder’s reasonable best efforts to cause their respective Representatives acting on behalf of such Shareholder or the Shareholder Affiliates not to, directly or indirectly, (a) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, the making or completion of any Acquisition Proposal, or any inquiry, proposal or offer that constitutes, or could reasonably be expected to result in or lead to, any Acquisition Proposal, (b) enter into, continue or otherwise participate or engage in any discussions or negotiations with any Person regarding or with respect to an Acquisition Proposal or any inquiry, proposal or offer that constitutes, or could reasonably be expected to result in or lead to, any Acquisition Proposal, (c) except to the extent required by applicable Law, furnish to any Person any information or data concerning the Company or any of its Subsidiaries regarding or with respect to any Acquisition Proposal or any inquiry, proposal or offer that constitutes, or could reasonably be expected to result in or lead to, any Acquisition Proposal, or (d) approve, endorse or recommend, make any public statement approving, endorsing or recommending, or enter into any agreement relating to, any inquiry, proposal or offer that constitutes, or could reasonably be expected to result in or lead to, an Acquisition Proposal (collectively, the “Restricted Activities”). Each Shareholder shall, and shall use such Shareholder’s reasonable best efforts to cause the Shareholder Affiliates and their respective Representatives acting on behalf of such Shareholder or the Shareholder Affiliates to, immediately cease and cause to be terminated all existing solicitations, discussions or negotiations with any Person conducted heretofore with respect to any Acquisition Proposal by or on behalf of such Shareholder or the Shareholder Affiliates. Notwithstanding the foregoing, each Shareholder, the Shareholder Affiliates and their respective Representatives may engage in any Restricted Activities to the same extent that the Company is permitted to do so pursuant to Section 5.3 of the Merger Agreement.

3.2  No Transfer; No Group.

(a)  Except pursuant to the terms of this Agreement, including Section 3.2(b), during the Agreement Period (as defined below), no Shareholder shall (and no Shareholder shall cause or permit any Person under such Shareholder’s control to), without the prior written consent of Parent and the Company, directly or indirectly, (i) convert any Subject Shares consisting of shares of Company Series B Common Stock into shares of Company Series A Common Stock, (ii) grant any proxies, consents, powers of attorney, rights of first offer or refusal or enter into any voting trust or voting agreement or arrangement with respect to the voting of any of the Subject Shares, (iii) sell (including short sell), assign, transfer, exchange, tender, pledge, encumber, grant a participation interest in, hypothecate, place in trust or otherwise dispose of (including by gift), whether voluntarily or by operation of Law, or limit such Shareholder’s right, title or interest or right to vote in any manner with respect to (except, in each case, by will or under the laws of intestacy) any of the Subject Shares (each, a “Transfer”), (iv) enter into any Contract with respect to the direct or indirect Transfer of any of the Subject Shares, (v) otherwise permit any Liens (except for the Permitted Exceptions) to be created on any of the Subject Shares, or (vi) agree or commit to take any of the actions referred to in the foregoing clauses (i) through (v). Any Transfer or purported Transfer of any Subject Shares in violation of this Section 3.2 shall be null and void and of no force and effect whatsoever.

(b)  Notwithstanding anything in Section 3.2(a) to the contrary, each Shareholder may Transfer Subject Shares (x) if such Shareholder is an individual, (i) to any member of such Shareholder’s immediate family (i.e., spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild), (ii) to a trust for the sole benefit of such Shareholder or any member of such Shareholder’s immediate family, or (iii) upon the death of such Shareholder, or (y) if such Shareholder is an entity, (i) to any parent entity, subsidiary or Affiliate under common control with such Shareholder, or (ii) to a partner or member of such Shareholder (each, a “Permitted Transfer”); provided, that a Permitted Transfer shall be permitted only if the transferee executes and delivers a joinder to this Agreement pursuant to which such transferree agrees to assume all of such Shareholder’s obligations hereunder in respect of the Subject Shares subject to such Permitted Transfer and to be bound by, and comply with, the terms of this Agreement to the same extent as such Shareholder is bound hereunder.

(c)  Each Shareholder agrees that such Shareholder shall not, and shall cause each of such Shareholder’s Affiliates not to, become a member of a “group” (as that term is used in Section 13(d) of the Exchange Act) that such Shareholder is not currently a part of and that has been disclosed in a filing on Schedule 13D prior to the date hereof (other than as a result of entering into this Agreement) with respect to any of the Subject Shares for the purpose of opposing or competing with the Transactions.

3.3  Documentation and Information. Each Shareholder (a) consents to and authorizes the publication and disclosure by Parent or the Company of such Shareholder’s identity and holding of the

Subject Shares, the nature of such Shareholder’s commitments, arrangements and understandings under this Agreement (including, for clarity, the disclosure of this Agreement) and any other information, in each case, that Parent or the Company reasonably determines is required to be disclosed by applicable Law in any press release, any schedules and documents filed with the SEC or any other disclosure document in connection with the Transactions, and (b) agrees to promptly give to Parent and the Company any information related to each Shareholder that Parent or the Company may reasonably require for the preparation of any such disclosure documents. Each Shareholder agrees to promptly notify Parent and the Company of any required corrections with respect to any information supplied by each Shareholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

3.4  Additional Subject Shares. In the event that any Shareholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional voting interest with respect to the Company, such voting interests shall, without further action of the parties hereto or any other Person, be subject to the provisions of this Agreement, and the number of Subject Shares set forth on Schedule I opposite the name of such Shareholder will be deemed amended accordingly. Such Shareholder shall promptly notify Parent in writing of any such event.

3.5  Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the shares of Company Common Stock by reason of a stock split, reverse stock split, recapitalization, combination, reclassification, readjustment, exchange of shares or the like, the term “Subject Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged.

3.6  Waiver of Appraisal Rights and Actions. Each Shareholder hereby (a) irrevocably waives and agrees not to exercise any and all rights such Shareholder may have as to appraisal or dissent with respect to any of the Subject Shares that may arise with respect to the Merger or any of the other Transactions, including under Subchapter H, Chapter 10 of the TBOC, and (b) agrees (i) not to commence or participate in, and (ii) to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger or any of the other Transactions, including any such claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, or (B) alleging a breach of any fiduciary duty of the Company Board in connection with the Merger Agreement or the Transactions.

3.7  No Inconsistent Agreements. Each Shareholder hereby covenants and agrees that such Shareholder shall not, at any time prior to the termination of this Agreement, (a) enter into any voting agreement or voting trust with respect to any of the Subject Shares that is inconsistent with such Shareholder’s obligations pursuant to this Agreement, (b) grant a proxy or power of attorney with respect to any of the Subject Shares that is inconsistent with such Shareholder’s obligations pursuant to this Agreement, or (c) enter into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent such Shareholder from satisfying, such Shareholder’s obligations pursuant to this Agreement.

3.8  Notices of Certain Events. Each Shareholder shall notify Parent in writing of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any breach of any of the representations and warranties of such Shareholder set forth in Section 2.1.

3.9  Further Assurances. Parent and each Shareholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Laws, in order to perform their respective obligations under this Agreement.

SECTION 4  MISCELLANEOUS

4.1  Notices. Any notices or other communications to any party required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered or sent if delivered in person, (b) on the fifth (5th) Business Day after dispatch by registered or certified mail, (c) on the next Business Day if transmitted by national overnight courier or (d) on the date delivered if sent by email (with electronic confirmation of receipt), in each case, as follows (or to such other Persons or addressees as may be designated in writing by the party to receive such notice):

if to Parent, to:

Hearst Media West, LLC

c/o The Hearst Corporation

300 West 57th Street

New York, NY 10019

Attention:  Jeffrey M. Johnson

Email:    [***]

with copies (which shall not constitute notice) to:

The Hearst Corporation

300 West 57th Street

New York, NY 10019

Attention:   Office of the General Counsel

Email:     [***]

and

Clifford Chance US LLP

Two Manhattan West

375 9th Avenue

New York, NY 10001

Attention:  Chang-Do Gong

      Benjamin K. Sibbett

Email:     [***]

if to the Shareholders, to:

Robert W. Decherd

[***]

[***]

Email: [***]

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

2001 Ross Avenue, 21st Floor

Dallas, Texas 75201

Attention:   Jeffrey A. Chapman

Email:     [***]

4.2  Amendment; Waiver. Any provision of this Agreement may be amended or waived during the Agreement Period if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege.

4.3  Termination. This Agreement shall automatically terminate and become void and of no further force or effect on the earlier of (a) the Effective Time, (b) with respect to each Shareholder, the date of any material modification or amendment of the Merger Agreement as in effect on the date of this Agreement, or any material written waiver of the Company’s rights under the Merger Agreement as in effect on the date of this Agreement that was made in connection with a request from Parent, that adversely affects the value of the consideration payable to each Shareholder, causes such consideration to include any property other than cash, or adds new conditions or modifies any existing conditions to the consummation of the Merger that materially adversely affects such Shareholder or the Merger, effected without the prior written consent of such Shareholder, (c) the written agreement of Parent and each Shareholder to terminate this Agreement, (d) the valid termination of the Merger Agreement in accordance with its terms, (e) receipt by the Company of the Company Shareholder Approval, (f) a Company Board Recommendation Change, and (g) a material breach of this Agreement by Parent that remains uncured on the date that is the earlier of (x) 30 days following written notice thereof from the Shareholders to Parent and (y) 5 days before the then-scheduled date of the Company Shareholders Meeting (the period from the date of this Agreement through such termination time being referred to as the “Agreement Period”); provided that (x) Section 4.1, Section 4.2, this Section 4.3, Section 4.5, Section 4.9, Section 4.10, and Section 4.15 shall survive such termination, and (y) the termination of this Agreement shall not relieve any party from liability arising from fraud or any Willful Breach of this Agreement prior to such termination.

4.4  No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to each applicable Shareholder, and Parent shall have no authority to direct any Shareholder in the voting or disposition of any of the Subject Shares, except as otherwise provided herein.

4.5  Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses, whether or not the Transactions are consummated.

4.6  Representations and Warranties. The representations and warranties contained in this Agreement shall not survive the Effective Time or, if earlier, the termination of this Agreement.

4.7  Entire Agreement; Counterparts. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by electronic communication or otherwise) to the other parties. Until and unless each party has received a counterpart hereof signed by the other parties hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

4.8  Assignment; Third Party Beneficiaries. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. No party may assign, delegate or otherwise transfer any of such party’s rights or obligations under this Agreement without the consent of each other party. This Agreement is not intended to and shall not confer upon any Person other than the parties hereto (and their respective heirs, successors and permitted assigns) any rights, remedies, benefits, obligations, liabilities or claims hereunder; provided, that the Company shall be an express third party beneficiary with respect to Sections 2.1, 3.2, 3.3 and 3.6. No assignment by any party shall relieve such party of any of such party’s obligations hereunder.

4.9  Governing Law; Jurisdiction.

(a)  This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Texas, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Texas.

(b)  Each of the parties hereto hereby irrevocably and unconditionally submits, for such party and such party’s property, to the exclusive jurisdiction of the state courts of the State of Texas, or any federal court sitting in the State of Texas (the “Chosen Courts”), in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating hereto or thereto, and each of the parties hereto hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in the Chosen Courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Chosen Courts, (iii) waives, to the fullest extent such party may legally and effectively do so, any objection that such party may now or hereafter have to the jurisdiction or laying of venue of any such action or proceeding in such Chosen Courts and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such Chosen Courts. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(c)  Each party irrevocably consents to the service of process outside the territorial jurisdiction of the Chosen Courts in any such action or proceeding by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to such party’s address as specified in or pursuant to this Agreement. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

4.10  WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY ACKNOWLEDGES AND AGREES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (B) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.10.

4.11  Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction or other Governmental Authority to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the extent possible.

4.12  Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal court located in the State of Texas or any Texas state court, this being in addition to any other remedy to which they are entitled at law or in equity.

4.13  Construction. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein and the rules and regulations promulgated thereunder. References to a Person are also to such Person’s permitted assigns and successors.

4.14  No Presumption. Each of the parties agrees that he, she or it has had the opportunity to review this Agreement with counsel of his, her or its own choosing and, therefore, waives the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

4.15  No Agreement Until Executed. This Agreement shall not be effective unless and until the Company Board has approved the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger.

4.16  Obligations; Shareholder Capacity. Each Shareholder is signing and entering this Agreement solely in his, her or its capacity as the beneficial owner of the Subject Shares.

4.17  Stop Transfer Order; Legend.

 (a)  In furtherance of this Agreement, each Shareholder hereby authorizes the Company, promptly after the date hereof, to enter, or cause its transfer agent to enter, a stop transfer order with respect to all of the Subject Shares with respect to any Transfer not permitted hereunder and to include the following legend on any share certificates for the Subject Shares: “THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VOTING AND TRANSFER RESTRICTIONS PURSUANT TO THAT CERTAIN VOTING AND SUPPORT AGREEMENT, DATED AS OF JULY 9, 2025, BY AND BETWEEN HEARST MEDIA WEST, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AND THE SHAREHOLDERS PARTY THERETO. ANY TRANSFER OF SUCH SHARES OF STOCK IN VIOLATION OF THE TERMS AND PROVISIONS OF SUCH VOTING AND SUPPORT AGREEMENT SHALL BE NULL AND VOID AND HAVE NO FORCE OR EFFECT WHATSOEVER.” The delivery of such securities by the delivering party shall not in any way affect such party’s rights with respect to such securities.

 (b)  In the event that any Shareholder intends to undertake a Permitted Transfer of any of the Subject Shares, such Shareholder shall provide written notice thereof to Parent and shall authorize the Company to, or authorize the Company to instruct its transfer agent to, (a) lift any stop transfer order in respect of the Subject Shares to be so Transferred in order to effect such Permitted Transfer only upon certification by Parent that the written agreement to be entered into by the transferee agreeing to be bound by this Agreement pursuant to Section 3.2(b) is satisfactory to Parent in its reasonable judgment and (b) re-enter any stop transfer order in respect of the Subject Shares to be so Transferred upon completion of the Permitted Transfer.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the day and year first above written.

PARENT: HEARST MEDIA WEST, LLC

By:	/s/ Jeffrey M. Johnson
Name: Jeffrey M. Johnson
Title: President

Signature Page to Voting and Support Agreement

SHAREHOLDERS: Robert W. Decherd

/s/ Robert W. Decherd

The Decherd Foundation

By:	/s/ Robert W. Decherd
Name: Robert W. Decherd Title: Chairman

Maureen Decherd

/s/ Maureen Decherd

Signature Page to Voting and Support Agreement

SCHEDULE I

SUBJECT SHARES

Shareholder	Company Series A Common Stock	Company Series B Common Stock
Robert W. Decherd	78,165	514,376
The Decherd Foundation	0	75,072
Robert W. Decherd and Maureen Decherd	0	1,157
Maureen Decherd	0	60

EXHIBIT A

FORM OF SPOUSAL CONSENT

The undersigned represents that the undersigned is the spouse of [●] (the “Shareholder”) and that the undersigned is familiar with the terms set forth in that certain Voting and Support Agreement (the “Agreement”), dated as of July 9, 2025, by and between Hearst Media West, LLC, a Delaware corporation (“Parent”), and the Shareholders of DallasNews Corporation party thereto. All capitalized terms that are used but not defined in this Consent (this “Consent”) shall have the respective meanings ascribed to them in the Agreement.

The undersigned further acknowledges that the undersigned understands the contents, meaning and scope of the Agreement, and is satisfied therewith and the undersigned freely, voluntarily and knowingly consents to the matters described herein. The undersigned is aware that the Agreement contains provisions regarding the voting and transfer of the Subject Shares that the Shareholder may own, including any interest the undersigned might have therein.

The undersigned hereby agrees that the undersigned’s interest, if any, in any Subject Shares subject to the terms and conditions of the Agreement shall be irrevocably bound by the Agreement and further understands and agrees that any community property interest the undersigned may have in such Subject Shares shall be similarly bound by the terms and conditions of the Agreement to the same extent as the Shareholder as if the undersigned had been an original party to the Agreement. The undersigned further agrees to perform any acts or execute any documents or instruments necessary to effectuate the purpose or intent of, or to complete the performance of, the Agreement.

The undersigned is aware that the legal, financial and related matters contained in the Agreement are complex and that the undersigned is free to seek independent professional guidance or counsel with respect to the Agreement and the transactions contemplated thereby as well as the execution of this Consent. The undersigned has either sought such guidance or counsel or determined after reviewing the Agreement carefully that the undersigned will waive such right.

This Consent shall be binding upon the undersigned’s heirs, legatees or other transferees and shall inure to the benefit of Parent and its successors and assigns. The execution and delivery of this Consent by electronic signature or in .pdf format shall be sufficient to bind the undersigned to the terms and conditions of this Consent and the Agreement. The provisions contained in Section 4 (Miscellaneous) of the Agreement shall apply mutatis mutandis to this Consent.

Dated as of the [●] day of [●], 2025.

Signature

Print Name

PRELIMINARY – SUBJECT TO COMPLETION

NOTICE TO PARTICIPANTS IN THE DALLASNEWS CORPORATION SAVINGS PLAN

This notice to participants in the DallasNews Corporation Savings Plan accompanies the proxy materials relating to the Special Meeting of Shareholders (the “Special Meeting”) of DallasNews Corporation (“DallasNews” or the “Company”) that will be held in the auditorium of DallasNews’ corporate headquarters at 1954 Commerce Street, Dallas, Texas 75201, on    ,    , 2025, at    , Central Daylight Time. The DallasNews Board of Directors has fixed the close of business on    , 2025, as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting or any adjournment(s) thereof. The Special Meeting will be held for the purpose of acting on the following matters:

Proposal 1:

To approve (i) the Agreement and Plan of Merger, dated as of July 9, 2025, as amended on July 27, 2025 (including the plan of merger set forth therein and as it may be further amended from time to time, the “Merger Agreement”), by and among the Company, Hearst Media West, LLC, a Delaware limited liability company (“Parent”), Destiny Merger Sub, Inc., a Texas corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), and, solely for the purposes specified therein, Hearst Communications, Inc., a Delaware corporation, under which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent, a copy of which is attached as Annex A to the accompanying proxy statement and is incorporated therein by reference, (ii) the Merger and (iii) the other transactions contemplated by the Merger Agreement (the “Merger Proposal”);

Proposal 2:

To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”); and

Proposal 3:

To approve the adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional proxies to vote in favor of the Merger Proposal if there are not sufficient votes at the time of the Special Meeting to approve the Merger Proposal, or to establish a quorum (the “Adjournment Proposal”).

Directions to the Trustee

Only Fidelity Management Trust Company, as the trustee of the DallasNews Corporation Savings Plan (“Fidelity”), can vote the shares of the Company’s Class A common stock, par value $0.01 per share (“Common Stock”), held by the Savings Plan (“Plan Shares”). However, under the terms of your plan, you are entitled to instruct Fidelity how to vote the Plan Shares that were allocated to your plan account at the close of business on the Record Date. Voting instructions with respect to Plan Shares must be received by 11:59 p.m. Eastern Daylight Time on    , 2025, and may not be provided during the meeting.

The enclosed voting instruction card includes instructions on how to access the proxy materials and how to provide your voting instructions to Fidelity via the Internet. Your participation is important and your vote is confidential. Please take the time to vote your Plan Shares via the Internet using the instructions included in the enclosed voting instruction card, by using the toll-free telephone number provided in the proxy materials, or by completing the voting instruction card and returning it in the envelope provided.

With respect to the DallasNews Corporation Savings Plan, Fidelity will vote all Plan Shares in accordance with the voting instructions that are received via mail, telephone, or Internet on or before    , 2025 from participants in the plan, unless Fidelity determines such instructions are contrary to the requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). If you sign, date and return a paper voting instruction card but do not check any boxes on the card, then Fidelity will vote your Plan Shares FOR the Merger Proposal, FOR the Advisory Compensation Proposal, FOR the Adjournment Proposal and in its discretion with respect to any other matters that may properly come before the Special Meeting that are unknown to the Company (together with its participants in the solicitation) a reasonable time before this solicitation.

Confidentiality and Instructions

Your voting instructions to Fidelity are strictly confidential and will not be revealed, directly or indirectly, to any director, officer, or other employee of DallasNews or to anyone else, except as otherwise required by law. Therefore, you should feel completely free to instruct Fidelity to vote your Plan Shares in the manner you think best.

Voting Deadline

Because of the time required to tabulate voting instructions from participants before the Special Meeting, Fidelity must establish a cut-off date for receipt of voting instructions. The cut-off date is    , 2025, and therefore it is important that you act promptly to vote your Plan Shares on or before that date. Voting instructions received by Fidelity after the cut-off date will not be tabulated. If Fidelity does not receive timely instructions from you with respect to your Plan Shares, Fidelity will vote your Plan Shares in the same proportion as the shares for which voting instructions have been received from other participants in the DallasNews Corporation Savings Plan.

Further Information

If you are a direct shareholder of DallasNews, please note that you must vote your directly-owned shares of Common Stock and your Plan Shares separately. You may not use the card or the voter identification information with respect to your directly-owned shares of Common Stock to vote your Plan Shares. Your direct vote of non-plan shares is not confidential.

If you have questions regarding the information provided to you, you may contact the plan administrator at (800) 835-5098 between 8:00 a.m. and 5:00 p.m., Central Time, Monday through Friday.

Your ability to instruct Fidelity how to vote your Plan Shares is an important part of your rights as a participant. Please consider the proxy materials carefully and provide your voting instructions to us promptly.

    , 2025

FIDELITY MANAGEMENT TRUST COMPANY as Trustee of the DALLASNEWS CORPORATION SAVINGS PLAN

PRELIMINARY PROXY CARD styleIPC—SUBJECT TO COMPLETION Your vote P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. DallasNews Corporation Internet: www.proxypush.com/DALN Cast your vote online Special Meeting of Shareholders Have your Proxy Card ready Follow the simple instructions to record your vote For Shareholders of record as of [ ], 2025 Phone: 1-866-284-6524 [ ], 2025 [ ] AM, Central Daylight Time Use any touch-tone telephone DallasNews Corporation Auditorium, Corporate Headquarters Have your Proxy Card ready 1954 Commerce Street, Dallas, Texas 75201 Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: [ ] AM, Central Daylight Time, [ ], 2025 This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints John A. Beckert and Katy Murray, or any one or more of them, as proxies, each with the power to appoint his or her substitute, hereby revoking any proxies previously given, and hereby authorizes each of them to represent and to vote as designated on the reverse side all the shares of the common stock of DallasNews Corporation (“DallasNews”) held of record by the undersigned on [ ], 2025 at the Special Meeting of Shareholders, and any adjournment or postponement thereof. THIS PROXY/VOTING INSTRUCTION CARD, WHEN PROPERLY COMPLETED AND RETURNED BY YOU, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY YOU. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES. IF YOU SIGN, DATE AND RETURN A PROXY/VOTING INSTRUCTION CARD BUT DO NOT CHECK ANY BOXES ON THE CARD, THEN THIS PROXY/VOTING INSTRUCTION CARD WILL BE VOTED “FOR” ALL PROPOSALS AND IN THE PROXYHOLDER’S OR THE TRUSTEE’S, AS APPLICABLE, DISCRETION WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING THAT ARE UNKNOWN TO THE COMPANY (TOGETHER WITH ITS PARTICIPANTS IN THE SOLICITATION) A REASONABLE TIME BEFORE THIS SOLICITATION. If you hold shares in the Company Savings Plan, then this proxy/voting instruction card, when properly completed and returned by you, constitutes voting instructions to Fidelity Management Trust Company (“Fidelity”), as the trustee of the Savings Plan, to vote the shares of DallasNews common stock allocated to your plan account as of [ ], 2025, at the Special Meeting of Shareholders, and any adjournment or postponement thereof and also constitutes voting instructions to Fidelity for a proportionate number of shares of DallasNews common stock in the Savings Plan for which voting instructions have not been received. Your instructions to Fidelity will be held in confidence and will be made available only to the inspectors of the election at the Special Meeting, none of whom is an employee of DallasNews. Please use the other side of this form in giving your instructions. Voting instructions with respect to DallasNews Corporation shares held in the DallasNews Savings Plan (the “Savings Plan”) must be received by 11:59 p.m. Eastern Time on [ ], 2025, and may not be provided at the meeting. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION DallasNews Corporation Special Meeting of Shareholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS FOR AGAINST ABSTAIN 1. To approve (i) the Agreement and Plan of Merger, dated as of July 9, 2025, as amended on July FOR 27, 2025 (including the plan of merger set forth therein and as it may be further amended from time to time, the “Merger Agreement”), by and among the Company, Hearst Media West, LLC, a Delaware limited liability company (“Parent”), Destiny Merger Sub, Inc., a Texas corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), and, solely for purposes specified therein, Hearst Communications, Inc., a Delaware corporation, under which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent, (ii) the Merger and (iii) the other transactions contemplated by the Merger Agreement, which proposal we refer to as the “Merger Proposal;” 2. To approve, on a non-binding, advisory basis, the compensation that may be paid or become FOR payable to our named executive officers that is based on or otherwise relates to the Merger; and. To approve the adjournment of the Special Meeting from time to time, if necessary or appropriate, FOR including to solicit additional proxies to vote in favor of the Merger Proposal if there are not sufficient votes at the time of the Special Meeting to approve the Merger Proposal, or to establish a quorum. Check here if you would like to attend the meeting in person. Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date